    As filed with the Securities and Exchange Commission on April 26, 2018

                                                 File Nos. 333-67904; 811-05343

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4


     Registration Statement Under The Securities Act of 1933
                          Pre-Effective Amendment No.                                [_]
                          Post-Effective Amendment No. 24                            [X]

                                and/or

  Registration Statement Under the Investment Company Act of 1940
                        Amendment No. 325                                            [X]

                       (Check Appropriate Box or Boxes)

                 Genworth Life & Annuity VA Separate Account 1
                          (Exact Name of Registrant)

                  Genworth Life and Annuity Insurance Company
                              (Name of Depositor)

                6610 West Broad Street Richmond, Virginia 23230
        (Address of Depositor's Principal Executive Offices, Zip Code)

                                (804) 281-6000
              (Depositor's Telephone Number, Including Area Code)

                            Michael D. Pappas, Esq.
                           Associate General Counsel
                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230
               (Name and Complete Address of Agent for Service)

          -----------------------------------------------------------

Approximate Date of Proposed Public Offering: Upon the effective date of this Post-Effective Amendment to this Registration Statement

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2018 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Scheduled Purchase Payment Variable Deferred Annuity Contracts

================================================================================

                 Genworth Life & Annuity VA Separate Account 1
                                Prospectus For
        Scheduled Purchase Payment Variable Deferred Annuity Contracts
                                $1,000,000,000

                                  Issued by:
                  Genworth Life and Annuity Insurance Company

--------------------------------------------------------------------------------

Genworth Life and Annuity Insurance Company discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in this prospectus.


This prospectus, dated May 1, 2018, describes scheduled purchase payment variable deferred annuity contracts (the "contracts") for individuals or groups and certain qualified and non-qualified retirement plans. Genworth Life and Annuity Insurance Company (the "Company," "we," "us," or "our") issues the contract.


This prospectus describes all material features and benefits of the contract and provides details about Genworth Life & Annuity VA Separate Account 1 (the "Variable Account") you should know before investing. Please read this prospectus carefully and keep it for future reference.

The contract offers you the payment of periodic annuity benefits and the accumulation of Contract Value. If you satisfy certain conditions, you will receive lifetime Income Payments of a guaranteed minimum amount and the potential to receive more than the guaranteed minimum amount.

The contract requires you to make monthly payments in predetermined amounts to be eligible to receive guaranteed minimum payments at the time you annuitize the contract. We must receive these payments by a set date ("due date") each month. If we receive your payment on the due date, we will allocate your payment to a Subaccount that invests in shares of the State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund (the "Total Return Fund"). All shares of the Total Return Fund outstanding on May 1, 2006 were re-designated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. The Subaccount will invest in Class 3 shares, for contracts issued on or after May 1, 2006. If we receive your payment before its due date, we will allocate it to our Guarantee Account, which is part of our General Account, until the due date. On the due date, we will transfer that payment to the Subaccount. If we receive your payment more than 30 days after its due date, you must pay interest on that payment. The interest must be paid within one year of the transfer due date in order to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

We anticipate that you will make your monthly payments by submitting payments to us on a monthly basis. However, we will allow you to supplement or prepay some, or all, of your monthly payments by making a lump sum payment of at least a certain amount. If the lump sum amount is greater than six monthly payments, we will allocate that lump sum amount to a non-unitized separate account that we have established to hold the supplemental or prepayments you make. Amounts in the non-unitized separate account will earn a predetermined rate of interest. Depending upon your instructions and the amount of the lump sum payment received, we will use such lump sum payment to either lower the amount of some or all of your remaining monthly payments or to pay the entire amount of some or all of your remaining monthly payments. If you do not provide instructions when you make a lump sum payment, we will allocate that payment to our Guarantee Account until we receive your instructions.

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. Amounts you surrender or partially withdraw may be subject to a surrender or access charge; amounts you surrender or partially withdraw from the non-unitized separate account may also be subject to a Market Value Adjustment. You must repay any amount you receive from the Subaccount, plus interest, within one year of the partial withdrawal to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

The value of your contract before your Income Payments begin, and the amount of your Income Payments (if you lose your right to receive Guaranteed Minimum Income Payments), will depend upon the investment performance of the Total Return Fund. You bear the risk of investment loss.

You should not purchase this contract unless you believe you can make all required payments and you intend to take your annuity benefits in the form of monthly Income Payments.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

Your investment in the contract:

  .  Is NOT a bank deposit

  .  Is NOT FDIC insured

  .  Is NOT insured or endorsed by a bank or any government agency

  .  Is NOT available in every state

  .  MAY go down in value


A Statement of Additional Information, dated May 1, 2018, which contains additional information about the contract, has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus.


For general information or to obtain free copies of the:

  .  Statement of Additional Information;

  .  annual report for the Variable Account;

  .  prospectus, annual report or semi-annual report for the Total Return Fund;
     or

  .  any required forms,

                          call us at 800.352.9910; or

                                 write us at:

                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

Material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

Table of Contents

Definitions..................................................................  5

Fee Tables...................................................................  7
   Examples.................................................................. 10

Condensed Financial Information.............................................. 11

Synopsis and Risk Factors.................................................... 12

Investment Results........................................................... 17

The Company.................................................................. 17
   Financial Condition of the Company........................................ 17

The Variable Account......................................................... 18
   The Subaccount and the Total Return Fund.................................. 19
   Voting Rights............................................................. 20
   Changes to the Variable Account and the Subaccount........................ 21
   The Subaccount -- Policies and Procedures................................. 21

The Guarantee Account and The Immediate Installment Account.................. 21
   The Guarantee Account..................................................... 21
   The Immediate Installment Account......................................... 22

The Contract................................................................. 23
   Ownership................................................................. 23
   Annuitant/Joint Annuitant................................................. 23
   Assignment................................................................ 24
   Guaranteed Minimum Income Payments........................................ 24
   Purchase Payments......................................................... 24
   Grace Period.............................................................. 27
   Reinstatement............................................................. 27
   Scheduled Purchase Payments............................................... 27
   Flexible Purchase Payments and Immediate Installments..................... 28
   Allocation of Purchase Payments........................................... 28
   Optional Riders........................................................... 29
   Valuation Day and Valuation Period........................................ 31
   Valuation of Accumulation Units........................................... 31

Surrender and Partial Withdrawals............................................ 31

Charges and Other Deductions................................................. 34
   Surrender Charges, Access Charges and Market Value Adjustments............ 34
   Deductions from the Variable Account...................................... 39
   Deductions for Taxes...................................................... 39
   Purchase Payments for the Optional Riders................................. 39
   Other Charges and Deductions.............................................. 39

The Death Benefit............................................................ 39
   Death Benefit Upon Death of an Owner Before the Annuity Commencement Date. 39
   Death Benefit Amount...................................................... 40
   Required Distributions.................................................... 40

   Distribution Rules...............................................  40
   Death Benefit After the Annuity Commencement Date................  41

Benefits at Annuity Commencement Date...............................  41
   Guaranteed Minimum Income Payments...............................  42

Optional Payment Plans..............................................  44

Federal Income Tax Matters..........................................  45
   Introduction.....................................................  45
   Taxation of Non-Qualified Contracts..............................  45
   Qualified Retirement Plans.......................................  48
   Federal Income Tax Withholding...................................  52
   State Income Tax Withholding.....................................  53
   Tax Status of the Company........................................  53
   Federal Estate, Gift and Generation-Skipping Transfer Taxes......  53
   Definition of Spouse Under Federal Law...........................  53
   Annuity Purchases by Residents of Puerto Rico....................  53
   Annuity Purchases by Nonresident Aliens and Foreign Corporations.  53
   Foreign Tax Credits..............................................  53
   Changes in the Law...............................................  53

Requesting Payments.................................................  54

Sales of the Contracts..............................................  54

Legal Proceedings...................................................  55

Additional Information..............................................  57
   Owner Questions..................................................  57
   Return Privilege.................................................  57
   State Regulation.................................................  57
   Evidence of Death, Age, Gender or Survival.......................  57
   Records and Reports..............................................  57
   Legal Matters....................................................  58
   Exemption to File Periodic Reports...............................  58
   Unclaimed Property...............................................  58
   Where You Can Find More Information..............................  58

Appendix -- Annuity Cross Funding Program........................... A-1

Table of Contents for Statement of Additional Information

DEFINITIONS

The following defined terms are used throughout this prospectus:

Accumulation Period -- The period from the date your contract is issued until the date Income Payments begin.

Accumulation Unit -- An accounting unit of measure we use to calculate the value of the Subaccount until the date Income Payments begin.

Adjustment Account -- An account that we establish for each contract to keep track of the cumulative amount, if any, by which the Calculated Level Monthly Benefits fall short of the Guaranteed Minimum Income Payments.

Annual Variable Annuity Benefit -- The Income Payment calculated annually by multiplying the number of Annuity Units for a contract by the Annuity Unit value as of the Annuity Commencement Date and each anniversary of the Annuity Commencement Date.

Annuitant/Joint Annuitant -- The person(s) named in the contract whose age and, where appropriate, gender, determine Monthly Income Payments. The Owner must also be named as the Annuitant unless the Owner is not a natural person.

Annuity Commencement Date -- The date Income Payments are scheduled to begin as chosen at the time of application. This date must be a date at least 10 years from the date the contract is issued and may not be changed once the contract is issued.

Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent Annual Variable Annuity Benefit.

Annuity Year -- The twelve month period beginning on the Annuity Commencement Date or any anniversary of that date thereafter.

Calculated Level Monthly Benefit -- One-twelfth of the Annual Variable Annuity Benefit plus level interest over a twelve month period.

Code -- The Internal Revenue Code of 1986, as amended.

Contract Date -- The date we issue your contract. Your Contract Date is shown on your contract's data pages.

Contract Value -- The sum of your contract's Guarantee Account Value, Subaccount Value, and Immediate Installment Account Value.

Contract Year -- Each one year period of time beginning on the date your contract is issued and ending on the contract anniversary date. The next contract year will begin on that contract anniversary date and commence on the next contract anniversary date and so on.

Death Benefit -- The benefit payable under a contract upon the death of any Owner (or the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date.

Designated Beneficiary(ies) -- The person(s) or entity(ies) designated by the Owner to receive the Death Benefit.

Flexible Purchase Payment -- A Purchase Payment that is not a Scheduled Purchase Payment.

Funding Annuity -- A variable deferred annuity issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies that is purchased on the same date as the variable deferred annuity contract described by this prospectus; the assets of the Funding Annuity are withdrawn and immediately allocated to this annuity.

General Account -- Assets of the Company other than those allocated to the Immediate Installment Account, the Variable Account or any other segregated asset account of the Company.

Guarantee Account -- An account established in our General Account to hold certain amounts under the contracts as described in this prospectus. The Guarantee Account is not part of and does not depend on the investment performance of the Variable Account.

Guarantee Account Value -- Your Guarantee Account Value equals Purchase Payments allocated to the Guarantee Account (plus transfers to the Guarantee Account from a Funding Annuity under an Annuity Cross Funding Program, if applicable) plus interest credited on those payments (or transfers), minus transfers and/or partial withdrawals made from the Guarantee Account (including, any premium tax and surrender charges assessed).

Guaranteed Minimum Income Payment -- The minimum amount of each monthly Income Payment paid to you upon annuitization of the contract, provided Scheduled Installments have been made to the Subaccount in accordance with the terms of the contract.

Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

Immediate Installment -- A monthly series of equal transfers from the Immediate Installment Account to the Subaccount.

Immediate Installment Account -- Genworth Life & Annuity MVA Separate Account, a separate account of the Company to which your Flexible Purchase Payments are allocated.

Immediate Installment Account Value -- The present value of the future Immediate Installments to be made from the Immediate Installment Account. This amount includes any applicable Market Value Adjustment.

Income Payment -- One of a series of payments made under either monthly Income Payments at the Annuity Commencement Date or one of the Optional Payment Plans.

Market Value Adjustment -- A positive or negative adjustment included in the Contract Value when any amounts are surrendered or partially withdrawn (including Death Benefit payments) from the Immediate Installment Account.

Monthly Due Date -- The date each month on which Scheduled Installments and Scheduled Purchase Payments are due. This date is the same day in each month as your Contract Date. If the Monthly Due Date is the 29th, 30th or 31st of a month, then for months without such dates, the last day of that month is the Monthly Due Date. In addition, if the Monthly Due Date falls on any date when the New York Stock Exchange is closed, the amount of the Scheduled Installment, if received, will be allocated to the Subaccount on the next Valuation Day.

Non-Qualified Contract -- A contract which is not issued in connection with a retirement plan which receives special tax treatment under the Code.

Owner -- The person or persons (in the case of Joint Owners) entitled to exercise all ownership rights stated in the contract. The Owners are shown on the contract's data pages. "You" or "your" refers to the Owner or Joint Owners.

Purchase Payment -- Any payment applied to the contract.

Qualified Contract -- A contract which qualifies for favorable tax treatment under the Code.

Scheduled Installment -- The amount required to be transferred or paid to the Subaccount on the Monthly Due Date in order to keep the Guaranteed Minimum Income Payment in effect.

Scheduled Purchase Payment -- The monthly Purchase Payment we require on the Monthly Due Date to ensure that the Scheduled Installment for that month is paid. This amount is shown on your contract's data pages.

Subaccount -- A division of the Variable Account which invests exclusively in shares of the Total Return Fund. For contracts issued on or after May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 1 shares.

Subaccount Value -- The Subaccount Value is equal to:

  .  the sum of all Scheduled Installments made to the Subaccount; plus

  .  amounts adjusted for the reinvestment of dividends; plus or minus

  .  net capital gains or losses (realized or unrealized); minus

  . any contract charges (including any premium tax and surrender charges assessed); plus or minus

  .  partial withdrawals repaid to or taken from the Subaccount.

Surrender Value -- The value of the contract as of the date we receive your written request for surrender at our Home Office, less any applicable premium tax, surrender charge, access charge, plus or minus any Market Value Adjustment, if applicable.

Valuation Day -- Each day the New York Stock Exchange is open for regular trading, except for days that the Total Return Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account -- Genworth Life & Annuity VA Separate Account 1, a separate account we established to receive and invest the Scheduled Installments you make under this contract, in addition to amounts received from other variable annuity contracts we issue.

FEE TABLES

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
-----------------------------------------------------------------------------------------------------------
Surrender Charge (as a percentage of purchase      Contract Year in which       Surrender Charge (as a
 payments withdrawn or surrendered)                surrender or partial         percentage of the lesser of
                                                   withdrawal is taken          Scheduled Installments
                                                                                made to date, not
                                                                                previously withdrawn and
                                                                                the amount withdrawn or
                                                                                surrendered)/1/
                                                   --------------------------------------------------------
                                                                1                           9%
                                                                2                           8%
                                                                3                           7%
                                                                4                           6%
                                                                5                           5%
                                                                6                           4%
                                                                7                           3%
                                                                8                           2%
                                                           9 or after                       1%
-----------------------------------------------------------------------------------------------------------
Access Charge/2/                                   Number of years remaining    Access Charge (as a
                                                   on each flexible purchase    percentage of the
                                                   payment until the date       Immediate Installment
                                                   established for the          Account value withdrawn
                                                   installment transfers to end or surrendered)
                                                   --------------------------------------------------------
                                                            6 or more                       6%
                                                        5 but less than 6                   5%
                                                        4 but less than 5                   4%
                                                        3 but less than 4                   3%
                                                        2 but less than 3                   2%
                                                        1 but less than 2                   1%
                                                        0 but less than 1                   1%
-----------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on Missed Scheduled Installments/3/                           6%
-----------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on Missed Withdrawal Repayments/4/                            6%
-----------------------------------------------------------------------------------------------------------

/1/Withdrawals repaid within 12 months are not considered withdrawals for the purposes of the surrender charge calculation. A surrender charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5.

 Effective April 1, 2012, we will waive surrender charges for full surrenders and partial withdrawals that occur within six months of the Annuity Commencement Date. If you take a full surrender, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract.

/2/All surrenders and withdrawals from the Immediate Installment Account will be subject to a Market Value Adjustment as well as an access charge. An access charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. In addition, effective April 1, 2012, we will waive the access charge for full surrenders and partial withdrawals that occur within six months of the Annuity Commencement Date. If you take a full surrender, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract.

/3/If a Scheduled Installment remains in default past the end of the applicable grace period, a charge will be assessed to the amount in default at an effective annual rate of 6%.

/4/You must repay the amount of any withdrawals from the Subaccount plus any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date in order to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. If any repayment of a withdrawal is not made by the Monthly Due Date next following the date of the partial withdrawal, you will be assessed a charge at an effective annual rate of 6% on the total amount withdrawn from the Subaccount not yet repaid.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including the fees and expenses for the Total Return Fund.

Periodic Charges Other Than Expenses
for the Total Return Fund
-----------------------------------------------
Variable Account Annual Expenses (as a
 percentage of your average daily net
 assets in the Variable Account)
-----------------------------------------------
 Mortality and Expense Risk Charge       1.35%
-----------------------------------------------
 Administrative Expense Charge           0.15%
-----------------------------------------------
Maximum Total Variable Account Annual
 Expenses                                1.50%
-----------------------------------------------
Optional Riders/1,2/
-----------------------------------------------

 Disability Benefit Rider Option/3/      Maximum of $8.11 per $100
                                         of waived Scheduled
                                         Purchase Payment
-------------------------------------------------------------------
 Joint Annuitant Life Benefit Rider      Maximum of $8.57 per $100
   Option/3/                             of waived Scheduled
                                         Purchase Payment
-------------------------------------------------------------------
 Unemployment Benefit Rider Option       $3.00 per $100 of waived
                                         monthly payment
-------------------------------------------------------------------

/1/The payment for the Optional Benefits is due with the Scheduled Purchase
   Payment and taken prior to the allocation of the Scheduled Purchase Payment to the Subaccount.

/2/The Optional Benefits are not available to fully funded contracts or to contracts purchased through the Annuity Cross Funding Program (see "Appendix -- Annuity Cross Funding Program" provision in this prospectus).

/3/The fees charged for the optional riders vary depending upon the age and gender of the Annuitant and the amount and duration of the Scheduled Installments.

For information concerning compensation paid for the sale of the contract, see the "Sales of the Contract" provision.

The next item shows the total annual operating expenses charged by the Total Return Fund for the year ended December 31, 2017. A multiple class plan for the Total Return Fund was adopted effective May 1, 2006. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares. The following expenses are deducted from Total Return Fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses. Portfolio expenses are the responsibility of the Total Return Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company. More detail concerning the Total Return Fund's fees and expenses is contained in the prospectus for the Total Return Fund.



Annual Portfolio Expenses/1/
(as a percentage of average net assets)    Class 1 Class 3
----------------------------------------------------------
Management Fees                             0.35%   0.35%
----------------------------------------------------------
Distribution and Service (12b-1) Fees/2/    None    0.25%
----------------------------------------------------------
Other Expenses/3/                           0.27%   0.27%
----------------------------------------------------------
Acquired Fund Fees and Expenses             0.00%   0.00%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.62%   0.87%
----------------------------------------------------------
Contractual Fee Waiver/Reimbursement        0.00%   0.00%
----------------------------------------------------------
Net Annual Portfolio Operating Expenses     0.62%   0.87%
----------------------------------------------------------



/1/The Portfolio expenses used to prepare this table were provided to the Company by the Total Return Fund. The Company has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2017, subject to possible adjustment for material changes. Current or future expenses may be greater or less than those shown.


/2/The Distribution and Service (12b-1) Fees of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

/3/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (Rule 12b-1) Fees. Other expenses also include Investor Service Plan fees (0.20% of the average daily net assets of the Total Return Fund attributable to the Class 1 and Class 3 shares).

The expenses for the Total Return Fund are deducted by the Fund before it provides us with the daily net asset values. We then deduct the Variable Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. Management fees and other expenses for the Total Return Fund are more fully described in its prospectus.

Examples

The Examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract and the maximum fee for the optional rider charges, and fees and expenses for the Total Return Fund -- Class 3 shares. The expenses in the Examples would be lower if Class 1 shares of the Total Return Fund were used instead.

The Examples show the dollar amount of expenses that would bear directly or indirectly if you:

  .  invested $10,000 in the contract for time periods indicated;

  .  earned a 5% annual return on your investment;

  .  elected all available rider options; and

The Examples below assume:

  . total Variable Account annual expenses of 1.50% (deducted daily at an effective annual rate of the assets in the Variable Account); and

  . $1,968.00 for all the available rider options (charged with the initial investment, but subtracted prior to allocation of assets to the Subaccount).

Your actual expenses may be higher or lower than those shown below. The Examples do not include any taxes or tax penalties that may be assessed upon surrender of the contract.

The following Example uses the assumptions noted above, but assumes you surrender your contract at the end of the stated period:

Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
$3,041      $3,391      $3,748       $4,784

The next Example uses the same assumptions as the prior Example, except that it assumes that you decide to annuitize your contract at the end of the stated period.

Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
$2,207      $2,704      $3,228       $4,664

The next Example uses the same assumptions as the prior Example, except that it assumes you do not surrender or annuitize your contract at the end of the stated period:

Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
$2,207      $2,704      $3,228       $4,664

Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5% which is not guaranteed. The Examples do not assume that expense waivers or fee reimbursements arrangements are in effect for the Total Return Fund -- Class 3 shares for the periods presented.

Deductions for premium taxes are not reflected, but may apply. If you did not elect all of the optional riders or if you only elected one or a combination of the optional riders, the expense figures shown above would be lower.

CONDENSED FINANCIAL INFORMATION

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund and the assessment of Variable Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values. The Accumulation Unit value information for Accumulation Units outstanding for the period shown are as follows:




                                                    Accumulation                  Number of
                                                    Unit Values   Accumulation  Accumulation
                                                    at Beginning Unit Values at   Units at
Subaccounts                                          of Period   End of Period  End of Period Year
--------------------------------------------------------------------------------------------------
State Street Variable Insurance Series Funds, Inc.
--------------------------------------------------------------------------------------------------
  Total Return V.I.S. Fund -- Class 1 Shares           $16.64        $18.94      28,206,465   2017
                                                        15.88         16.64      29,761,144   2016
                                                        16.31         15.88      31,202,422   2015
                                                        15.72         16.31      33,672,535   2014
                                                        13.88         15.72      38,438,060   2013
                                                        12.53         13.88      41,095,346   2012
                                                        13.09         12.53      41,475,508   2011
                                                        12.12         13.09      40,943,079   2010
                                                        10.18         12.12      38,654,957   2009
                                                        14.62         10.18      35,997,311   2008
--------------------------------------------------------------------------------------------------
  Total Return V.I.S. Fund -- Class 3 Shares           $13.01        $14.78       2,934,992   2017
                                                        12.45         13.01       3,244,892   2016
                                                        12.82         12.45       3,467,654   2015
                                                        12.38         12.82       3,360,083   2014
                                                        10.97         12.38       3,486,775   2013
                                                         9.92         10.97       3,280,329   2012
                                                        10.39          9.92       2,923,553   2011
                                                         9.65         10.39       2,550,009   2010
                                                         8.12          9.65       2,081,141   2009
                                                        11.67          8.12       1,525,442   2008
--------------------------------------------------------------------------------------------------

SYNOPSIS AND RISK FACTORS

How does this contract work? The contract permits you to make Purchase Payments during the Accumulation Period. During this period, we invest your Purchase Payments in the Subaccount, the Immediate Installment Account, or the Guarantee Account.

Purchase Payments received will be allocated as follows:

Purchase Payment Allocation Table

 Type of Payment     When Received    Where Allocated
------------------------------------------------------
Scheduled          Monthly Due Date   Subaccount
Purchase
Payment or
portion thereof
------------------------------------------------------
Scheduled          Before Monthly     Guarantee
Purchase           Due Date           Account
Payment or
portion thereof
------------------------------------------------------
Scheduled          After Monthly Due  Subaccount for
Purchase           Date               any past due
Payment or                            Scheduled
portion thereof                       Installment
                                      (including
                                      interest), then
                                      Guarantee
                                      Account for
                                      remainder
------------------------------------------------------
Flexible Purchase  On or After        Immediate
Payment that is    Contract Date      Installment
greater than 6                        Account
Scheduled
Purchase
Payments with
instructions
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account until
greater than 6                        instructions
Scheduled                             received, then
Purchase                              transferred to
Payments without                      Immediate
instructions                          Installment
                                      Account
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account
equal to or less
than 6 Scheduled
Purchase
Payments
------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

On the Annuity Commencement Date, we apply your Contract Value to purchase a series of Income Payments. In turn, the Income Payments will be made to you each month. Each monthly Income Payment during an Annuity Year is equal in amount. Because we base the Income Payments on Subaccount performance, the amount of the payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Minimum Income Payment, provided all contractual requirements have been satisfied for receipt of those guaranteed payments. See "The Contract," the "Benefits at Annuity Commencement Date" and the "Guaranteed Minimum Income Payments" provisions in this prospectus.

Investments in the Subaccount vary with the investment performance of the Total Return Fund. Over time, we transfer Purchase Payments invested in the Guarantee Account or the Immediate Installment Account, plus any interest earned, to the Subaccount.

Certain features described in this prospectus may vary from your contract. Please refer to your contract for those benefits that apply specifically to you.

What are the Guaranteed Minimum Income Payments? The contract offers you guaranteed periodic annuity benefits that can protect against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date selected at the time of application; the Annuity Commencement Date must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments by paying: any missed Scheduled Installment(s), including any interest, due on the missed Scheduled Installment(s).

The missed Scheduled Installment(s), including any interest due on the missed Scheduled Installment(s), must be repaid within one year of the due date of the missed Scheduled Installment(s), but not later than the Annuity Commencement Date. The Annuity Commencement Date must be a date at least 10 years from the date the contract is issued.

In addition, you may not make more than 24 Scheduled Installments over the life of the contract outside of the grace period (the grace period is 30 days after the date each Scheduled Installment is due) and still be eligible for your Guaranteed Minimum Income Payments.

Should you fail to meet the conditions listed above, you may still be entitled to reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule under the contract (see the "Guaranteed Minimum Income Payments" section in this prospectus for additional information). If you do not meet the conditions listed above, and you are not entitled to reduced Guaranteed Minimum Income Payments under the contract, you will lose your right to Guaranteed Minimum Income Payments.

What happens if the right to Guaranteed Minimum Income Payments is lost? If you do not maintain the right to Guaranteed Minimum Income Payments by meeting the contractual requirements as outlined above:

   (1) you remain subject to the Purchase Payment limitations under the contract (i.e., you may not make payments in excess of all your original Scheduled Installment amounts); and

   (2) you will NOT have Guaranteed Minimum Income Payments when you annuitize the contract.

What are Scheduled Installments? When we issue the contract, you establish your Annuity Commencement Date, (which must be a date at least 10 years from the date the contract is issued) and we will establish a schedule of monthly payments to the Subaccount ("Scheduled Installments") during the Accumulation Period. Once established, the amount and frequency of Scheduled Installments cannot be changed. Once the contract is issued, your Annuity Commencement Date may not be changed.

When you apply for a contract, you provide us with:

  . the length of the Accumulation Period you desire. The Accumulation Period must be at least 10 years;

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    .  the amount of the Guaranteed Minimum Income Payment you want; or

    .  how much you want to pay per month and/or pay in a lump sum.

We use this information to establish your Scheduled Installments.

Your Annuity Commencement Date must be at least 10 years from the date your contract is issued. However, you may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access charge will be assessed unless you a elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges and any access charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5; however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.

How do I pay the Scheduled Installments? You may pay Scheduled Installments by making:

  .  Scheduled Purchase Payments;

  .  Flexible Purchase Payments;

  . transfers from another variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company (or one of its affiliated companies) under an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

  .  a combination thereof.

See the "Purchase Payments" and "Appendix -- Annuity Cross Funding Program" provisions in this prospectus.

By paying the Scheduled Purchase Payments on time, you ensure that the Scheduled Installments are met and your right to Guaranteed Minimum Income Payments is not lost.

You should not purchase the contract described in this prospectus if you believe that you may not be able to make all of the Scheduled Installments.

May I pay my Scheduled Purchase Payments automatically? You may use electronic fund transfers to make your monthly Scheduled Purchase Payments. See "The Contract" provision in this prospectus.

What is the Immediate Installment Account, how do Flexible Purchase Payments work? The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Although we designed the contract as a Scheduled Purchase Payment contract, you may make Flexible Purchase Payments subject to certain conditions. The amount of each Flexible Purchase Payment must be greater than 6 Scheduled Purchase Payments and be accompanied with sufficient transfer instructions in order for us to allocate the Flexible Purchase Payment to the Immediate Installment Account. We will allocate the Flexible Purchase Payment to the Guarantee Account if we do not receive transfer instructions or we receive insufficient transfer instructions from the Owner. Any Flexible Purchase Payment received that is less than or equal to 6 times the Scheduled Purchase Payments will also be automatically allocated to the Guarantee Account.

Amounts invested in the Immediate Installment Account earn interest at rates we declare and guarantee at the time of purchase. Although the Immediate Installment Account is a separate account, we assume the risk of investment gain or loss on the Immediate Installment Account's assets. We transfer certain amounts ("Immediate Installments") from the Immediate Installment Account to the Subaccount on a monthly basis to make your Scheduled Installment or supplement your Scheduled Purchase Payments in accordance with your instructions. The amount transferred from the Immediate Installment Account to the Subaccount will never exceed the amount of your Scheduled Installment minus the amount of your Scheduled Purchase Payment. We will return to you any amount in excess of what is needed to make all Scheduled Installments. The excess amount will be returned to you within 7 days of our receipt.

Whether a transfer from the Immediate Installment Account makes your Scheduled Installment or supplements your Scheduled Purchase Payment is dependent upon the amount in the Immediate Installment Account and your transfer instructions at the time the Flexible Purchase Payment is received. We determine the amount of the Immediate Installment we transfer each month to the Subaccount on the date the Flexible Purchase Payment is received accompanied with complete transfer instructions. This amount depends on:

  .  the amount of your Flexible Purchase Payment;

  .  the rate of interest that we credit to the Flexible Purchase Payment; and

  .  the number of installments you choose.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Any partial withdrawals or surrenders from the Immediate Installment Account are subject to a Market Value Adjustment and an access charge. A Market Value Adjustment can increase or decrease the amounts partially withdrawn or surrendered from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment (and access charge) is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment.

What is the Variable Account? The Variable Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Variable Account to the Subaccount that invests in the Total Return Fund. We do not charge the assets in the Variable Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Variable Account will reflect the investment performance of the Total Return Fund. You bear the risk of investment gain or loss. See "The Variable Account" provision in this prospectus.

Is the contract available as a Qualified Contract or a Non-Qualified
Contract? We designed the contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Contracts"). Qualified retirement plans provide their own tax deferral benefit, so there should be another reason for you to purchase the contract, aside from tax deferral. Please consult a tax adviser to determine whether this contract is an appropriate investment for the qualified retirement plan. This contract is also available in connection with retirement plans that do not qualify for such favorable treatment under the Code. Such contracts are referred to throughout this prospectus as "Non-Qualified Contracts." The information regarding the tax treatment of the contracts generally applies to Non-Qualified Contracts. Different rules and regulations may apply to contracts issued as Qualified Contracts. Please consult a qualified tax adviser for additional information.

What surrender and access charges are associated with the contract? If you surrender your contract or take partial withdrawals before your Annuity Commencement Date, we may assess a surrender and/or access charge.

  . For amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account, we will assess a surrender charge. We will determine this charge by assuming that the amount being withdrawn on the date of the partial withdrawal or surrender comes entirely from Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation). Depending upon the Contract Year of your surrender or partial withdrawal, the surrender charge will be anywhere from 9% to 1% of the lesser of:

      (1) Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

      (2) the amount withdrawn.

  . For amounts partially withdrawn or surrendered from the Immediate Installment Account, we will assess an access charge. This charge will be anywhere from 6% to 1% of the Immediate Installment Account Value withdrawn depending on the duration of the remaining Immediate Installments. In addition, we will apply a Market Value Adjustment to determine the Immediate Installment Account Value and the amount available for a partial withdrawal or surrender from the Immediate Installment Account.

We may waive the surrender and/or access charges if you apply your Contract Value upon surrender to certain available Optional Payment Plans. We will also waive surrender charges and access charges for full surrenders or partial withdrawals that occur within six months of the Annuity Commencement Date. If you take a full surrender, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract. See the "Charges and Other Deductions" provision in this prospectus.

Are there any other charges? We assess a daily charge, equal to an effective annual rate of 1.50%, against the average daily net assets of the Subaccount. This charge consists of a 0.15% administrative expense charge and a 1.35% mortality and expense risk charge.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct these amounts from Purchase Payments or the Contract Value, as applicable.

See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions in this prospectus.

The Total Return Fund also has certain expenses. These include management fees, as well as 12b-1 fees or service share fees, and other expenses associated with its daily operations. See the "Fee Tables" provision in this prospectus. These expenses are more fully described in the prospectus for the Total Return Fund.

There are various charges assessed for rider options. The maximum charge for each Optional Rider is listed in the "Fee Tables" provision in this prospectus. For additional information, see the "Optional Riders" provision in the "The Contract" section of this prospectus.

For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision in this prospectus.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Sales of the Contract" provision in this prospectus.

How do you calculate my monthly Income Payments? We will pay you a monthly income for life with a guaranteed minimum period beginning on the Annuity Commencement Date, provided the Annuitant is still living. The amount of your Income Payments depends on:

  .  your Contract Value;

  .  whether you are receiving Guaranteed Minimum Income Payments;

  .  the age and gender of the Annuitant(s); and

  .  the specific payment plan you choose.

See the "Benefits at Annuity Commencement Date" provision in this prospectus.

What happens if an Owner dies before the Annuity Commencement Date? If any Owner dies before the Annuity Commencement Date while the contract is in force, the Joint Owner, if any, becomes the sole Owner of the contract. If there is no Joint Owner, the Designated Beneficiary becomes the sole Owner of the contract. Certain distribution rules imposed by federal tax law also will apply. However, spouses who are Designated Beneficiaries and not Joint Annuitants are not permitted spousal continuation under the contract. Under such circumstances, the distribution rules for non-spousal beneficiaries will apply. We may pay a Death Benefit to the

Designated Beneficiary. See "The Death Benefit" provision in this prospectus.

May I surrender the contract or take a partial withdrawal? You may surrender the contract for its Surrender Value at any time before the Annuity Commencement Date. In addition, you may take partial withdrawals of at least $100 from Contract Value. If you surrender the contract or take a partial withdrawal, we may assess a surrender and/or access charge. Partial withdrawals will be made first from the Guarantee Account, then the Immediate Installment Account, and finally, the Subaccount, unless you request otherwise.

You may also surrender your contract on the Annuity Commencement Date for the Contract Value as of that Valuation Day, but without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us, in writing, at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon the Annuity Commencement Date if you elect to receive a lump sum payment. You may be subject to income tax, and a 10% IRS penalty tax if you are younger than age 59 1/2 at the time of the partial withdrawal or surrender. A surrender or a partial withdrawal may also be subject to income tax withholding. In addition, taking a lump sum payment in lieu of Income Payments may have adverse tax consequences. See the "Federal Tax Matters" provision in this prospectus.

You must repay the amount of each partial withdrawal from the Subaccount (including any interest on the amount received at an effective annual rate of 6%), within one year of the partial withdrawal, but no later than the Annuity Commencement Date to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. Interest will be assessed from the date of the partial withdrawal to the date we receive full repayment.

If you repay the amount of each partial withdrawal received from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge we assessed when you made the partial withdrawal. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the Valuation Day your repayment of the partial withdrawal is received. If your repayment of the partial withdrawal is received on a day when the New York Stock Exchange is not open or the Portfolio is not valuing its shares, we will allocate your repayment to the Subaccount on the next Valuation Day. Because of this reimbursement, all subsequent amounts distributed from the Subaccount will be subject to a surrender charge.

 For example:

 Assume you have made Scheduled Installments of $18,000 during the first Contract Year and your Contract Value is $20,000 (all of which is allocated to the Subaccount) and you then request to take a partial withdrawal of $10,000 on May 1, 2011.

 You will receive $9,100 assuming no premium taxes or income taxes are withheld. A surrender charge of $900 ($10,000 x 9%) will be withheld by us. To reinstate your Guaranteed Minimum Income Payment, you must pay to us $9,100 plus interest at a rate of 6% before May 1, 2012 (in addition to paying your regularly Scheduled Installments).

 On August 1, 2011 you repay $5,000 plus interest on the $9,100 received in May. We will then allocate to the Subaccount your $5,000 plus $494.51 ($900 x $5,000/$9100). Then on December 1, 2011 you repay the remaining $4,100 plus interest on the $9,100 received in May. We will then allocate to the Subaccount your $4,100 plus $405.49 ($900 x $4100/$9100).

Partial withdrawals from the Immediate Installment Account or Guarantee Account do not have to be repaid to receive your Guaranteed Minimum Income Payment, but you may have to increase the amount of your Scheduled Purchase Payments since amounts withdrawn from those accounts will not be available for Scheduled Installments.

In addition, partial withdrawals may reduce your Death Benefit. See "The Death Benefit" provision in this prospectus.

For more information on surrenders and partial withdrawals, see the "Surrenders and Partial Withdrawals" provision in this prospectus.

Do I have a return privilege? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 2 of this prospectus within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it. Upon receipt of such information, we will send you a refund equal to your Contract Value, plus or minus any applicable Market Value Adjustment, plus any deductions we have made from your Purchase Payments before their allocation to the contract. Or, if required by the law of your state, we will refund your Purchase Payments (less any partial withdrawals previously taken).

Are there optional benefits available under the contract? Optional benefits are available by purchasing one or more of the following riders with the contract. Not all of the rider options listed below may be available in all states. In addition, the riders are not available to fully funded contracts or to contracts that were issued through an Annuity Cross Funding Program. The riders are:

  .  the Disability Benefit Rider Option;

  .  the Joint Annuitant Life Benefit Rider Option; and

  .  the Unemployment Benefit Rider Option.

See "The Contract" and the "Appendix -- Annuity Cross Funding Program" provisions in this prospectus for additional information.

What are the federal tax implications of my investment in the contract? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until Income Payments begin. A distribution from the contract, which includes a full surrender or a partial withdrawal, or a payment of a death benefit, will generally result in taxable income if there has been an increase in Contract Value. In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Federal Income Tax Matters" provision in this prospectus.

INVESTMENT RESULTS

At times, the Variable Account may present its investment results or compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with or without surrender charges, and assuming Variable Account charges. Results calculated without surrender charges will be higher.

Total returns assume an initial investment of $1,000 and include the reinvestment of all dividends and capital gains of the Total Return Fund, the Total Return Fund's charges and expenses (including 12b-1 fees and/or service share fees), and other charges associated with the contract, including the mortality and expense risk charges and the administrative expense charge. Standardized total returns also reflect surrender charges and a maximum one month charge for the optional riders. Non-standardized returns do not reflect charges for the optional riders. Premium taxes are not reflected in any of the calculations, but may apply.

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states, the District of Columbia and Bermuda. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is indirectly owned by Genworth Financial, Inc., a public company.

Financial Condition of the Company


Many financial services companies, including insurance companies, continue to face challenges in the persistent low interest rate environment of the past decade, and we are not immune to those challenges. We know it is important for you to understand how this market environment may impact your Contract Value and our ability to meet the guarantees under your contract.


Assets in the Variable Account. You assume all of the investment risk for amounts allocated to the Subaccount. Your value in the Subaccount is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the Variable Account assets exceed the Variable Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Variable Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Variable Account" provision below.

Assets in the Immediate Installment Account. You are permitted to make allocations to the Immediate Installment Account. The Immediate Installment Account has characteristics like the Variable Account and the Guarantee Account. Like the Guarantee Account, you do not directly or indirectly share in the investment performance of the Immediate Installment Account. You are guaranteed a level monthly interest rate. If you do not take an early withdrawal or surrender from the contract, you do not assume the investment risk for amounts allocated to the Immediate Installment Account. However, if you do take an early withdrawal or surrender from your contract, any assets allocated to the Immediate Installment Account will be subject to a Market Value Adjustment. Like the Variable Account, assets in the Immediate Installment Account may not be charged with liabilities arising from any other business that we may conduct. The assets in the Immediate Installment Account will be available to cover the liabilities of our General Account to the extent that the Immediate Installment Account assets exceed the liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Immediate Installment Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Immediate Installment Account" provision.

Assets in the General Account. You are permitted to make allocations to the Guarantee Account, which is part of our General Account. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with the Guaranteed Minimum Income Payments, are paid from our General Account (not the Variable Account and Immediate Installment Account). Therefore, any amounts that we may pay under the contract in excess of the value in the Variable Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue (or have issued) other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. This means that in the event of an insolvency or receivership, you may receive only a portion, or none, of the payments you are due under the contract. See "The Guarantee Account" provision.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments to a prescribed investment option. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include, but are not limited to, bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio have caused us to re-evaluate product offerings. We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles ("GAAP"). Our audited GAAP financial statements, as well as the financial statements of the Variable Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 352-9910 or write to our Home Office at the address listed on page 2 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.genworth.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate investment account on August 19, 1987. The Variable Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Variable Account to support the contract as well as for other purposes permitted by law.

Currently, only one Subaccount of the Variable Account is available for investment under the contract. The Subaccount invests exclusively in shares of the State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund, defined earlier as the "Total Return Fund." The Total Return Fund is a multi-series portfolio of the State Street Variable

Insurance Series Funds Inc. (the "Fund"). For contracts issued on or after
May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 1 shares. Other variable investment options may be available if you are participating in the Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding" provision in this prospectus.

The assets of the Variable Account belong to us. Nonetheless, we do not charge the assets in the Variable Account with liabilities arising out of any other business which we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Variable Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Variable Account are credited to or charged against the Variable Account without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered the Variable Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC. You assume the full investment risk for all amounts you allocate to the Variable Account.

If permitted by law, we may deregister the Variable Account under the 1940 Act in the event registration is no longer required, manage the Variable Account under the direction of a committee, or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

The Subaccount and the Total Return Fund

The Subaccount of the Variable Account offered in the contract invests in shares of the Total Return Fund, which is registered with the SEC under the 1940 Act as an open-end management investment company. A multiple class plan for the Total Return Fund was adopted effective May 1, 2006. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares.

Before investing in the contract, carefully read the prospectus for the Total Return Fund along with this prospectus. You may obtain the most recent prospectus for the Total Return Fund by calling us at (800) 352-9910, or writing us at 6610 West Broad Street, Richmond, Virginia 23230. You may also obtain copies of the prospectus for the Total Return Fund on our website at www.genworth.com, hover over "Customer Service" and then click on "Prospectuses." We summarize the investment objective of the Total Return Fund in the following paragraph. There is no assurance that the Total Return Fund will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Total Return Fund.

The investment objective and adviser to the Total Return Fund is as follows:

Investment Objective                              Adviser
--------------------------------------------------------------------
Seeks the highest total return,         SSGA Funds Management, Inc.
composed of current income and
capital appreciation, as is consistent
with prudent investment risk.
--------------------------------------------------------------------

We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death proceeds, surrender proceeds, and partial withdrawals, to make Income Payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Total Return Fund in shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to Owners as additional units, but instead reflect them in unit values.

We have entered into an agreement with the Fund (participation agreement) setting forth the terms and conditions pursuant to which we purchase and redeem shares of the Total Return Fund. The discussion that follows reflects the terms of the current agreement. Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold directly to qualified pension and retirement plans. Subject to certain exceptions, the Fund and its principal underwriter may reject any order to purchase shares of any class of the Total Return Fund.

A potential for certain conflicts exists between the interests of Owners and owners of variable life insurance policies issued by us or owners of variable life insurance policies or variable annuity contracts issued by other insurance companies who may invest in the Total Return Fund. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension or retirement plan that might invest in the Total Return Fund. To the extent that such classes of investors are invested in the Total Return Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Fund currently does not foresee any such disadvantage to Owners. Nonetheless, the Board of Directors of the Fund monitors the Total Return Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting Owners is determined to exist, we will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, the Subaccount might be required to withdraw its investment in the Total Return Fund and substitute shares of a different mutual fund. This might force the Total Return Fund to sell its portfolio securities at a disadvantageous price.

We have entered into an Administrative Service Agreement with SSGA Funds Management, Inc. ("SSGA") to compensate us for providing services in the nature of "personal services and/or the maintenance of shareholder accounts" as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein relating to the Total Return Fund. SSGA has agreed to pay us an amount equal to 0.076% (for Class 1 shares) and 0.05% (for Class 3 shares) of the average daily net assets of the Variable Account invested in the Total Return Fund on an annual basis. Payments of these amounts is not an additional charge to you by the Total Return Fund or by us, but is paid from SSGA out of its own resources.

With regard to Class 1 and Class 3 shares of the Total Return Fund, the Fund has adopted separate Class 1 and Class 3 Investor Service Plans (the "Service Plans") pursuant to which the Total Return Fund may compensate us for performing certain investor services specified in the Service Plans necessary to administer the contracts (including account maintenance, record-keeping, and other administrative services) and to facilitate the Fund's provision of services to investors in the Total Return Fund. Pursuant to separate Investor Services Agreements related to the Service Plans, the Fund pays us for such services at an annual rate not to exceed 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 and Class 3 shares.

With regard to the Total Return Fund -- Class 3 shares, pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of the Fund adopted a Distribution and Service (12b-1) Plan (the "Distribution Plan") pursuant to which the Total Return Fund may compensate Capital Brokerage Corporation for performing certain services and incurring certain expenses in promoting and distributing Class 3 shares of the Fund. Pursuant to a distribution agreement between the Fund and its principal underwriter and an agreement between such principal underwriter and Capital Brokerage Corporation, the Total Return Fund pays Capital Brokerage Corporation for such services at a maximum annual rate of 0.25% of the average daily net assets of the Variable Account invested in Class 3 shares of the Total Return Fund. In addition, the Distribution Plan covers payments made under the Class 3 Investor Service Plan (as described above) in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares. The Distribution Plan and the related agreements, as each may be amended from time to time, were effective May 1, 2006.

In addition to the asset-based payments for administrative and other services described above, SSGA may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide SSGA with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

Voting Rights

As required by law, we will vote shares of the Total Return Fund held in the Variable Account at special shareholder meetings based on instructions from you. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Whenever the Total Return Fund calls a shareholder meeting, Owners will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote shares of the Total Return Fund for which no instructions are received (or instructions are not received timely) in the same proportion as those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as "proportional voting," permits all Owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund ("Beneficial Shareholders") to participate in the voting process.

Proportional voting does not require a predetermined number of votes for a quorum and if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.

Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the of Total Return Fund.

Changes to the Variable Account and the Subaccount


We reserve the right, subject to applicable law, to make additions, deletions and substitutions for the Total Return Fund. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund should no longer be available, or if investment in the Total Return Fund should become inappropriate for the purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the current investment option, however, we reserve our right to do so should the current investment option become inappropriate to maintain the guarantees under the contract. We will only substitute the current investment with an equity based investment option should we exercise our right to substitute the current investment option in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.


We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of the Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.

If permitted by law, we may create new variable accounts; deregister the Variable Account under the 1940 Act in the event such registration is no longer required; manage the Variable Account under the direction of a committee; or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

The Subaccount --  Policies and Procedures

We have not adopted policies and procedures with regard to frequent trading for this product. This product is unique compared to other variable annuity products because it only has one Subaccount investing in one Portfolio and transfers to that Subaccount may only be made at a prescribed period for a prescribed amount.

In order to receive your Guaranteed Minimum Income Payments, you must make all required Scheduled Installments to the Subaccount. Scheduled Installments may only be made on the Monthly Due Date and only in an amount predetermined at the time the contract is issued. You may not transfer assets from the Subaccount to the Immediate Installment Account or the Guarantee Account. See "The
Contract -- Purchase Payments" provision in this prospectus for more information.

The Total Return Fund may refuse Purchase Payments for any reason. In such case, if we cannot make the purchase request on the date of your Scheduled Installment, your Scheduled Installment will be made on the next Valuation Day.

THE GUARANTEE ACCOUNT AND THE IMMEDIATE INSTALLMENT ACCOUNT

The Guarantee Account

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Variable Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets in the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in our Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act or the 1940 Act. Disclosures, or lack thereof, relating to the interests in the Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

We allocate Scheduled Purchase Payments received in advance of the Monthly Due Date to the Guarantee Account. We then will transfer the required amount to fund the Scheduled Installment to the Subaccount as of the Monthly Due Date.

We allocate any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Purchase Payment to the Guarantee Account. We also allocate Flexible Purchase Payments that we receive with insufficient transfer instructions to the Guarantee Account. Insufficient transfer instructions include when you do not tell us whether you want your Flexible Purchase Payment to:

   (1) lower the amount of the Scheduled Purchase Payment you must make each month; or

   (2) completely prepay a certain number or all of your remaining Scheduled Installments.

The Flexible Purchase Payment will remain in the Guarantee Account and earn interest until we receive your instructions concerning the method of transfer. Once we have these instructions, we will establish a schedule of Immediate Installments and transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account. See "The Contract" provision in this prospectus.

We determine the interest rates credited to assets in the Guarantee Account at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as Purchase Payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in the future, however, the interest rates credited will be at least the guaranteed interest rate shown in your contract.

The Immediate Installment Account

Due to certain exclusionary provisions of the federal securities laws, we have not registered the Immediate Installment Account as an investment company under the 1940 Act. Accordingly, the Immediate Installment Account is not generally subject to regulation under the 1940 Act. However, we have registered interests in the Immediate Installment Account under the 1933 Act, and disclosures relating to the interests in the Immediate Installment Account are subject to the provisions of that Act.

The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Provided we have sufficient direction from you to do so, we commit to make all future Immediate Installments at the time we accept your Flexible Purchase Payment and place that Flexible Purchase Payment into the Immediate Installment Account. The assets of the Immediate Installment Account equal, at the least, the reserves and other contract liabilities supported by the Immediate Installment Account. Like the Variable Account, but unlike the Guarantee Account, we do not charge the assets in the Immediate Installment Account with liabilities arising out of any other business which we may conduct. The assets of the Immediate Installment Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Immediate Installment Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Immediate Installment Account are credited to or charged against the Immediate Installment Account without regard to the income, gains, or losses arising out of any other business we may conduct.

For each Flexible Purchase Payment allocated to the Immediate Installment Account, we calculate a level monthly interest rate. The level monthly interest rate is the single rate at which the present value of the Immediate Installments generated equals the Flexible Purchase Payment less any premium tax. The level monthly interest rate may be different for each Flexible Purchase Payment made.

We have no specific formula for determining the level monthly interest rate. Our determination may be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as Flexible Purchase Payments under the contract. We will invest these amounts primarily in investment-grade fixed income securities including, but not limited to:

  . securities issued by the U.S. Government or its agencies or instrumentalities -- such securities may or may not be guaranteed by the U.S. Government;

  . debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service;

  . mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; and

  .  other debt instruments, commercial paper, cash or cash equivalents.

You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Immediate Installment Account. We also will consider other factors in determining the interest we credit on amounts allocated to the Immediate Installment Account including:

  .  regulatory and tax requirements;

  .  sales commissions;

  .  administrative expenses borne by us;

  .  general economic trends; and

  .  competitive factors.

Our management will make the final determination on the interest we credit. We cannot predict or guarantee the level of future interest rates. However, once an interest rate has been declared and your payment is invested in the Immediate Installment Account, that interest rate is guaranteed until the entire amount of that Flexible Purchase Payment has been transferred to the Subaccount through Immediate Installments or withdrawn from the Immediate Installment Account. You may call us at any time to obtain the current rate of interest applied to Flexible Purchase Payments allocated to the Immediate Installment Account. The rate of interest a Flexible Purchase Payment receives will be disclosed on your confirmation statement.

A Market Value Adjustment can increase or decrease the amounts surrendered or partially withdrawn from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment. When current interest rates are higher than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would reduce the value of the amount distributed. When current interest rates are lower than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would increase the value of the amount distributed. Consequently, the Immediate Installment Account Value will vary based on changes in interest rates since the date of your Flexible Purchase Payment, transfers of Immediate Installments and any partial withdrawals from the Immediate Installment Account. See the "Charges and Other Deductions" provision in this prospectus. We do not guarantee the Immediate Installment Account Value. We reserve the right to discontinue offering the Immediate Installment Account at any time and for any reason.

THE CONTRACT

The contract is a scheduled purchase payment variable deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.

We discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in the "Purchase Payments" provision in this prospectus.

Ownership

As Owner(s), you have all the rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply for a contract as Joint Owners. Joint Owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other except ownership changes. Joint Owners also have the right of survivorship. This means if a Joint Owner dies, his or her interest in the contract passes to the surviving Owner. You must have our approval to add a Joint Owner after we issue the contract. Joint Owners added after the Contract Date must be spouses. We may require additional information, such as a copy of your marriage certificate, if Joint Ownership is requested after the Contract Date. During the Annuitant(s)'s life, you can change any non-natural Owner to another non-natural Owner. Changing the non-natural Owner may have negative tax consequences and you should consult a tax adviser before doing so.

Annuitant/Joint Annuitant

An Annuitant must be named. Except for non-natural Owners, an Owner must be an Annuitant. Therefore, if two natural persons are Joint Owners, they must be Joint Annuitants, unless the contract is issued as an IRA. If the contract is issued as an IRA, there may only be one Owner, but there may be Joint Annuitants provided one of the Joint Annuitants is also the Owner. You cannot change the Annuitant(s) without our consent. If any Owner is not a natural person, a Joint Annuitant cannot be added or removed after the contract is issued.

If you purchased this contract with a flexible purchase payment variable deferred annuity contract issued by the Company ("Funding Annuity") pursuant to an Annuity Cross Funding

Program, the Owner and Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of this contract, must be the same as the Owner or Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the "Appendix -- Annuity Cross Funding Program" provision of this prospectus.

Assignment

An Owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract as collateral security for a loan. An assignment must occur before the Annuity Commencement Date and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

Qualified Contracts, IRAs and Tax Sheltered Annuity Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% loss of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. See the "Federal Income Tax Matters" provision of this prospectus.

Guaranteed Minimum Income Payments

The contract offers you guaranteed periodic annuity benefits that can protect your investment against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirements for making Scheduled Installments:

   (1) if you pay any missed Scheduled Installment(s), with interest, within one year of the due date of the missed Scheduled Installment (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued); and

   (2) you make no more than 24 Scheduled Installments over the life of the contract outside of the grace period (within 30 days after the date each Scheduled Installment is due).

Should you fail to meet the conditions listed above, you may still be entitled to reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule under the contract. See the "Guaranteed Minimum Income Payments" provision later in this prospectus for additional information. If you do not meet the conditions listed above, and you are not entitled to reduced Guaranteed Minimum Income Payments under the contract, you can still receive Income Payments on the Annuity Commencement Date, but you will lose your right to the guaranteed minimum.

Purchase Payments

General. Purchase Payments can be Scheduled Purchase Payments or Flexible Purchase Payments. How we allocate these payments depends on your instructions, when we receive the payment and the amount of the payment received. See the "Purchase Payment Allocation Table" in the "Synopsis" provision of this prospectus.

Purchase Payments received will be allocated as follows:

   (1) Any Scheduled Purchase Payment made on or after the Monthly Due Date for purposes of satisfying a Scheduled Installment will be allocated to the Subaccount;

   (2) Any Scheduled Purchase Payment made for purposes of satisfying a Scheduled Installment, but received prior to that installment's Monthly Due Date will be allocated to the Guarantee Account until the Monthly Due Date. On the Monthly Due Date, that Purchase Payment will be transferred to the Subaccount;

   (3) Any Flexible Purchase Payment received that is greater than 6 times the amount of the Scheduled Purchase Payment and accompanied with complete transfer instructions will be allocated to the Immediate

       Installment Account. If no transfer instructions are received, the payment will be allocated to the Guarantee Account. Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days;

   (4) Any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Installment will be allocated to the Guarantee Account.

If we receive a Flexible Purchase Payment that is in an amount greater than 6 times the amount of the Scheduled Purchase Payment with complete instructions as to how you want the payment transferred to the Subaccount, we will invest your Flexible Purchase Payment in the Immediate Installment Account. Otherwise, we will invest your Flexible Purchase Payment in the Guarantee Account. Once we receive sufficient transfer instructions, as outlined below, we will transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Flexible Purchase Payments received that are equal to or less than 6 times the amount of the Scheduled Purchase Payment will be invested in the Guarantee Account and cannot be transferred to the Immediate Installment Account. Assets in the Guarantee Account, however, can be used to make Scheduled Installments.

Transfers or payments to the Subaccount cannot be greater than the Scheduled Installment amount. Scheduled Installments can be made by:

   (1) Scheduled Purchase Payments;

   (2) Immediate Installments from the Immediate Installment Account;

   (3) transfers from the Guarantee Account;

   (4) transfers from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) a combination of any of the above.

The total Purchase Payments for all contracts issued to any one Owner and/or Annuitant cannot exceed $2,000,000 without our prior approval.

Establishing Scheduled Installments. We determine your right to receive the Guaranteed Minimum Income Payments, in part, by the timely payment of the Scheduled Installments. Scheduled Installments are the monthly investments that you must make to the Subaccount during the Accumulation Period of your contract. You may make Scheduled Installments through a combination of Scheduled Purchase Payments and Flexible Purchase Payments.

We establish the amount and number of your Scheduled Installments when we issue your contract. Once established, the number and amount of the monthly Scheduled Installments cannot be changed. The amount and number of monthly Scheduled Installments depends in part on the amount of Guaranteed Minimum Income Payments and the Annuity Commencement Date you request at the time of application.

Guaranteed Minimum Income Payments and Amount of Scheduled Installments. The Guaranteed Minimum Income Payment is the minimum monthly Income Payment we promise to pay beginning on the Annuity Commencement Date (the Annuity Commencement Date must be selected at the time of application and must be a date at least 10 years from the date the contract is issued) and continuing for the lifetime of the Annuitant(s) (or, if such Annuitant(s) dies before the end of a certain stated number of years, for that number of years) provided you have met the conditions necessary to receive the payments.

In the event that an Owner marries after we issue the contract, upon our approval, he or she may add their spouse as a Joint Owner and/or Joint Annuitant before the Annuity Commencement Date. If we approve the change, the amount and duration of your Scheduled Installments will not change; however, we will reduce the amount of your Guaranteed Minimum Income Payments because we expect to make such payments for a longer period of time (i.e., until the death of the last surviving spouse). The Guaranteed Minimum Income Payments will be reduced as if the spousal Joint Owner was added to the contract on the Contract Date. In addition, if you purchased this contract pursuant to an Annuity Cross Funding Program, the Owner, Joint Owner (if applicable), Annuitant, and Joint Annuitant (if applicable) of this contract, must be the same as the Owner, Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the

"Appendix -- Annuity Cross Funding" provision in this prospectus.

When you apply for a contract, your application must provide us with:

  . the Annuity Commencement Date (which may not be changed after the contract is issued);

  .  the age (and for Non-Qualified Contracts, the gender) of the Annuitant(s);

  . the Accumulation Period (the Accumulation Period must be at least 10 years);

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    -- the amount of the Guaranteed Minimum Income Payment you want; or

    -- how much you want to pay in Scheduled Purchase Payments and/or Flexible
       Purchase Payments.

With either item of information, we can determine the other item.

You may not change your Annuity Commencement Date after your contract is issued. Your Annuity Commencement Date must be at least 10 years from the date the contract is issued.

When we compute the amount of your Guaranteed Minimum Income Payments that your Scheduled Installments purchase, we consider a number of factors, including:

  .  expected mortality;

  .  persistency;

  .  length of Accumulation Period;

  .  length of certain period;

  .  expected investment performance; and

  .  length of maintenance, acquisition and distribution expenses.

Most of these factors may vary from one Owner and/or one market to another. Of the factors listed, the ones most likely to vary by market are: expected mortality, expected persistency, as well as acquisition and distribution expenses.

Mortality is dependent on many things, including age, gender, occupation, smoking status, socio-economic status, marital status, place of residence, etc. Age and gender are expressly reflected in the calculation of the Guaranteed Minimum Income Payment.

Persistency is also (or can be) impacted by age, occupation, socio-economic status, marital status, whether a Flexible Purchase Payment has been made, etc. Persistency is not directly used in the calculation of the Guaranteed Minimum Income Payment but is an important consideration in the pricing process that determines the level of Guaranteed Minimum Income Payment we can offer.

Acquisition and distribution expenses vary by the market in which the contract is sold, e.g. a group sale generally has lower distribution costs per dollar of Purchase Payment than an equivalent number of individual sales. Distribution expenses are not directly reflected in the calculation of the Guaranteed Minimum Income Payment but are an important consideration in the pricing process.

We will not necessarily reflect any or all of these factors in determining the Guaranteed Minimum Income Payment formula for a given market. We reserve the right to recognize the impact of these differences should we sell into markets where one or more of the factors is present.

Once your contract is issued and your Guaranteed Minimum Income Payments determined, the amount and number of Scheduled Installments determined necessary to obtain your Guaranteed Minimum Income Payments will not change. See the "Guaranteed Minimum Income Payments" section of this prospectus.

Making Scheduled Installments. You must make Scheduled Installments on the Monthly Due Date. For contracts issued on or after May 1, 2006, the minimum monthly Scheduled Installment is $250. For contracts issued prior to May 1, 2006, the minimum monthly Scheduled Installment is $100. You may make Scheduled Installments to the Subaccount in one of the following ways:

   (1) by transferring assets from the Guarantee Account;

   (2) by transferring assets from the Immediate Installment Account;

   (3) by making Scheduled Purchase Payments when due;

   (4) by transferring assets from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) by any combination of the above.

The amount of your Scheduled Purchase Payments will vary based on whether an Immediate Installment is being transferred to the Subaccount. For any month, an Immediate Installment will decrease or eliminate the amount of a Scheduled Purchase Payment that would have been required had there not been an Immediate Installment.

We allocate a Scheduled Purchase Payment received before its Monthly Due Date to the Guarantee Account. We will transfer that early payment from the Guarantee Account to the Subaccount on the Monthly Due Date. In the event that we do not receive your Scheduled Purchase Payment on or before its Monthly Due Date, we will use any Guarantee Account Value to make up the missed Scheduled Purchase Payment. If the Guarantee Account Value is insufficient for this purpose and the 30-day grace period has expired, then that Scheduled Installment is considered missed.

Transfers cannot be made to the Subaccount at any time other than on the Monthly Due Date. Therefore, this product due to its design and one available Subaccount will not permit frequent transfers among investment options.

Grace Period

The contract permits a 30-day grace period for the payment of each Scheduled Installment. This grace period begins the day after the Monthly Due Date for the Scheduled Installment. If the Scheduled Installment remains in default past the end of the grace period an interest rate at an effective annual rate of 6% will be charged to all outstanding amounts. If the Scheduled Installment(s) remains in default past 12 months from the original due date, you will lose the right to Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule.

Reinstatement

We will notify you of any delinquent payments on subsequent billing notices. In addition, if more than 9 months have passed from the date of the missed Scheduled Installment, we will send you a written notice once per month, up to the 12th month, that you are in danger of forfeiting your right to the Guaranteed Minimum Income Payments. You may reinstate your right to the Guaranteed Minimum Income Payment by paying the missed Scheduled
Installment(s), or the missing portion thereof, within the earlier of:

   (1) one year of its Monthly Due Date; or

   (2) the Annuity Commencement Date.

You also must pay us the missed Scheduled Installment(s), as well as interest at an annual rate of 6%. Interest accrues from the date of the end of the grace period for the missed Scheduled Installment(s) (or portion thereof) until the date of the next Monthly Due Date following the receipt of the payment. We will notify you of the exact amount you owe.

We allocate Purchase Payments for the missed portion of the Scheduled Installments to the Subaccount as of the Valuation Day that we receive them.

We apply Purchase Payments representing less than the full amount owed in connection with a missed Scheduled Installment in the following order:

   (1) to the missed portion of the Scheduled Installment;

   (2) amounts due for any riders; and then

   (3) interest on any missed Scheduled Installment(s).

If more than one Scheduled Installment is missed, we apply any Purchase Payment you make to pay the most recently missed Scheduled Installment (or portion thereof). We will reinstate your right to receive full Guaranteed Minimum Income Payments only after you have paid us all of your missed Scheduled Installments, including any interest you owe. To retain your right to full Guaranteed Minimum Income Payments, you may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. If you fail to pay any Scheduled Installment, with any interest that is charged on it within one year from its Monthly Due Date (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), you forfeit your right to receive the Guaranteed Minimum Income Payments and you cannot reinstate it, (but may still be eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract). See the "Guaranteed Minimum Income Payments" section in this prospectus.

Scheduled Purchase Payments

When we issue a contract, and whenever we allocate a Flexible Purchase Payment to the Immediate Installment Account, we will send you a new contract data page which includes your revised schedule of Scheduled Purchase Payments. Thus, month-by-month, Scheduled Purchase Payments always equal the difference between Scheduled Installments and Immediate Installments. The minimum Scheduled Purchase Payment is $25.

You may make Scheduled Purchase Payments through automatic transfers from your bank account (i.e., electronic fund transfers). Doing this helps ensure that you will make your Scheduled Purchase Payments on the Monthly Due Date.

Flexible Purchase Payments and Immediate Installments

You also may make your Scheduled Installments through Flexible Purchase Payments. Flexible Purchase Payments received on or before the Contract Date will be allocated to the Immediate Installment Account. For Flexible Purchase Payments received after the Contract Date in amounts greater than 6 Scheduled Purchase Payments (computed as of the date that we receive the Flexible Purchase Payment), we will allocate such payments to the Immediate Installment Account, provided we have sufficient transfer instructions as outlined in the "Purchase Payment" provision in this prospectus. We will allocate Flexible Purchase Payments received after the Contract Date to the Guarantee Account for Flexible Purchase Payments that are equal to or less than 6 times the Scheduled Purchase Payments, or for those Flexible Purchase Payments that are greater than 6 times the Scheduled Purchase Payments, but not accompanied by sufficient transfer instructions.

We use Flexible Purchase Payments allocated to the Immediate Installment Account to "fund" or generate a series of monthly Immediate Installments that we transfer to the Subaccount on each Monthly Due Date to "pay" all or part of the Scheduled Installments. See the "Purchase Payment Allocation Table" later in this provision. Immediate Installments have the effect of reducing or eliminating the required Scheduled Purchase Payments for all or part of the Accumulation Period, depending on the method you select for the installments. Each Flexible Purchase Payment supports a separate series of Immediate Installments, with each series having a starting date and an ending date. The starting date is generally the Monthly Due Date following the allocation of the payment to the Immediate Installment Account and the ending date depends on the Immediate Installment method you select. However, if you elect one of our optional riders, Flexible Purchase Payments must end on the earlier of the Annuity Commencement Date or age 65 of the covered Annuitant.

For each series of Immediate Installments, each monthly installment must be the same amount. For any Flexible Purchase Payment, the fewer the number of Immediate Installments, the larger such Installments can be. Conversely, the smaller each Immediate Installment, the greater the number of installments that the Flexible Purchase Payment can support. Since Immediate Installments may be transferred only on the Monthly Due Date, a greater number of installments translates into a longer portion of the Accumulation Period over which such Installments are made. Thus, you may use a Flexible Purchase Payment to eliminate a number of Scheduled Installments or to "buy down" the amount of some greater number of Scheduled Purchase Payments. Exactly how much you can eliminate or "buy down" depends on the amount of the Flexible Purchase Payment, the rate of interest that we credit to the Immediate Installment Account Value as determined on the date of purchase and the number of installments.

We compute the series of installments for each Flexible Purchase Payment allocated to the Immediate Installment Account by crediting interest at a rate that we determine for each Flexible Purchase Payment at the time that you make the Flexible Purchase Payment. Using that interest rate and knowing either the amount of the installments or the number of installments you want, we determine the amount and number of the installments. Your Immediate Installments reflect interest that is credited each month on a declining balance as Immediate Installments are transferred to the Subaccount. For example, assume that you want 120 installments (i.e., ten years of installments) from your Flexible Purchase Payment beginning immediately. We calculate a level installment to be transferred each month. This installment is the amount that will result in the Flexible Purchase Payment (net of any applicable premium tax), and all interest earned, being completely transferred to the Subaccount by the end of the 10 years.

We will return the portion of any Flexible Purchase Payment that is more than the amount needed to pay all future Scheduled Installments within 7 days of receipt. The total Purchase Payments for all contracts issued to any one Owner cannot exceed $2,000,000 without our prior approval.

Allocation of Purchase Payments

We allocate Scheduled Purchase Payments received on the Monthly Due Date, as well as any payments past due that we receive, directly to the Subaccount on the Valuation Day we receive such payment. We allocate any Scheduled Purchase Payment we receive before the Monthly Due Date to the Guarantee Account, and transfer that payment to the Subaccount as of the Monthly Due Date. We allocate Flexible Purchase Payments that are received in an amount greater than 6 Scheduled Purchase Payments directly to the Immediate Installment Account, provided we have sufficient transfer instructions to determine a payment method for your Immediate Installments. If we do not receive sufficient transfer instructions, we will allocate that Flexible Purchase Payment to the Guarantee Account until we receive sufficient instructions. In addition, any Flexible Purchase Payment received that is equal to or less than 6 Scheduled Purchase Payments will be directed to the Guarantee Account.

Purchase Payment Allocation Table

            Type of Payment                           When Received                           Where Allocated
--------------------------------------------------------------------------------------------------------------------------
Scheduled Purchase Payment or portion    Monthly Due Date                         Subaccount
thereof
--------------------------------------------------------------------------------------------------------------------------
Scheduled Purchase Payment or portion    Before Monthly Due Date                  Guarantee Account
thereof
--------------------------------------------------------------------------------------------------------------------------
Scheduled Purchase Payment or portion    After Monthly Due Date                   Subaccount for any past due Scheduled
thereof                                                                           Installment, then Guarantee Account for
                                                                                  remainder
--------------------------------------------------------------------------------------------------------------------------
Flexible Purchase Payment that is        On or After Contract Date                Immediate Installment Account
greater than 6 Scheduled Purchase
Payments with instructions
--------------------------------------------------------------------------------------------------------------------------
Flexible Purchase Payment that is        On or After Contract Date                Guarantee Account until instructions
greater than 6 Scheduled Purchase                                                 received, then transferred to Immediate
Payments without instructions                                                     Installment Account
--------------------------------------------------------------------------------------------------------------------------
Flexible Purchase Payment that is equal  On or After Contract Date                Guarantee Account
to or less than 6 Scheduled Purchase
Payments
--------------------------------------------------------------------------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

Optional Riders

To reduce the risk that unforeseen events could leave you without the resources to make Scheduled Purchase Payments, we offer three optional riders that you may purchase at contract issue or on a contract anniversary (provided that you remain eligible to receive Guaranteed Minimum Income Payments). Under each of these riders, we will waive all or a portion of the Scheduled Purchase Payments due during the periods specified in each rider. These riders are not available to fully funded contracts or to contracts issued through an approved Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding Program" provision for more information.

When you apply for an Optional Rider, you tell us how much of a Scheduled Purchase Payment you would like us to waive. Owners and Joint Owners may designate any combination of percentages as long as such percentages are in whole numbers and equal 100%. Once a percentage of Scheduled Purchase Payments waived has been designated, it cannot be changed. The available riders are:

  . Disability Benefit Rider -- This rider provides that, during the life of the covered Annuitant, should the covered Annuitant become totally disabled (as defined in the rider), all or a portion of the Scheduled Purchase Payments due during the period of total disability will be waived. Also, we will waive all or a portion of Purchase Payments for other riders due during the period of total disability for the period we waive Scheduled Purchase Payments. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes disabled. For instance, if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes totally disabled, as defined by the rider, AND the husband is the covered Annuitant, then we will waive 60% of the Scheduled Purchase Payment. We will calculate the Monthly Income Benefit and Death Benefit under the contract as if you had paid the waived Scheduled Purchase Payment when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract.

     We will credit the disability benefit provided under this rider on each Monthly Due Date during a period beginning from the date of total disability to the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the covered Annuitant's recovery from total disability; and

      (5) the covered Annuitant's death.

     Benefits take effect only after 90 days of continuous total disability. Once satisfactory proof of disability is received at our Home Office and benefits take effect, we will waive Scheduled Purchase Payments missed during the 90 day period and will reapply any Scheduled Purchase Payments you made during that period to the Guarantee Account. If the claim is denied and Scheduled Purchase Payments have not been made, the Scheduled Installments will be considered missed and will need to be made in accordance with the "Guaranteed Minimum Income Payments" provision in this prospectus in order to maintain your right to Guaranteed Minimum Income Payments on the Annuity Commencement Date.

  . Unemployment Benefit Rider -- This rider provides that if the covered Annuitant becomes involuntarily unemployed, all or a portion of the Scheduled Purchase Payments due during the period of unemployment (up to a maximum of one year per five-year period -- the "benefit period") will be waived. Also, we will waive all or a portion of Purchase Payments required for other riders due during the period we waive the Scheduled Purchase Payments for the Unemployment Benefit Rider. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes unemployed. For instance if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes unemployed and the husband is the covered Annuitant, we will waive 60% of the Scheduled Purchase Payment.

     To receive this benefit:

      (1) the covered Annuitant must be receiving state unemployment benefits for at least 90 consecutive days;

      (2) the rider must be in effect for one year; and

      (3) we must receive satisfactory proof of unemployment at our Home Office.

     Satisfactory proof of unemployment consists of a letter from the appropriate state government department responsible for administering unemployment benefits.

     Benefits will be covered for only one benefit period during any five-year period. We will consider a period of unemployment as a continuation of the previous benefit period if:

      (1) the unemployment occurs within 30 days of the end of a benefit period; and

      (2) the full year of the benefit period has not been completed.

     If the covered Annuitant becomes unemployed during the first contract year, we will waive Scheduled Purchase Payments beginning on the next contract anniversary if:

      (1) the covered Annuitant has been receiving state unemployment benefits for at least 90 consecutive days; and

      (2) the period of unemployment continues through the date the rider has been in effect for one year.

     Although the maximum benefit period is one year, the benefit period will not continue beyond the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the Monthly Due Date after we receive your request to end the rider;

      (5) the loss of state unemployment benefits; and

      (6) the covered Annuitant's death.

     If the benefit provided by this rider ends before the Annuity Commencement Date, you must resume making Scheduled Purchase Payments in order to keep your right to Guaranteed Minimum Income Payments in effect.

     We will not credit the benefits provided by this rider if the unemployment is:

      (1) voluntary;

      (2) caused by a self-inflicted injury; or

      (3) the result of being in prison for a period exceeding 90 days.

     The waiver of Scheduled Purchase Payments provided by this rider will not increase your Surrender Value prior to the Annuity Commencement Date. However, we will calculate the Monthly Income Benefit and the Death Benefit available under the contract as if you had paid the Scheduled Purchase Payment when due.

  . Joint Annuitant Life Rider -- This rider is only available for spouses. This rider provides that if a covered Joint Annuitant dies, all or a portion of the Scheduled Purchase Payments will be waived. Portions of Scheduled Purchase Payments are waived in cases of Joint Owners/Joint Annuitants where one spouse dies. For example, if a husband is covered for 60% of the monthly Scheduled Purchase Payment and he passes away, then we will waive 60% of the Scheduled Purchase Payment from the date of the husband's death until the Annuity Commencement Date. We will calculate the Monthly Income Benefit and Death Benefit under this contract as if the Scheduled Purchase Payments waived had been paid when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract. If you surrender the contract, the Monthly Income Benefit and the Death Benefit associated with the waived Scheduled Purchase Payments will remain in effect.

     Benefits under this rider will be covered from the date of the covered Annuitant's death until the earlier of:

      (1) the contract anniversary on or next following the surviving Joint Annuitant's 65th birthday; and

      (2) the Annuity Commencement Date.

The charges for the optional riders are in addition to your Scheduled Purchase Payments. The amount paid for the optional riders is taken prior to the allocation of any assets to any account. The riders and your contract's data pages provide more detailed information about the riders including certain conditions and limitations. The riders may not be available to Qualified Contracts, available in all states, or available in all markets.

Valuation Day and Valuation Period

We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for on days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

Valuation of Accumulation Units

Upon allocation or transfer to the Subaccount, we convert payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the dollar amount directed to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which the Scheduled Purchase Payment or Immediate Installment is invested in the Subaccount. Therefore, Scheduled Purchase Payments allocated or Immediate Installments transferred to the Subaccount increase the number of Accumulation Units credited to the contract.

Partial withdrawals, surrenders, payment of a Death Benefit, and the application of Subaccount Value to acquire Monthly Income Payments on the Annuity Commencement Date all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution, so that the unit value is not impacted. Also, if we take into account a charge or credit for any reserved taxes, which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund because of the deduction of Variable Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

SURRENDER AND
PARTIAL WITHDRAWALS

We will allow you to surrender your contract or withdraw a portion of your Contract Value, at any time before the Annuity Commencement Date upon your written request, subject to the conditions set forth below.

Partial withdrawals must be at least $100. A partial withdrawal or surrender is effective as of the Valuation Day we receive your request at our Home Office in a form acceptable to us. Unless you request otherwise, we will take any partial withdrawal:

   (1) first from the Guarantee Account;

   (2) then from the Immediate Installment Account; and

   (3) finally from the Subaccount.

You may need to make Scheduled Purchase Payments when you otherwise would not have to, if you had taken partial withdrawals from the Guarantee Account and/or the Immediate Installment Account and the amounts remaining in such accounts are insufficient to fully make your Scheduled Installments.

Partial withdrawals and full surrenders may be subject to surrender and/or access charges and a Market Value Adjustment. When taking a partial withdrawal, any applicable surrender charge, access charge, Market Value Adjustment and/or any applicable premium tax will be taken from the amount withdrawn. Effective April 1, 2012, we will waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a partial withdrawal. In such a case, you may still be subject to a Market Value Adjustment. See the "Charges and Other Deductions" provision in this prospectus. A partial withdrawal may also reduce the amount of your Death Benefit. See "The Death Benefit" provision in this prospectus.

You may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access charge will be assessed unless you elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges and any access charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5; however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.

You may also surrender your contract on the Annuity Commencement Date (which must be a date at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

We will delay making a payment if:

   (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Variable Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our Owners.

Rules and regulations of the SEC may prescribe as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since Owners will not have access to their account.

In addition, we are required by state law to reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for partial withdrawals and surrenders for up to six months from the date we receive your payment request. See the "Requesting Payments" provision of this prospectus for more information on circumstances in which we may delay making payments under the contract.

Partial withdrawals and surrender may be subject to ordinary income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. A surrender or a partial withdrawal may also be subject to income tax withholding. See the "Federal Income Tax Matters" provision in this prospectus.

Telephone Withdrawals. You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You only can surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

  . requiring you or a third party you authorized to provide some form of personal identification before we act on the telephone instructions;

  . confirming the telephone transaction in writing to you or a third party you authorized; and/or

  .  tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals.

To request a telephone withdrawal, please call us at 800.352.9910.

Special Note on Reliability. Please note that our telephone system may not always be available. Any telephone system, whether it is ours, yours, your service provider's or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office at the address listed on page 2 of this prospectus.

Repayment of Partial Withdrawals of Subaccount Value. To remain eligible to receive Guaranteed Minimum Income Payments (or partial Guaranteed Minimum Income Payments if you are eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract), you must repay the amount of any partial withdrawal received from the Subaccount plus any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date (such date must be a date at least 10 years from the date the contract is issued). If the repayment is not made by the Monthly Due Date next following the date of the partial withdrawal, we will charge you interest at an effective annual rate of 6% on the total amount withdrawn from the Subaccount.

It is important to understand that, because surrender charges may apply, the amount you receive from the Subaccount may not be the same as the amount we withdraw from the Subaccount. You must repay the amount you received from the Subaccount, plus interest and any premium taxes paid on the partial withdrawal. Therefore, the amount you repay includes:

  .  the amount you receive from the Subaccount; plus

  . interest we assess on the amount withdrawn from the date of the partial withdrawal until the date of repayment; plus

  . the amount of any premium taxes assessed on amounts withdrawn from the Subaccount.

We allocate any repayment (after deducting for interest) to the Subaccount as of the date we receive it. When you repay the amount of each partial withdrawal from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge taken for the repaid amount. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the same Valuation Day your repayment of the partial withdrawal is received.

You should consult your tax adviser concerning repayments as we consider repayments after deducting interest charges to be new Purchase Payments for tax purposes (i.e., if the repayment is withdrawn again, that partial withdrawal will be taxed). In addition, taking a partial withdrawal may subject you to an ordinary income tax, AND a 10% IRS penalty tax if you are younger than age
59 1/2 at the time the partial withdrawal is taken. You may be subject to the income tax and penalty tax EVEN IF YOU REPAY ALL AMOUNTS OUTSTANDING. Consequently, it is very important that you consult your tax adviser prior to taking any partial withdrawals.

If you take multiple partial withdrawals, we will apply repayments to the most recent partial withdrawal first.

Partial withdrawals from the Guarantee Account and the Immediate Installment Account do not have to be repaid to maintain your right to Guaranteed Minimum Income Payments. Generally, taking partial withdrawals from the Guarantee Account or Immediate Installment Account will not affect your right to receive Guaranteed Minimum Income Payments. However taking partial withdrawals from the Guarantee Account or Immediate Installment Account may require you to make Scheduled Purchase Payments (or higher Scheduled Purchase Payments). If such Scheduled Purchase Payments are not made, you could lose your right to receive the Guaranteed Minimum Income Payments.

Surrender Value. The amount payable on surrender of the contract is the Surrender Value as of the date we receive your surrender request in a form acceptable to us. The Surrender Value equals the Contract Value on the Valuation Day we receive your request, less any applicable surrender charge, access charge, and any applicable premium tax charge. We will pay the Surrender Value in a lump sum, unless you elect one of the Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus. We may waive surrender charges and access charges upon surrender if you elect certain Optional Payment Plans. See the "Charges and Other Deductions" provision in this prospectus.

CHARGES AND OTHER DEDUCTIONS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts, including the surrender charge and access charge, if applicable. See below and the "Sales of the Contract" provision in this prospectus.

We will deduct the charges described below to cover our costs and expenses, the services provided, and our risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

  .  processing applications for and issuing the contracts;

  .  maintaining records;

  .  monthly billing and electronic fund transfer transactions;

  .  administering Income Payments;

  . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  .  reconciling and depositing cash receipts;

  .  providing tax forms;

  .  providing contract confirmations and periodic statements;

  .  maintaining an internet service site; and

  .  furnishing telephone and internet transaction services.

The risks we assume include:

  . the risk that the Guaranteed Minimum Income Payments will exceed the calculated variable Income Payments;

  .  the risk that the Death Benefit will be greater than the Surrender Value;

  . the risk that Annuitant(s) will live longer than we assumed in calculating the contract guarantees (these guarantees are incorporated in the contract and cannot be changed); and

  . the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Surrender Charges, Access Charges, and Market Value Adjustments

We may assess a surrender charge (on payments allocated to the Subaccount and the Guarantee Account) or an access charge (on payments allocated to the Immediate Installment Account) on partial withdrawals of Contract Value or surrender of the Contract. We will also apply a Market Value Adjustment to determine the Immediate Installment Account Value available for partial withdrawal from the Immediate Installment Account or full surrender of the contract.

Unless we receive other instructions, we will first withdraw amounts from:

   (1) the Guarantee Account; then

   (2) from the Immediate Installment Account; and finally

   (3) from the Subaccount.

We will deduct any surrender charge and access charge from the amounts you withdraw.

Surrender Charge from assets in the Subaccount and the Guarantee Account. The surrender charge for amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account is a percentage of the lesser of:

   (1) Scheduled Installments made to date and not previously withdrawn (partial withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

   (2) the amount withdrawn.

The surrender charge percentage is as follows:

                      Surrender Charge
                    (as a percentage of
                       the lesser of
                   Scheduled Installments
  Contract Year     made to date and not
in which Surrender  previously withdrawn
    or Partial         and the amount
Withdrawal is Made       withdrawn)
-----------------------------------------
        1                    9%
        2                    8%
        3                    7%
        4                    6%
        5                    5%
        6                    4%
        7                    3%
        8                    2%
   9 and after               1%
-----------------------------------------

Examples:

 Assuming:

  .  you have made Purchase Payments of $18,000;

  . your Contract Value is $20,000 ($17,000 in the Subaccount and $3,000 in the Guarantee Account), $15,000 of which is from Scheduled Installments;

  .  you have no value in the Immediate Installment Account;

  .  you request a partial withdrawal of $10,000 in Contract Year 5; and

  .  you are not eligible for reduced Guaranteed Minimum Income Payments.

 Your surrender charge will be $500 (the lesser of 5% of $10,000 and 5% of $15,000). We take the partial withdrawal from the Guarantee Account ($3,000) and from the Subaccount ($7,000). You will receive a net check of $9,500 assuming there are no premium taxes or income taxes withheld. To reinstate your Guaranteed Minimum Income Payment you must repay the $6,650 to the Subaccount within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $6,650 received) within 12 months of the partial withdrawal.

The following chart depicts the partial withdrawal.

                                               Account
                                ------------------------------------
                                              Guarantee
                                 Subaccount    Account      Total
---------------------------------------------------------------------
Beginning Contract Value        $     17,000   $3,000   $     20,000
---------------------------------------------------------------------
Amount Withdrawn                $      7,000   $3,000   $     10,000
---------------------------------------------------------------------
Remaining Contract Value        $     10,000   $    0   $     10,000
---------------------------------------------------------------------
Surrender Charge                $       (350)  $ (150)  $       (500)
---------------------------------------------------------------------
Net Amount Paid to You          $      6,650   $2,850   $      9,500
---------------------------------------------------------------------
Amount to Reinstate Guaranteed
 Minimum Income Payment         $      6,650            $      6,650
 (+ Interest)                    (+ interest)  $    0    (+ interest)
---------------------------------------------------------------------
Amount We Add to the
 Subaccount                     $        350   $    0   $        350
---------------------------------------------------------------------
Account Value After
 Repayment*                     $     17,000   $    0   $     17,000
---------------------------------------------------------------------

*Assuming no growth in the Subaccount.

 However, if you withdraw $17,000, your surrender charge will be $750 (5% of $15,000). The remaining value in the Guarantee Account is $0 and the remaining value in the Subaccount is $3,000. You will receive a net check of $16,250 assuming there are no premium taxes or income taxes withheld. To reinstate your right to Guaranteed Minimum Income Payments you must repay to the Subaccount $13,400 within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $13,400 received) within 12 months of the partial withdrawal.

 You will not be assessed a surrender charge on any amounts withdrawn greater than the amount of Scheduled Installments made.

Current market conditions may affect the impact of the surrender charges on your contract.

 Assuming the amount of Scheduled Installments made to date equals $10,000, your Contract Value equals $20,000, and you fully surrender your contract in the third Contract Year, we would assess a surrender charge of $700 (7% of $10,000) with a net check to you of $19,300 assuming there are no premium taxes or income taxes withheld. However, if there is a market decline so your Contract Value is $9,000, and you request a full surrender, we would assess a surrender charge of $630 (the lesser of 7% of $9,000 and 7% of $10,000) with a net check to you of $8,370 assuming there are no premium taxes or income taxes withheld.

We apply a Market Value Adjustment to any Death Benefit, surrender, or partial withdrawal paid from the Immediate

Installment Account. We will also deduct an access charge from your partial withdrawal or surrender, but not from any amount paid as a Death Benefit.

We treat a partial withdrawal or surrender of Contract Value from the Immediate Installment Account as a proportional withdrawal or surrender of each of the remaining future Immediate Installments. We also assess an access charge on amounts you surrender or partially withdraw from the Immediate Installment Account. This charge is a percentage of the Immediate Installment Account Value withdrawn.

The concept of calculating a Market Value Adjustment on the Immediate Installment Account is different from many other Market Value Adjustment calculations. Unlike traditional Market Value Adjustments where the present account value is known, here we know the future value of the Immediate Installments and we need to calculate the present value. Therefore, we must determine the present value before we can determine what you receive upon surrender or partial withdrawal.

First, we use the interest rate in effect when you made your Flexible Purchase Payment into the Immediate Installment Account to discount each future Immediate Installment back to its present book value. We then sum all of these present values to calculate the value, before the application of any Market Value Adjustment.

Next, we determine your Immediate Installment Account Value by applying the Market Value Adjustment. We calculate the Market Value Adjustment factor separately for each Immediate Installment. The Market Value Adjustment for each Immediate Installment is equal to the present book value of that installment times the Market Value Adjustment factor for that installment. The Market Value Adjustment factor is:

                          ((1 + i) / (1 + j))/n/ - 1

where:

n   =   the number of months until the Immediate Installment for
        a particular Flexible Purchase Payment will be transferred to the Subaccount
i   =   the original interest rate we used for the Immediate
        Installment when you made the Flexible Purchase
        Payment to the Immediate Installment Account
j   =   the current interest rate we use for a new Flexible
        Purchase Payment of (m/12) years that we currently make
        available for the Immediate Installment Account ((m/12)
        is rounded up to a whole number of years)
m   =   the number of months until the last Immediate Installment
        for that Flexible Purchase Payment will be transferred to
        the Subaccount

The total Market Value Adjustment for the contract is the sum of each Market Value Adjustment calculated for each Immediate Installment. The Immediate Installment Account Value is the sum of the present book value of each Immediate Installment plus the total Market Value Adjustment for the contract. Two examples of how the Market Value Adjustment would work follow.

Examples:

Example 1


           Example of Withdrawal from Immediate Installment Account

 Assuming:

  . At issue, you made a Flexible Purchase Payment with transfers of $645 for 264 months;

  . On the first contract anniversary, you made a Flexible Purchase Payment with transfers of $90 for 72 months;

  . Your value (before the application of any Market Value Adjustment) in the Immediate Installment Account at the end of the second Contract Year is $98,380. Of this amount, $93,400 is attributable to the initial Flexible Purchase Payment; the remaining $4,980 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  . Your Immediate Installment Account Value at the end of the second Contract Year is $100,000. Of this amount, $95,000 is attributable to the initial Flexible Purchase Payment; the remaining $5,000 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  .  You have no value in the Guarantee Account;

  . You have not previously withdrawn amounts from the Immediate Installment Account;

  .  You request a partial withdrawal of $2,000 at the end of year 2;

  . At the end of year 2, the access charge for transfers established for the initial Flexible Purchase Payment is 6%;

  . At the end of year 2, the access charge for transfers established for the second Flexible Purchase Payment is 5% (because there are 60 transfers remaining).

 The amount of withdrawal of value attributable to the initial Flexible Purchase Payment is $1,900 ($2,000 x $95,000/$100,000). The remaining $100 is withdrawn from the value attributable to the second Flexible Purchase Payment. Your access charge will be $119 (6% of $1,900 plus 5% of $100). You will receive a net check of $1,881 assuming there are no premium taxes or income taxes withheld.

 Transfers for the initial Flexible Purchase Payment will be reduced by $12.90 ($645 x $2,000/$100,000) so the amount of the transfer subsequent to the withdrawal will be $632.10. Transfers for the second Flexible Purchase Payment will be reduced by $1.80 ($90 x $2,000/$100,000) so the amount of its transfer subsequent to the withdrawal will be $88.20.

Example 2

 The second example below shows the total impact of the Market Value Adjustments applicable to future Immediate Installments of $1,000 for 120 months under hypothetical future monthly interest rates.

 The example assumes a Flexible Purchase Payment of $90,524 (without the assessment of any premium tax) and that the level monthly interest rate determined at payment of the Flexible Purchase Payment is assumed to be 0.50%. As illustrated below, interest rates are assumed to be volatile during the 3 months following the Flexible Purchase Payment. In the first month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%. As a result of this drop, Immediate Installment Account value increases. In the second month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have increased to 0.5833%. As a result of this increase, Immediate Installment Account value decreases. In the third month following the Flexible Purchase Payment, interest rates for a similar Flexible Purchase Payment have decreased to 0.5%. As a result of this decrease, the current level monthly interest rate equals the level monthly interest rate at purchase and Immediate Installment Account value does not change because of the Market Value Adjustment.

                                    Valuation Day
                         -----------------------------------
                                  1 Month  2 Months 3 Months
                         Date of   after    after    after
                         Purchase Purchase Purchase Purchase
------------------------------------------------------------
 Beginning of
 Month Value
 (before Market
 Value Adjustment and
 transfer)               $90,524  $89,971  $89,416  $88,858
------------------------------------------------------------
 Immediate Installment
 Transfer Amount         $ 1,000  $ 1,000  $ 1,000  $ 1,000
------------------------------------------------------------

                                    Valuation Day
                         ----------------------------------
                                  1 Month  2 Months 3 Months
                         Date of   after    after    after
                         Purchase Purchase Purchase Purchase
------------------------------------------------------------
 Beginning of
 Month Value
 (before Market Value
 Adjustment
 and after transfer)     $89,524  $88,971  $88,416  $87,858
------------------------------------------------------------
 Level Monthly
 Interest Rate at
 Purchase                    0.5%     0.5%     0.5%     0.5%
------------------------------------------------------------
 Current Level
 Monthly Interest Rate       0.5%  0.4167%  0.5833%     0.5%
------------------------------------------------------------
 Current Market Value
 Adjustment Amount       $     0  $ 4,093  $(3,791) $     0
------------------------------------------------------------
 Immediate Installment
 Account Value           $89,524  $93,064  $84,625  $87,858
------------------------------------------------------------
 Access Charge
 Percentage                    6%       6%       6%       6%
------------------------------------------------------------
 Surrender Value         $84,153  $87,480  $79,547  $82,587
------------------------------------------------------------

Example 3

 The third example shows the actual calculation of the Market Value Adjustment for a representative number of Immediate Installments. The total Market Value Adjustment at any time will be the sum of the Market Value Adjustments for all remaining Immediate Installments. The example assumes a Flexible Purchase Payment of $90,525, Immediate Installments of $1,000 per month for 120 months and a level monthly interest rate of 5%. No premium taxes are assumed. The example shows that the present value of the Immediate Installment Account increases because the current Market Value Adjustment factor is less than the level monthly interest rate when the Flexible Purchase Payment was allocated to the Immediate Installment Account.

                                    Level
               Immediate           Monthly   Present
              Installment  Months  Interest  Value at
                Future     Until   Rate at   Purchase
                 Value    Transfer Purchase    Rate
------------------------------------------------------
               $  1,000     118      0.5%   $   557.92
------------------------------------------------------
               $  1,000     117      0.5%   $   560.71
------------------------------------------------------
               $  1,000     116      0.5%   $   563.51
------------------------------------------------------
                    ...     ...      0.5%          ...
------------------------------------------------------
                    ...     ...                    ...
------------------------------------------------------
                            ...                    ...
------------------------------------------------------
               $  1,000       2      0.5%   $   990.07
------------------------------------------------------
               $  1,000       1      0.5%   $   995.02
------------------------------------------------------
               $  1,000       0      0.5%   $ 1,000.00
------------------------------------------------------
Total Prior
 to Transfer   $119,000                     $89,971.44
------------------------------------------------------
Total After
 Transfer      $118,000                     $88,971.44
------------------------------------------------------

              Current   Current
               Level     Market    Current     Present
              Monthly    Value      Market    Value of
              Interest Adjustment   Value     Immediate
                Rate     Factor   Adjustment Installment
--------------------------------------------------------
               0.4167%   .10284   $   56.86  $   614.78
--------------------------------------------------------
               0.4167%   .10192   $   56.64  $   617.34
--------------------------------------------------------
               0.4167%   .10101   $   56.40  $   619.92
--------------------------------------------------------
               0.4167%      ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
               0.4167%   .00166   $    1.64  $   991.71
--------------------------------------------------------
               0.4167%   .00083   $     .83  $   995.85
--------------------------------------------------------
               0.4167%        0   $       0  $ 1,000.00
--------------------------------------------------------
Total Prior
 to Transfer                      $4,093.06  $94,064.50
--------------------------------------------------------
Total After
 Transfer                         $4,093.06  $93,064.50
--------------------------------------------------------

.. The date of valuation and any Market Value Adjustment is one month after the Flexible Purchase Payment. In that first month, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%.

After we calculate the Market Value Adjustment, we determine the Surrender Value. To determine Surrender Value from the Immediate Installment Account, we subtract the appropriate access charge (determined separately for the Immediate Installments of each Flexible Purchase Payment) from the Immediate Installment Account Value.

We calculate the access charge as a percentage of the Immediate Installment Account Value withdrawn. The closer the surrender or partial withdrawal is to the date established for Immediate Installment transfers for that particular Flexible Purchase Payment to end, the lower the amount of the access charge will be. The amount of the access charge is as follows:

      Number of Years
     Remaining on Each
     Flexible Purchase           Access Charge
  Payment Until the Date      (as a percentage of
Established for Installment  Immediate Installment
     Transfers to End       Account Value withdrawn)
----------------------------------------------------
         6 or more                     6%
     5 but less than 6                 5%
     4 but less than 5                 4%
     3 but less than 4                 3%
     2 but less than 3                 2%
     1 but less than 2                 1%
     0 but less than 1                 1%
----------------------------------------------------

The amount payable for a partial withdrawal or surrender from the Immediate Installment Account will be:

   (1) the amount of the partial withdrawal or surrender minus any access charge; minus

   (2) any applicable premium taxes.

Because we take the partial withdrawal proportionally from each future Immediate Installment, the access charge is a weighted average of the access charge for each such installment. This weighted average is:

   (1 minus the ratio of Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value)

The amount payable for a partial withdrawal is therefore the amount of the partial withdrawal multiplied by the ratio of the Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value.

Waiver of Surrender and Access Charges. We will waive all surrender charges and access charges if you surrender your contract and apply your Contract Value (plus or minus any applicable Market Value Adjustment) to one of the following Optional Payment Plans:

   (1) Optional Payment Plan 1 (Life Income with Period Certain);

   (2) Optional Payment Plan 2 (Income for a Fixed Period of 10 or more years);
       or

   (3) Optional Payment Plan 5 (Joint Life and Survivor Income).

If you elect one of the above Optional Payment Plans, then the amount applied to the plan will be your Contract Value, which includes any applicable Market Value Adjustment, minus any premium tax.

You may also select Optional Payment Plan 3 or Plan 4 upon surrender, although we will assess surrender charges and access charges (as well as any applicable Market Value Adjustment and any applicable premium tax) against your Contract Value. We will apply the Surrender Value to the selected plan. See the "Optional Payment Plans" provision in this prospectus.

Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you take a partial withdrawal or elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment. If you take a partial withdrawal, you may lose your rights to Guaranteed Minimum Income Payments under the contract. If you take a full surrender, you will lose all rights to Guaranteed Minimum Income Payments under the contract.

You may also surrender your contract on the Annuity Commencement Date (which must be at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to your Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

Deductions from the Variable Account

We deduct from the Subaccount in the Variable Account an amount, computed daily, equal to an effective annual rate of 1.50% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The asset charge reduces the value of Accumulation Units and Annuity Units. The charge consists of an administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.35%.

Deductions for Taxes

We will deduct charges for any premium tax or other tax levied by any governmental entity either from Purchase Payments or the Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, Income Payments, and Death Benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. The amount of premium tax assessed depends upon the laws of the state in which you reside. The premium tax generally ranges from 0.0% to 3.5%.

Purchase Payments for the Optional Riders

The cost of the optional riders varies based on the Annuitant's age, gender, and the amount and duration of the Scheduled Purchase Payments. Payments for all optional riders are due with each Scheduled Purchase Payment. See the "Fee Tables" for the maximum charge assessed for the optional riders.

Other Charges and Deductions

The Total Return Fund incurs certain fees and expenses. To pay for these charges, the Total Return Fund makes deductions from its assets. The deductions are described more fully in the prospectus for the Total Return Fund.

We assess interest charges at an effective annual rate of 6% on any missed Scheduled Installment. In addition, we also assess interest at an effective annual rate of 6% on any partial withdrawal taken from the Subaccount. This interest is assessed from the date of the partial withdrawal until the date of repayment. See "The Contract" and the "Surrenders and Partial Withdrawals" provisions in this prospectus.

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to broker-dealers for selling the contracts. You do not directly pay these commissions, we do. We intend to recover the commissions, marketing, administrative and other expenses and the cost of contract benefits through fees and charges imposed under the contract. See the "Sales of the Contract" provision in this prospectus.

THE DEATH BENEFIT

Death Benefit Upon Death of an Owner Before the Annuity Commencement Date

If any Owner, other than a spousal Joint Owner (or Annuitant if the Owner is a non-natural person) dies before the Annuity Commencement Date, we will pay a Death Benefit to the Designated Beneficiary.

We calculate the Death Benefit as of the Valuation Day that we receive due proof of death and all required forms at our Home Office. Until we receive due proof of death and all required forms, Immediate Installments will continue to be transferred from the Immediate Installment Account, and Purchase Payments, if received, will continue to be applied to the Immediate Installment Account, Guarantee Account and/or the Subaccount, as appropriate. Further, until we receive complete written settlement instructions from the Designated Beneficiary, values adjusted for transfers will remain in the Variable Account, the Guarantee Account, and the Immediate Installment Account. The Death Benefit therefore will fluctuate with the performance of the Variable Account.

Upon receipt of due proof of death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to a finding of death) and all required forms, we will process the Death Benefit in accordance with your or your Designated Beneficiary's instructions, subject to distribution rules and termination of contract provision discussed in the contract and elsewhere in this prospectus.

Unless otherwise required to be distributed pursuant to the distribution rules stated below, we will pay Death Benefit proceeds in a lump sum unless you or your Designated Beneficiary elect one of our Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus.

Death Benefit Amount

The Death Benefit equals the greater of:

  . the sum of Purchase Payments received (excluding payments made for any available optional riders) minus partial withdrawals as of the Valuation Day we receive due proof of death and all required forms at our Home Office; and

  . the Contract Value (including any Market Value Adjustment for any amounts withdrawn from the Immediate Installment Account) as of the Valuation Day we receive due proof of death and all required forms at our Home Office.

Required Distributions

In certain circumstances, federal tax law requires that distributions be made under the contract upon the death of:

  .  an Owner or Joint Owner; or

  . the Annuitant or Joint Annuitant, if any Owner is a non-natural person (i.e., an entity, such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the contract upon death.

At the death of any Owner (or any Annuitant, if the Owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the Designated Beneficiary:

   (1) Owner or Joint Owner;

   (2) Primary Beneficiary;

   (3) Contingent Beneficiary; or

   (4) Owner's estate.

If there is more than one Designated Beneficiary, we will treat each one separately in applying the distribution rules prescribed by the tax laws as briefly described in the "Distribution Rules" provision below.

We should be notified immediately by telephone or in writing upon the death of an Owner or an Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional Purchase Payments will be accepted (unless the Designated Beneficiary is the spouse of the deceased and that spousal beneficiary has elected to continue the contract). Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named Designated Beneficiary(ies) and any other information necessary to process applicable proceeds.

Distribution Rules

The distributions required by federal tax law differ depending on whether the Designated Beneficiary is the spouse of the deceased Owner (or of the Annuitant, if the contract is owned by a non-natural entity). Upon receipt of due proof of death and all required forms, the Designated Beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed below.

  . Spouses -- If the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, except under certain types of Qualified Contracts, we will continue the contract in force with the surviving spouse as the new Owner and as the sole Annuitant. For contracts issued as IRAs (or custodial IRAs), if the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, then the surviving spouse (or the custodian for the benefit of the surviving spouse) may continue the contract. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In that case, the rules for non-spouses will apply. If the Designated Beneficiary is the surviving spouse of the deceased person but not a Joint Annuitant, the rules for non-spouses will apply.

  . Non-Spouses -- If the Designated Beneficiary is not the surviving spouse of the deceased person, the contract cannot be continued in force indefinitely. Instead, upon the death of any Owner (or any Annuitant, if any Owner is a non-natural entity), payments must be made to (or for the benefit of) the Designated Beneficiary under one of the following payment choices:

     (1) receive the Death Benefit and any interest that has been earned in one lump sum payment upon receipt of due proof of death and all required forms;

     (2) receive the Death Benefit at any time during the five year period following the date of death. See the "Requesting Payments" provision in this prospectus;

     (3) apply the Death Benefit to provide an Income Payment under Optional Payment Plan 1 or Optional Payment Plan 2. The first Income Payment must be made no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy.

If the Designated Beneficiary makes no choice within 30 days following receipt of due proof of death and all required forms at our Home Office, we will pay the Death Benefit at any time during the five year period following the date of death (number (2) above). Due proof of death must be provided within 90 days of the date of death. If due proof of death is not provided within 90 days of the date of death, we will pay the Contract Value as of the Valuation Day of receipt of due proof of death. We will not accept any Purchase Payments after we receive due proof of the non-spouse's death. If the Designated Beneficiary dies before we distribute the entire Death Benefit, we will pay in a lump sum any value remaining to the person named by the Designated Beneficiary. If no person is so named, we will pay the Designated Beneficiary's estate.

Under numbers (1) and (2) above, the contract will terminate when we pay the Death Benefit. Under number (3) above, this contract will terminate when we apply the Death Benefit to provide Income Payments.

Within 30 days of the date of receipt of due proof of death and all required forms, a non-spousal Joint Annuitant that is also the surviving Owner may use the proceeds from number (1) above to purchase a contract with current terms and values substantially similar to this contract, as of the date of receipt of due proof of death and all required forms, including but not limited to the Guaranteed Minimum Income Payment, the value in each investment, Scheduled Installments, Scheduled Purchase Payments, surrender and access charges, and the Annuity Commencement Date. Any missed Scheduled Installments will still be due.

Death Benefit After the Annuity Commencement Date

If any Annuitant dies after the Annuity Commencement Date, monthly Income Payments will be made as stated in the section discussing monthly Income Payments. See the "Benefits at Annuity Commencement Date" provision in this prospectus.

BENEFITS AT ANNUITY COMMENCEMENT DATE

You must select an Annuity Commencement Date on your application. In order to receive Guaranteed Minimum Income Payments under this contract, all contract requirements must be met. The Annuity Commencement Date selected at the time of application must be at least 10 years from the date the contract is issued and may not be changed once the contract is issued. The Annuity Commencement Date cannot be any later than the contract anniversary following the Annuitant's 90th birthday (or younger Annuitant's 90th birthday in the case of Joint Annuitants). If your contract was purchased in conjunction with an Annuity Cross Funding Program, your Annuity Commencement Date for this contract and the Funding Annuity must be same. If you change the Annuity Commencement Date under the Funding Annuity Contract, you will no longer be eligible for Guaranteed Minimum Income Payments.

If the sole or last surviving Annuitant is still living on the Annuity Commencement Date and you have met all contractual requirements, we will pay you or your designated payee the monthly Income Payments that are guaranteed not to go below the minimum amount as stated on your contract's Data Pages and as described below beginning on that date unless you elected to receive payment in a lump sum. As provided in your contract, we may adjust the Annuitant(s)' age(s) used to determine the first Annual Variable Annuity Benefit, and we may deduct premium taxes from your payments.

Monthly Income Payments are made under a life Income Payment plan with a period certain of 10, 15, 20, 25, 30, 35, 40, 45, or 50 years. If you do not select a period certain we will use a life Income Payment plan with a 10 year period certain. If the Annuitant dies after the Annuity Commencement Date, AND monthly Income Payments were being made under a life Income Payment plan with a period certain, payments will continue to be made to the named Beneficiary(ies) until the end of the period certain. For instance, if monthly Income Payments are being paid under a life Income Payment plan with a period certain of 20 years and the Annuitant dies in the 10th year of monthly Income Payments, payments will continue to be made to the Annuitant's named Beneficiary(ies) for a period of 10 more years.

We determine your monthly Income Payments when the guarantee is in effect based on the Calculated Level Monthly Benefit. The Calculated Level Monthly Benefit is derived from the Annual Variable Annuity Benefit. The Calculated Level Monthly Benefit is one-twelfth of the Annual Variable Annuity Benefit plus level interest over a twelve-month period. The interest rate for each Annuity Year is the rate we declare for a twelve-month certain single purchase payment immediate fixed annuity, as of the Annuity Commencement Date or applicable Annuity Commencement Date Anniversary, for this contract.

The dollar amount of the first Annual Variable Annuity Benefit is a function of:

  .  the amount of your Contract Value on the Annuity Commencement Date; and

  .  the annuity purchase rates shown in your contract.

The annuity purchase rates vary based on the age (and, for certain contracts, gender) of the Annuitant(s) as well as the certain period that was selected. Generally, the longer the life expectancy of the Annuitant(s) or the longer the certain period selected, the smaller the first Annual Variable Annuity Benefit will be. The benefit is calculated by:

   (1) dividing the Contract Value on the Annuity Commencement Date (less any applicable premium tax) by $1,000; and

   (2) multiplying the result by the applicable annuity purchase rate.

This amount is then "applied" to "acquire" Annuity Units. We determine the number of Annuity Units credited to a contract by dividing the dollar amount of the first Annual Variable Annuity Benefit by the Annuity Unit value for the Valuation Period ending on the Annuity Commencement Date or the first Valuation Period ending after the Annuity Commencement Date if the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or the Total Return Fund does not value its shares. The value of your Annuity Units changes daily as a result of the investment performance of the Subaccount.

We determine the dollar amount of each subsequent Annual Variable Annuity Benefit on each anniversary of the Annuity Commencement Date by multiplying the Annuity Unit value for the Valuation Period, or the first Valuation Period ending after the Annuity Commencement Date if the anniversary of the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or on a date when the Total Return Fund does not value its shares by the number of Annuity Units credited to the contract.

The Annuity Unit value equals (a) x (b) where:

   (a) equals the Annuity Unit value for the preceding Valuation Period; and

   (b) equals (i) x (ii) where:

      (i) is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

     (ii) is an assumed discount rate equal to .99990575 raised to a power equal to the number of days in the Valuation Period.

If the Guaranteed Minimum Income Payment does not apply and the net investment return for the Subaccount over an Annuity Year is equal to 3.5% (the interest rate we use in calculating the amount of the Annual Variable Annuity Benefit), the Annual Variable Annuity Benefit for that Annuity Year will equal the benefit for the prior year. To the extent that such net investment return exceeds 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be greater than the benefit for the prior year. To the extent that such net investment return falls short of 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be less than the benefit for the prior year.

Guaranteed Minimum Income Payments

If the Guaranteed Minimum Income Payment is in Effect

If you meet the conditions required under the contract for receipt of Guaranteed Minimum Income Payments (that is, within the time allowed, you paid all your Scheduled Installments and repaid the amount of any withdrawal received from the Subaccount plus interest and your Annuity Commencement Date was at least 10 years from the date the contract was issued), your monthly Income Payments after the Annuity Commencement Date will be at least equal to the Guaranteed Minimum Income Payments.

We will calculate your initial Calculated Level Monthly Benefit as discussed above under the "Benefits at Annuity Commencement Date" provision in this prospectus. If the initial monthly Income Payment is less than the Guaranteed Minimum Income Payment, your initial monthly Income Payment will equal the Guaranteed Minimum Income Payment. If this occurs, we will track the difference in the Adjustment Account that we establish on the Annuity Commencement Date. The value of the Adjustment Account will equal the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is 12 times the Guaranteed Minimum Income Payment minus 12 times the initial Calculated Level Monthly Benefit.

Monthly Income Payments will remain constant for an Annuity Year. At the beginning of each subsequent Annuity Year, we will determine the amount of the monthly Income Payments for that Annuity Year.

For monthly Income Payments after the first Annuity Year, the actual payment is the greater of (a) and (b), where:

   (a) is the subsequent Calculated Level Monthly Income Benefit minus 1/12 of any value in the Adjustment Account as of the date of the last monthly Income Payment; and

   (b) is the Guaranteed Minimum Income Payment.

For subsequent monthly Income Payments after the first Annuity Year, the value of the Adjustment Account will be the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is the value of the Adjustment Account as of the date that we determined the last monthly Income Payment, plus 12 times the actual subsequent monthly Income Payment, minus 12 times the subsequent Calculated Level Monthly Benefit.

In other words, you will not receive any of the Subaccount's gain until the Adjustment Account has been repaid from any future performance of the Subaccount.

The Guaranteed Minimum Income Payment is determined at contract issue and is based on many factors. Individuals with the same factors will receive the same Guaranteed Minimum Income Payment. The factors include ages(s), gender(s), purchase date, Annuity Commencement Date chosen, Scheduled Installments, period certain, mortality, assumed interest rate, state in which the contract is issued, state premium tax (if any), and whether the contract is qualified or non-qualified.

On the Annuity Commencement Date, if any monthly Income Payment would be $100 or less, we reserve the right to reduce the frequency of Income Payments to an interval that would result in each amount being at least $100.

Reduced Guaranteed Minimum Income Payments

For contracts issued as Non-Qualified Contracts participating in the Annuity Cross Funding Program, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided the contract is still in effect as of the Default Date (described below) and you have made all Scheduled Installments for a period of at least 60 months. For Qualified Contracts, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided your contract is still in effect as of the Default Date. The Annuity Cross Funding Program is not available for contracts issued on or after August 17, 2004.

The Valuation Day you lose your right to full Guaranteed Minimum Income Payments under the contract is considered the "Default Date." You will lose your right to full Guaranteed Minimum Income Payments under the contract when you:

  . Miss a Scheduled Installment and do not pay that Scheduled Installment within 12 months of the date it was due, plus interest at an effective annual rate of 6% and any applicable monthly billing fees. You may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. See the "Reinstatement" provision in this prospectus; and/or

  . Take any withdrawals from the Subaccount and do not repay the amount withdrawn from the Subaccount within 12 months from the date of the withdrawal, plus interest at an effective annual rate of 6%.

If the due date of any missed payment falls on any date on which the New York Stock Exchange is not open for regular trading or on a date on which the Total Return Fund does not value its shares, the due date will occur on the next Valuation Day.

We will calculate the reduced Guaranteed Minimum Income Payment by taking (a) divided by (b) multiplied by (c), where:

   (a) is the total of Scheduled Installments paid to the Subaccount and not previously withdrawn prior to the Default Date;

   (b) is the total Scheduled Installments that are required to be paid into the Subaccount prior to the Annuity Commencement Date as shown on your contract's Data Pages (this date must be a date at least 10 years from the date the contract is issued); and

   (c) is the Guaranteed Minimum Income Payment (as shown on your contract's Data Pages).

Once the reduced Guaranteed Minimum Income Payment amount has been determined, we will not recalculate it again, even if subsequent Purchase Payments are made. In addition,

  . if partial withdrawals are taken from the Subaccount once the reduced Guaranteed Minimum Income Payment has been determined and you do not repay the partial withdrawals with interest, you will lose your right to Guaranteed Minimum Income Payments;

  . we will not further reduce your Guaranteed Minimum Income Payments as described above;

  . you may not begin Income Payments prior to the Annuity Commencement Date and still receive reduced Guaranteed Minimum Income Payments.

On the Annuity Commencement Date, if any monthly Income Payment would be $100 or less, we reserve the right to reduce the frequency of Income Payments to an interval that would result in each amount being at least $100.

If the Guaranteed Minimum Income Payment is not in Effect

If the Guaranteed Minimum Income Payment is not in effect, you may still receive Income Payments or elect to forego Income Payments and receive the value of the contract on or before the Annuity Commencement Date in the form of a lump sum payment. If you elect to receive Income Payments, your actual Income Payments will be in the form of an annual variable Income Payment similar to a variable Income Payment described above under the "Benefits at Annuity Commencement Date" provision. There will be no Adjustment Account established.

OPTIONAL PAYMENT PLANS

You may apply your Death Benefit proceeds or your Surrender Value to an Optional Payment Plan. You will lose any Guaranteed Minimum Income Payments if you elect to apply your Surrender Value or Death Proceeds to an Optional Payment Plan. The terms of the Optional Payment Plan elected will then become applicable. If you surrender the contract and select Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years), or Optional Payment Plan 5, the amount applied to the Optional Payment Plan is the Contract Value, which includes any applicable Market Value Adjustment, minus any applicable premium tax. The amount we apply to calculate Income Payments is net of any applicable premium tax.

During the Annuitant's life, and before Income Payments begin, you (or the Designated Beneficiary at your death) can choose an Optional Payment Plan. If you change a Designated Beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the Annuitant or Owner, your Designated Beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. See "The Death Benefit" provision in this prospectus.

We will make Income Payments under one of the Optional Payment Plans annually. The amount of each payment under an Optional Payment Plan must be at least $100. Payments made under an Optional Payment Plan at the death of any Owner (or the Annuitant if the Owner is a non-natural person), must conform to the rules outlined in the "Death Benefit" provision.

We may make an age adjustment to determine the amount of the Income Payments. We will adjust the age according to the age adjustment table shown in your contract.

The Optional Payment Plans listed below are available with fixed or variable payments. You must select one or the other; a combination is not permitted.

Fixed Income Payments. We will transfer proceeds applied to a fixed income option to our General Account. Payments made will equal or exceed those required by the state where we deliver the contract. We determine fixed Income Payments on the date we receive due proof of the Owner's death or on surrender. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

Variable Income Payments. We will transfer proceeds applied to a variable income option to the Subaccount. Your Income Payments, after the first payment, will reflect the investment experience of the Subaccount. No minimum amount is guaranteed. Income Payments begin after the date we receive due proof of any Owner's death or a surrender. We will calculate your variable Income Payments in the manner described above under the "Benefits at Annuity Commencement Date" provision of this prospectus.

The following Optional Payment Plans are available under the contract:

Optional Payment Plans. The contract provides five Optional Payment Plans; all are available on a fixed basis. Optional Payment Plans 1 and 5 are available on a variable basis. If any payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Guaranteed amounts payable are determined assuming an interest rate of 3.5% compounded yearly. We may increase this rate and the amount of any payment. Following are explanations of the Optional Payment Plans available.

   Optional Payment Plan 1 -- Life Income with Period Certain. This option guarantees periodic payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. Payments are determined according to the table in the Monthly Income

   Benefit section of your contract. We determine the guaranteed amounts payable under the plan. The payee selects the designated period. If the payee dies during the minimum period, we may offer to pay the discounted sum of the remaining guaranteed payments in one payment.

   Optional Payment Plan 2 -- Income for a Fixed Period. This option guarantees periodic payments for a fixed period not longer than 30 years. Payments will be made in accordance with the table in your contract. If the payee dies, we may offer to pay the discounted amount of the remaining guaranteed payments in one payment.

   Optional Payment Plan 3 -- Income of a Definite Amount. This option provides for periodic payments of a definite amount to be paid. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If we increase the interest rate on amounts payable above the guaranteed rate, we will extend the payment period. If the payee dies, we may offer to pay the amount of the remaining proceeds with earned interest in one payment.

   Optional Payment Plan 4 -- Interest Income. This option provides for periodic payments of interest earned from the proceeds left with us. Payments will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one payment.

   Optional Payment Plan 5 -- Joint Life and Survivor Income. This option provides for us to make periodic payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we may offer to pay the discounted amount of the remaining payments for the 10-year period in one payment to the survivor's estate, unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant's death, on surrender, or on the contract's Annuity Commencement Date. Variable income payments will begin within 7 days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

All payments under Option Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If payments under Optional Payment Plans 2, Optional Payment 3 or Optional Payment 4 are variable income payments, and a request for redemption is received in good order, the payment will be made within 7 days in accordance with the "Surrenders and Partial Withdrawals" provision. If payments under Optional Payment Plans 2, Optional Payment 3 or Optional Payment 4 are fixed income payments, and a request for redemption is received in good order, the payment will generally be made within 7 days, however, some states require us to reserve the right to defer payments from the General Account for up to six months from the date we receive the request for payment.

FEDERAL INCOME TAX MATTERS

Introduction

This part of the prospectus discusses the federal income tax treatment of the contract. The federal income tax treatment of the contract is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances.

This discussion is general in nature and is not intended as tax advice. It does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of Non-Qualified Contracts

This part of the discussion describes some of the federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

Tax deferral on earnings. The federal income tax law does not tax any increase in an Owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

  . an individual must own the contract (or the tax law must treat the contract as owned by an individual);

  . the investments of the Variable Account must be "adequately diversified" in accordance with regulations of the Internal Revenue Service ("IRS"); and

  . the contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract generally pays tax each year on the annual increase in Contract Value over the annual Purchase Payments applied to the contract. Contracts issued to a corporation or a trust are examples of contracts where the Owner is currently taxed on the contract's earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural Owner (entity) is taxable on the annual increase in the Contract Value in excess of the Purchase Payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

Investments in the Variable Account must be diversified. For a contract to be treated as an annuity contract for federal income tax purposes, the investments of a separate account such as the Variable Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Variable Account are adequately diversified. If the Variable Account fails to comply with these diversification standards, the Owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated under the contract.

Although we do not control the investments of the Total Return Fund, we expect that the Total Return Fund will comply with IRS regulations so that the Variable Account will be considered "adequately diversified."

Age at which Income Payments must begin. Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments, of the contract's Purchase Payments paid and earnings. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial withdrawals and full surrender. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial withdrawal exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A full surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a full surrender, you will generally pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your Purchase Payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

It is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Minimum Income Payment feature of the contract, amounts attributable to the Market Value Adjustment feature, or to benefits under the Disability Benefit Rider Option.

Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) all or a portion of your Contract Value as a partial withdrawal or a full surrender, as the case may be.

Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract" (as defined above). In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

Taxation of Income Payments. The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your Income Payment.

Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the "investment in the contract." If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

If Optional Payment Plan 4 is selected, you will be taxed in the same manner as a full surrender of the contract. Interest credited under Optional Payment Plan 4, whether or not paid, will be included in the current income of the Owner of the contract. This treatment could also apply to Plan 3 depending on the relationship of the amount of the periodic payments to the period over which they are paid.

Taxation of Death Benefits. We may distribute amounts from your contract because of the death of an Owner, a Joint Owner, or if an Owner is a non-natural person, an Annuitant. The tax treatment of these amounts depends on whether the Owner, Joint Owner, or Annuitant dies before or after the contract's Annuity Commencement Date.

Before the contract's Annuity Commencement Date.

  . The Death Benefit is taxed in the same manner as Income Payments, if received under an Optional Payment Plan.

  . If not received under an Optional Payment Plan, the Death Benefit is taxed in the same manner as a surrender or a partial withdrawal depending on the manner in which the Death Benefit is paid.

After the contract's Annuity Commencement Date.

  . The Death Benefit is includible in income to the extent it exceeds the unrecovered "investment in the contract," provided the Death Benefit is received in accordance with the existing Optional Payment Plan. All Income Payments in excess of the unrecovered "investment in the contract" are includible in income.

The tax law imposes tax on a Death Benefit received in a lump sum to the extent that it exceeds the unrecovered "investment in the contract" at the time of payment.

Penalty taxes payable on partial withdrawals, surrender, or Income
Payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrender or Income Payments that:

  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

  . you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives of the taxpayer and his designated beneficiary; or

  . the beneficiary receives on or after the death of the Owner (or the Annuitant, if the Owner is not a natural person).

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Medicare Tax. Distributions from Non-Qualified Contracts will be considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, surrender, or partial withdrawal that you must include in income. For example:

  . if you purchase a contract offered by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or one of its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of these special rules are not clear. However, these rules could affect:

  . the amount of a surrender, partial withdrawal or Income Payment that you must include in income; and

  .  the amount that might be subject to a penalty tax.

Tax treatment of benefits provided by rider option. So long as you participate in the Annuity Cross Funding Program, the contract may be issued with certain riders, that provide benefits upon unemployment, disability, or death. These benefits include the waiver of Scheduled Installments relating to entitlement to Guaranteed Minimum Income Payments, and also certain increases in Income Payments that are calculated on the Annuity Commencement Date.

The tax treatment of these benefits is not clear in all instances. For example, while benefits attributable to the Unemployment Benefit Rider Option will be taxable, there is uncertainty regarding the amount and timing of the taxation of benefits under this rider. Benefits from this rider may be treated as taxable at the time Income Payments are received, or they may be treated as taxable upon the Annuity Commencement Date. Any amount treated as taxable upon the Annuity Commencement Date would increase the investment in the contract.

With respect to the Disability Benefit Rider Option and Joint Annuitant Life Benefit Rider Option, a portion of benefits may be excludable from income. There is uncertainty, however, regarding the scope of any available exclusion, as well as the time when any non-excludable benefits would be subject to tax.

We will report to you and to the IRS on Form 1099 that portion of any rider benefits which we believe is subject to tax.

Section 1035 exchanges. Under section 1035 of the Code, the exchange of one annuity contract (or a life insurance contract) for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract. We do not permit an owner to partially exchange this contract for another annuity contract.

If this contract has been purchased in whole or part by exchanging part of a life insurance or annuity contract, certain subsequent transactions may cause the IRS to retrospectively treat the partial Section 1035 exchange as taxable. We intend to administer the contract without regard to the partially exchanged funding contract and disclaim any responsibility for monitoring events that could cause the IRS to examine the completed partial Section 1035 exchange. Owners contemplating any transaction, involving this contract or a partially exchanged contract funding this contract, within 180 days of a partial Section 1035 exchange are strongly advised to consult a tax adviser.

Upon death of a non-spousal Joint Owner, the contract provides the surviving Joint Owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under section 1035.

Beginning in 2010, the owner may exchange the contract under Section 1035 of the Code for a long-term care contract. We believe that the provisions of the Pension Protection Act of 2006 establishing annuity to long-term care Section 1035 exchanges would permit the owner to exchange a portion of the contract to pay the annual or other periodic premium for a long-term care contract issued by us or another insurance company. The IRS has issued limited guidance on such transactions, including on the allocation of basis that would be required to effect them. It is possible that the IRS could take a narrow view of the 2006 legislation and under certain circumstances treat partial Section 1035 exchanges to pay long-term care premiums as taxable withdrawals from the contract. Currently, we do not permit an owner to partially exchange this contract to purchase a long-term care contract or pay long-term care premiums. If all or a portion of the contract is used to purchase long-term care insurance in a Section 1035 exchange, the amount so used representing income on the contract would not be tax-deductible as a medical expense and the amount so used representing investment in the contract may not be tax-deductible as a medical expense. Any owner contemplating the use of the contract to fund long-term care insurance or long-term care expenses should consult a tax adviser.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We do not currently offer all of the types of Qualified Contracts described, and may not offer them in the future. Prospective purchasers should contact our Home Office to learn of the availability of Qualified Contracts at any given time.

The federal income tax rules applicable to qualified plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified plan should obtain advice from a tax adviser.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its Death Benefit, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

Types of Qualified Contracts. At present, the contract may be used in conjunction with qualified corporate employee pension and profit-sharing plans ("401(a) plans"), including "401(k) plans," and qualified annuity plans ("403(a) plans"). The contract may also be used as or in conjunction with IRAs and Roth IRAs.

  . Traditional Individual Retirement Annuities (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

  . Roth IRAs permit certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

  . Traditional individual retirement accounts and Roth individual retirement accounts have the same contribution limits and tax treatment of distributions as the corresponding type of individual retirement annuity, discussed above. The contract may be owned by the custodian or trustee of an individual retirement account established for the benefit of the Annuitant. Only the owner, acting through its authorized representative(s), may exercise contract rights. When held by an individual retirement account, the contract is not issued as an individual retirement annuity or administered as such by us. Annuitants must look to the custodian or trustee, as contract owner, for satisfaction of their rights to benefits under the terms of the individual retirement account.

  . Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

  . 403(b) Plans allow employees of certain tax-exempt organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to a 10% IRS penalty tax. Under recent IRS regulations we are obligated to share information concerning certain contract transactions with the employer sponsoring the 403(b) plan in which the owner is participating and possibly other product providers. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that these transactions comply with applicable tax requirements and to decline requests that are not in compliance.

Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified plan, we will amend a contract as generally necessary to conform to the requirements of that type of plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting; funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals and repayments of partial withdrawals permitted under this contract may not qualify as a qualified plan loan.

If this contract is purchased as an investment of a qualified retirement plan, the Owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the Owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or other plan fiduciaries to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

IRAs and Roth IRAs. The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. The Code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in this contract comports with IRA qualification requirements. We may, however, endorse the contract to satisfy the IRA or Roth IRA qualification rules and submit the endorsed contract to the IRS for approval as to form. If you purchased the contract with such an endorsement, the accompanying disclosure statement will indicate the status of the endorsement's approval under the IRS IRA Prototype Program.

You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions.

The contract may also be held in an IRA custodial account or trust as an investment. In that event the custodian or trustee, with your cooperation, is responsible for satisfaction of the IRA qualification requirements. We have no responsibility beyond that pertaining to nonqualified contracts for contracts held in an IRA account or trust.

The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs and 403(b) plans may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs, SEPs or 403(b) plans. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA, SEP or 403(b) plan could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a Section 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

Guaranteed Minimum Income Payments. Distributions from Qualified Contracts generally must satisfy certain required "minimum distribution rules." It is unclear whether variable Income Payments subject to the contract's Guaranteed Minimum Income Payments feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a Qualified Contract, which could result in increased taxes to the Owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification. In addition, the Guaranteed Minimum Income Payments feature, as well as the optional riders, could increase the amount of the minimum required distribution that must be taken from your contract.

Treatment of Qualified Contracts compared with Non-Qualified
Contracts. Although some of the federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

  . the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

  . the Code does not limit the amount of Purchase Payments and the time at which Purchase Payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of Purchase Payments made to Qualified Contracts;

  . the Code does not allow a deduction for Purchase Payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for Purchase Payments made to a Qualified Contract.

The federal income tax rules applicable to qualified plans and Qualified Contracts vary with the type of plan and contract. For example, federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified plan and the circumstances of the plan participant, e.g., the participant's compensation.

Under most qualified retirement plans, the participant must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2 for Traditional IRAs and SEPs and for other Qualified Contracts, April 1 of the calendar year following the later of the calendar year in which the Owner attains age 70 1/2 or the calendar year in which the employee (except for a 5 percent owner) retires. Roth IRAs do not require any distributions during the Owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

When distributions are to be made for married participants under certain Qualified Contracts, the form of distribution may have to be a qualified joint and survivor annuity. The form of distribution can be altered only with receipt of consent of the spouse and the Annuitant.

Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase Payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you must include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified plans, such as an employer-sponsored retirement plan, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income Payment:

  .  received on or after the Owner reaches age 59 1/2;

  . received on or after the Owner's death or because of the Owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer; or

  . to the extent it does not exceed the amount allowable as a deduction to the Owner, amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Moving money from one Qualified Contract or qualified plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers.

The IRS has re-examined a longstanding interpretation of the IRA rollover rules. Beginning in 2015, an IRA owner may make only one rollover in a 12 month period to avoid being taxed on distributions received during that period from all of his or her IRAs (including Roth IRAs). The rule does not apply to direct transfers between IRA issuers or custodians. If you have received an IRA distribution and are contemplating making a rollover contribution, you should consult a tax adviser.

If you do not follow the applicable rules, you may suffer adverse federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified advisor before you move or attempt to move funds between any Qualified Contract or plan and another Qualified Contract or plan. If your contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

Direct rollovers. The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the Owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

IRA conversions:   If this contract is issued as an IRA, you may convert the
contract to a Roth IRA. If you do so, the fair market value of your contract will be treated as a distribution from your IRA. This fair market value will include the contracts cash value together with the actuarial value of certain benefit guarantees, such as certain death benefits. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations. The methodology followed is similar to that used to determine the actuarial value of such benefit guarantees for required minimum distribution purposes, as described above in the "Treatment of Qualified Contracts compared with Non-Qualified Contracts" section. We will determine and report the fair market value of your contract to you and the Internal Revenue Service to satisfy our reporting obligations using assumptions and calculation methodologies based on our interpretation of the Code. It is possible that, using different assumptions or methodologies, your actual tax liability would be more or less than the income reported by us. You should always consult a tax adviser before you convert an IRA to a Roth IRA.

Disclosure Pursuant to Code and ERISA Requirements. The ongoing fees and expenses of the contract and the charges you may pay when you surrender or take withdrawals from your contract, as well as the range of fees and expenses of the Total Return Fund that you will pay indirectly when your assets are allocated to the Total Return Fund, are discussed in the "Fee Tables" provision of the prospectus. More detail concerning the Total Return Fund's fees and expenses is included in its prospectus.

The Company may receive fees from the investment adviser or distributor of the Total Return Fund for certain administrative and other services we provide to you or to the Total Return Fund relating to the allocation of your assets to the Total Return Fund. Furthermore, the Company or our affiliate Capital Brokerage Corporation may receive Rule 12b-1 fees from the Total Return Fund or its distributor for distribution and related services. Additional information on the fees payable to the Company and Capital Brokerage Corporation by the Total Return Fund and its adviser and distributor is included in "The Subaccount and the Total Return Fund" provision of the prospectus.

When you purchase a contract through a broker-dealer, the broker-dealer is paid a commission and may be paid a separate marketing allowance. The maximum aggregate amount of such compensation is 10.6% of a contract owner's aggregate purchase payments. The broker-dealer firm generally pays a portion of such commission to its representative who assisted you with the purchase, and that amount will vary depending on the broker-dealer and the individual representative. The Company has no agreement with any broker-dealer or any representative of a broker-dealer that limits the insurance and investment products or other securities they offer to those issued by the Company.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal, surrender, or Income Payment, we will send you forms that explain the withholding requirements.

See the "Annuity Purchases by Nonresident Aliens and Foreign Corporations" section below for special withholding rules applicable to payees other than U.S. citizens or residents and to payments made overseas.

State Income Tax Withholding

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

Tax Status of the Company

Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Variable Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Variable Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Variable Account, we may impose a charge against the Variable Account to pay the taxes.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.



The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Definition of Spouse Under Federal Law

The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract's death benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers (and beneficiaries) that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Special withholding rules apply to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. We reserve the right to make all payments due to owners or beneficiaries directly to such persons and shall not be obligated to pay any foreign financial institution on behalf of any individual. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Changes in the Law

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Subaccount within 7 days after receipt at our Home Office of a request in good order for a partial withdrawal or surrender. We also will ordinarily make payment of lump sum Death Benefit proceeds from the Subaccount within 7 days from the receipt of due proof of death and all required forms. We will determine the payment amount as of the end of the Valuation Day during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay the death benefit in a lump sum, we will pay these proceeds to your designated beneficiary directly in the form of a check. We may also provide your designated beneficiary the option to establish an interest bearing draft account, called the "Secure Access Account," in the amount of the death benefit.

When establishing the Secure Access Account we will send the beneficiary a draft account book within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a draft for all or any part of the amount of the Death Benefit payable. Any interest credited to amounts in the Secure Access Account is currently taxable to the designated beneficiary.

The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account.

We require a positive election from the designated beneficiary to establish the Secure Access Account for the designated beneficiary. The Secure Access Account is not available in all states. We may discontinue offering the Secure Access Account at any time, for any reason and without notice.

We will delay making a payment from the Subaccount or applying Subaccount Value to a payment plan if:

   (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

      . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Variable Account's assets is not reasonably practicable);

      . the New York Stock Exchange is closed for other than a regular holiday or weekend;

      .  trading is restricted by the SEC; or

   (2) the SEC, by order, permits postponement of payment to protect our Owners.

We reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for a partial withdrawal or surrender for up to 6 months from the date we receive your payment request. We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block an Owner's account and thereby refuse any transfers into the Total Return Fund, request for surrenders, partial withdrawals, or death benefits, until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to government regulators.

SALES OF THE CONTRACTS

We have entered into an underwriting agreement with Capital Brokerage Corporation for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230. Capital Brokerage Corporation is not required to sell any specific number or dollar amount of contracts, but will use its best efforts to sell the contracts.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"), (formerly, the NASD, Inc.)

Capital Brokerage Corporation offers the contracts through registered representatives who are registered with FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.finra.org or by calling
800.289.9999. You can also obtain an investor brochure from FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We pay compensation to Capital Brokerage Corporation for promotion and sales of the contracts by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. The maximum commission we may pay is 12% of Purchase Payments received.

The maximum commission consists of three parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the contracts), commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your contract is employed ("selling firms") and an amount paid to the selling firm for marketing allowances and other payments related to the sale of the contract. Wholesalers with Capital Brokerage Corporation receive a maximum commission of 1.4% of Purchase Payments.

After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 9.6% of Purchase Payments. The exact amount of commission paid to the registered representative who sold you your contract is determined by the brokerage firm for whom the representative is employed.

All selling firms receive commissions as described above based on the sale and receipt of Purchase Payments in the contract. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid on the sale of a contract is 1.0% of Purchase Payments received. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, as well as receive payments from selling firms, for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the contract. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.

The commissions listed above are maximum commissions paid, and reflect situations where we pay a higher commission for a short period of time for a special promotion.

Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value, but indirectly through fees and charges imposed under the contracts.

All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract does not vary because of such payments to or from such selling firms. Some contracts, such as this contract, have rider options that have charges that vary based on certain underwriting criteria. Such factors include, but are not limited to: age, gender, and the coverage requested.

Even though your contract costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional cash or non-cash compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus a product with respect to which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements, which may be referred to as "revenue sharing arrangements," into account when considering and evaluating any recommendation relating to the contracts.


During 2017, 2016 and 2015, $37.6 million, $42.6 million and $50.1 million, respectively, was paid to Capital Brokerage Corporation for new purchase payments received. In 2017, 2016 and 2015, no underwriting commissions were paid to Capital Brokerage Corporation.


LEGAL PROCEEDINGS

We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships and securities lawsuits. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et al, in U.S. Bankruptcy Court, Southern District of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from the Company, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that we and other unrelated noteholders (the "Defendant Group") were not entitled to the amounts received. On June 28, 2016, the court granted our motion to dismiss. The court's order became final and appealable on January 24, 2017. LBSF filed a notice of appeal on February 6, 2017. We intend to vigorously defend the dismissal of the action.

The West Virginia treasurer's office sued us and one of our affiliates, as well as other life insurers licensed in West Virginia, regarding alleged violations of unclaimed property requirements for West Virginia policies. We elected to participate in the early alternative dispute resolution procedure outlined in the trial court's post remand case management order and a first meeting to mediate the matter was held on February 1, 2017. Additionally, other state regulators have made inquiries on this topic. In particular, we and certain of our affiliates are currently being examined by Delaware's Department of Finance, which has retained a third-party firm, Kelmar, to examine us, certain of our affiliates, and Genworth. There have been other inquiries on this topic from state regulators. We continue to cooperate with respect to these reviews, exams and investigations as appropriate.


In April 2017, we were named as a defendant in a putative class action lawsuit captioned Avazian, et al v. Genworth Life and Annuity Insurance Company, et al, in the United States District Court for the Central District of California. Plaintiff alleges breach of contract and breach of the covenant of good faith and fair dealing based upon our termination of plaintiff's life insurance policy for nonpayment of premium. Plaintiff alleges that the termination for nonpayment of premium failed to comply with certain notice requirements of the California Insurance Code and seeks certification as a California class action on behalf of all insureds and beneficiaries of life insurance policies issued or delivered by the Company in California before January 1, 2013 who lost either their coverage or their ability to make a claim because of the termination of their policies by the Company for nonpayment of premium, and further seeks unspecified damages, pre-judgment and post-judgment interest, punitive damages, fees, costs and such other relief as the court deems just and proper. On June 23, 2017, we filed a motion to dismiss the complaint. On
July 10, 2017, the plaintiff filed a notice of voluntary dismissal without prejudice. On July 12, 2017, the court ordered that this action and all claims therein, are dismissed in their entirety without prejudice. In August 2017, plaintiff re-filed a similar putative class action lawsuit, along with another plaintiff, Michael Torres, captioned Avazian, et al v. Genworth Life and Annuity Insurance Company, et al, in the Superior Court for the State of California, County of Los Angeles, naming the Company as a defendant. Plaintiffs allege similar causes of action as the previously dismissed lawsuit, and have added a claim for alleged violation of California Business and Professions Code. On August 31, 2017, we filed notice of the removal of this matter to the United States District Court for the Central District of California and, on October 6, 2017, filed a motion to dismiss the complaint. On December 4, 2017, the court granted our motion to dismiss the complaint. In January 2018, the parties agreed in principle to resolve the case for a de minimis amount.


At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Separate Account.

Although it is not anticipated that these developments will have a material adverse impact on the Separate Account, on our ability to meet our obligations under the contracts, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

ADDITIONAL INFORMATION

Owner Questions

The obligations to Owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid to:

                  Genworth Life and Annuity Insurance Company
                             Annuity New Business
                            6610 West Broad Street
                           Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires that we return your Purchase Payments, the amount of the refund you receive will equal your Contract Value and any rider Purchase Payments received plus any adjustments required by applicable law or regulation on the date we receive the contract plus or minus any applicable Market Value Adjustment, but without reduction for any surrender charge or access charge. If state law requires that we return your Purchase Payments, the amount of the refund will equal the Purchase Payments made less any partial withdrawals you previously made. In certain states, you may have more than 10 days to return the contract for a refund.

State Regulation

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

Evidence of Death, Age, Gender or Survival

We may require proof of the age, gender, death or survival of any person or persons before acting on any applicable contract provision.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Variable Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value, including your value in the Subaccount, the Immediate Installment Account and the Guarantee Account. The report also will show Purchase Payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund, as required by the 1940 Act. In addition, you will receive a written confirmation when you make Purchase Payments, transfers from either the Immediate Installment Account or Guarantee Account to the Subaccount, or take partial withdrawals.

Legal Matters

Certain matters regarding the offering of the securities herein will be passed upon by Michael D. Pappas, internal counsel for the Company (as to Virginia law and United States federal securities law matters).

Opinions may be issued in the future by counsel other than those listed above. The name of such counsel, other than those listed above will be included in a prospectus supplement.

Exemption to File Periodic Reports

The Company does not intend to file periodic reports required under the Securities Exchange Act of 1934 in reliance on the exemption provided by Rule 12h-7 thereunder.

Unclaimed Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

Where You Can Find More Information

This prospectus, which constitutes part of the registration statement, does not contain all the information set forth in the registration statement. Parts of the registration statement are omitted from this prospectus in accordance with the rules and regulations of the SEC.

The registration statement, including exhibits, contains additional relevant information about us. You can read and copy information we file at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of our documents upon payment of a duplicating fee, by writing the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Our filings are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC web site into this prospectus.)

APPENDIX

Annuity Cross Funding Program

The Annuity Cross Funding Program is not available for contracts issued on or after August 17, 2004.

What is the Annuity Cross Funding Program? This section of the prospectus describes the Annuity Cross Funding Program; a program which allowed the purchase of a flexible purchase payment variable deferred annuity contract issued by the Company and use it to make payments to this annuity contract. We refer to the program as the "Annuity Cross Funding Program" because you take Systematic Withdrawals from the flexible purchase payment variable deferred annuity (referred to as the "Funding Annuity") to make payments to this contract.

Under the contract offered by this prospectus, the maximum amount that can be allocated to the Subaccount is the Scheduled Installment due on each Monthly Due Date. The Annuity Cross Funding Program is designed to provide you with additional variable investment options in which to allocate assets.

How does the Annuity Cross Funding Program work? The Funding Annuity used in the Annuity Cross Funding Program must be issued on the same date this contract is issued. In addition, the Annuity Commencement Date for the Funding Annuity and the Annuity Commencement Date for this contract must be the same date and not later than the date shown on the contract data page when the contract is issued. You may not change the Annuity Commencement Date on this contract once the contract is issued. However, the terms of the Funding Annuity may allow you to change the Annuity Commencement Date, but, if you change the Annuity Commencement Date on the Funding Annuity after the date the contract is issued, you will lose your right to Guaranteed Minimum Income Payments on this contract because the Annuity Commencement Dates are no longer the same.

Currently the Annuity Cross Funding Program permits you to allocate contract value you have in the Funding Annuity to this contract as follows:

  . to the Subaccount in an amount not more than the Scheduled Installment amount; (you may request that monthly Scheduled Installments be made by a series of automatic monthly transfers); or

  . to the Immediate Installment Account in an amount greater than 6 Scheduled Purchase Payments.

You may not allocate Contract Value from the Funding Annuity to the Guarantee Account of this contract without our prior approval. You may not purchase the optional riders under this contract if you elect to participate in the Annuity Cross Funding Program.

There is no charge for participating in the Annuity Cross Funding Program. The Annuity Cross Funding Program will terminate automatically when the Systematic Withdrawals from the Funding Annuity cause the Contract Value in the Funding Annuity to be less than $100. You may discontinue the Annuity Cross Funding Program at any time by notifying us in writing at our Home Office. Discontinuing the Annuity Cross Funding Program could cause you to lose your guarantee under this contract if Scheduled Purchase Payments are not completed under the terms of this annuity contract. Once you discontinue participation in the Annuity Cross Funding Program, you may not reinstate it.

The actual performance of a Funding Annuity may directly affect the amount of purchase payments that must be allocated to a Funding Annuity in order to make all required Scheduled Installments for this annuity contract. If the Subaccounts of the Funding Annuity in which assets are allocated do not perform as anticipated, it may be necessary to make additional purchase payments to either the Funding Annuity or this annuity so that the right to Guaranteed Minimum Income Payments upon annuitization is not lost.

Funding Annuities are offered by separate prospectuses. Only variable annuity contracts issued by us or one of our affiliated companies and offered for use in an Annuity Cross Funding Program could be purchased as a Funding Annuity. The Funding Annuity is not offered by this prospectus. The Funding Annuity is no longer offered and the Annuity Cross Funding Program is not available for Contracts issued on or after August 17, 2004.

Funding Annuities are variable annuity contracts that may involve investment risk. As with other variable annuity contracts, amounts allocated to variable investment options under the Funding Annuity involve investment risk and you may lose some or all of such amounts, including amounts you may intend to transfer from the Funding Annuity to the Subaccount in the future to satisfy Scheduled Installment requirements. Funding Annuities may not offer guaranteed investment options, and the ability to transfer contract value from the Funding Annuity to the Guarantee Account or Immediate Installment Account under this contract may be subject to restrictions and/or limitations.

Annuity Cross Funding Program -- tax treatment of the annuity contracts. Under an Annuity Cross Funding Program we will treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for federal tax purposes only if this contract and the Funding Annuity each satisfy certain requirements upon issue. Our ability to continue to treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for federal tax purposes may be adversely affected if certain changes are made to either contract after issue. Changing the Annuity Commencement Date for the Funding Annuity once an Annuity Cross Funding Program has begun may have adverse tax consequences, and you should consult a tax adviser before making any such change. In addition, you should carefully consider your ability to make additional purchase payments, if necessary, with respect to the Funding Annuity. Changing the Annuity Commencement Date on the Funding Annuity will also cause you to lose your right to Guaranteed Minimum Income Payments under this contract.

Both contracts must have the same Owner, Joint Owner if any, and Annuitant (as well as Joint Annuitant, if any). The Beneficiaries need not be the same. Changing an Owner, Annuitant, or Beneficiary, if permitted by the contract, may have adverse tax consequences. You should consult a tax adviser before making such a change.

This contract permits you for a limited period to return it for a refund as described under the "Return Privilege" section of this prospectus. Funding Annuities may also provide a return privilege. You may choose to return either the Funding Annuity Contract, this contract, or both contracts in accordance with the applicable return privilege.

Returning either this contract or the Funding Annuity Contract in accordance with the applicable return privilege without also returning the other contract may result in adverse tax consequences and you should consult a tax adviser before returning only one contract.

Transfers from this annuity to the Funding Annuity are not permitted. Transfers may be permitted from the Funding Annuity to this contract. Amounts may be transferred from the Funding Annuity to repay amounts withdrawn from the Subaccount under this contract. Amounts transferred from the Funding Annuity to this annuity are not subject to surrender charges under the Funding Annuity, but amounts surrendered or partially withdrawn from the Funding Annuity may be subject to surrender charges. In addition, while surrender charges applicable to a Funding Annuity may decline over a certain period, amounts transferred from the Funding Annuity to this annuity may be subject to surrender charges and/or a Market Value Adjustment (which may be positive or negative) upon a partial withdrawal or surrender from this annuity. The surrender charge applicable to amounts transferred to this annuity may be higher than those applicable to such amounts had they remained invested in the Funding Annuity; Market Value Adjustments applicable to amounts transferred to the Immediate Installment Account may not have been applicable to such amounts had they remained invested in the Funding Annuity.

If you request a partial withdrawal or surrender while participating in an Annuity Cross Funding Program, you must designate whether the partial withdrawal or surrender is to be made from the Funding Annuity or this annuity. Surrender charges and any other applicable charges will be assessed according to the provisions of the contract from which the partial withdrawal or surrender is made and as disclosed in the prospectus for that contract. You should be aware that the tax treatment of partial withdrawals or surrenders from either this contract or the Funding Annuity will be affected by partial withdrawals or surrenders, as well as gains or losses with respect to the other contract. You should consult a tax adviser before requesting partial withdrawals or surrenders from this contract or the Funding Annuity while participating in an Annuity Cross Funding Program.

Death Benefits will be calculated and paid separately in accordance with the provisions of this contract or the Funding Annuity as the case may be, and as disclosed in the prospectus for the respective contract.

Income Payments will be calculated and paid in accordance with the provisions of this contract and the Funding Annuity (including the respective annuity tables of such contracts) and the provisions of the respective prospectuses for and administrative procedures applicable to each such contract. However, this contract and the Funding Annuity will be aggregated and treated as one contract for purposes of the tax treatment of such Income Payments. You should consult a tax adviser before requesting Income Payments to start under this contract and/or the Funding Annuity and before commuting any such Income Payments before the payment date for such payment.

This discussion of the Annuity Cross Funding Program does not attempt to address the tax and other treatment of every transaction that could be effected under this contract or a Funding Annuity in connection with an Annuity Cross Funding Program. You should consult a tax adviser before you purchase this contract and/or the Funding Annuity in connection with an Annuity Cross Funding Program.

Taxation of cross funded annuity contracts. You may authorize partial withdrawals from a Funding Annuity to be applied to satisfy the Scheduled Installments into this annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transactions to the IRS on the basis that:

   (1) this annuity and the Funding Annuity will be aggregated and treated as a single annuity contract for tax purposes;

   (2) amounts transferred from the Funding Annuity to this annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single deferred variable annuity contract;

   (3) if amounts are distributed from either this annuity or the Funding Annuity before the Annuity Commencement Date, such amounts will be taxed to the extent there is any aggregate gain in this contract and the Funding Annuity; and

   (4) distributions from this annuity and the Funding Annuity beginning on the Annuity Commencement Date will be aggregated and taxed on a pro rata basis.

A portion of each aggregate distribution on or after the Annuity Commencement Date (provided such date is a date at least 10 years from the date the contracts were issued) will be treated as a non-taxable return of the aggregate investment in this annuity and the Funding Annuity and the remaining portion of such aggregate distribution will be treated as taxable, until all such aggregate investment in this annuity and the Funding Annuity has been recovered. After that, all distributions from this annuity and the Funding Annuity will be fully taxable.

For Non-Qualified Contracts, if the Annuity Commencement Date of the Funding Annuity is changed so that this annuity and the Funding Annuity have different Annuity Commencement Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

Except as otherwise required by law, transfers of assets between contracts with different Annuity Commencement Dates and different withdrawals of assets from such contracts will be treated as taxable withdrawals, with gain determined on an aggregate basis in accordance with Code Section 72(e)(11).

TABLE OF CONTENTS

Statement of Additional Information


                                                               Page
The Company................................................... B-3

The Variable Account.......................................... B-4

The Contracts................................................. B-4
   Net Investment Factor...................................... B-4

Termination of Participation Agreement........................ B-4

Calculation of Performance Data............................... B-5
   The Subaccount Investing in the Total Return Fund.......... B-5
   Other Performance Data..................................... B-5

Tax Matters................................................... B-5
   Taxation of Genworth Life and Annuity Insurance Company.... B-5
   IRS Required Distributions................................. B-6

General Provisions............................................ B-6
   Using the Contracts as Collateral.......................... B-6
   The Beneficiary............................................ B-6
   Non-Participating.......................................... B-6
   Incontestability........................................... B-6
   Misstatement of Age or Gender.............................. B-6
   Statement of Values........................................ B-7
   Trust as Owner or Beneficiary.............................. B-7
   Written Notice............................................. B-7

Legal Developments Regarding Employment-Related Benefit Plans. B-7

Regulation of Genworth Life and Annuity Insurance Company..... B-7

Experts....................................................... B-7

Financial Statements.......................................... B-7


                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Variable Account is available free by writing us at the address below or by calling 800.352.9910.

Genworth Life and Annuity Insurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Variable Account, Contract Form P1161 3/01, to:

Name ___________________________________________________________________________

Address ________________________________________________________________________
                                          Street

________________________________________________________________________________
         City                 State                                    Zip

Signature of Requestor _________________________________________________________
                                                 Date

                    Statement of Additional Information For
        Scheduled Purchase Payment Variable Deferred Annuity Contracts

                                Form P1161 3/01

                                  Issued by:
                  Genworth Life and Annuity Insurance Company
                 Genworth Life & Annuity VA Separate Account 1
                            6610 West Broad Street
                           Richmond, Virginia 23230
                        Telephone Number: 800.352.9910

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2018, for the Scheduled Purchase Payment Variable Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 1. The terms used in the current prospectus for the Scheduled Purchase Payment Variable Deferred Annuity Contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:

Call:      800.352.9910

Or write:  Genworth Life and Annuity Insurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative.


The date of this Statement of Additional Information is May 1, 2018.

TABLE OF CONTENTS


The Company................................................... B-3

The Variable Account.......................................... B-4

The Contracts................................................. B-4
   Net Investment Factor...................................... B-4

Termination of Participation Agreement........................ B-4

Calculation of Performance Data............................... B-5
   The Subaccount Investing in the Total Return Fund.......... B-5
   Other Performance Data..................................... B-5

Tax Matters................................................... B-5
   Taxation of Genworth Life and Annuity Insurance Company.... B-5
   IRS Required Distributions................................. B-6

General Provisions............................................ B-6
   Using the Contracts as Collateral.......................... B-6
   The Beneficiary............................................ B-6
   Non-Participating.......................................... B-6
   Incontestability........................................... B-6
   Misstatement of Age or Gender.............................. B-6
   Statement of Values........................................ B-7
   Trust as Owner or Beneficiary.............................. B-7
   Written Notice............................................. B-7

Legal Developments Regarding Employment-Related Benefit Plans. B-7

Regulation of Genworth Life and Annuity Insurance Company..... B-7

Experts....................................................... B-7

Financial Statements.......................................... B-7

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").


On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. ("the Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock for a total transaction value of approximately $2.7 billion, or $5.43 per share in cash. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement.

Genworth and China Oceanwide continue to work towards satisfying the closing conditions of their proposed transaction as soon as possible. To date, Genworth has announced approvals from the Virginia State Corporation Commission Bureau of Insurance, the North Carolina Department of Insurance, the South Carolina Department of Insurance and the Vermont Insurance Division. In February 2018, Genworth and China Oceanwide re-filed their joint voluntary notice with the Committee on Foreign Investment in the United States ("CFIUS"). In that filing, Genworth provided an additional mitigation approach to further protect the personal data of Genworth policyholders and customers in the United States, the structure of which includes the participation of a leading U.S. third-party data administrator. On April 24, 2018, Genworth and China Oceanwide reported that they withdrew and re-filed their joint voluntary notice with CFIUS to provide CFIUS additional time to review and discuss the proposed transaction. In connection with this re-filing, CFIUS has agreed to proceed directly to the 45-day investigation period following a one-day review period.

Genworth and China Oceanwide are fully committed to developing an acceptable solution with CFIUS; however, there can be no assurance that CFIUS will ultimately agree to clear the transaction between Genworth and China Oceanwide on terms acceptable to the parties or at all. In addition to approval and clearance by CFIUS, the closing of the proposed transaction remains subject to the receipt of required regulatory approvals in the U.S., China, and other international jurisdictions and other closing conditions. Genworth and China Oceanwide also continue to be actively engaged with the other relevant regulators regarding the pending applications.

On March 27, 2018, Genworth, the Parent and Merger Sub entered into another waiver and agreement pursuant to which Genworth and the Parent each agreed to waive until July 1, 2018 its right to terminate the Merger Agreement and abandon the merger in accordance with the terms of the Merger Agreement. This was the fourth waiver and agreement extension, which extended the previous deadline of April 1, 2018. In addition, Genworth and the Parent acknowledged that the Merger Agreement may be terminated, and the merger abandoned, at any time prior to July 1, 2018 by the board of directors of either Genworth or the Parent, if CFIUS notifies Genworth, the Parent and Merger Sub that it has completed its review of the merger and the mitigation proposals presented by the parties, and intends to recommend that the President of the United States of America act to suspend or prohibit the merger or any of the other transactions contemplated by the Merger Agreement. Genworth and China Oceanwide remain committed to satisfying the closing conditions under the Merger Agreement as soon as possible.


We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are a subsidiary of Genworth, a financial services company dedicated to helping meet the homeownership and long-term care needs of our customers. We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. Life Insurance. Our principal products in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

     In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of our offerings for traditional life insurance and fixed annuity products. We, however, continue to service our existing retained and reinsured blocks of business.

  . Runoff. Our Runoff segment includes the results of non-strategic products that are no longer actively sold. Our non-strategic products primarily include our variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of funding agreements and funding agreements backing notes. Most of our variable annuities include guaranteed minimum death benefits. Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. We no longer offer retail and group variable annuities but continue to accept purchase payments on and service our existing block of business. We also no longer offer variable life insurance policies but we continue to service existing policies.

We also have Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.

We do business in all states, except New York, the District of Columbia and Bermuda.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

The Variable Account

In accordance with the board resolution establishing the Variable Account, such Variable Account will be divided into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, managed separate account and/or other portfolios (the " Eligible Portfolios"), and net purchase payments under the contracts shall be allocated to the one or more Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

The Contracts

Net Investment Factor

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The net investment factor of the Subaccount for a Valuation Period is (a) divided by (b) minus (c) where:

   (a) is the result of:

      (1) the value of the assets of the Subaccount at the end of the preceding Valuation Period; plus

      (2) the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) any amount charged against the Subaccount for taxes; this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; and

   (b) is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge and the administrative expense charge. This factor is shown in your contract.

We will value the Subaccount's assets at fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

Termination of Participation Agreement

The participation agreement pursuant to which the State Street Variable Insurance Series Funds, Inc. -- Total Return Fund ("Total Return Fund") sells its shares to the Variable Account contains a provision regarding the circumstances in which the agreement may be terminated. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days' advance written notice to the other, unless a shorter time is agreed upon by the parties.

Calculation of Performance Data

From time to time, we may disclose total return and other performance data for the Subaccount pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The calculations of total return and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range generally from 0% to 3.5% of Purchase Payments and are generally based on the rules of the state in which you reside.

The Subaccount Investing in the Total Return Fund

Standardized Total Return. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccount for various periods of time including 1 year, 5 years, and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that began before the contract was available, performance data will be based on the performance of the Total Return Fund adjusted for the level of the Variable Account and contract charges currently in effect for this contract. Average annual total return will be calculated using Subaccount unit values.

We calculate the unit value for each Valuation Period based on the performance of the Subaccount investing in each class of the Total Return Fund, after deductions for the charges and expenses of the Total Return Fund, the administrative expense charge (deducted daily at an effective annual rate of 0.15% of your assets in the Variable Account), the mortality and expense risk charge (deducted daily at an effective annual rate of 1.35% of your assets in the Variable Account) and $1,968.00 for all of the available rider options.

Total return does not consider the deduction of any premium taxes.

Total return will then be calculated according to the following formula:

TR = (ERV/P)/1/N/ - 1

where:

TR   =   the average annual total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

Past performance is not a guarantee of future results.

The Total Return Fund has provided the price information used to calculate the adjusted historical performance of the Subaccount; we have not independently verified such information.

Other Performance Data

We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) - 1

where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Other non-standardized quotations of the Total Return Fund performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Total Return Fund performance with standardized performance quotations.

Tax Matters

Taxation of Genworth Life and Annuity Insurance Company

We do not expect to incur any Federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the "Federal Income Tax Matters" section of the prospectus.) Based upon these expectations, no charge is being made currently to the Variable Account for Federal income taxes. We will periodically review the question of a charge to the Variable

Account for Federal income taxes related to the Variable Account. Such a charge may be made in future years if we believe that we may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Variable Account may be made.

IRS Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

   (a) if any Owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

   (b) if any Owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that Owner's death; or

      (2) as income payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

The "designated beneficiary" generally is the person who will be treated as the sole Owner of the contract following the death of the Owner, Joint Owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent and a Joint Owner, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any Owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an Owner for purposes of these rules.

Contracts issued as Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other rules apply to contracts issued as Qualified Contracts.

General Provisions

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a Beneficiary may be affected by an assignment. The basic benefits of the contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments. See the "Federal Income Tax Matters" provision of this prospectus.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Home Office. If you do, any Death Benefit will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you otherwise request.

Non-Participating

The contract is non-participating. No dividends are payable.

Incontestability

We will not contest the contract except as provided in any rider.

Misstatement of Age or Gender

If the Annuitant's age or gender, if applicable, was misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after the report date. The statement will show Contract Value, Purchase Payments, and charges made during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and the Annuitant's full name must be included.

We will send all notices to the Owner at the last known address on file with the Company.

Legal Developments Regarding Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

Regulation of Genworth Life and Annuity Insurance Company

Besides Federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia, Bermuda, and all states, except New York.

Experts


The consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, and the financial statements of the Subaccounts which comprise the Variable Account as of December 31, 2017 and for the periods indicated, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


The business address for KPMG LLP is 1021 East Cary Street, Suite 2000, Richmond, Virginia 23219.

Financial Statements

The Statement of Additional Information contains the consolidated financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company") and financial statements of the Variable Account. You should distinguish the consolidated financial statements of the Company from the financial statements of the Variable Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Variable Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             Financial Statements

                         Year ended December 31, 2017

    (With Report of Independent Registered Public Accounting Firm Thereon)

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               Table of Contents

                         Year ended December 31, 2017

                                                                            Page
                                                                            -----
Report of Independent Registered Public Accounting Firm....................   F-1

Statements of Assets and Liabilities.......................................   F-6

Statements of Operations...................................................  F-18

Statements of Changes in Net Assets........................................  F-30

Notes to Financial Statements..............................................  F-64

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of Genworth Life and Annuity Insurance Company and Contract Owners of Genworth Life & Annuity VA Separate Account 1:

Opinion on the Financial Statements

   We have audited the accompanying statement of assets and liabilities of the subaccounts listed in the Appendix that comprise the Genworth Life & Annuity VA Separate Account 1 (the Separate Account) as of December 31, 2017, the related statements of operations for the year or period listed in the Appendix and changes in net assets for the years or period listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2017, the results of its operations for the year or period listed in the Appendix, changes in its net assets for the years or period listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

   These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

   We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account's auditor since 1996.

Richmond, Virginia
April 20, 2018

                                   Appendix

   Statement of assets and liabilities as of December 31, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

AB Variable Products Series Fund, Inc.
   AB Balanced Wealth Strategy Portfolio -- Class B
   AB Global Thematic Growth Portfolio -- Class B
   AB Growth and Income Portfolio -- Class B
   AB International Value Portfolio -- Class B
   AB Large Cap Growth Portfolio -- Class B
   AB Small Cap Growth Portfolio -- Class B
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
   Invesco V.I. American Franchise Fund -- Series I shares
   Invesco V.I. American Franchise Fund -- Series II shares
   Invesco V.I. Comstock Fund -- Series II shares
   Invesco V.I. Core Equity Fund -- Series I shares
   Invesco V.I. Equity and Income Fund -- Series II shares
   Invesco V.I. Global Real Estate Fund -- Series II shares
   Invesco V.I. Government Securities Fund -- Series I shares
   Invesco V.I. International Growth Fund -- Series II shares
   Invesco V.I. Managed Volatility Fund -- Series I shares
   Invesco V.I. Technology Fund -- Series I shares
   Invesco V.I. Value Opportunities Fund -- Series II shares
American Century Variable Portfolios II, Inc.
   VP Inflation Protection Fund -- Class II
American Century Variable Portfolios, Inc.
   VP Income & Growth Fund -- Class I
   VP International Fund -- Class I
   VP Ultra(R) Fund -- Class I
   VP Value Fund -- Class I
BlackRock Variable Series Funds, Inc.
   BlackRock Advantage U.S. Total Market V.I. Fund -- Class III Shares /(1)/ BlackRock Basic Value V.I. Fund -- Class III Shares
   BlackRock Global Allocation V.I. Fund -- Class III Shares
   BlackRock Large Cap Focus Growth V.I. Fund -- Class III Shares /(1)/ Deutsche Variable Series I
   Deutsche Capital Growth VIP -- Class B Shares
Deutsche Variable Series II
   Deutsche CROCI(R) U.S. VIP -- Class B Shares /(1)/
   Deutsche Small Mid Cap Value VIP -- Class B Shares
Dreyfus
   Dreyfus Investment Portfolios MidCap Stock Portfolio -- Initial Shares Dreyfus Variable Investment Fund -- Government Money Market Portfolio /(1)/ The Dreyfus Sustainable U.S. Equity Portfolio, Inc. -- Initial Shares /(1)/
Eaton Vance Variable Trust
   VT Floating-Rate Income Fund
Federated Insurance Series
   Federated High Income Bond Fund II -- Primary Shares
   Federated High Income Bond Fund II -- Service Shares
   Federated Kaufmann Fund II -- Service Shares
   Federated Managed Tail Risk Fund II -- Primary Shares
   Federated Managed Volatility Fund II

Fidelity(R) Variable Insurance Products Fund
   VIP Asset Manager/SM/ Portfolio -- Initial Class
   VIP Asset Manager/SM/ Portfolio -- Service Class 2
   VIP Balanced Portfolio -- Service Class 2
   VIP Contrafund(R) Portfolio -- Initial Class
   VIP Contrafund(R) Portfolio -- Service Class 2
   VIP Dynamic Capital Appreciation Portfolio -- Service Class 2
   VIP Equity-Income Portfolio -- Initial Class
   VIP Equity-Income Portfolio -- Service Class 2
   VIP Growth & Income Portfolio -- Initial Class
   VIP Growth & Income Portfolio -- Service Class 2
   VIP Growth Opportunities Portfolio -- Initial Class
   VIP Growth Opportunities Portfolio -- Service Class 2
   VIP Growth Portfolio -- Initial Class
   VIP Growth Portfolio -- Service Class 2
   VIP Investment Grade Bond Portfolio -- Service Class 2
   VIP Mid Cap Portfolio -- Initial Class
   VIP Mid Cap Portfolio -- Service Class 2
   VIP Overseas Portfolio -- Initial Class
   VIP Value Strategies Portfolio -- Service Class 2
Franklin Templeton Variable Insurance Products Trust
   Franklin Founding Funds Allocation VIP Fund -- Class 2 Shares
   Franklin Income VIP Fund -- Class 2 Shares
   Franklin Large Cap Growth VIP Fund -- Class 2 Shares
   Franklin Mutual Shares VIP Fund -- Class 2 Shares
   Templeton Foreign VIP Fund -- Class 1 Shares
   Templeton Foreign VIP Fund -- Class 2 Shares
   Templeton Global Bond VIP Fund -- Class 1 Shares
   Templeton Growth VIP Fund -- Class 2 Shares
Goldman Sachs Variable Insurance Trust
   Goldman Sachs Government Money Market Fund -- Service Shares /(1)/ Goldman Sachs Large Cap Value Fund -- Institutional Shares
   Goldman Sachs Mid Cap Value Fund -- Institutional Shares
JPMorgan Insurance Trust
   JPMorgan Insurance Trust Core Bond Portfolio -- Class 1
   JPMorgan Insurance Trust Mid Cap Value Portfolio -- Class 1
   JPMorgan Insurance Trust Small Cap Core Portfolio -- Class 1
   JPMorgan Insurance Trust U.S. Equity Portfolio -- Class 1
Janus Aspen Series
   Janus Henderson Balanced Portfolio -- Institutional Shares /(1)/
   Janus Henderson Balanced Portfolio -- Service Shares /(1)/
   Janus Henderson Enterprise Portfolio -- Institutional Shares /(1)/ Janus Henderson Enterprise Portfolio -- Service Shares /(1)/
   Janus Henderson Flexible Bond Portfolio -- Institutional Shares /(1)/ Janus Henderson Forty Portfolio -- Institutional Shares /(1)/
   Janus Henderson Forty Portfolio -- Service Shares /(1)/
   Janus Henderson Global Research Portfolio -- Institutional Shares /(1)/ Janus Henderson Global Research Portfolio -- Service Shares /(1)/
   Janus Henderson Global Technology Portfolio -- Service Shares /(1)/ Janus Henderson Overseas Portfolio -- Institutional Shares /(1)/
   Janus Henderson Overseas Portfolio -- Service Shares /(1)/
   Janus Henderson Research Portfolio -- Institutional Shares /(1)/
   Janus Henderson Research Portfolio -- Service Shares /(1)/

Legg Mason Partners Variable Equity Trust
   ClearBridge Variable Aggressive Growth Portfolio -- Class II
   ClearBridge Variable Dividend Strategy Portfolio -- Class I
   ClearBridge Variable Dividend Strategy Portfolio -- Class II
   ClearBridge Variable Large Cap Value Portfolio -- Class I
MFS(R) Variable Insurance Trust
   MFS(R) Investors Trust Series -- Service Class Shares
   MFS(R) New Discovery Series -- Service Class Shares
   MFS(R) Total Return Series -- Service Class Shares
   MFS(R) Utilities Series -- Service Class Shares
MFS(R) Variable Insurance Trust II
   MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class Shares MFS(R) Strategic Income Portfolio -- Service Class Shares
Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Non-Service Shares
   Oppenheimer Capital Appreciation Fund/VA -- Service Shares
   Oppenheimer Conservative Balanced Fund/VA -- Non-Service Shares
   Oppenheimer Conservative Balanced Fund/VA -- Service Shares
   Oppenheimer Discovery Mid Cap Growth Fund/VA -- Non-Service Shares Oppenheimer Discovery Mid Cap Growth Fund/VA -- Service Shares
   Oppenheimer Global Fund/VA -- Service Shares
   Oppenheimer Global Strategic Income Fund/VA -- Non-Service Shares
   Oppenheimer Main Street Fund/VA -- Service Shares
   Oppenheimer Main Street Small Cap Fund(R)/VA -- Service Shares
   Oppenheimer Total Return Bond Fund/VA -- Non-Service Shares /(1)/
PIMCO Variable Insurance Trust
   All Asset Portfolio -- Advisor Class Shares
   Foreign Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class Shares High Yield Portfolio -- Administrative Class Shares
   Long-Term U.S. Government Portfolio -- Administrative Class Shares
   Low Duration Portfolio -- Administrative Class Shares
   Total Return Portfolio -- Administrative Class Shares
Rydex Variable Trust
   NASDAQ -- 100(R) Fund
State Street Variable Insurance Series Funds, Inc.
   Income V.I.S. Fund -- Class 1 Shares /(1)/
   Premier Growth Equity V.I.S. Fund -- Class 1 Shares /(1)/
   Real Estate Securities V.I.S. Fund -- Class 1 Shares /(1)/
   S&P 500(R) Index V.I.S. Fund -- Class 1 Shares /(1)/
   Small-Cap Equity V.I.S. Fund -- Class 1 Shares /(1)/
   Total Return V.I.S. Fund -- Class 1 Shares /(1)/
   Total Return V.I.S. Fund -- Class 3 Shares /(1)/
   U.S. Equity V.I.S. Fund -- Class 1 Shares /(1)/
The Alger Portfolios
   Alger Large Cap Growth Portfolio -- Class I-2 Shares
   Alger Small Cap Growth Portfolio -- Class I-2 Shares
The Prudential Series Fund
   Jennison 20/20 Focus Portfolio -- Class II Shares
   Jennison Portfolio -- Class II Shares
   Natural Resources Portfolio -- Class II Shares
   SP International Growth Portfolio -- Class II Shares
   SP Prudential U.S. Emerging Growth Portfolio -- Class II Shares
Wells Fargo Variable Trust
   Wells Fargo VT Omega Growth Fund -- Class 2

   Statement of assets and liabilities as of December 31, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended December 31, 2017 and the period from April 29, 2016 (inception) to December 31, 2016.

Columbia Funds Variable Series Trust II
   Columbia Variable Portfolio -- Select International Equity Fund -- Class 2 Variable Portfolio -- Loomis Sayles Growth Fund -- Class 1

   Statement of assets and liabilities as of December 31, 2017, the related statement of operations for the period from January 1, 2017 to May 19, 2017 (closure), and the statements of changes in net assets for the period from January 1, 2017 to May 19, 2017 (closure) and the year ended December 31, 2016.

JPMorgan Insurance Trust
   JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- Class 1

   Statement of assets and liabilities as of December 31, 2017, the related statement of operations for the period from January 1, 2017 to April 28, 2017 (closure), and the statements of changes in net assets for the period from January 1, 2017 to April 28, 2017 (closure) and the year ended December 31, 2016.

State Street Variable Insurance Series Funds, Inc.
   Core Value Equity V.I.S. Fund -- Class 1 Shares /(1)/

/(1)/See Note 1 to the financial statements for the former name of the subaccount.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                     Statements of Assets and Liabilities

                               December 31, 2017


                                                               AB Variable Products Series Fund, Inc.
                                                        ----------------------------------------------------
                                                             AB           AB
                                                          Balanced      Global         AB           AB
                                                           Wealth      Thematic    Growth and  International
                                                          Strategy      Growth       Income        Value
                                          Consolidated  Portfolio -- Portfolio -- Portfolio -- Portfolio --
                                             Total        Class B      Class B      Class B       Class B
------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)      $5,580,247,779  $15,314,078   $5,052,101  $44,852,970   $37,414,098
Dividend receivable                             868,122           --           --           --            --
Receivable for units sold                        85,644           --           --           --            --
Total assets                              5,581,201,545   15,314,078    5,052,101   44,852,970    37,414,098

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                       255,474          752          221        1,904         1,746
Payable for units withdrawn                   2,524,606        4,086          508        3,867        11,743
Total liabilities                             2,780,080        4,838          729        5,771        13,489

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                       4,978,788,857   13,925,903    5,044,968   44,607,018    35,789,351
Variable annuity contract owners in the
annuitization period                        599,632,608    1,383,337        6,404      240,181     1,611,258
Net assets                               $5,578,421,465  $15,309,240   $5,051,372  $44,847,199   $37,400,609

Investments in securities at cost        $4,848,266,317  $14,503,720   $3,743,737  $31,607,154   $31,566,253
Shares outstanding                                         1,305,548      172,721    1,364,141     2,316,662





                                            AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
                                         ---------------------------------------------------------------------------------
                                             Invesco          Invesco         Invesco          Invesco
                                               V.I.            V.I.             V.I.            V.I.           Invesco
                                              Global        Government     International       Managed          V.I.
                                           Real Estate      Securities         Growth        Volatility      Technology
                                             Fund --          Fund --         Fund --          Fund --         Fund --
                                         Series II shares Series I shares Series II shares Series I shares Series I shares
--------------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)              $238,583          $5,586      $51,660,000             $--             $--
Dividend receivable                                    --              --               --              --              --
Receivable for units sold                              --              --               --              --              --
Total assets                                      238,583           5,586       51,660,000              --              --

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                              12              --            2,383              --              --
Payable for units withdrawn                             8               1           10,764              --              --
Total liabilities                                      20               1           13,147              --              --

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                               158,883           5,585       49,541,941              --              --
Variable annuity contract owners in the
annuitization period                               79,680              --        2,104,912              --              --
Net assets                                       $238,563          $5,585      $51,646,853             $--             $--

Investments in securities at cost                $223,596          $5,799      $42,747,876             $--             $--
Shares outstanding                                 14,151             490        1,313,501              --              --

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

  AB Variable Products
Series Fund, Inc. (continued)          AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
----------------------------------------------------------------------------------------------------------------
                                  Invesco         Invesco                           Invesco         Invesco
     AB             AB             V.I.             V.I.           Invesco           V.I.             V.I.
 Large Cap      Small Cap        American         American           V.I.            Core          Equity and
   Growth         Growth         Franchise       Franchise         Comstock         Equity           Income
Portfolio --   Portfolio --       Fund --         Fund --          Fund --          Fund --         Fund --
  Class B        Class B      Series I shares Series II shares Series II shares Series I shares Series II shares
----------------------------------------------------------------------------------------------------------------

 $22,322,164     $6,564,952       $22,479,960       $5,477,088      $29,347,602     $94,293,944      $21,686,896
          --             --                --               --               --              --               --
          --             --                --               --               --              --               --
  22,322,164      6,564,952        22,479,960        5,477,088       29,347,602      94,293,944       21,686,896

         937            283               937              232            1,263           4,472            1,125
       1,355            500               855              168            5,645          38,611            1,332
       2,292            783             1,792              400            6,908          43,083            2,457

  22,296,027      6,534,615        22,473,252        5,460,807       29,305,563      88,962,342       20,969,473
      23,845         29,554             4,916           15,881           35,131       5,288,519          714,966
 $22,319,872     $6,564,169       $22,478,168       $5,476,688      $29,340,694     $94,250,861      $21,684,439

 $17,503,224     $6,618,411       $20,313,305       $2,994,135      $21,306,964     $90,092,236      $18,661,243
     415,683        410,310           356,995           90,084        1,428,802       2,567,918        1,144,427

  AIM Variable
 Insurance Funds       American
(Invesco Variable       Century                                                     BlackRock
Insurance Funds)       Variable                                                  Variable Series
   (continued)    Portfolios II, Inc. American Century Variable Portfolios, Inc.   Funds, Inc.
-------------------------------------------------------------------------------------------------
     Invesco                                                                        BlackRock
      V.I.                VP             VP                                         Advantage
      Value            Inflation      Income &        VP          VP       VP       U.S. Total
  Opportunities       Protection       Growth    International Ultra(R)   Value       Market
     Fund --            Fund --       Fund --       Fund --    Fund --   Fund --   V.I. Fund --
Series II shares       Class II       Class I       Class I    Class I   Class I Class III Shares
-------------------------------------------------------------------------------------------------

       $5,483,178         $37,624,751 $589,385        $621,344  $44,382  $68,957       $4,576,642
               --                  --       --              --       --       --               --
               --                  --       --              --       --       --               --
        5,483,178          37,624,751  589,385         621,344   44,382   68,957        4,576,642

              238               1,790       31              30       (7)       2              197
              654               7,464       28              22       --       --            7,705
              892               9,254       59              52       (7)       2            7,902

        5,467,896          35,360,072  392,920         463,927   44,389   68,955        4,563,027
           14,390           2,255,425  196,406         157,365       --       --            5,713
       $5,482,286         $37,615,497 $589,326        $621,292  $44,389  $68,955       $4,568,740

       $5,320,163         $38,638,363 $481,404        $475,599  $27,662  $42,559       $4,447,442
          725,288           3,685,088   55,031          51,013    2,295    6,151          244,218

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017


                                                                                              Columbia Funds Variable
                                         BlackRock Variable Series Funds, Inc. (continued)        Series Trust II
                                         -------------------------------------------------- ----------------------------
                                                                              BlackRock        Columbia
                                            BlackRock        BlackRock        Large Cap        Variable      Variable
                                              Basic            Global           Focus        Portfolio --  Portfolio --
                                              Value          Allocation         Growth          Select     Loomis Sayles
                                               V.I.             V.I.             V.I.       International     Growth
                                             Fund --          Fund --          Fund --      Equity Fund --    Fund --
                                         Class III Shares Class III Shares Class III Shares    Class 2        Class 1
------------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)           $35,757,403     $274,548,196       $4,129,825    $16,659,259   $63,503,818
Dividend receivable                                    --               --               --             --            --
Receivable for units sold                              --               --               --             --            --
Total assets                                   35,757,403      274,548,196        4,129,825     16,659,259    63,503,818

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                           1,672           13,840              189            703         2,939
Payable for units withdrawn                        11,507           28,656               --          1,267         2,271
Total liabilities                                  13,179           42,496              189          1,970         5,210

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                            34,174,331      253,642,105        4,129,636     16,605,814    60,887,036
Variable annuity contract owners in the
annuitization period                            1,569,893       20,863,595               --         51,475     2,611,572
Net assets                                    $35,744,224     $274,505,700       $4,129,636    $16,657,289   $63,498,608

Investments in securities at cost             $32,869,520     $255,741,226       $3,937,711    $13,915,152   $50,292,142
Shares outstanding                              2,309,910       18,500,552          287,592      1,066,534     2,174,788

                                                               Federated Insurance Series
                                         ----------------------------------------------------------------------
                                           Federated      Federated
                                              High           High                       Federated
                                             Income         Income       Federated       Managed     Federated
                                              Bond           Bond         Kaufmann      Tail Risk     Managed
                                           Fund II --     Fund II --     Fund II --     Fund II --   Volatility
                                         Primary Shares Service Shares Service Shares Primary Shares  Fund II
---------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)         $11,432,831    $13,105,841    $18,983,377     $5,072,360 $5,725,545
Dividend receivable                                  --             --             --             --         --
Receivable for units sold                           649             17             --             --         --
Total assets                                 11,433,480     13,105,858     18,983,377      5,072,360  5,725,545

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                           457            554            812            203        227
Payable for units withdrawn                          --             --         10,601         14,612      8,351
Total liabilities                                   457            554         11,413         14,815      8,578

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                          11,403,418     13,080,401     18,920,744      5,012,820  5,661,296
Variable annuity contract owners in the
annuitization period                             29,605         24,903         51,220         44,725     55,671
Net assets                                  $11,433,023    $13,105,304    $18,971,964     $5,057,545 $5,716,967

Investments in securities at cost           $11,235,179    $12,783,111    $15,293,976     $5,585,682 $5,049,134
Shares outstanding                            1,676,368      1,933,015      1,039,615        966,164    530,143

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

   Deutsche
   Variable                                                                              Eaton Vance
   Series I     Deutsche Variable Series II                   Dreyfus                   Variable Trust
------------------------------------------------------------------------------------------------------
                                                Dreyfus       Dreyfus     The Dreyfus
                                 Deutsche      Investment     Variable    Sustainable
   Deutsche                       Small        Portfolios    Investment       U.S.
   Capital        Deutsche       Mid Cap         MidCap       Fund --        Equity           VT
    Growth        CROCI(R)        Value          Stock       Government    Portfolio,   Floating-Rate
    VIP --      U.S. VIP --       VIP --      Portfolio --  Money Market    Inc. --         Income
Class B Shares Class B Shares Class B Shares Initial Shares  Portfolio   Initial Shares      Fund
------------------------------------------------------------------------------------------------------

       $10,068        $49,933        $11,998       $111,996   $1,045,147     $6,375,646    $46,898,717
            --             --             --             --          422             --        135,408
            --             --             --             --           --             --             --
        10,068         49,933         11,998        111,996    1,045,569      6,375,646     47,034,125

            --              3              1              4           48            269          2,073
             1             --              1             --       58,874             --          3,590
             1              3              2              4       58,922            269          5,663

        10,067         49,930         11,996        111,992      986,647      6,375,377     45,800,500
            --             --             --             --           --             --      1,227,962
       $10,067        $49,930        $11,996       $111,992     $986,647     $6,375,377    $47,028,462

        $7,425        $39,626         $9,222        $82,043   $1,045,147     $5,117,485    $46,608,389
           327          2,995            672          4,964    1,045,147        158,322      5,059,193

                              Fidelity(R) Variable Insurance Products Fund
---------------------------------------------------------------------------------------------------------
                                                                                  VIP
     VIP            VIP                                                         Dynamic
    Asset          Asset            VIP            VIP            VIP           Capital          VIP
 Manager/SM/    Manager/SM/      Balanced     Contrafund(R)  Contrafund(R)   Appreciation   Equity-Income
Portfolio --   Portfolio --    Portfolio --   Portfolio --   Portfolio --    Portfolio --   Portfolio --
Initial Class Service Class 2 Service Class 2 Initial Class Service Class 2 Service Class 2 Initial Class
---------------------------------------------------------------------------------------------------------

  $44,420,632      $6,060,899     $68,646,893  $106,252,503    $149,153,206      $2,466,152   $83,709,059
           --              --              --            --              --              --            --
           --              --              --            --           3,413              --            --
   44,420,632       6,060,899      68,646,893   106,252,503     149,156,619       2,466,152    83,709,059

        1,494             309           3,510         4,193           6,575             104         3,172
       99,866             501           1,842       102,361              --             170       119,930
      101,360             810           5,352       106,554           6,575             274       123,102

   43,798,077       5,993,888      64,957,925   105,967,990     146,134,791       2,461,241    83,144,105
      521,195          66,201       3,683,616       177,959       3,015,253           4,637       441,852
  $44,319,272      $6,060,089     $68,641,541  $106,145,949    $149,150,044      $2,465,878   $83,585,957

  $43,293,782      $5,865,080     $58,701,959   $76,186,248    $116,574,323      $1,898,324   $74,590,448
    2,916,653         407,867       3,745,057     2,800,540       4,025,728         175,527     3,503,937

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                                  Fidelity(R) Variable Insurance Products Fund (continued)
                                         ---------------------------------------------------------------------------
                                                              VIP            VIP            VIP            VIP
                                               VIP         Growth &       Growth &        Growth         Growth
                                          Equity-Income     Income         Income      Opportunities  Opportunities
                                          Portfolio --   Portfolio --   Portfolio --   Portfolio --   Portfolio --
                                         Service Class 2 Initial Class Service Class 2 Initial Class Service Class 2
--------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)          $77,539,402   $21,217,061     $18,987,640   $10,238,108      $3,877,782
Dividend receivable                                   --            --              --            --              --
Receivable for units sold                             --            --              --            --              --
Total assets                                  77,539,402    21,217,061      18,987,640    10,238,108       3,877,782

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                          3,474           834             823           408             108
Payable for units withdrawn                       17,709            62           1,282           421           1,100
Total liabilities                                 21,183           896           2,105           829           1,208

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                           75,920,728    21,176,167      18,974,359    10,228,225       3,876,574
Variable annuity contract owners in the
annuitization period                           1,597,491        39,998          11,176         9,054              --
Net assets                                   $77,518,219   $21,216,165     $18,985,535   $10,237,279      $3,876,574

Investments in securities at cost            $69,541,730   $14,252,880     $14,326,887    $6,765,980      $3,249,728
Shares outstanding                             3,325,017       934,261         854,529       283,761         108,957

                                                    Franklin Templeton Variable Insurance Products Trust
                                         --------------------------------------------------------------------------
                                            Franklin
                                            Founding                      Franklin       Franklin
                                             Funds         Franklin      Large Cap        Mutual       Templeton
                                           Allocation       Income         Growth         Shares        Foreign
                                          VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --
                                         Class 2 Shares Class 2 Shares Class 2 Shares Class 2 Shares Class 1 Shares
-------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)         $70,045,106   $298,944,303       $176,099    $15,620,276     $7,395,739
Dividend receivable                                  --             --             --             --             --
Receivable for units sold                            --             --             --             --             --
Total assets                                 70,045,106    298,944,303        176,099     15,620,276      7,395,739

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                         3,644         16,216              7            661            297
Payable for units withdrawn                      20,278         32,413             --          1,430         42,847
Total liabilities                                23,922         48,629              7          2,091         43,144

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                          60,336,246    274,761,221        176,092     15,549,832      7,352,595
Variable annuity contract owners in the
annuitization period                          9,684,938     24,134,453             --         68,353             --
Net assets                                  $70,021,184   $298,895,674       $176,092    $15,618,185     $7,352,595

Investments in securities at cost           $69,299,315   $279,246,723       $145,660    $13,160,699     $6,845,527
Shares outstanding                            9,478,363     18,487,588          8,599        767,204        468,085

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                        Fidelity(R) Variable Insurance Products Fund (continued)
---------------------------------------------------------------------------------------------------------
                                    VIP                                                         VIP
     VIP            VIP         Investment         VIP            VIP            VIP           Value
   Growth         Growth        Grade Bond       Mid Cap        Mid Cap       Overseas      Strategies
Portfolio --   Portfolio --    Portfolio --   Portfolio --   Portfolio --   Portfolio --   Portfolio --
Initial Class Service Class 2 Service Class 2 Initial Class Service Class 2 Initial Class Service Class 2
---------------------------------------------------------------------------------------------------------

  $62,576,773     $21,411,567    $121,547,186       $13,290    $129,583,258   $17,839,932      $2,609,239
           --              --              --            --              --            --              --
           --              --           3,915            --              --            --              --
   62,576,773      21,411,567     121,551,101        13,290     129,583,258    17,839,932       2,609,239

        2,326             912           5,790            --           5,735           662             109
       78,744           1,214              --             1           9,146       224,776               1
       81,070           2,126           5,790             1          14,881       225,438             110

   62,150,166      21,365,326     114,253,092        13,289     126,729,793    17,529,555       2,589,831
      345,537          44,115       7,292,219            --       2,838,584        84,939          19,298
  $62,495,703     $21,409,441    $121,545,311       $13,289    $129,568,377   $17,614,494      $2,609,129

  $35,458,749     $14,914,551    $123,381,414       $10,586    $106,671,036   $13,745,160      $2,329,623
      845,061         293,873       9,731,560           341       3,429,036       780,058         181,449

Franklin Templeton Variable Insurance Products Trust                                               JPMorgan
                (continued)                            Goldman Sachs Variable Insurance Trust   Insurance Trust
---------------------------------------------------------------------------------------------------------------
                                                        Goldman        Goldman       Goldman       JPMorgan
                    Templeton         Templeton          Sachs          Sachs       Sachs Mid      Insurance
  Templeton           Global            Growth         Government     Large Cap     Cap Value        Trust
   Foreign           Bond VIP            VIP          Money Market  Value Fund --    Fund --       Core Bond
 VIP Fund --         Fund --           Fund --          Fund --     Institutional Institutional  Portfolio --
Class 2 Shares    Class 1 Shares    Class 2 Shares   Service Shares    Shares        Shares         Class 1
---------------------------------------------------------------------------------------------------------------

      $681,879        $5,797,359       $11,559,640     $125,433,284    $7,079,952   $39,939,598      $3,406,371
            --                --                --           89,256            --            --              --
            --                --                --               --            31            --             173
       681,879         5,797,359        11,559,640      125,522,540     7,079,983    39,939,598       3,406,544

            33               213               495            5,401           283         1,631             171
            52                54             1,603          568,529            --         3,705              --
            85               267             2,098          573,930           283         5,336             171

       521,811         5,729,513        11,461,953      124,496,809     7,042,278    39,791,829       2,339,321
       159,983            67,579            95,589          451,801        37,422       142,433       1,067,052
      $681,794        $5,797,092       $11,557,542     $124,948,610    $7,079,700   $39,934,262      $3,406,373

      $626,527        $6,046,762        $9,474,653     $125,433,284    $8,169,654   $35,706,134      $3,459,735
        44,077           337,841           723,835      125,433,284       781,452     2,360,496         311,369

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                                                                                   Janus Aspen
                                                   JPMorgan Insurance Trust (continued)              Series
                                         -------------------------------------------------------- -------------
                                            JPMorgan       JPMorgan       JPMorgan     JPMorgan       Janus
                                           Insurance    Insurance Trust  Insurance    Insurance     Henderson
                                         Trust Intrepid     Mid Cap     Trust Small     Trust       Balanced
                                            Mid Cap          Value        Cap Core   U.S. Equity  Portfolio --
                                          Portfolio --   Portfolio --   Portfolio -- Portfolio -- Institutional
                                            Class 1         Class 1       Class 1      Class 1       Shares
---------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)                 $--        $294,985     $208,080   $1,128,747   $72,905,662
Dividend receivable                                  --              --           --           --            --
Receivable for units sold                            --               2           12           --            --
Total assets                                         --         294,987      208,092    1,128,747    72,905,662

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                            --              15           11           58         2,856
Payable for units withdrawn                          --              --           --           71        64,083
Total liabilities                                    --              15           11          129        66,939

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                                  --         216,290      129,837      735,002    72,518,331
Variable annuity contract owners in the
annuitization period                                 --          78,682       78,244      393,616       320,392
Net assets                                          $--        $294,972     $208,081   $1,128,618   $72,838,723

Investments in securities at cost                   $--        $253,543     $158,345     $755,511   $55,430,869
Shares outstanding                                   --          24,935        8,115       34,806     2,067,073

                                                              Janus Aspen Series (continued)
                                         ------------------------------------------------------------------------
                                             Janus          Janus          Janus                        Janus
                                           Henderson      Henderson      Henderson       Janus        Henderson
                                             Global         Global       Overseas      Henderson      Research
                                            Research      Technology   Portfolio --     Overseas    Portfolio --
                                          Portfolio --   Portfolio --  Institutional  Portfolio --  Institutional
                                         Service Shares Service Shares    Shares     Service Shares    Shares
-----------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)          $3,698,464     $8,400,758   $23,694,682     $2,611,318   $43,887,513
Dividend receivable                                  --             --            --             --            --
Receivable for units sold                            --             --            --             --            --
Total assets                                  3,698,464      8,400,758    23,694,682      2,611,318    43,887,513

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                           158            341           944            110         1,709
Payable for units withdrawn                          15          1,828        41,793             24        22,601
Total liabilities                                   173          2,169        42,737            134        24,310

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                           3,684,924      8,337,357    23,556,624      2,611,184    43,688,988
Variable annuity contract owners in the
annuitization period                             13,367         61,232        95,321             --       174,215
Net assets                                   $3,698,291     $8,398,589   $23,651,945     $2,611,184   $43,863,203

Investments in securities at cost            $2,215,947     $5,285,610   $27,780,629     $2,566,871   $30,189,437
Shares outstanding                               73,719        726,709       740,922         84,949     1,202,068

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                        Janus Aspen Series (continued)
---------------------------------------------------------------------------------------------------------------
                   Janus                        Janus                                                Janus
    Janus        Henderson       Janus        Henderson         Janus              Janus           Henderson
  Henderson     Enterprise     Henderson    Flexible Bond     Henderson          Henderson      Global Research
   Balanced    Portfolio --    Enterprise   Portfolio --  Forty Portfolio -- Forty Portfolio --  Portfolio --
 Portfolio --  Institutional  Portfolio --  Institutional   Institutional         Service        Institutional
Service Shares    Shares     Service Shares    Shares           Shares             Shares           Shares
---------------------------------------------------------------------------------------------------------------

  $107,703,044   $48,718,041     $5,538,498   $11,661,742        $35,599,845        $12,868,655     $44,035,800
            --            --             --            --                 --                 --              --
            --            --             --            --                 --                 38              --
   107,703,044    48,718,041      5,538,498    11,661,742         35,599,845         12,868,693      44,035,800

         5,281         1,916            234           461              1,443                546           1,685
        25,743       165,975             73         8,152             16,376                 --          47,503
        31,024       167,891            307         8,613             17,819                546          49,188

   102,609,035    48,305,587      5,538,191    11,599,214         35,309,829         12,801,887      43,762,358
     5,062,985       244,563             --        53,915            272,197             66,260         224,254
  $107,672,020   $48,550,150     $5,538,191   $11,653,129        $35,582,026        $12,868,147     $43,986,612

   $84,653,101   $28,890,701     $3,508,635   $12,118,244        $29,703,669        $11,607,268     $26,557,645
     2,903,830       689,569         83,073       997,583            895,368            340,081         860,074

 Janus Aspen
    Series
 (continued)        Legg Mason Partners Variable Equity Trust      MFS(R) Variable Insurance Trust
--------------------------------------------------------------------------------------------------
               ClearBridge  ClearBridge  ClearBridge  ClearBridge
    Janus        Variable     Variable     Variable     Variable       MFS(R)         MFS(R) New
  Henderson     Aggressive    Dividend     Dividend    Large Cap      Investors       Discovery
   Research       Growth      Strategy     Strategy      Value     Trust Series --    Series --
 Portfolio --  Portfolio -- Portfolio -- Portfolio -- Portfolio --     Service         Service
Service Shares   Class II     Class I      Class II     Class I     Class Shares     Class Shares
--------------------------------------------------------------------------------------------------

    $3,614,059   $6,235,961   $4,990,949   $9,961,561  $17,020,270      $5,957,014    $14,589,312
            --           --           --           --           --              --             --
            --           --           --           --           --              --             --
     3,614,059    6,235,961    4,990,949    9,961,561   17,020,270       5,957,014     14,589,312

           155          270          200          489          722             254            623
            21          156           --           --       29,432              21          3,230
           176          426          200          489       30,154             275          3,853

     3,611,671    6,235,535    4,986,161    9,679,948   16,983,383       5,947,315     14,577,124
         2,212           --        4,588      281,124        6,733           9,424          8,335
    $3,613,883   $6,235,535   $4,990,749   $9,961,072  $16,990,116      $5,956,739    $14,585,459

    $2,461,437   $5,869,779   $3,405,399   $7,413,896  $14,371,589      $4,246,034    $12,238,668
       101,291      232,859      250,048      497,580      794,226         200,640        785,639

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                                                                                     Oppenheimer
                                         MFS(R) Variable Insurance Trust MFS(R) Variable Insurance    Variable
                                                (continued)                       Trust II          Account Funds
                                         ------------------------------- -------------------------- -------------
                                                                            MFS(R)
                                                                         Massachusetts    MFS(R)     Oppenheimer
                                            MFS(R)          MFS(R)         Investors    Strategic      Capital
                                         Total Return     Utilities      Growth Stock     Income    Appreciation
                                          Series --       Series --      Portfolio --  Portfolio --  Fund/VA --
                                           Service         Service          Service      Service     Non-Service
                                         Class Shares    Class Shares    Class Shares  Class Shares    Shares
-----------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)       $46,835,898     $15,294,208       $8,292,209      $28,761   $28,783,383
Dividend receivable                                --              --               --           --            --
Receivable for units sold                          --              --               --           --            --
Total assets                               46,835,898      15,294,208        8,292,209       28,761    28,783,383

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                       2,434             646              360            1         1,110
Payable for units withdrawn                     5,324             414              145           --         2,136
Total liabilities                               7,758           1,060              505            1         3,246

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                        44,664,053      15,273,018        8,074,179       28,760    28,682,417
Variable annuity contract owners in the
annuitization period                        2,164,087          20,130          217,525           --        97,720
Net assets                                $46,828,140     $15,293,148       $8,291,704      $28,760   $28,780,137

Investments in securities at cost         $39,930,272     $13,919,903       $7,735,536      $28,624   $22,442,269
Shares outstanding                          1,928,991         527,750          451,154        2,950       516,757

                                         Oppenheimer Variable Account Funds (continued) PIMCO Variable Insurance Trust
                                         ---------------------------------------------- ------------------------------
                                                                          Oppenheimer                     Foreign
                                                           Oppenheimer    Total Return                 Bond Portfolio
                                          Oppenheimer      Main Street        Bond       All Asset      (U.S. Dollar
                                          Main Street       Small Cap      Fund/VA --   Portfolio --     Hedged) --
                                           Fund/VA --     Fund(R)/VA --   Non-Service     Advisor      Administrative
                                         Service Shares   Service Shares     Shares     Class Shares    Class Shares
----------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)        $109,419,592      $44,263,417    $9,655,777    $7,232,087       $2,311,539
Dividend receivable                                  --               --            --            --            1,615
Receivable for units sold                         1,154               --         4,819            --              223
Total assets                                109,420,746       44,263,417     9,660,596     7,232,087        2,313,377

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                         5,136            2,043           377           310               99
Payable for units withdrawn                          --              366            --           181               --
Total liabilities                                 5,136            2,409           377           491               99

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                         103,776,254       42,636,761     9,566,795     7,231,596        2,291,622
Variable annuity contract owners in the
annuitization period                          5,639,356        1,624,247        93,424            --           21,656
Net assets                                 $109,415,610      $44,261,008    $9,660,219    $7,231,596       $2,313,278

Investments in securities at cost           $83,692,436      $35,905,946   $10,380,072    $7,122,079       $2,235,652
Shares outstanding                            3,429,006        1,741,283     1,233,177       659,260          214,230

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                            Oppenheimer Variable Account Funds (continued)
-------------------------------------------------------------------------------------------------------
               Oppenheimer                  Oppenheimer                                  Oppenheimer
 Oppenheimer   Conservative  Oppenheimer   Discovery Mid  Oppenheimer                  Global Strategic
   Capital       Balanced    Conservative   Cap Growth   Discovery Mid   Oppenheimer        Income
 Appreciation   Fund/VA --     Balanced     Fund/VA --     Cap Growth       Global        Fund/VA--
  Fund/VA --   Non-Service    Fund/VA --    Non-Service    Fund/VA --     Fund/VA --     Non-Service
Service Shares    Shares    Service Shares    Shares     Service Shares Service Shares      Shares
-------------------------------------------------------------------------------------------------------

    $4,646,009  $10,842,213    $20,730,270   $24,387,570     $8,383,558    $85,413,000       $3,419,832
            --           --             --            --             --             --               --
            --           --         32,864            --             --             --               --
     4,646,009   10,842,213     20,763,134    24,387,570      8,383,558     85,413,000        3,419,832

           194          406          1,082           909            360          3,826              131
           476       59,070             --           111             40         25,985            9,384
           670       59,476          1,082         1,020            400         29,811            9,515

     4,645,339   10,657,678     19,339,248    24,176,930      8,383,158     83,251,842        3,354,842
            --      125,059      1,422,804       209,620             --      2,131,347           55,475
    $4,645,339  $10,782,737    $20,762,052   $24,386,550     $8,383,158    $85,383,189       $3,410,317

    $3,849,205   $9,716,607    $17,842,378   $16,476,144     $7,319,399    $61,278,363       $3,585,824
        84,642      681,044      1,319,559       289,604        104,965      1,821,950          666,634

                                                            Rydex Variable State Street Variable Insurance Series
        PIMCO Variable Insurance Trust (continued)              Trust               Funds, Inc.
-----------------------------------------------------------------------------------------------------------------
                 Long-Term
                    U.S.           Low           Total
  High Yield     Government      Duration        Return                      Core Value
 Portfolio --   Portfolio --   Portfolio --   Portfolio --                     Equity              Income
Administrative Administrative Administrative Administrative   NASDAQ --    V.I.S. Fund --      V.I.S. Fund --
 Class Shares   Class Shares   Class Shares   Class Shares   100(R) Fund   Class 1 Shares      Class 1 Shares
-----------------------------------------------------------------------------------------------------------------

   $43,687,816    $34,608,846    $43,400,718   $218,730,663     $5,428,342            $--         $18,445,568
       181,058         67,641         42,323        350,399             --             --                  --
            --             --          4,820             --             --             --                  --
    43,868,874     34,676,487     43,447,861    219,081,062      5,428,342             --          18,445,568

         1,972          1,562          2,026          9,919            227             --                 758
        33,789         23,448             --          8,071          1,205             --                  26
        35,761         25,010          2,026         17,990          1,432             --                 784

    42,636,621     33,578,527     42,272,238    211,641,956      5,426,910             --          18,399,104
     1,196,492      1,072,950      1,173,597      7,421,116             --             --              45,680
   $43,833,113    $34,651,477    $43,445,835   $219,063,072     $5,426,910            $--         $18,444,784

   $42,717,599    $35,476,332    $43,930,791   $220,881,802     $4,338,087            $--         $18,615,790
     5,551,184      2,825,212      4,238,351     19,993,662        140,267             --           1,605,358

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017


                                               State Street Variable Insurance Series Funds, Inc. (continued)
                                         --------------------------------------------------------------------------
                                            Premier
                                             Growth      Real Estate     S&P 500(R)     Small-Cap        Total
                                             Equity       Securities       Index          Equity         Return
                                             V.I.S.         V.I.S.         V.I.S.         V.I.S.         V.I.S.
                                            Fund --        Fund --        Fund --        Fund --        Fund --
                                         Class 1 Shares Class 1 Shares Class 1 Shares Class 1 Shares Class 1 Shares
-------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)         $30,382,609    $49,372,514   $158,942,041    $34,986,614   $841,621,920
Dividend receivable                                  --             --             --             --             --
Receivable for units sold                            --         33,514             --             --             --
Total assets                                 30,382,609     49,406,028    158,942,041     34,986,614    841,621,920

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                         1,276          2,126          6,520          1,487         37,850
Payable for units withdrawn                       7,365             --         98,990          3,086         73,698
Total liabilities                                 8,641          2,126        105,510          4,573        111,548

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                          30,191,087     48,353,709    158,344,115     34,906,292    444,177,496
Variable annuity contract owners in the
annuitization period                            182,881      1,050,193        492,416         75,749    397,332,876
Net assets                                  $30,373,968    $49,403,902   $158,836,531    $34,982,041   $841,510,372

Investments in securities at cost           $25,764,688    $52,726,905   $100,117,742    $32,413,511   $754,518,245
Shares outstanding                              306,184      4,007,509      3,604,945      2,375,194     42,207,719

                                           The Prudential Series Fund     Wells Fargo
                                                   (continued)           Variable Trust
                                         ------------------------------- --------------
                                                          SP Prudential   Wells Fargo
                                               SP             U.S.             VT
                                          International     Emerging         Omega
                                             Growth          Growth          Growth
                                          Portfolio --    Portfolio --      Fund --
                                         Class II Shares Class II Shares    Class 2
---------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)                 $891         $17,576     $8,040,501
Dividend receivable                                   --              --             --
Receivable for units sold                             --              --             --
Total assets                                         891          17,576      8,040,501

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                             --               1            338
Payable for units withdrawn                           --              --          9,908
Total liabilities                                     --               1         10,246

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                                  891          17,575      8,030,255
Variable annuity contract owners in the
annuitization period                                  --              --             --
Net assets                                          $891         $17,575     $8,030,255

Investments in securities at cost                   $803          $8,055     $7,227,708
Shares outstanding                                   114           1,260        288,087

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

State Street Variable Insurance Series
   Funds, Inc. (continued)                   The Alger Portfolios                  The Prudential Series Fund
------------------------------------------------------------------------------------------------------------------------
    Total                U.S.               Alger            Alger          Jennison
    Return              Equity            Large Cap        Small Cap          20/20                          Natural
    V.I.S.              V.I.S.              Growth           Growth           Focus         Jennison        Resources
   Fund --             Fund --           Portfolio --     Portfolio --    Portfolio --    Portfolio --    Portfolio --
Class 3 Shares      Class 1 Shares     Class I-2 Shares Class I-2 Shares Class II Shares Class II Shares Class II Shares
------------------------------------------------------------------------------------------------------------------------

  $615,804,544         $23,913,794          $28,031,078      $20,024,933      $6,143,485      $5,576,047     $34,452,187
            --                  --                   --               --              --              --              --
            --                  --                   --               --              --              --              --
   615,804,544          23,913,794           28,031,078       20,024,933       6,143,485       5,576,047      34,452,187

        32,336               1,005                1,127              801             263             237           1,606
       110,365               4,525                   94              551             527              42          53,103
       142,701               5,530                1,221            1,352             790             279          54,709

   546,522,425          23,435,981           27,889,838       19,887,726       6,142,695       5,566,793      32,780,710
    69,139,418             472,283              140,019          135,855              --           8,975       1,616,768
  $615,661,843         $23,908,264          $28,029,857      $20,023,581      $6,142,695      $5,575,768     $34,397,478

  $540,165,118         $20,603,165          $22,043,987      $19,985,153      $3,305,982      $3,843,849     $34,131,293
    30,976,084             541,036              455,050          829,190         205,605          93,904       1,322,033

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           Statements of Operations


                                                                AB Variable Products Series Fund, Inc.
                                                       --------------------------------------------------------
                                                            AB            AB
                                                         Balanced       Global          AB            AB
                                                          Wealth       Thematic     Growth and   International
                                                         Strategy       Growth        Income         Value
                                         Consolidated  Portfolio --  Portfolio --  Portfolio --  Portfolio --
                                            Total        Class B       Class B       Class B        Class B
                                         ------------  ------------  ------------  ------------  -------------
                                          Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                         December 31,  December 31,  December 31,  December 31,  December 31,
                                             2017          2017          2017          2017          2017
---------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends              $89,722,522      $276,856       $12,314      $543,319       $703,433
Mortality and expense risk and
administrative charges (note 4a)           93,659,206       277,175        64,010       668,420        828,578
Net investment income (expense)            (3,936,684)         (319)      (51,696)     (125,101)      (125,145)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                  134,856,786       (30,854)      203,077     2,953,505      3,622,193
Change in unrealized appreciation
(depreciation)                            435,023,403     1,876,473       952,642       153,131      7,032,431
Capital gain distributions                147,665,651       126,002            --     3,763,756             --
Net realized and unrealized gain (loss)
on investments                            717,545,840     1,971,621     1,155,719     6,870,392     10,654,624

Increase (decrease) in net assets from
operations                               $713,609,156    $1,971,302    $1,104,023    $6,745,291    $10,529,479





                                             AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
                                         -----------------------------------------------------------------------------------
                                             Invesco          Invesco          Invesco           Invesco
                                               V.I.            V.I.              V.I.             V.I.           Invesco
                                              Global        Government      International        Managed          V.I.
                                           Real Estate      Securities          Growth         Volatility      Technology
                                             Fund --          Fund --          Fund --           Fund --         Fund --
                                         Series II shares Series I shares  Series II shares  Series I shares Series I shares
                                         ---------------- ---------------  ----------------  --------------- ---------------
                                            Year Ended      Year Ended        Year Ended       Year Ended      Year Ended
                                           December 31,    December 31,      December 31,     December 31,    December 31,
                                               2017            2017              2017             2017            2017
----------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                       $7,365            $115          $631,687              $--             $--
Mortality and expense risk and
administrative charges (note 4a)                    4,548              40           792,910               --              --
Net investment income (expense)                     2,817              75          (161,223)              --              --

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                            3,766              (1)        1,460,137               --              --
Change in unrealized appreciation
(depreciation)                                     14,822             (13)        7,456,114               --              --
Capital gain distributions                          4,013              --                --               --              --
Net realized and unrealized gain (loss)
on investments                                     22,601             (14)        8,916,251               --              --

Increase (decrease) in net assets from
operations                                        $25,418             $61        $8,755,028              $--             $--

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

AB Variable Products Series
  Fund, Inc. (continued)                AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
-------------------------------------------------------------------------------------------------------------------
                                Invesco          Invesco                             Invesco          Invesco
     AB            AB            V.I.              V.I.            Invesco            V.I.              V.I.
 Large Cap     Small Cap       American          American            V.I.             Core           Equity and
   Growth        Growth        Franchise        Franchise          Comstock          Equity            Income
Portfolio --  Portfolio --      Fund --          Fund --           Fund --           Fund --          Fund --
  Class B       Class B     Series I shares  Series II shares  Series II shares  Series I shares  Series II shares
-------------------------------------------------------------------------------------------------------------------
 Year Ended    Year Ended     Year Ended        Year Ended        Year Ended       Year Ended        Year Ended
December 31,  December 31,   December 31,      December 31,      December 31,     December 31,      December 31,
    2017          2017           2017              2017              2017             2017              2017
-------------------------------------------------------------------------------------------------------------------

         $--           $--          $15,654               $--          $553,441         $979,265          $314,022

     315,695        92,323          188,065            79,258           746,421        1,617,269           402,123
    (315,695)      (92,323)        (172,411)          (79,258)         (192,980)        (638,004)          (88,101)

     789,156      (305,147)         443,287           279,258         6,555,646          731,816           415,575
   3,682,992     2,036,054          418,223           511,408        (3,671,387)       5,144,656         1,077,645
   1,192,055            --        1,526,786           413,919         1,212,461        4,905,132           392,210
   5,664,203     1,730,907        2,388,296         1,204,585         4,096,720       10,781,604         1,885,430

  $5,348,508    $1,638,584       $2,215,885        $1,125,327        $3,903,740      $10,143,600        $1,797,329

  AIM Variable
 Insurance Funds        American
(Invesco Variable        Century                                                                  BlackRock
Insurance Funds)        Variable                                                               Variable Series
   (continued)     Portfolios II, Inc.        American Century Variable Portfolios, Inc.         Funds, Inc.
----------------------------------------------------------------------------------------------------------------
     Invesco                                                                                      BlackRock
      V.I.                 VP                VP                                                   Advantage
      Value             Inflation         Income &        VP             VP            VP         U.S. Total
  Opportunities        Protection          Growth    International    Ultra(R)       Value          Market
     Fund --             Fund --          Fund --       Fund --       Fund --       Fund --      V.I. Fund --
Series II shares        Class II          Class I       Class I       Class I       Class I    Class III Shares
----------------------------------------------------------------------------------------------------------------
   Year Ended          Year Ended        Year Ended   Year Ended     Year Ended    Year Ended     Year Ended
  December 31,        December 31,      December 31, December 31,   December 31,  December 31,   December 31,
      2017                2017              2017         2017           2017          2017           2017
----------------------------------------------------------------------------------------------------------------

             $827             $999,952       $14,952        $4,877          $182        $1,110          $41,925

           86,381              675,321        12,110        10,596           876           978           76,315
          (85,554)             324,631         2,842        (5,719)         (694)          132          (34,390)

          (92,883)            (316,675)       35,220        30,842         4,421         1,447          384,333
          969,564              726,409        53,781       127,547         6,149         3,072         (960,764)
               --                   --        17,429            --         2,308            --        1,139,347
          876,681              409,734       106,430       158,389        12,878         4,519          562,916

         $791,127             $734,365      $109,272      $152,670       $12,184        $4,651         $528,526

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                        BlackRock Variable Series Funds, Inc. (continued)
                                                      -----------------------------------------------------
                                                                                             BlackRock
                                                         BlackRock         BlackRock         Large Cap
                                                           Basic             Global            Focus
                                                           Value           Allocation          Growth
                                                            V.I.              V.I.              V.I.
                                                          Fund --           Fund --           Fund --
                                                      Class III Shares  Class III Shares  Class III Shares
                                                      ----------------  ----------------  ----------------
                                                         Year Ended        Year Ended        Year Ended
                                                        December 31,      December 31,      December 31,
                                                            2017              2017              2017
------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                                  $425,188        $3,461,469              $144

Mortality and expense risk and administrative charges
(note 4a)                                                      719,300         5,167,649            53,082
Net investment income (expense)                               (294,112)       (1,706,180)          (52,938)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                                     1,508,241         2,108,688           117,033
Change in unrealized appreciation
(depreciation)                                                (812,724)       27,565,058            74,788
Capital gain distributions                                   1,386,547         3,154,966           661,700
Net realized and unrealized gain (loss)
on investments                                               2,082,064        32,828,712           853,521

Increase (decrease) in net assets from
operations                                                  $1,787,952       $31,122,532          $800,583

                                                      Columbia Funds Variable Series
                                                                Trust II
                                                      -----------------------------
                                                         Columbia
                                                         Variable       Variable
                                                       Portfolio --   Portfolio --
                                                          Select      Loomis Sayles
                                                      International      Growth
                                                      Equity Fund --     Fund --
                                                         Class 2         Class 1
                                                      --------------  -------------
                                                        Year Ended     Year Ended
                                                       December 31,   December 31,
                                                           2017           2017
------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                                $294,358            $--

Mortality and expense risk and administrative charges
(note 4a)                                                    250,216        840,057
Net investment income (expense)                               44,142       (840,057)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                                     294,450      2,354,943
Change in unrealized appreciation
(depreciation)                                             3,185,521     12,269,071
Capital gain distributions                                        --             --
Net realized and unrealized gain (loss)
on investments                                             3,479,971     14,624,014

Increase (decrease) in net assets from
operations                                                $3,524,113    $13,783,957

                                                                               Federated Insurance Series
                                                      ---------------------------------------------------------------
                                                        Federated       Federated
                                                           High            High                         Federated
                                                          Income          Income        Federated        Managed
                                                           Bond            Bond          Kaufmann       Tail Risk
                                                        Fund II --      Fund II --      Fund II --      Fund II --
                                                      Primary Shares  Service Shares  Service Shares  Primary Shares
                                                      --------------  --------------  --------------  --------------
                                                        Year Ended      Year Ended      Year Ended      Year Ended
                                                       December 31,    December 31,    December 31,    December 31,
                                                           2017            2017            2017            2017
----------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                                $802,158        $954,917             $--         $85,701

Mortality and expense risk and administrative charges
(note 4a)                                                    172,915         216,710         287,010          75,828
Net investment income (expense)                              629,243         738,207        (287,010)          9,873

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                                      31,945          54,399         452,975        (144,286)
Change in unrealized appreciation
(depreciation)                                               (24,919)        (90,227)      2,058,351         598,990
Capital gain distributions                                        --              --       2,087,781              --
Net realized and unrealized gain (loss)
on investments                                                 7,026         (35,828)      4,599,107         454,704

Increase (decrease) in net assets from
operations                                                  $636,269        $702,379      $4,312,097        $464,577

                                                      -------------


                                                       Federated
                                                        Managed
                                                       Volatility
                                                        Fund II
                                                      ------------
                                                       Year Ended
                                                      December 31,
                                                          2017
------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                              $228,469

Mortality and expense risk and administrative charges
(note 4a)                                                   82,316
Net investment income (expense)                            146,153

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                                    54,941
Change in unrealized appreciation
(depreciation)                                             665,679
Capital gain distributions                                      --
Net realized and unrealized gain (loss)
on investments                                             720,620

Increase (decrease) in net assets from
operations                                                $866,773

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

Deutsche Variable                                                                                     Eaton Vance
    Series I         Deutsche Variable Series II                        Dreyfus                      Variable Trust
--------------------------------------------------------------------------------------------------------------------
                                                      Dreyfus        Dreyfus
                                      Deutsche       Investment      Variable       The Dreyfus
    Deutsche          Deutsche         Small         Portfolios     Investment      Sustainable
     Capital          CROCI(R)        Mid Cap          MidCap        Fund --            U.S.               VT
     Growth             U.S.           Value           Stock        Government         Equity        Floating-Rate
     VIP --            VIP --          VIP --       Portfolio --   Money Market  Portfolio, Inc. --      Income
 Class B Shares    Class B Shares  Class B Shares  Initial Shares   Portfolio      Initial Shares         Fund
--------------------------------------------------------------------------------------------------------------------
   Year Ended        Year Ended      Year Ended      Year Ended     Year Ended       Year Ended        Year Ended
  December 31,      December 31,    December 31,    December 31,   December 31,     December 31,      December 31,
      2017              2017            2017            2017           2017             2017              2017
--------------------------------------------------------------------------------------------------------------------

              $42            $593             $47          $1,120        $2,691             $68,651      $1,527,903

              135             912             215           1,537        12,760              92,324         752,570
              (93)           (319)           (168)           (417)      (10,069)            (23,673)        775,333

               42           1,486           1,955           1,505            --              28,177          83,330
            1,318           7,946          (1,055)         11,000            --             368,997         (41,051)
              694              --             284           1,655            --             394,652              --
            2,054           9,432           1,184          14,160            --             791,826          42,279

           $1,961          $9,113          $1,016         $13,743      $(10,069)           $768,153        $817,612

                                 Fidelity(R) Variable Insurance Products Fund
---------------------------------------------------------------------------------------------------------------
                                                                                       VIP
     VIP             VIP                                                             Dynamic
    Asset           Asset             VIP             VIP             VIP            Capital           VIP
 Manager/SM/     Manager/SM/       Balanced      Contrafund(R)   Contrafund(R)    Appreciation    Equity-Income
Portfolio --    Portfolio --     Portfolio --    Portfolio --    Portfolio --     Portfolio --    Portfolio --
Initial Class  Service Class 2  Service Class 2  Initial Class  Service Class 2  Service Class 2  Initial Class
---------------------------------------------------------------------------------------------------------------
 Year Ended      Year Ended       Year Ended      Year Ended      Year Ended       Year Ended      Year Ended
December 31,    December 31,     December 31,    December 31,    December 31,     December 31,    December 31,
    2017            2017             2017            2017            2017             2017            2017
---------------------------------------------------------------------------------------------------------------

     $817,875         $101,620         $866,425     $1,034,203       $1,087,883          $14,975     $1,395,182

      546,513          123,144        1,284,741      1,514,887        2,263,274           36,801      1,150,034
      271,362          (21,524)        (418,316)      (480,684)      (1,175,391)         (21,826)       245,148

       98,303          (14,473)       1,656,279      5,271,110        5,532,883           86,529      1,059,403
      (32,575)         (57,852)       6,000,747      9,014,818       13,474,659          249,855      5,943,354
    5,017,973          836,573        1,786,068      5,653,190        7,290,931          159,055      1,748,239
    5,083,701          764,248        9,443,094     19,939,118       26,298,473          495,439      8,750,996

   $5,355,063         $742,724       $9,024,778    $19,458,434      $25,123,082         $473,613     $8,996,144

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                     Fidelity(R) Variable Insurance Products Fund (continued)
                                         --------------------------------------------------------------------------------
                                                               VIP             VIP             VIP             VIP
                                               VIP          Growth &        Growth &         Growth          Growth
                                          Equity-Income      Income          Income       Opportunities   Opportunities
                                          Portfolio --    Portfolio --    Portfolio --    Portfolio --    Portfolio --
                                         Service Class 2  Initial Class  Service Class 2  Initial Class  Service Class 2
                                         ---------------  -------------  ---------------  -------------  ---------------
                                           Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                          December 31,    December 31,    December 31,    December 31,    December 31,
                                              2017            2017            2017            2017            2017
-------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                  $1,114,279       $255,904         $196,684        $29,196           $4,242
Mortality and expense risk and
administrative charges (note 4a)               1,126,329        295,224          288,721        140,779           61,733
Net investment income (expense)                  (12,050)       (39,320)         (92,037)      (111,583)         (57,491)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                         964,680        997,758          873,126        604,602           91,748
Change in unrealized appreciation
(depreciation)                                 5,448,613      1,477,534        1,336,341        946,810          514,295
Capital gain distributions                     1,275,369        502,950          448,819      1,256,491          572,056
Net realized and unrealized gain (loss)
on investments                                 7,688,662      2,978,242        2,658,286      2,807,903        1,178,099

Increase (decrease) in net assets from
operations                                    $7,676,612     $2,938,922       $2,566,249     $2,696,320       $1,120,608


                                                     Franklin Templeton Variable Insurance Products Trust
                                         -----------------------------------------------------------------------------
                                            Franklin
                                            Founding                       Franklin        Franklin
                                             Funds          Franklin      Large Cap         Mutual        Templeton
                                           Allocation        Income         Growth          Shares         Foreign
                                          VIP Fund --     VIP Fund --    VIP Fund --     VIP Fund --     VIP Fund --
                                         Class 2 Shares  Class 2 Shares Class 2 Shares  Class 2 Shares  Class 1 Shares
                                         --------------  -------------- --------------  --------------  --------------
                                           Year Ended      Year Ended     Year Ended      Year Ended      Year Ended
                                          December 31,    December 31,   December 31,    December 31,    December 31,
                                              2017            2017           2017            2017            2017
----------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                 $1,907,139     $12,904,418         $1,083        $357,408        $197,705
Mortality and expense risk and
administrative charges (note 4a)              1,356,131       6,134,236          2,650         248,046         105,111
Net investment income (expense)                 551,008       6,770,182         (1,567)        109,362          92,594

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                       (183,017)      2,693,829          4,445         462,665          27,490
Change in unrealized appreciation
(depreciation)                                3,495,190      13,213,794         23,700        (169,534)        911,438
Capital gain distributions                    2,939,896              --         13,843         648,153              --
Net realized and unrealized gain (loss)
on investments                                6,252,069      15,907,623         41,988         941,284         938,928

Increase (decrease) in net assets from
operations                                   $6,803,077     $22,677,805        $40,421      $1,050,646      $1,031,522

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           Fidelity(R) Variable Insurance Products Fund (continued)
---------------------------------------------------------------------------------------------------------------
                                      VIP                                                            VIP
     VIP             VIP          Investment          VIP             VIP             VIP           Value
   Growth          Growth         Grade Bond        Mid Cap         Mid Cap        Overseas      Strategies
Portfolio --    Portfolio --     Portfolio --    Portfolio --    Portfolio --    Portfolio --   Portfolio --
Initial Class  Service Class 2  Service Class 2  Initial Class  Service Class 2  Initial Class Service Class 2
---------------------------------------------------------------------------------------------------------------
 Year Ended      Year Ended       Year Ended      Year Ended      Year Ended      Year Ended     Year Ended
December 31,    December 31,     December 31,    December 31,    December 31,    December 31,   December 31,
    2017            2017             2017            2017            2017            2017           2017
---------------------------------------------------------------------------------------------------------------

     $129,415          $14,107       $2,757,529            $85         $623,339       $238,147         $32,806

      806,606          284,097        2,210,200             90        2,115,544        230,771          40,399
     (677,191)        (269,990)         547,329             (5)      (1,492,205)         7,376          (7,593)

    3,967,887        1,211,803         (450,784)            30        3,510,520        521,065          74,076
    9,302,913        2,722,801        2,167,226          1,640       14,009,816      3,667,489        (295,632)
    4,289,384        1,266,200          615,806            527        6,328,394         15,545         655,723
   17,560,184        5,200,804        2,332,248          2,197       23,848,730      4,204,099         434,167

  $16,882,993       $4,930,814       $2,879,577         $2,192      $22,356,525     $4,211,475        $426,574

Franklin Templeton Variable Insurance Products Trust                                                  JPMorgan
                 (continued)                            Goldman Sachs Variable Insurance Trust     Insurance Trust
-------------------------------------------------------------------------------------------------------------------
                                                     Goldman Sachs                                    JPMorgan
                    Templeton                          Government    Goldman Sachs  Goldman Sachs     Insurance
  Templeton           Global          Templeton          Money         Large Cap       Mid Cap          Trust
   Foreign             Bond             Growth           Market      Value Fund --  Value Fund --     Core Bond
 VIP Fund --       VIP Fund --       VIP Fund --        Fund --      Institutional  Institutional   Portfolio --
Class 2 Shares    Class 1 Shares    Class 2 Shares   Service Shares     Shares         Shares          Class 1
-------------------------------------------------------------------------------------------------------------------
  Year Ended        Year Ended        Year Ended       Year Ended     Year Ended     Year Ended      Year Ended
 December 31,      December 31,      December 31,     December 31,   December 31,   December 31,    December 31,
     2017              2017              2017             2017           2017           2017            2017
-------------------------------------------------------------------------------------------------------------------

       $17,581               $--          $179,555         $669,145       $115,935       $289,132          $91,025

        14,160            85,021           173,665        2,061,646        105,906        700,589           65,776
         3,421           (85,021)            5,890       (1,392,501)        10,029       (411,457)          25,249

        19,505           (45,336)          251,449               --        (30,095)     1,143,437          (14,160)
        88,903           180,925         1,412,343               --       (620,050)     1,052,214           52,481
            --            20,084                --               --      1,214,491      2,171,291               --
       108,408           155,673         1,663,792               --        564,346      4,366,942           38,321

      $111,829           $70,652        $1,669,682      $(1,392,501)      $574,375     $3,955,485          $63,570

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                                                  Janus Aspen
                                                                 JPMorgan Insurance Trust (continued)               Series
                                                      ---------------------------------------------------------- -------------
                                                         JPMorgan       JPMorgan       JPMorgan      JPMorgan        Janus
                                                        Insurance       Insurance     Insurance     Insurance      Henderson
                                                      Trust Intrepid  Trust Mid Cap  Trust Small    Trust U.S.     Balanced
                                                         Mid Cap          Value        Cap Core       Equity     Portfolio --
                                                       Portfolio --   Portfolio --   Portfolio --  Portfolio --  Institutional
                                                         Class 1         Class 1       Class 1       Class 1        Shares
                                                      --------------  -------------  ------------  ------------  -------------
                                                       Period from     Year Ended     Year Ended    Year Ended    Year Ended
                                                       January 1 to   December 31,   December 31,  December 31,  December 31,
                                                       May 19, 2017       2017           2017          2017          2017
------------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                                     $--         $2,439          $711       $10,367     $1,150,156

Mortality and expense risk and administrative charges
(note 4a)                                                      1,973          4,306         4,154        21,886      1,032,369
Net investment income (expense)                               (1,973)        (1,867)       (3,443)      (11,519)       117,787

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                                      32,261          9,475        16,423       100,473      2,439,512
Change in unrealized appreciation
(depreciation)                                               (17,707)         5,550        13,006       116,687      8,532,626
Capital gain distributions                                        --         13,603         1,562        11,652        146,950
Net realized and unrealized gain (loss)
on investments                                                14,554         28,628        30,991       228,812     11,119,088

Increase (decrease) in net assets from
operations                                                   $12,581        $26,761       $27,548      $217,293    $11,236,875

                                                                             Janus Aspen Series (continued)
                                                      --------------------------------------------------------------
                                                          Janus           Janus           Janus
                                                        Henderson       Henderson       Henderson        Janus
                                                          Global          Global        Overseas       Henderson
                                                         Research       Technology    Portfolio --      Overseas
                                                       Portfolio --    Portfolio --   Institutional   Portfolio --
                                                      Service Shares  Service Shares     Shares      Service Shares
                                                      --------------  --------------  -------------  --------------
                                                        Year Ended      Year Ended     Year Ended      Year Ended
                                                       December 31,    December 31,   December 31,    December 31,
                                                           2017            2017           2017            2017
---------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                                 $24,523         $33,893       $376,651         $39,436

Mortality and expense risk and administrative charges
(note 4a)                                                     55,333         111,667        333,754          39,113
Net investment income (expense)                              (30,810)        (77,774)        42,897             323

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                                     261,371         708,180     (1,392,153)        (34,706)
Change in unrealized appreciation
(depreciation)                                               558,030       1,547,467      7,169,264         669,836
Capital gain distributions                                        --         433,855             --              --
Net realized and unrealized gain (loss)
on investments                                               819,401       2,689,502      5,777,111         635,130

Increase (decrease) in net assets from
operations                                                  $788,591      $2,611,728     $5,820,008        $635,453

                                                      ---------------
                                                          Janus
                                                        Henderson
                                                        Research
                                                      Portfolio --
                                                      Institutional
                                                         Shares
                                                      -------------
                                                       Year Ended
                                                      December 31,
                                                          2017
--------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                               $166,225

Mortality and expense risk and administrative charges
(note 4a)                                                   604,098
Net investment income (expense)                            (437,873)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                                  1,949,963
Change in unrealized appreciation
(depreciation)                                            7,964,108
Capital gain distributions                                  406,828
Net realized and unrealized gain (loss)
on investments                                           10,320,899

Increase (decrease) in net assets from
operations                                               $9,883,026

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                       Janus Aspen Series (continued)
-------------------------------------------------------------------------------------------------------------
                    Janus                          Janus          Janus                           Janus
    Janus         Henderson        Janus         Henderson      Henderson        Janus          Henderson
  Henderson      Enterprise      Henderson     Flexible Bond      Forty        Henderson     Global Research
   Balanced     Portfolio --     Enterprise    Portfolio --   Portfolio --       Forty        Portfolio --
 Portfolio --   Institutional   Portfolio --   Institutional  Institutional   Portfolio --    Institutional
Service Shares     Shares      Service Shares     Shares         Shares      Service Shares      Shares
-------------------------------------------------------------------------------------------------------------
  Year Ended     Year Ended      Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
 December 31,   December 31,    December 31,   December 31,   December 31,    December 31,    December 31,
     2017           2017            2017           2017           2017            2017            2017
-------------------------------------------------------------------------------------------------------------

    $1,444,349       $293,767         $28,182       $352,933            $--             $--         $347,726

     1,877,281        675,539          80,811        183,751        513,090         335,849          596,342
      (432,932)      (381,772)        (52,629)       169,182       (513,090)       (335,849)        (248,616)

     3,184,487      3,463,502         287,130       (150,802)       717,126         191,593        2,415,529
    12,735,340      4,906,631         609,565        265,123      6,556,257       5,144,342        7,424,646
       203,380      2,779,409         327,771             --      1,870,160         726,213               --
    16,123,207     11,149,542       1,224,466        114,321      9,143,543       6,062,148        9,840,175

   $15,690,275    $10,767,770      $1,171,837       $283,503     $8,630,453      $5,726,299       $9,591,559

   Janus Aspen
Series (continued)        Legg Mason Partners Variable Equity Trust        MFS(R) Variable Insurance Trust
----------------------------------------------------------------------------------------------------------
                    ClearBridge   ClearBridge  ClearBridge   ClearBridge
      Janus           Variable      Variable     Variable      Variable        MFS(R)         MFS(R) New
    Henderson        Aggressive     Dividend     Dividend     Large Cap       Investors       Discovery
     Research          Growth       Strategy     Strategy       Value      Trust Series --    Series --
   Portfolio --     Portfolio --  Portfolio -- Portfolio --  Portfolio --      Service         Service
  Service Shares      Class II      Class I      Class II      Class I      Class Shares     Class Shares
----------------------------------------------------------------------------------------------------------
    Year Ended       Year Ended    Year Ended   Year Ended    Year Ended     Year Ended       Year Ended
   December 31,     December 31,  December 31, December 31,  December 31,   December 31,     December 31,
       2017             2017          2017         2017          2017           2017             2017
----------------------------------------------------------------------------------------------------------

            $8,646       $16,436       $70,611     $126,247      $226,033          $30,636            $--

            56,267       120,010        70,023      163,456       237,100           86,631        214,007
           (47,621)     (103,574)          588      (37,209)      (11,067)         (55,995)      (214,007)

           220,485       184,040       266,685      312,940       452,676          256,182        167,558
           610,285       503,861       510,179    1,160,446     1,030,284          651,866      2,784,673
            35,074       427,531            --           --       484,666          219,532        282,065
           865,844     1,115,432       776,864    1,473,386     1,967,626        1,127,580      3,234,296

          $818,223    $1,011,858      $777,452   $1,436,177    $1,956,559       $1,071,585     $3,020,289

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                                                   Oppenheimer
                                                      MFS(R) Variable Insurance Trust  MFS(R) Variable Insurance    Variable
                                                             (continued)                       Trust II           Account Funds
                                                      ------------------------------- --------------------------- -------------
                                                                                         MFS(R)
                                                                                      Massachusetts     MFS(R)     Oppenheimer
                                                      MFS(R) Total       MFS(R)         Investors     Strategic      Capital
                                                         Return        Utilities      Growth Stock      Income    Appreciation
                                                       Series --       Series --      Portfolio --   Portfolio --  Fund/VA --
                                                        Service         Service          Service       Service     Non-Service
                                                      Class Shares    Class Shares    Class Shares   Class Shares    Shares
                                                      --------------- --------------- -------------  ------------ -------------
                                                       Year Ended      Year Ended      Year Ended     Year Ended   Year Ended
                                                      December 31,    December 31,    December 31,   December 31, December 31,
                                                          2017            2017            2017           2017         2017
--------------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                            $1,018,905        $646,253          $33,409        $1,386       $66,569

Mortality and expense risk and administrative charges
(note 4a)                                                  900,084         256,798          125,728           462       398,851
Net investment income (expense)                            118,821         389,455          (92,319)          924      (332,282)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                                 1,170,514         418,144            1,211            95     1,188,652
Change in unrealized appreciation
(depreciation)                                           1,909,747       1,243,268        1,512,665           380     3,023,815
Capital gain distributions                               1,307,932              --          417,438            --     2,534,406
Net realized and unrealized gain (loss)
on investments                                           4,388,193       1,661,412        1,931,314           475     6,746,873

Increase (decrease) in net assets from
operations                                              $4,507,014      $2,050,867       $1,838,995        $1,399    $6,414,591


                                                      Oppenheimer Variable Account Funds (continued)
                                                      ---------------------------------------------
                                                                                       Oppenheimer
                                                                        Oppenheimer    Total Return
                                                       Oppenheimer      Main Street        Bond
                                                       Main Street       Small Cap      Fund/VA --
                                                        Fund/VA --     Fund(R)/VA --   Non-Service
                                                      Service Shares   Service Shares     Shares
                                                      --------------   --------------  ------------

                                                        Year Ended       Year Ended     Year Ended
                                                       December 31,     December 31,   December 31,
                                                           2017             2017           2017
-----------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                              $1,160,544         $310,553      $243,805

Mortality and expense risk and administrative charges
(note 4a)                                                  1,903,831          785,429       142,652
Net investment income (expense)                             (743,287)        (474,876)      101,153

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                                   5,512,937        3,014,408      (151,248)
Change in unrealized appreciation
(depreciation)                                             8,775,146          278,650       360,851
Capital gain distributions                                 1,903,483        2,589,921            --
Net realized and unrealized gain (loss)
on investments                                            16,191,566        5,882,979       209,603

Increase (decrease) in net assets from
operations                                               $15,448,279       $5,408,103      $310,756

                                                      PIMCO Variable Insurance Trust
                                                      -----------------------------
                                                                     Foreign Bond
                                                                      Portfolio
                                                       All Asset     (U.S. Dollar
                                                      Portfolio --    Hedged) --
                                                        Advisor     Administrative
                                                      Class Shares   Class Shares
                                                      ------------- ---------------

                                                       Year Ended     Year Ended
                                                      December 31,   December 31,
                                                          2017           2017
------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                              $347,559        $113,246

Mortality and expense risk and administrative charges
(note 4a)                                                  125,955          44,010
Net investment income (expense)                            221,604          69,236

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                                    19,516          58,734
Change in unrealized appreciation
(depreciation)                                             639,404         (96,164)
Capital gain distributions                                      --              --
Net realized and unrealized gain (loss)
on investments                                             658,920         (37,430)

Increase (decrease) in net assets from
operations                                                $880,524         $31,806

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1



                                      Oppenheimer Variable Account Funds (continued)
--------------------------------------------------------------------------------------------------------------------------

 Oppenheimer       Oppenheimer      Oppenheimer       Oppenheimer       Oppenheimer                       Oppenheimer
   Capital         Conservative     Conservative     Discovery Mid     Discovery Mid    Oppenheimer     Global Strategic
 Appreciation        Balanced         Balanced         Cap Growth        Cap Growth        Global            Income
  Fund/VA --        Fund/VA --       Fund/VA --        Fund/VA --        Fund/VA --      Fund/VA --        Fund/VA --
Service Shares  Non-Service Shares Service Shares  Non-Service Shares  Service Shares  Service Shares  Non-Service Shares
--------------------------------------------------------------------------------------------------------------------------
  Year Ended        Year Ended       Year Ended        Year Ended        Year Ended      Year Ended        Year Ended
 December 31,      December 31,     December 31,      December 31,      December 31,    December 31,      December 31,
     2017              2017             2017              2017              2017            2017              2017
--------------------------------------------------------------------------------------------------------------------------

          $430            $215,786       $370,046              $7,376             $--        $587,192             $86,707

        71,621             149,690        407,644             321,707         113,477       1,270,910              52,134
       (71,191)             66,096        (37,598)           (314,331)       (113,477)       (683,718)             34,573

       114,391             157,609        521,323           1,244,852          92,196       4,116,053             (55,124)
       538,823             606,417        946,247           2,326,532         998,578      19,355,389             196,897
       428,079                  --             --           2,422,955         753,459              --                  --
     1,081,293             764,026      1,467,570           5,994,339       1,844,233      23,471,442             141,773

    $1,010,102            $830,122     $1,429,972          $5,680,008      $1,730,756     $22,787,724            $176,346

                                                               Rydex Variable  State Street Variable Insurance Series
          PIMCO Variable Insurance Trust (continued)               Trust                 Funds, Inc.
---------------------------------------------------------------------------------------------------------------------
                                                                                    Core
               Long-Term U.S.                                                      Value
  High Yield     Government     Low Duration    Total Return                       Equity              Income
 Portfolio --   Portfolio --    Portfolio --    Portfolio --                       V.I.S.              V.I.S.
Administrative Administrative  Administrative  Administrative    NASDAQ --        Fund --             Fund --
 Class Shares   Class Shares    Class Shares    Class Shares    100(R) Fund    Class 1 Shares      Class 1 Shares
---------------------------------------------------------------------------------------------------------------------
                                                                                Period from
  Year Ended     Year Ended      Year Ended      Year Ended      Year Ended     January 1 to         Year Ended
 December 31,   December 31,    December 31,    December 31,    December 31,     April 28,          December 31,
     2017           2017            2017            2017            2017            2017                2017
---------------------------------------------------------------------------------------------------------------------

    $2,256,774       $777,943        $589,187      $4,634,271             $--             $--            $390,080

       758,283        588,694         743,652       3,791,167          86,237          58,782             297,130
     1,498,491        189,249        (154,465)        843,104         (86,237)        (58,782)             92,950

       284,987       (639,158)       (125,407)     (1,047,592)        319,429         666,867             (11,711)
       464,066      2,975,978         121,643       7,643,842         841,249        (275,868)            279,925
            --             --              --              --         424,026         128,679                  --
       749,053      2,336,820          (3,764)      6,596,250       1,584,704         519,678             268,214

    $2,247,544     $2,526,069       $(158,229)     $7,439,354      $1,498,467        $460,896            $361,164

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                State Street Variable Insurance Series Funds, Inc. (continued)
                                         -----------------------------------------------------------------------------
                                            Premier           Real            S&P
                                             Growth          Estate          500(R)       Small-Cap         Total
                                             Equity        Securities        Index          Equity          Return
                                             V.I.S.          V.I.S.          V.I.S.         V.I.S.          V.I.S.
                                            Fund --         Fund --         Fund --        Fund --         Fund --
                                         Class 1 Shares  Class 1 Shares  Class 1 Shares Class 1 Shares  Class 1 Shares
                                         --------------  --------------  -------------- --------------  --------------
                                           Year Ended      Year Ended      Year Ended     Year Ended      Year Ended
                                          December 31,    December 31,    December 31,   December 31,    December 31,
                                              2017            2017            2017           2017            2017
----------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                    $93,476        $834,127      $2,689,060            $--     $16,433,759
Mortality and expense risk and
administrative charges (note 4a)                454,560         844,730       2,267,005        539,787      13,361,856
Net investment income (expense)                (361,084)        (10,603)        422,055       (539,787)      3,071,903

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                        959,616        (840,891)      9,199,814        839,785      13,452,134
Change in unrealized appreciation
(depreciation)                                3,335,297       1,030,534      12,548,912        119,470      66,189,774
Capital gain distributions                    3,010,676       2,060,173       5,367,168      3,254,278      22,006,309
Net realized and unrealized gain (loss)
on investments                                7,305,589       2,249,816      27,115,894      4,213,533     101,648,217

Increase (decrease) in net assets from
operations                                   $6,944,505      $2,239,213     $27,537,949     $3,673,746    $104,720,120

                                            The Prudential Series Fund      Wells Fargo
                                                    (continued)            Variable Trust
                                         --------------------------------- --------------
                                               SP          SP Prudential    Wells Fargo
                                          International    U.S. Emerging      VT Omega
                                             Growth           Growth           Growth
                                          Portfolio --     Portfolio --       Fund --
                                         Class II Shares  Class II Shares     Class 2
                                         ---------------  ---------------  --------------
                                           Year Ended       Year Ended       Year Ended
                                          December 31,     December 31,     December 31,
                                              2017             2017             2017
------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                         $--              $--            $297
Mortality and expense risk and
administrative charges (note 4a)                      17              257          71,028
Net investment income (expense)                      (17)            (257)        (70,731)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                              (9)             337          (2,811)
Change in unrealized appreciation
(depreciation)                                       356            2,915       1,203,777
Capital gain distributions                            --               --          75,637
Net realized and unrealized gain (loss)
on investments                                       347            3,252       1,276,603

Increase (decrease) in net assets from
operations                                          $330           $2,995      $1,205,872

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

State Street Variable Insurance Series
    Funds, Inc. (continued)                   The Alger Portfolios                     The Prudential Series Fund
-----------------------------------------------------------------------------------------------------------------------------

    Total                U.S.               Alger             Alger           Jennison
    Return              Equity            Large Cap         Small Cap           20/20                            Natural
    V.I.S.              V.I.S.              Growth            Growth            Focus          Jennison         Resources
   Fund --             Fund --           Portfolio --      Portfolio --     Portfolio --     Portfolio --     Portfolio --
Class 3 Shares      Class 1 Shares     Class I-2 Shares  Class I-2 Shares  Class II Shares  Class II Shares  Class II Shares
-----------------------------------------------------------------------------------------------------------------------------
  Year Ended          Year Ended          Year Ended        Year Ended       Year Ended       Year Ended       Year Ended
 December 31,        December 31,        December 31,      December 31,     December 31,     December 31,     December 31,
     2017                2017                2017              2017             2017             2017             2017
-----------------------------------------------------------------------------------------------------------------------------

   $10,485,233            $179,813                  $--               $--              $--              $--              $--

    12,329,160             365,339              399,412           280,757           90,934           75,691          527,163
    (1,843,927)           (185,526)            (399,412)         (280,757)         (90,934)         (75,691)        (527,163)

    22,170,390             829,053            1,196,748          (536,291)         642,170          293,457         (783,024)
    42,836,420             548,539            3,052,834         5,422,799          884,555        1,199,674        1,545,754
    16,199,540           2,763,690            2,536,803                --               --               --               --
    81,206,350           4,141,282            6,786,385         4,886,508        1,526,725        1,493,131          762,730

   $79,362,423          $3,955,756           $6,386,973        $4,605,751       $1,435,791       $1,417,440         $235,567

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                      Statements of Changes in Net Assets

                                                                               AB Variable Products Series Fund, Inc.
                                                                         ---------------------------------------------------
                                                                                    AB                        AB
                                                                              Balanced Wealth           Global Thematic
                                                  Consolidated             Strategy Portfolio --      Growth Portfolio --
                                                      Total                       Class B                   Class B
                                         ------------------------------- ------------------------- -------------------------
                                           Year ended      Year ended     Year ended   Year ended   Year ended   Year ended
                                          December 31,    December 31,   December 31, December 31, December 31, December 31,
                                              2017            2016           2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)             $(3,936,684)     $1,234,566        $(319)    $(23,983)    $(51,696)    $(34,789)
Net realized gain (loss) on investments     134,856,786      59,788,061      (30,854)    (395,833)     203,077       89,866
Change in unrealized appreciation
(depreciation) on investments               435,023,403      24,449,029    1,876,473     (371,062)     952,642     (129,442)
Capital gain distribution                   147,665,651     192,886,914      126,002    1,046,543           --           --
Increase (decrease) in net assets from
operations                                  713,609,156     278,358,570    1,971,302      255,665    1,104,023      (74,365)

From capital transactions (note 4):
Net premiums                                 17,507,885      22,598,343       19,874       95,581          120        1,699
Death benefits                             (120,399,647)    (94,392,812)     (73,278)        (592)       4,461           --
Surrenders                                 (625,505,833)   (626,826,621)  (1,578,637)  (1,862,779)    (406,570)    (175,612)
Administrative expenses                     (22,702,881)    (23,591,769)    (106,744)    (115,170)     (16,846)     (10,634)
Transfers between subaccounts
(including fixed account), net               (3,382,923)     67,041,827     (524,762)   1,019,688    2,228,248     (225,897)
Increase (decrease) in net assets from
capital transactions                       (754,483,399)   (655,171,032)  (2,263,547)    (863,272)   1,809,413     (410,444)
Increase (decrease) in net assets           (40,874,243)   (376,812,462)    (292,245)    (607,607)   2,913,436     (484,809)
Net assets at beginning of year           5,619,295,708   5,996,108,170   15,601,485   16,209,092    2,137,936    2,622,745
Net assets at end of year                $5,578,421,465  $5,619,295,708  $15,309,240  $15,601,485   $5,051,372   $2,137,936

Change in units (note 5):
Units purchased                              57,528,786     123,410,924       25,018      719,974      136,930        7,799
Units redeemed                             (101,667,120)   (162,964,491)    (207,650)    (805,429)     (42,248)     (34,922)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (44,138,334)    (39,553,567)    (182,632)     (85,455)      94,682      (27,123)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1



                          AB Variable Products Series Fund, Inc. (continued)
----------------------------------------------------------------------------------------------------------
           AB                          AB                        AB                        AB
       Growth and                 International               Large Cap                 Small Cap
   Income Portfolio --         Value Portfolio --        Growth Portfolio --       Growth Portfolio --
         Class B                     Class B                   Class B                   Class B
----------------------------------------------------------------------------------------------------------
 Year ended     Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31,   December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2017           2016         2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------


  $(125,101)     $(306,968)   $(125,145)   $(322,539)   $(315,695)   $(313,278)    $(92,323)    $(89,426)
  2,953,505      2,472,368    3,622,193   (1,101,255)     789,156    1,692,984     (305,147)    (585,290)
    153,131       (997,718)   7,032,431    1,409,451    3,682,992   (3,955,782)   2,036,054     (963,612)
  3,763,756      2,597,168           --           --    1,192,055    2,232,524           --    1,841,984
  6,745,291      3,764,850   10,529,479      (14,343)   5,348,508     (343,552)   1,638,584      203,656

     36,458         29,937       74,807      172,012      480,452      347,988       38,748       83,097
   (623,709)      (341,838)    (124,859)    (124,449)    (272,151)     (29,277)     (21,671)      (4,851)
 (4,262,541)    (4,947,035)  (5,625,385)  (7,023,627)  (1,869,212)  (1,456,973)    (669,272)    (683,814)
   (100,453)       (97,472)    (368,035)    (512,727)     (82,193)     (77,776)     (24,615)     (25,022)
     49,543       (518,603) (39,899,627)  18,191,033      (71,892)  (7,731,017)     (43,430)    (492,954)
 (4,900,702)    (5,875,011) (45,943,099)  10,702,242   (1,814,996)  (8,947,055)    (720,240)  (1,123,544)
  1,844,589     (2,110,161) (35,413,620)  10,687,899    3,533,512   (9,290,607)     918,344     (919,888)
 43,002,610     45,112,771   72,814,229   62,126,330   18,786,360   28,076,967    5,645,825    6,565,713
$44,847,199    $43,002,610  $37,400,609  $72,814,229  $22,319,872  $18,786,360   $6,564,169   $5,645,825

    210,792        118,806      369,881    5,082,632      122,883      572,410       50,004       36,823
   (436,938)      (414,494)  (6,691,625)  (3,031,196)    (243,070)  (1,379,050)     (86,839)    (105,179)
   (226,146)      (295,688)  (6,321,744)   2,051,436     (120,187)    (806,640)     (36,835)     (68,356)

 AIM Variable Insurance
 Funds (Invesco Variable
    Insurance Funds)
-------------------------
         Invesco
      V.I. American
    Franchise Fund --
     Series I shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2017         2016
-------------------------


  $(172,411)   $(107,558)
    443,287      266,686
    418,223     (764,106)
  1,526,786      626,182
  2,215,885       21,204

    182,199        1,440
   (132,667)     (40,388)
   (999,681)    (546,756)
    (44,376)     (17,601)
 14,400,719     (138,928)
 13,406,194     (742,233)
 15,622,079     (721,029)
  6,856,089    7,577,118
$22,478,168   $6,856,089

    864,141        7,428
   (112,236)     (60,139)
    751,905      (52,711)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                          AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
                                         -----------------------------------------------------------------------------
                                                  Invesco                   Invesco                   Invesco
                                               V.I. American             V.I. Comstock               V.I. Core
                                             Franchise Fund --              Fund --               Equity Fund --
                                             Series II shares          Series II shares           Series I shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)             $(79,258)    $(73,776)   $(192,980)    $185,906    $(638,004)   $(143,213)
Net realized gain (loss) on investments      279,258      427,212    6,555,646    1,847,323      731,816      285,867
Change in unrealized appreciation
(depreciation) on investments                511,408     (763,550)  (3,671,387)   3,448,031    5,144,656   (2,597,314)
Capital gain distribution                    413,919      430,171    1,212,461    6,649,481    4,905,132    6,186,893
Increase (decrease) in net assets from
operations                                 1,125,327       20,057    3,903,740   12,130,741   10,143,600    3,732,233

From capital transactions (note 4):
Net premiums                                      --        1,142       63,132      119,310      203,841      113,319
Death benefits                                (1,236)      (5,219)     (98,361)    (151,430)    (218,921)     (61,800)
Surrenders                                  (335,908)    (477,482)  (4,941,334)  (5,155,723) (10,735,368)  (5,466,587)
Administrative expenses                      (17,700)     (15,668)    (265,741)    (358,473)    (779,928)    (378,621)
Transfers between subaccounts
(including fixed account), net                69,701     (101,814) (54,396,541)  48,396,620    5,385,983   83,548,039
Increase (decrease) in net assets from
capital transactions                        (285,143)    (599,041) (59,638,845)  42,850,304   (6,144,393)  77,754,350
Increase (decrease) in net assets            840,184     (578,984) (55,735,105)  54,981,045    3,999,207   81,486,583
Net assets at beginning of year            4,636,504    5,215,488   85,075,799   30,094,754   90,251,654    8,765,071
Net assets at end of year                 $5,476,688   $4,636,504  $29,340,694  $85,075,799  $94,250,861  $90,251,654

Change in units (note 5):
Units purchased                                7,972       11,538      208,023    4,228,220      866,805    6,364,540
Units redeemed                               (22,233)     (42,374)  (3,840,447)  (1,027,056)  (1,230,926)    (735,216)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (14,261)     (30,836)  (3,632,424)   3,201,164     (364,121)   5,629,324

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
---------------------------------------------------------------------------------------------------------
         Invesco                     Invesco                   Invesco                   Invesco
     V.I. Equity and            V.I. Global Real           V.I. Government         V.I. International
     Income Fund --              Estate Fund --          Securities Fund --          Growth Fund --
    Series II shares            Series II shares           Series I shares          Series II shares
----------------------------------------------------------------------------------------------------------
 Year ended     Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31,   December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2017           2016         2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------


   $(88,101)      $(46,247)     $2,817      $(1,321)        $75          $63      $(161,223)   $(405,274)
    415,575        177,781       3,766        7,562          (1)          (3)     1,460,137    1,350,521
  1,077,645      1,629,167      14,822       (9,497)        (13)         (44)     7,456,114   (2,307,355)
    392,210        631,212       4,013        4,713          --           --             --           --
  1,797,329      2,391,913      25,418        1,457          61           16      8,755,028   (1,362,108)

     17,893         23,267          --           --         240          240         61,333      173,523
    (41,759)       (27,030)     (3,118)      (2,388)         --           --        (86,410)     (47,893)
 (1,665,500)    (2,043,281)    (27,566)     (19,347)         --           --     (5,030,022)  (5,158,543)
   (134,047)      (126,600)       (400)        (379)         --           --       (349,818)    (369,594)
  1,075,602         83,028     (13,019)      (7,240)        364           63     11,523,627  (20,874,189)
   (747,811)    (2,090,616)    (44,103)     (29,354)        604          303      6,118,710  (26,276,696)
  1,049,518        301,297     (18,685)     (27,897)        665          319     14,873,738  (27,638,804)
 20,634,921     20,333,624     257,248      285,145       4,920        4,601     36,773,115   64,411,919
$21,684,439    $20,634,921    $238,563     $257,248      $5,585       $4,920    $51,646,853  $36,773,115

    156,277        239,384       1,685        9,631          35           25      1,477,047      896,276
   (203,323)      (395,442)     (4,666)     (11,643)         --           (7)      (872,437)  (3,285,575)
    (47,046)      (156,058)     (2,981)      (2,012)         35           18        604,610   (2,389,299)

--------------------------
         Invesco
      V.I. Managed
   Volatility Fund --
     Series I shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2017         2016
-------------------------


    $--            $(4)
     --           (399)
     --            399
     --             --
     --             (4)

     --             --
     --             --
     --         (1,175)
     --             --
     --             33
     --         (1,142)
     --         (1,146)
     --          1,146
    $--            $--

     --              2
     --            (75)
     --            (73)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                           AIM Variable Insurance Funds (Invesco Variable        American Century
                                                    Insurance Funds) (continued)             Variable Portfolios II, Inc.
                                         --------------------------------------------------- ----------------------------

                                                  Invesco                   Invesco
                                              V.I. Technology             V.I. Value                    VP
                                                  Fund --            Opportunities Fund --     Inflation Protection
                                              Series I shares          Series II shares          Fund -- Class II
                                         ------------------------- ------------------------- ----------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended     Year ended
                                         December 31, December 31, December 31, December 31, December 31,   December 31,
                                              2017         2016        2017         2016         2017           2016
-------------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)              $--            $(5)      $(85,554)    $(80,321)    $324,631       $(12,122)
Net realized gain (loss) on investments       --            313        (92,883)     (80,879)    (316,675)      (484,696)
Change in unrealized appreciation
(depreciation) on investments                 --           (470)       969,564     (620,703)     726,409         36,365
Capital gain distribution                     --             --             --    1,615,589           --        126,080
Increase (decrease) in net assets from
operations                                    --           (162)       791,127      833,686      734,365       (334,373)

From capital transactions (note 4):
Net premiums                                  --             --         35,107       10,022       46,438         36,625
Death benefits                                --             --        (16,159)      (7,021)    (113,267)         5,414
Surrenders                                    --         (1,545)      (582,320)    (484,928)  (4,449,527)    (3,421,805)
Administrative expenses                       --             --        (18,052)     (16,839)    (322,886)      (228,535)
Transfers between subaccounts
(including fixed account), net                --              4       (519,954)    (247,060)    (855,139)    28,814,193
Increase (decrease) in net assets from
capital transactions                          --         (1,541)    (1,101,378)    (745,826)  (5,694,381)    25,205,892
Increase (decrease) in net assets             --         (1,703)      (310,251)      87,860   (4,960,016)    24,871,519
Net assets at beginning of year               --          1,703      5,792,537    5,704,677   42,575,513     17,703,994
Net assets at end of year                    $--            $--     $5,482,286   $5,792,537  $37,615,497    $42,575,513

Change in units (note 5):
Units purchased                               --             --         18,668       19,395      319,934      2,808,816
Units redeemed                                --           (307)       (78,829)     (68,351)    (793,730)      (722,326)
Net increase (decrease) in units from
capital transactions with contract
owners                                        --           (307)       (60,161)     (48,956)    (473,796)     2,086,490

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                                        BlackRock Variable Series
                              American Century Variable Portfolios, Inc.                                       Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                BlackRock
                                                                                                                Advantage
           VP                        VP                        VP                        VP                 U.S. Total Market
     Income & Growth            International               Ultra(R)                    Value                 V.I. Fund --
     Fund -- Class I           Fund -- Class I           Fund -- Class I           Fund -- Class I          Class III Shares
---------------------------------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2017         2016         2017         2016         2017         2016         2017         2016         2017         2016
---------------------------------------------------------------------------------------------------------------------------------


    $2,842       $1,280      $(5,719)     $(3,513)      $(694)      $(2,140)       $132         $187       $(34,390)    $(75,531)
    35,220        4,368       30,842       19,412       4,421       (13,845)      1,447        3,357        384,333      189,496
    53,781       37,815      127,547      (62,740)      6,149         4,486       3,072        7,907       (960,764)     763,334
    17,429        1,596           --           --       2,308        11,244          --           --      1,139,347      178,681
   109,272       45,059      152,670      (46,841)     12,184          (255)      4,651       11,451        528,526    1,055,980

        --           --           --           --          --            --          --           --         80,717       97,381
    (8,098)          --       (6,215)      (4,635)         --        (2,386)         --           --       (535,752)      17,312
   (69,222)     (40,338)     (57,377)     (52,565)     (2,741)      (10,692)     (2,929)      (4,679)      (412,946)    (342,127)
      (513)        (562)      (1,230)      (1,202)       (302)         (380)       (175)        (191)       (18,796)     (20,845)
  (182,085)     650,935       26,036      (71,574)    (10,647)     (223,529)        198       (5,813)      (562,168)    (631,570)
  (259,918)     610,035      (38,786)    (129,976)    (13,690)     (236,987)     (2,906)     (10,683)    (1,448,945)    (879,849)
  (150,646)     655,094      113,884     (176,817)     (1,506)     (237,242)      1,745          768       (920,419)     176,131
   739,972       84,878      507,408      684,225      45,895       283,137      67,210       66,442      5,489,159    5,313,028
  $589,326     $739,972     $621,292     $507,408     $44,389       $45,895     $68,955      $67,210     $4,568,740   $5,489,159

     1,948       41,959       10,915       21,405          37         6,451           7           --         21,745       22,248
   (15,270)      (4,555)     (12,133)     (31,395)       (683)      (19,895)       (111)        (423)       (89,995)     (70,004)
   (13,322)      37,404       (1,218)      (9,990)       (646)      (13,444)       (104)        (423)       (68,250)     (47,756)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                        BlackRock Variable Series Funds, Inc. (continued)
                                         -------------------------------------------------------------------------------

                                                                                                       BlackRock
                                                 BlackRock                  BlackRock                  Large Cap
                                                   Basic                     Global                      Focus
                                                   Value                   Allocation                   Growth
                                               V.I. Fund --               V.I. Fund --               V.I. Fund --
                                             Class III Shares           Class III Shares           Class III Shares
                                         ------------------------- --------------------------- -------------------------
                                          Year ended   Year ended   Year ended    Year ended    Year ended   Year ended
                                         December 31, December 31, December 31,  December 31,  December 31, December 31,
                                             2017         2016         2017          2016          2017         2016
------------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)            $(294,112)    $165,538   $(1,706,180)  $(2,011,570)    $(52,938)    $(33,160)
Net realized gain (loss) on investments    1,508,241      474,668     2,108,688    (5,051,827)     117,033       56,850
Change in unrealized appreciation
(depreciation) on investments               (812,724)   4,130,257    27,565,058    12,312,354       74,788     (122,261)
Capital gain distribution                  1,386,547    1,306,429     3,154,966            --      661,700      245,115
Increase (decrease) in net assets from
operations                                 1,787,952    6,076,892    31,122,532     5,248,957      800,583      146,544

From capital transactions (note 4):
Net premiums                                  67,631      116,452       213,770       559,611        7,240          600
Death benefits                              (111,051)    (102,188)   (1,232,399)     (434,617)    (100,421)      29,777
Surrenders                                (4,588,814)  (3,082,489)  (29,518,882)  (33,659,797)    (134,277)    (345,480)
Administrative expenses                     (345,092)    (261,110)   (2,121,892)   (2,227,139)      (9,691)      (8,171)
Transfers between subaccounts
(including fixed account), net           (17,189,830)  42,822,077    (8,840,468)   (7,525,368)     666,113     (279,590)
Increase (decrease) in net assets from
capital transactions                     (22,167,156)  39,492,742   (41,499,871)  (43,287,310)     428,964     (602,864)
Increase (decrease) in net assets        (20,379,204)  45,569,634   (10,377,339)  (38,038,353)   1,229,547     (456,320)
Net assets at beginning of year           56,123,428   10,553,794   284,883,039   322,921,392    2,900,089    3,356,409
Net assets at end of year                $35,744,224  $56,123,428  $274,505,700  $284,883,039   $4,129,636   $2,900,089

Change in units (note 5):
Units purchased                              305,280    3,522,670       551,881     2,500,450       46,532        8,231
Units redeemed                            (1,743,341)    (664,333)   (3,527,103)   (5,774,392)     (26,458)     (41,572)
Net increase (decrease) in units from
capital transactions with contract
owners                                    (1,438,061)   2,858,337    (2,975,222)   (3,273,942)      20,074      (33,341)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

      Columbia Funds Variable Series Trust II         Deutsche Variable Series I
---------------------------------------------------------------------------------
        Columbia
        Variable
      Portfolio --                  Variable
         Select                   Portfolio --                Deutsche
      International               Loomis Sayles                Capital
     Equity Fund --              Growth Fund --             Growth VIP --
         Class 2                     Class 1               Class B Shares
---------------------------------------------------------------------------------
             Period from                 Period from
 Year ended  April 29 to     Year ended  April 29 to   Year ended    Year ended
December 31, December 31,   December 31, December 31, December 31,  December 31,
    2017         2016           2017         2016         2017          2016
---------------------------------------------------------------------------------


    $44,142     $177,429      $(840,057)   $(209,744)      $(93)         $(73)
    294,450   (2,695,412)     2,354,943      181,780         42            22
  3,185,521     (441,414)    12,269,071      942,605      1,318          (413)
         --           --             --           --        694           659
  3,524,113   (2,959,397)    13,783,957      914,641      1,961           195

      2,990       28,478         46,530       14,900         --            --
     (7,186)     (15,160)       (61,803)     (61,523)        --            --
 (2,025,459)  (2,045,389)    (5,804,665)  (1,498,004)        --            --
    (50,322)     (96,466)      (372,039)     (64,825)       (24)          (20)
   (237,375)  20,538,461     35,320,018   21,281,420        (36)          (12)
 (2,317,352)  18,409,924     29,128,041   19,671,968        (60)          (32)
  1,206,761   15,450,527     42,911,998   20,586,609      1,901           163
 15,450,528            1     20,586,610            1      8,166         8,003
$16,657,289  $15,450,528    $63,498,608  $20,586,610    $10,067        $8,166

    112,241    5,954,145      4,098,302    2,288,555         --            --
   (332,840)  (4,361,679)    (1,417,973)    (317,299)        (3)           (2)
   (220,599)   1,592,466      2,680,329    1,971,256         (3)           (2)

            Deutsche Variable Series II
---------------------------------------------------



        Deutsche                  Deutsche
        CROCI(R)                Small Mid Cap
       U.S. VIP --              Value VIP --
     Class B Shares            Class B Shares
---------------------------------------------------

 Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31,
    2017         2016         2017         2016
---------------------------------------------------


    $(319)       $(580)       $(168)       $(266)
    1,486          178        1,955          369
    7,946       (5,487)      (1,055)         630
       --        2,621          284        2,046
    9,113       (3,268)       1,016        2,779

       --           --           --           --
       --           --           --           --
     (766)      (2,280)       1,503         (960)
       91          (54)         155          (51)
  (11,444)       3,940      (11,235)        (545)
  (12,119)       1,606       (9,577)      (1,556)
   (3,006)      (1,662)      (8,561)       1,223
   52,936       54,598       20,557       19,334
  $49,930      $52,936      $11,996      $20,557

       55          490           34           31
   (1,029)        (335)        (309)         (99)
     (974)         155         (275)         (68)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                            Dreyfus
                                         -----------------------------------------------------------------------------
                                                  Dreyfus
                                           Investment Portfolios            Dreyfus                 The Dreyfus
                                               MidCap Stock           Variable Investment        Sustainable U.S.
                                               Portfolio --           Fund -- Government     Equity Portfolio, Inc. --
                                              Initial Shares        Money Market Portfolio        Initial Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                              2017         2016        2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)               $(417)       $(390)    $(10,069)    $(15,271)     $(23,673)    $(10,054)
Net realized gain (loss) on investments       1,505          825           --           --        28,177     (223,308)
Change in unrealized appreciation
(depreciation) on investments                11,000        5,522           --           --       368,997      100,230
Capital gain distribution                     1,655        6,818           --           --       394,652      603,980
Increase (decrease) in net assets from
operations                                   13,743       12,775      (10,069)     (15,271)      768,153      470,848

From capital transactions (note 4):
Net premiums                                     --           --           --           --           203          212
Death benefits                                   --           --     (508,009)    (482,755)        3,460      (12,545)
Surrenders                                   (5,138)      (5,183)    (303,433)    (162,768)      (47,478)     (54,533)
Administrative expenses                        (714)        (636)        (823)      (1,553)      (23,060)     (21,367)
Transfers between subaccounts
(including fixed account), net                    1            1    1,123,523      322,684        (6,862)    (920,845)
Increase (decrease) in net assets from
capital transactions                         (5,851)      (5,818)     311,258     (324,392)      (73,737)  (1,009,078)
Increase (decrease) in net assets             7,892        6,957      301,189     (339,663)      694,416     (538,230)
Net assets at beginning of year             104,100       97,143      685,458    1,025,121     5,680,961    6,219,191
Net assets at end of year                  $111,992     $104,100     $986,647     $685,458    $6,375,377   $5,680,961

Change in units (note 5):
Units purchased                                  --           --      182,329       96,361           100       23,647
Units redeemed                                 (187)        (215)    (149,399)    (131,274)       (6,185)     (82,656)
Net increase (decrease) in units from
capital transactions with contract
owners                                         (187)        (215)      32,930      (34,913)       (6,085)     (59,009)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

Eaton Vance Variable Trust                                       Federated Insurance Series
--------------------------------------------------------------------------------------------------------

                                   Federated                 Federated                 Federated
           VT                     High Income               High Income                Kaufmann
      Floating-Rate             Bond Fund II --           Bond Fund II --             Fund II --
       Income Fund              Primary Shares            Service Shares            Service Shares
---------------------------------------------------------------------------------------------------------
 Year ended    Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2017          2016         2017         2016         2017         2016         2017         2016
---------------------------------------------------------------------------------------------------------


   $775,333      $886,206     $629,243     $620,700     $738,207     $662,664    $(287,010)   $(282,278)
     83,330      (543,114)      31,945     (148,612)      54,399      (88,708)     452,975      205,838
    (41,051)    2,942,782      (24,919)   1,060,838      (90,227)   1,206,086    2,058,351   (1,068,348)
         --            --           --           --           --           --    2,087,781    1,403,864
    817,612     3,285,874      636,269    1,532,926      702,379    1,780,042    4,312,097      259,076

    860,830       663,600        2,875          760       33,899       70,123        5,580       13,514
   (380,812)     (133,608)    (309,208)    (150,736)     (23,082)     (33,203)      (9,668)     (13,295)
 (3,720,499)   (4,060,059)  (1,562,315)  (1,522,729)  (1,178,745)  (1,498,626)  (1,658,871)  (1,735,637)
   (299,793)     (296,918)     (16,000)     (19,081)     (45,280)     (46,533)     (78,222)     (74,764)
  4,675,246     1,479,370      420,211     (794,002)    (841,078)    (712,760)  (1,312,145)  (1,193,664)
  1,134,972    (2,347,615)  (1,464,437)  (2,485,788)  (2,054,286)  (2,220,999)  (3,053,326)  (3,003,846)
  1,952,584       938,259     (828,168)    (952,862)  (1,351,907)    (440,957)   1,258,771   (2,744,770)
 45,075,878    44,137,619   12,261,191   13,214,053   14,457,211   14,898,168   17,713,193   20,457,963
$47,028,462   $45,075,878  $11,433,023  $12,261,191  $13,105,304  $14,457,211  $18,971,964  $17,713,193

    741,456     1,334,182       26,219       25,616       30,199       64,693        7,870       46,026
   (641,621)   (1,539,590)     (72,244)    (121,628)    (119,531)    (176,178)    (112,441)    (158,324)
     99,835      (205,408)     (46,025)     (96,012)     (89,332)    (111,485)    (104,571)    (112,298)

--------------------------

        Federated
    Managed Tail Risk
       Fund II --
     Primary Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2017         2016
-------------------------


     $9,873      $20,035
   (144,286)    (189,455)
    598,990     (176,114)
         --           --
    464,577     (345,534)

      7,167        2,680
   (160,862)     (65,343)
   (503,979)    (535,953)
     (8,398)     (10,543)
    (24,936)     (11,465)
   (691,008)    (620,624)
   (226,431)    (966,158)
  5,283,976    6,250,134
 $5,057,545   $5,283,976

     15,627       19,021
    (77,361)     (76,861)
    (61,734)     (57,840)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                            Federated Insurance
                                            Series (continued)        Fidelity(R) Variable Insurance Products Fund
                                         ------------------------- ---------------------------------------------------

                                                                              VIP                       VIP
                                                 Federated             Asset Manager/SM/         Asset Manager/SM/
                                            Managed Volatility           Portfolio --              Portfolio --
                                                  Fund II                Initial Class            Service Class 2
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)             $146,153     $211,073     $271,362      $99,071     $(21,524)    $(57,095)
Net realized gain (loss) on investments       54,941      (68,905)      98,303      130,036      (14,473)      45,982
Change in unrealized appreciation
(depreciation) on investments                665,679      186,922      (32,575)  (1,498,574)     (57,852)    (298,458)
Capital gain distribution                         --           --    5,017,973    2,028,815      836,573      377,030
Increase (decrease) in net assets from
operations                                   866,773      329,090    5,355,063      759,348      742,724       67,459

From capital transactions (note 4):
Net premiums                                     360          360       86,999      288,920          408          408
Death benefits                               (83,169)    (201,909)    (879,039)  (1,248,804)          --      (34,052)
Surrenders                                  (567,163)    (670,285)  (4,180,102)  (3,967,589)  (1,053,708)    (701,980)
Administrative expenses                       (8,838)     (10,413)     (38,371)     (43,125)     (11,108)     (13,782)
Transfers between subaccounts
(including fixed account), net              (122,211)    (224,799)    (776,107)    (479,835)  (1,160,658)    (750,121)
Increase (decrease) in net assets from
capital transactions                        (781,021)  (1,107,046)  (5,786,620)  (5,450,433)  (2,225,066)  (1,499,527)
Increase (decrease) in net assets             85,752     (777,956)    (431,557)  (4,691,085)  (1,482,342)  (1,432,068)
Net assets at beginning of year            5,631,215    6,409,171   44,750,829   49,441,914    7,542,431    8,974,499
Net assets at end of year                 $5,716,967   $5,631,215  $44,319,272  $44,750,829   $6,060,089   $7,542,431

Change in units (note 5):
Units purchased                                4,467        6,628        9,943       32,902       25,523       31,826
Units redeemed                               (41,930)     (62,633)    (143,408)    (163,559)    (166,466)    (132,152)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (37,463)     (56,005)    (133,465)    (130,657)    (140,943)    (100,326)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                      Fidelity(R) Variable Insurance Products Fund (continued)
-------------------------------------------------------------------------------------------------------------
                                                                                               VIP
           VIP                          VIP                         VIP                  Dynamic Capital
        Balanced                   Contrafund(R)               Contrafund(R)              Appreciation
      Portfolio --                 Portfolio --                Portfolio --               Portfolio --
     Service Class 2               Initial Class              Service Class 2            Service Class 2
--------------------------------------------------------------------------------------------------------------
 Year ended     Year ended   Year ended    Year ended    Year ended    Year ended    Year ended   Year ended
December 31,   December 31, December 31,  December 31,  December 31,  December 31,  December 31, December 31,
    2017           2016         2017          2016          2017          2016          2017         2016
--------------------------------------------------------------------------------------------------------------


  $(418,316)     $(473,727)    $(480,684)    $(690,584)  $(1,175,391)  $(1,978,029)    $(21,826)    $(20,192)
  1,656,279        693,387     5,271,110     3,093,756     5,532,883    16,380,470       86,529       29,236
  6,000,747      1,170,468     9,014,818    (4,745,020)   13,474,659   (23,896,418)     249,855     (104,087)
  1,786,068      1,703,430     5,653,190     8,724,390     7,290,931    17,474,342      159,055      106,029
  9,024,778      3,093,558    19,458,434     6,382,542    25,123,082     7,980,365      473,613       10,986

     61,880        217,269        85,654        27,347     1,305,085       837,649          550          550
     77,308          3,192    (2,056,435)   (1,365,279)     (402,109)     (508,703)        (546)      (4,124)
 (6,155,516)    (8,155,519)  (12,480,284)  (10,998,041)  (12,838,916)  (14,991,503)    (215,221)    (223,094)
   (354,530)      (345,299)     (131,147)     (147,190)     (776,657)   (1,053,245)      (8,243)      (8,227)
 (1,020,103)     2,768,370    (3,253,482)   (2,991,604)   14,801,442   (88,135,131)    (146,004)    (138,850)
 (7,390,961)    (5,511,987)  (17,835,694)  (15,474,767)    2,088,845  (103,850,933)    (369,464)    (373,745)
  1,633,817     (2,418,429)    1,622,740    (9,092,225)   27,211,927   (95,870,568)     104,149     (362,759)
 67,007,724     69,426,153   104,523,209   113,615,434   121,938,117   217,808,685    2,361,729    2,724,488
$68,641,541    $67,007,724  $106,145,949  $104,523,209  $149,150,044  $121,938,117   $2,465,878   $2,361,729

    352,190      1,048,220        57,033        65,426     1,605,935     1,513,269        1,328        2,090
   (809,022)    (1,443,558)     (449,907)     (431,540)   (1,262,887)   (8,482,569)     (14,712)     (18,973)
   (456,832)      (395,338)     (392,874)     (366,114)      343,048    (6,969,300)     (13,384)     (16,883)

--------------------------

           VIP
      Equity-Income
      Portfolio --
      Initial Class
-------------------------
 Year ended   Year ended
December 31, December 31,
    2017         2016
-------------------------


   $245,148     $713,481
  1,059,403     (693,924)
  5,943,354    7,130,949
  1,748,239    5,475,755
  8,996,144   12,626,261

    139,946       46,635
 (1,185,539)  (1,728,938)
 (9,744,727)  (8,698,023)
    (86,274)     (97,833)
 (1,053,446)    (914,623)
(11,930,040) (11,392,782)
 (2,933,896)   1,233,479
 86,519,853   85,286,374
$83,585,957  $86,519,853

     36,888       68,238
   (296,843)    (310,210)
   (259,955)    (241,972)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                   Fidelity(R) Variable Insurance Products Fund (continued)
                                         -----------------------------------------------------------------------------
                                                    VIP                       VIP                       VIP
                                               Equity-Income            Growth & Income           Growth & Income
                                               Portfolio --              Portfolio --              Portfolio --
                                              Service Class 2            Initial Class            Service Class 2
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)             $(12,050)   $(226,570)    $(39,320)     $44,487     $(92,037)     $29,393
Net realized gain (loss) on investments      964,680   (1,235,103)     997,758      764,684      873,126    1,037,002
Change in unrealized appreciation
(depreciation) on investments              5,448,613    5,323,595    1,477,534      636,679    1,336,341      413,515
Capital gain distribution                  1,275,369    6,568,306      502,950    1,240,097      448,819      909,366
Increase (decrease) in net assets from
operations                                 7,676,612   10,430,228    2,938,922    2,685,947    2,566,249    2,389,276

From capital transactions (note 4):
Net premiums                                 132,179      171,312        2,475        1,002       57,389      157,695
Death benefits                              (549,651)    (158,859)    (223,320)    (521,787)      (4,554)     (58,448)
Surrenders                                (6,446,849)  (7,263,975)  (2,078,591)  (1,868,697)  (1,476,714)  (1,529,327)
Administrative expenses                     (353,097)    (423,536)     (32,307)     (34,435)     (60,019)     (58,465)
Transfers between subaccounts
(including fixed account), net            24,930,153  (53,048,655)    (224,888)    (300,626)  (1,699,016)   3,730,414
Increase (decrease) in net assets from
capital transactions                      17,712,735  (60,723,713)  (2,556,631)  (2,724,543)  (3,182,914)   2,241,869
Increase (decrease) in net assets         25,389,347  (50,293,485)     382,291      (38,596)    (616,665)   4,631,145
Net assets at beginning of year           52,128,872  102,422,357   20,833,874   20,872,470   19,602,200   14,971,055
Net assets at end of year                $77,518,219  $52,128,872  $21,216,165  $20,833,874  $18,985,535  $19,602,200

Change in units (note 5):
Units purchased                            2,092,152    1,102,852       24,842       36,637       69,100      791,986
Units redeemed                              (742,874)  (5,634,908)    (132,914)    (163,593)    (256,895)    (631,066)
Net increase (decrease) in units from
capital transactions with contract
owners                                     1,349,278   (4,532,056)    (108,072)    (126,956)    (187,795)     160,920

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                     Fidelity(R) Variable Insurance Products Fund (continued)
---------------------------------------------------------------------------------------------------------
           VIP                         VIP
         Growth                      Growth                      VIP                       VIP
      Opportunities               Opportunities                Growth                    Growth
      Portfolio --                Portfolio --              Portfolio --              Portfolio --
      Initial Class              Service Class 2            Initial Class            Service Class 2
----------------------------------------------------------------------------------------------------------
 Year ended     Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31,   December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2017           2016         2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------


  $(111,583)     $(104,138)    $(57,491)   $(468,231)   $(677,191)   $(730,334)   $(269,990)   $(259,040)
    604,602        612,573       91,748     (329,066)   3,967,887    2,898,714    1,211,803      962,397
    946,810       (915,182)     514,295   (2,056,659)   9,302,913   (8,223,943)   2,722,801   (3,866,413)
  1,256,491        203,503      572,056    1,048,670    4,289,384    5,524,531    1,266,200    2,131,079
  2,696,320       (203,244)   1,120,608   (1,805,286)  16,882,993     (531,032)   4,930,814   (1,031,977)

     68,810            240        7,619       47,419       33,866      148,260       78,294       82,220
   (131,495)      (662,638)    (333,627)     (50,097)    (708,416)    (585,718)    (447,595)    (172,070)
 (1,023,289)      (773,541)    (350,628)  (2,808,031)  (6,584,668)  (5,653,434)  (1,971,799)  (1,592,173)
    (12,471)       (14,413)     (23,890)    (231,010)     (61,433)     (65,462)     (55,021)     (45,139)
     38,321       (602,422)    (546,006) (44,195,968)    (670,935)    (620,553)   3,628,324   (5,360,782)
 (1,060,124)    (2,052,774)  (1,246,532) (47,237,687)  (7,991,586)  (6,776,907)   1,232,203   (7,087,944)
  1,636,196     (2,256,018)    (125,924) (49,042,973)   8,891,407   (7,307,939)   6,163,017   (8,119,921)
  8,601,083     10,857,101    4,002,498   53,045,471   53,604,296   60,912,235   15,246,424   23,366,345
$10,237,279     $8,601,083   $3,876,574   $4,002,498  $62,495,703  $53,604,296  $21,409,441  $15,246,424

     31,659          7,982        7,245      579,483       35,519       32,152      249,115       54,351
    (80,867)      (120,033)     (72,701)  (3,553,722)    (221,658)    (220,061)    (237,227)    (511,958)
    (49,208)      (112,051)     (65,456)  (2,974,239)    (186,139)    (187,909)      11,888     (457,607)

----------------------------
            VIP
        Investment
        Grade Bond
       Portfolio --
      Service Class 2
---------------------------
 Year ended    Year ended
December 31,  December 31,
    2017          2016
---------------------------


    $547,329      $746,001
    (450,784)     (645,378)
   2,167,226     3,050,173
     615,806        62,848
   2,879,577     3,213,644

     263,884       223,255
    (326,553)     (219,941)
 (14,925,390)  (15,610,930)
  (1,098,409)   (1,158,993)
  (2,373,404)   14,618,797
 (18,459,872)   (2,147,812)
 (15,580,295)    1,065,832
 137,125,606   136,059,774
$121,545,311  $137,125,606

     957,509     3,337,085
  (2,401,367)   (3,537,286)
  (1,443,858)     (200,201)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                    Fidelity(R) Variable Insurance Products Fund (continued)
                                         -------------------------------------------------------------------------------
                                                    VIP                        VIP                        VIP
                                                  Mid Cap                    Mid Cap                   Overseas
                                               Portfolio --               Portfolio --               Portfolio --
                                               Initial Class             Service Class 2             Initial Class
                                         ------------------------- --------------------------- -------------------------
                                          Year ended   Year ended   Year ended    Year ended    Year ended   Year ended
                                         December 31, December 31, December 31,  December 31,  December 31, December 31,
                                              2017         2016        2017          2016          2017         2016
------------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)                $(5)        $(24)    $(1,492,205)  $(1,534,564)      $7,376         $927
Net realized gain (loss) on investments         30           (1)      3,510,520      (445,675)     521,065      172,235
Change in unrealized appreciation
(depreciation) on investments                1,640          521      14,009,816     6,457,169    3,667,489   (1,383,608)
Capital gain distribution                      527          620       6,328,394     7,501,745       15,545       27,260
Increase (decrease) in net assets from
operations                                   2,192        1,116      22,356,525    11,978,675    4,211,475   (1,183,186)

From capital transactions (note 4):
Net premiums                                   240          240         755,608       552,723        6,131       48,603
Death benefits                                  --           --        (906,813)     (319,855)    (419,103)    (182,569)
Surrenders                                      --         (698)    (13,955,470)  (12,515,306)  (1,795,425)  (1,867,107)
Administrative expenses                         --           --        (680,871)     (598,582)     (21,654)     (22,894)
Transfers between subaccounts
(including fixed account), net                (133)           2     (12,193,815)   15,065,202      230,115     (633,550)
Increase (decrease) in net assets from
capital transactions                           107         (456)    (26,981,361)    2,184,182   (1,999,936)  (2,657,517)
Increase (decrease) in net assets            2,299          660      (4,624,836)   14,162,857    2,211,539   (3,840,703)
Net assets at beginning of year             10,990       10,330     134,193,213   120,030,356   15,402,955   19,243,658
Net assets at end of year                  $13,289      $10,990    $129,568,377  $134,193,213  $17,614,494  $15,402,955

Change in units (note 5):
Units purchased                                  6            9         280,057     1,596,326       39,644       30,849
Units redeemed                                  (3)         (22)     (1,230,162)   (1,441,024)    (111,988)    (138,051)
Net increase (decrease) in units from
capital transactions with contract
owners                                           3          (13)       (950,105)      155,302      (72,344)    (107,202)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

  Fidelity(R) Variable
 Insurance Products Fund
       (continued)                                   Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------------------------------------------------------------
                                   Franklin                                              Franklin
           VIP                  Founding Funds                Franklin                   Large Cap
    Value Strategies              Allocation                   Income                     Growth
      Portfolio --                VIP Fund --                VIP Fund --                VIP Fund --
     Service Class 2            Class 2 Shares             Class 2 Shares             Class 2 Shares
-----------------------------------------------------------------------------------------------------------
 Year ended    Year ended   Year ended   Year ended   Year ended    Year ended    Year ended   Year ended
December 31,  December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,
    2017          2016         2017         2016         2017          2016           2017         2016
-----------------------------------------------------------------------------------------------------------


    $(7,593)     $(18,023)    $551,008   $1,514,162    $6,770,182    $9,992,933     $(1,567)     $(2,927)
     74,076        87,069     (183,017)  (2,334,725)    2,693,829    (3,089,747)      4,445        2,417
   (295,632)      118,628    3,495,190    6,108,152    13,213,794    29,429,386      23,700       (9,253)
    655,723            --    2,939,896    2,489,902            --            --      13,843        3,268
    426,574       187,674    6,803,077    7,777,491    22,677,805    36,332,572      40,421       (6,495)

        122        10,485       62,383      282,562       153,634       491,241          --           --
     (6,574)        2,584     (453,526)     (71,053)   (1,227,358)     (663,162)         --           --
   (272,815)     (276,151)  (7,277,680)  (7,970,871)  (34,615,865)  (38,087,142)    (11,014)     (20,606)
     (7,522)       (7,708)    (481,582)    (515,535)   (1,211,176)   (1,274,012)       (428)        (838)
   (223,441)     (206,679)  (2,323,368)  (4,844,105)   (9,284,928)  (22,283,122)    (21,349)     (22,323)
   (510,230)     (477,469) (10,473,773) (13,119,002)  (46,185,693)  (61,816,197)    (32,791)     (43,767)
    (83,656)     (289,795)  (3,670,696)  (5,341,511)  (23,507,888)  (25,483,625)      7,630      (50,262)
  2,692,785     2,982,580   73,691,880   79,033,391   322,403,562   347,887,187     168,462      218,724
 $2,609,129    $2,692,785  $70,021,184  $73,691,880  $298,895,674  $322,403,562    $176,092     $168,462

      5,765         6,606      281,075    1,291,585       714,387     2,406,215          34          257
    (30,362)      (33,596)  (1,129,671)  (2,495,993)   (3,719,433)   (6,955,188)     (1,545)      (2,503)
    (24,597)      (26,990)    (848,596)  (1,204,408)   (3,005,046)   (4,548,973)     (1,511)      (2,246)



--------------------------

        Franklin
      Mutual Shares
       VIP Fund --
     Class 2 Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2017         2016
-------------------------


   $109,362      $66,768
    462,665      458,380
   (169,534)     312,273
    648,153    1,280,881
  1,050,646    2,118,302

     58,230       79,553
    (65,891)     (54,394)
 (1,101,492)  (1,327,527)
    (78,152)     (76,092)
   (562,687)    (661,818)
 (1,749,992)  (2,040,278)
   (699,346)      78,024
 16,317,531   16,239,507
$15,618,185  $16,317,531

     35,128       70,461
   (127,795)    (197,854)
    (92,667)    (127,393)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                               Franklin Templeton Variable Insurance Products Trust (continued)
                                         -----------------------------------------------------------------------------
                                                 Templeton                 Templeton                 Templeton
                                                  Foreign                   Foreign                 Global Bond
                                                VIP Fund --               VIP Fund --               VIP Fund --
                                              Class 1 Shares            Class 2 Shares            Class 1 Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                              2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)              $92,594      $49,234      $3,421        $1,742     $(85,021)    $(91,735)
Net realized gain (loss) on investments       27,490     (149,538)     19,505       (38,598)     (45,336)    (136,826)
Change in unrealized appreciation
(depreciation) on investments                911,438      387,141      88,903        75,524      180,925      321,035
Capital gain distribution                         --      118,187          --        18,455       20,084        5,684
Increase (decrease) in net assets from
operations                                 1,031,522      405,024     111,829        57,123       70,652       98,158

From capital transactions (note 4):
Net premiums                                   3,395        3,725          --            --       18,463        2,195
Death benefits                              (129,549)       4,944      (6,574)       (8,147)    (104,342)       9,263
Surrenders                                (1,136,063)    (763,243)    (86,509)      (82,484)    (790,958)    (664,942)
Administrative expenses                      (12,839)     (12,899)     (1,241)       (1,894)      (9,920)     (11,538)
Transfers between subaccounts
(including fixed account), net               293,024      250,398    (370,650)      (31,103)     (34,665)    (253,273)
Increase (decrease) in net assets from
capital transactions                        (982,032)    (517,075)   (464,974)     (123,628)    (921,422)    (918,295)
Increase (decrease) in net assets             49,490     (112,051)   (353,145)      (66,505)    (850,770)    (820,137)
Net assets at beginning of year            7,303,105    7,415,156   1,034,939     1,101,444    6,647,862    7,467,999
Net assets at end of year                 $7,352,595   $7,303,105    $681,794    $1,034,939   $5,797,092   $6,647,862

Change in units (note 5):
Units purchased                               31,558       52,955       6,160        40,546       23,722        9,283
Units redeemed                               (96,456)     (92,616)    (39,990)      (49,972)     (73,270)     (62,339)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (64,898)     (39,661)    (33,830)       (9,426)     (49,548)     (53,056)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

   Franklin Templeton
   Variable Insurance
Products Trust (continued)                     Goldman Sachs Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------
        Templeton                 Goldman Sachs              Goldman Sachs             Goldman Sachs
         Growth                 Government Money               Large Cap                  Mid Cap
       VIP Fund --               Market Fund --              Value Fund --             Value Fund --
     Class 2 Shares              Service Shares          Institutional Shares      Institutional Shares
-----------------------------------------------------------------------------------------------------------
 Year ended    Year ended   Year ended    Year ended    Year ended   Year ended   Year ended   Year ended
December 31,  December 31, December 31,  December 31,  December 31, December 31, December 31, December 31,
    2017          2016         2017          2016          2017         2016         2017         2016
-----------------------------------------------------------------------------------------------------------


     $5,890       $46,838   $(1,392,501)  $(2,087,134)     $10,029      $45,445    $(411,457)    $(22,257)
    251,449        51,406            --            --      (30,095)    (251,364)   1,143,437      (68,173)
  1,412,343       188,113            --            --     (620,050)     817,230    1,052,214    4,736,554
         --       354,190            --            --    1,214,491       74,358    2,171,291       24,259
  1,669,682       640,547    (1,392,501)   (2,087,134)     574,375      685,669    3,955,485    4,670,383

     90,857         2,016       165,769       252,019        2,175           --      380,562       36,279
    (18,941)      (32,189)  (86,352,964)  (68,816,128)    (102,988)     (43,323)    (297,862)    (347,178)
   (761,225)     (715,766)  (49,651,362)  (46,886,522)    (808,346)  (1,059,788)  (4,708,444)  (3,331,700)
    (55,199)      (49,448)     (320,619)     (332,242)     (12,086)     (12,955)     (95,600)     (77,203)
  1,834,074      (562,906)  129,524,722   111,673,309      (37,587)    (427,525) (11,261,087)   7,883,927
  1,089,566    (1,358,293)   (6,634,454)   (4,109,564)    (958,832)  (1,543,591) (15,982,431)   4,164,125
  2,759,248      (717,746)   (8,026,955)   (6,196,698)    (384,457)    (857,922) (12,026,946)   8,834,508
  8,798,294     9,516,040   132,975,565   139,172,263    7,464,157    8,322,079   51,961,208   43,126,700
$11,557,542    $8,798,294  $124,948,610  $132,975,565   $7,079,700   $7,464,157  $39,934,262  $51,961,208

    231,424        82,207    19,596,963    19,076,856       15,158        8,512       54,294      495,792
   (136,612)     (216,902)  (20,303,837)  (19,530,206)     (70,140)    (108,152)    (683,925)    (209,215)
     94,812      (134,695)     (706,874)     (453,350)     (54,982)     (99,640)    (629,631)     286,577


JPMorgan Insurance Trust
-------------------------
        JPMorgan
     Insurance Trust
        Core Bond
  Portfolio -- Class 1
-------------------------
 Year ended   Year ended
December 31, December 31,
    2017         2016
-------------------------


    $25,249      $30,293
    (14,160)     (16,795)
     52,481       (2,731)
         --           --
     63,570       10,767

         --           --
    (43,427)     (29,430)
   (340,060)    (351,878)
     (6,322)      (5,393)
    (35,020)     284,630
   (424,829)    (102,071)
   (361,259)     (91,304)
  3,767,632    3,858,936
 $3,406,373   $3,767,632

     29,041      133,448
    (59,689)    (140,825)
    (30,648)      (7,377)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                             JPMorgan Insurance Trust (continued)
                                         -----------------------------------------------------------------------------
                                                 JPMorgan                  JPMorgan                  JPMorgan
                                              Insurance Trust           Insurance Trust           Insurance Trust
                                             Intrepid Mid Cap            Mid Cap Value            Small Cap Core
                                           Portfolio -- Class 1      Portfolio -- Class 1      Portfolio -- Class 1
                                         ------------------------- ------------------------- -------------------------
                                         Period from
                                         January 1 to  Year ended   Year ended   Year ended   Year ended   Year ended
                                           May 19,    December 31, December 31, December 31, December 31, December 31,
                                             2017         2016          2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)             $(1,973)     $(3,899)     $(1,867)      $(786)      $(3,443)     $(2,125)
Net realized gain (loss) on investments      32,261       12,079        9,475       5,146        16,423        4,951
Change in unrealized appreciation
(depreciation) on investments               (17,707)     (12,795)       5,550       2,246        13,006       34,607
Capital gain distribution                        --       36,847       13,603       5,009         1,562          607
Increase (decrease) in net assets from
operations                                   12,581       32,232       26,761      11,615        27,548       38,040

From capital transactions (note 4):
Net premiums                                     --           --           --          --            --           --
Death benefits                                   --       (3,616)      (2,278)         --        (3,230)          --
Surrenders                                  (17,648)     (28,584)     (20,725)     (9,319)      (28,407)     (11,023)
Administrative expenses                        (125)        (323)        (429)       (360)         (211)        (160)
Transfers between subaccounts
(including fixed account), net             (326,969)     (32,431)     196,965      (3,822)      (18,934)     197,065
Increase (decrease) in net assets from
capital transactions                       (344,742)     (64,954)     173,533     (13,501)      (50,782)     185,882
Increase (decrease) in net assets          (332,161)     (32,722)     200,294      (1,886)      (23,234)     223,922
Net assets at beginning of year             332,161      364,883       94,678      96,564       231,315        7,393
Net assets at end of year                       $--     $332,161     $294,972     $94,678      $208,081     $231,315

Change in units (note 5):
Units purchased                                 430        9,497       16,776          98         1,663       15,879
Units redeemed                              (19,956)     (13,549)      (4,693)       (587)       (4,003)      (2,942)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (19,526)      (4,052)      12,083        (489)       (2,340)      12,937

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

JPMorgan Insurance Trust
       (continued)                                                    Janus Aspen Series
----------------------------------------------------------------------------------------------------------
        JPMorgan                     Janus                      Janus                      Janus
     Insurance Trust               Henderson                  Henderson                  Henderson
       U.S. Equity           Balanced Portfolio --      Balanced Portfolio --     Enterprise Portfolio --
  Portfolio -- Class 1       Institutional Shares          Service Shares          Institutional Shares
-----------------------------------------------------------------------------------------------------------
 Year ended    Year ended   Year ended   Year ended   Year ended    Year ended    Year ended   Year ended
December 31,  December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,
    2017          2016         2017         2016         2017          2016          2017         2016
-----------------------------------------------------------------------------------------------------------


   $(11,519)     $(10,402)    $117,787     $562,985     $(432,932)     $143,262    $(381,772)   $(583,883)
    100,473       141,359    2,439,512    1,563,592     3,184,487     2,229,399    3,463,502    2,793,016
    116,687       (69,312)   8,532,626   (1,147,616)   12,735,340    (1,458,305)   4,906,631   (1,116,901)
     11,652        39,060      146,950    1,090,811       203,380     1,512,829    2,779,409    3,561,098
    217,293       100,705   11,236,875    2,069,772    15,690,275     2,427,185   10,767,770    4,653,330

         --            --        5,716       19,027       234,121       659,032        8,793        7,922
    (16,209)      (10,734)  (1,255,222)  (1,372,397)     (139,802)     (314,270)    (988,315)    (211,917)
   (139,378)      (95,706)  (8,664,498)  (8,800,644)  (10,652,017)  (10,834,740)  (5,717,150)  (5,265,262)
     (1,847)       (1,688)     (97,385)    (111,752)     (457,795)     (470,078)     (64,587)     (69,938)
   (127,049)       45,065     (169,826)  (1,005,082)     (511,254)   (3,006,241)    (689,446)    (397,295)
   (284,483)      (63,063) (10,181,215) (11,270,848)  (11,526,747)  (13,966,297)  (7,450,705)  (5,936,490)
    (67,190)       37,642    1,055,660   (9,201,076)    4,163,528   (11,539,112)   3,317,065   (1,283,160)
  1,195,808     1,158,166   71,783,063   80,984,139   103,508,492   115,047,604   45,233,085   46,516,245
 $1,128,618    $1,195,808  $72,838,723  $71,783,063  $107,672,020  $103,508,492  $48,550,150  $45,233,085

      2,090        30,415       38,403       74,415       317,058       805,237       26,164       46,628
    (14,758)      (33,726)    (316,023)    (393,955)     (925,655)   (1,594,294)    (186,172)    (205,278)
    (12,668)       (3,311)    (277,620)    (319,540)     (608,597)     (789,057)    (160,008)    (158,650)


--------------------------
          Janus
        Henderson
 Enterprise Portfolio --
     Service Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2017         2016
-------------------------


   $(52,629)    $(70,611)
    287,130      183,033
    609,565      (56,660)
    327,771      387,369
  1,171,837      443,131

      1,287        1,097
    (58,741)      52,943
   (357,883)    (377,431)
     (9,080)      (8,325)
    (32,829)     (45,899)
   (457,246)    (377,615)
    714,591       65,516
  4,823,600    4,758,084
 $5,538,191   $4,823,600

     24,878       23,654
    (57,918)     (50,936)
    (33,040)     (27,282)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                Janus Aspen Series (continued)
                                         -----------------------------------------------------------------------------
                                                   Janus
                                                 Henderson                   Janus                     Janus
                                               Flexible Bond               Henderson                 Henderson
                                               Portfolio --           Forty Portfolio --        Forty Portfolio --
                                           Institutional Shares      Institutional Shares         Service Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)             $169,182     $219,365    $(513,090)   $(499,034)   $(335,849)   $(782,356)
Net realized gain (loss) on investments     (150,802)     (72,693)     717,126      149,583      191,593   (1,939,882)
Change in unrealized appreciation
(depreciation) on investments                265,123       54,178    6,556,257   (4,028,245)   5,144,342   (3,954,748)
Capital gain distribution                         --           --    1,870,160    4,527,856      726,213    6,920,071
Increase (decrease) in net assets from
operations                                   283,503      200,850    8,630,453      150,160    5,726,299      243,085

From capital transactions (note 4):
Net premiums                                   1,980        4,690        6,032       28,737       37,524      448,710
Death benefits                              (234,543)     (91,482)    (917,348)    (970,812)    (153,130)     (39,902)
Surrenders                                (1,574,688)  (1,748,446)  (3,983,932)  (3,776,898)  (2,399,414)  (4,989,301)
Administrative expenses                      (18,196)     (23,137)     (50,019)     (54,512)    (111,350)    (323,500)
Transfers between subaccounts
(including fixed account), net            (1,683,153)      71,333     (479,196)    (281,196) (27,246,315)  (7,051,421)
Increase (decrease) in net assets from
capital transactions                      (3,508,600)  (1,787,042)  (5,424,463)  (5,054,681) (29,872,685) (11,955,414)
Increase (decrease) in net assets         (3,225,097)  (1,586,192)   3,205,990   (4,904,521) (24,146,386) (11,712,329)
Net assets at beginning of year           14,878,226   16,464,418   32,376,036   37,280,557   37,014,533   48,726,862
Net assets at end of year                $11,653,129  $14,878,226  $35,582,026  $32,376,036  $12,868,147  $37,014,533

Change in units (note 5):
Units purchased                               29,691       45,155       30,883       37,253       46,149      653,842
Units redeemed                              (163,701)    (122,045)    (171,262)    (191,243)  (1,703,952)  (1,182,061)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (134,010)     (76,890)    (140,379)    (153,990)  (1,657,803)    (528,219)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                 Janus Aspen Series (continued)
---------------------------------------------------------------------------------------------------------
          Janus                       Janus                     Janus
        Henderson                   Henderson                 Henderson                   Janus
     Global Research             Global Research          Global Technology             Henderson
      Portfolio --                Portfolio --              Portfolio --          Overseas Portfolio --
  Institutional Shares           Service Shares            Service Shares         Institutional Shares
----------------------------------------------------------------------------------------------------------
 Year ended     Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31,   December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2017           2016         2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------


  $(248,616)     $(134,644)    $(30,810)    $(21,644)    $(77,774)    $(78,021)     $42,897     $699,510
  2,415,529      1,476,408      261,371      155,191      708,180      214,026   (1,392,153)  (1,625,403)
  7,424,646     (1,175,004)     558,030     (128,227)   1,547,467      311,594    7,169,264   (1,774,392)
         --             --           --           --      433,855      205,287           --      677,839
  9,591,559        166,760      788,591        5,320    2,611,728      652,886    5,820,008   (2,022,446)

     17,346         48,246        1,168       12,945        8,436        2,277        3,668        6,056
   (841,092)      (417,202)     (70,551)    (148,776)     (22,004)      78,234     (460,127)    (218,290)
 (4,285,848)    (4,011,386)    (457,580)    (310,756)    (873,778)    (572,262)  (2,493,291)  (1,635,397)
    (47,569)       (54,168)      (5,504)      (5,629)     (16,290)     (13,189)     (32,046)     (35,546)
   (764,830)      (772,210)      58,088       27,317      797,363       90,170     (477,364)    (244,799)
 (5,921,993)    (5,206,720)    (474,379)    (424,899)    (106,273)    (414,770)  (3,459,160)  (2,127,976)
  3,669,566     (5,039,960)     314,212     (419,579)   2,505,455      238,116    2,360,848   (4,150,422)
 40,317,046     45,357,006    3,384,079    3,803,658    5,893,134    5,655,018   21,291,097   25,441,519
$43,986,612    $40,317,046   $3,698,291   $3,384,079   $8,398,589   $5,893,134  $23,651,945  $21,291,097

     23,075         29,381       22,153       12,037      174,782       74,135       24,948       28,419
   (218,403)      (239,430)     (72,968)     (62,000)    (176,931)    (123,585)    (149,725)    (117,158)
   (195,328)      (210,049)     (50,815)     (49,963)      (2,149)     (49,450)    (124,777)     (88,739)

--------------------------

          Janus
        Henderson
  Overseas Portfolio --
     Service Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2017         2016
-------------------------


       $323      $82,029
    (34,706)    (252,135)
    669,836     (231,935)
         --       85,617
    635,453     (316,424)

         --           --
    (27,540)      (3,989)
   (236,809)    (718,002)
     (5,212)      (5,773)
    (80,693)    (169,091)
   (350,254)    (896,855)
    285,199   (1,213,279)
  2,325,985    3,539,264
 $2,611,184   $2,325,985

        261           --
    (25,627)     (86,561)
    (25,366)     (86,561)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                                Legg Mason Partners
                                                   Janus Aspen Series (continued)              Variable Equity Trust
                                         --------------------------------------------------- -------------------------
                                                   Janus                     Janus                  ClearBridge
                                                 Henderson                 Henderson            Variable Aggressive
                                           Research Portfolio --     Research Portfolio --      Growth Portfolio --
                                           Institutional Shares         Service Shares               Class II
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                              2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)            $(437,873)   $(382,417)    $(47,621)    $(43,234)   $(103,574)   $(132,844)
Net realized gain (loss) on investments    1,949,963    1,278,296      220,485      130,205      184,040   (2,191,325)
Change in unrealized appreciation
(depreciation) on investments              7,964,108   (4,078,605)     610,285     (361,953)     503,861      905,002
Capital gain distribution                    406,828    2,637,466       35,074      230,278      427,531      407,496
Increase (decrease) in net assets from
operations                                 9,883,026     (545,260)     818,223      (44,704)   1,011,858   (1,011,671)

From capital transactions (note 4):
Net premiums                                  81,150       28,638           37           14       35,261      135,504
Death benefits                              (388,154)    (936,019)      31,783       70,099     (515,019)      48,330
Surrenders                                (5,331,353)  (5,233,888)    (544,329)    (389,169)    (584,541)    (993,684)
Administrative expenses                      (57,190)     (66,291)      (5,377)      (6,230)     (30,357)     (35,776)
Transfers between subaccounts
(including fixed account), net              (877,571)    (677,905)    (115,152)    (106,646)  (1,411,096) (12,308,223)
Increase (decrease) in net assets from
capital transactions                      (6,573,118)  (6,885,465)    (633,038)    (431,932)  (2,505,752) (13,153,849)
Increase (decrease) in net assets          3,309,908   (7,430,725)     185,185     (476,636)  (1,493,894) (14,165,520)
Net assets at beginning of year           40,553,295   47,984,020    3,428,698    3,905,334    7,729,429   21,894,949
Net assets at end of year                $43,863,203  $40,553,295   $3,613,883   $3,428,698   $6,235,535   $7,729,429

Change in units (note 5):
Units purchased                               31,838       29,098       10,415       25,408       11,614      224,086
Units redeemed                              (254,080)    (304,022)     (59,875)     (64,085)     (91,234)    (714,083)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (222,242)    (274,924)     (49,460)     (38,677)     (79,620)    (489,997)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

            Legg Mason Partners Variable Equity Trust (continued)
-------------------------------------------------------------------------------
       ClearBridge                ClearBridge               ClearBridge
    Variable Dividend          Variable Dividend     Variable Large Cap Value
  Strategy Portfolio --      Strategy Portfolio --         Portfolio --
         Class I                   Class II                   Class I
-------------------------------------------------------------------------------
 Year ended    Year ended   Year ended   Year ended   Year ended   Year ended
December 31,  December 31, December 31, December 31, December 31, December 31,
    2017          2016         2017         2016         2017         2016
-------------------------------------------------------------------------------


       $588        $3,902     $(37,209)    $(13,441)    $(11,067)     $(3,690)
    266,685       285,945      312,940      349,762      452,676     (513,013)
    510,179       301,111    1,160,446      375,470    1,030,284    1,676,323
         --            --           --           --      484,666      303,108
    777,452       590,958    1,436,177      711,791    1,956,559    1,462,728

         --        49,995      102,158        1,099       31,795        4,184
    (16,479)     (189,587)    (179,689)      (6,924)    (210,565)    (106,437)
   (568,953)     (552,674)    (557,423)    (901,025)  (1,476,188)  (1,488,820)
     (8,560)       (8,775)     (23,809)     (12,381)     (39,770)     (39,930)
    (51,548)      411,960      802,462    2,914,945    1,503,950   (3,601,658)
   (645,540)     (289,081)     143,699    1,995,714     (190,778)  (5,232,661)
    131,912       301,877    1,579,876    2,707,505    1,765,781   (3,769,933)
  4,858,837     4,556,960    8,381,196    5,673,691   15,224,335   18,994,268
 $4,990,749    $4,858,837   $9,961,072   $8,381,196  $16,990,116  $15,224,335

     17,377        84,032       89,201      248,195      182,467       48,453
    (57,530)     (104,248)     (80,528)    (118,023)    (138,255)    (520,842)
    (40,153)      (20,216)       8,673      130,172       44,212     (472,389)

          MFS(R) Variable Insurance Trust
---------------------------------------------------
         MFS(R)                    MFS(R)
     Investors Trust            New Discovery
    Series -- Service         Series -- Service
      Class Shares              Class Shares
---------------------------------------------------
 Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31,
    2017         2016         2017         2016
---------------------------------------------------


   $(55,995)    $(53,462)   $(214,007)   $(190,969)
    256,182      215,218      167,558     (316,065)
    651,866     (415,337)   2,784,673      706,160
    219,532      597,647      282,065      594,759
  1,071,585      344,066    3,020,289      793,885

      3,814        2,614        6,156        2,815
     11,173       (9,558)    (201,356)      58,263
   (510,643)    (625,004)  (1,285,210)  (1,522,087)
    (13,265)     (12,739)     (30,226)     (27,715)
     85,178     (123,380)     774,794     (665,942)
   (423,743)    (768,067)    (735,842)  (2,154,666)
    647,842     (424,001)   2,284,447   (1,360,781)
  5,308,897    5,732,898   12,301,012   13,661,793
 $5,956,739   $5,308,897  $14,585,459  $12,301,012

     21,723        7,021       88,995       32,013
    (45,735)     (56,492)    (104,447)    (158,941)
    (24,012)     (49,471)     (15,452)    (126,928)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                             MFS(R) Variable Insurance
                                             MFS(R) Variable Insurance Trust (continued)             Trust II
                                         --------------------------------------------------- -------------------------
                                                                                                      MFS(R)
                                                  MFS(R)                    MFS(R)                 Massachusetts
                                               Total Return                Utilities          Investors Growth Stock
                                             Series -- Service         Series -- Service       Portfolio -- Service
                                               Class Shares              Class Shares              Class Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                              2017        2016          2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)             $118,821     $383,502     $389,455     $366,844     $(92,319)    $(88,334)
Net realized gain (loss) on investments    1,170,514    1,655,255      418,144      307,230        1,211     (119,635)
Change in unrealized appreciation
(depreciation) on investments              1,909,747     (569,702)   1,243,268      914,355    1,512,665     (370,071)
Capital gain distribution                  1,307,932    1,593,507           --      425,160      417,438      880,331
Increase (decrease) in net assets from
operations                                 4,507,014    3,062,562    2,050,867    2,013,589    1,838,995      302,291

From capital transactions (note 4):
Net premiums                                  68,483      214,943       24,104       79,175        8,798       15,148
Death benefits                              (171,573)     (45,730)     (42,976)     (86,710)     (81,314)      29,457
Surrenders                                (4,161,033)  (6,169,362)  (2,006,105)  (1,572,548)    (739,082)    (769,573)
Administrative expenses                     (216,406)    (212,580)     (47,969)     (57,423)     (16,747)     (15,415)
Transfers between subaccounts
(including fixed account), net            (1,378,510)   3,719,429   (1,456,663)    (925,699)     (97,572)     499,610
Increase (decrease) in net assets from
capital transactions                      (5,859,039)  (2,493,300)  (3,529,609)  (2,563,205)    (925,917)    (240,773)
Increase (decrease) in net assets         (1,352,025)     569,262   (1,478,742)    (549,616)     913,078       61,518
Net assets at beginning of year           48,180,165   47,610,903   16,771,890   17,321,506    7,378,626    7,317,108
Net assets at end of year                $46,828,140  $48,180,165  $15,293,148  $16,771,890   $8,291,704   $7,378,626

Change in units (note 5):
Units purchased                              129,903      656,771       27,487      204,468       33,120       94,789
Units redeemed                              (508,611)    (840,047)    (164,056)    (294,043)    (112,359)    (118,887)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (378,708)    (183,276)    (136,569)     (89,575)     (79,239)     (24,098)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

MFS(R) Variable Insurance
  Trust II (continued)                                      Oppenheimer Variable Account Funds
---------------------------------------------------------------------------------------------------------------------------------
         MFS(R)                  Oppenheimer               Oppenheimer               Oppenheimer               Oppenheimer
    Strategic Income        Capital Appreciation      Capital Appreciation      Conservative Balanced     Conservative Balanced
  Portfolio -- Service           Fund/VA --                Fund/VA --                Fund/VA --                Fund/VA --
      Class Shares           Non-Service Shares          Service Shares          Non-Service Shares          Service Shares
---------------------------------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
     2017         2016        2017         2016         2017         2016         2017         2016         2017         2016
---------------------------------------------------------------------------------------------------------------------------------


     $924         $467      $(332,282)   $(287,508)    $(71,191)    $(71,036)     $66,096     $116,614     $(37,598)     $55,490
       95          (30)     1,188,652      755,026      114,391      159,748      157,609       94,810      521,323      650,307
      380        1,562      3,023,815   (4,780,905)     538,823     (832,250)     606,417      219,468      946,247      (38,453)
       --           --      2,534,406    3,025,154      428,079      510,556           --           --           --           --
    1,399        1,999      6,414,591   (1,288,233)   1,010,102     (232,982)     830,122      430,892    1,429,972      667,344

       --           --         11,158       11,903        6,436       10,591        7,291       56,820       36,106       16,249
       --           --       (342,115)    (959,888)     (35,989)     (85,656)    (124,822)    (233,964)     (64,645)     (15,105)
   (5,175)        (320)    (3,253,998)  (2,446,208)    (232,869)    (528,437)  (1,380,602)  (1,097,351)  (2,414,448)  (3,075,275)
     (178)        (182)       (31,691)     (35,830)     (23,322)     (26,541)     (13,331)     (15,169)     (99,349)    (101,039)
      596        9,318     (1,912,203)    (385,652)    (464,541)    (515,298)     306,127      408,790     (132,811)   2,452,515
   (4,757)       8,816     (5,528,849)  (3,815,675)    (750,285)  (1,145,341)  (1,205,337)    (880,874)  (2,675,147)    (722,655)
   (3,358)      10,815        885,742   (5,103,908)     259,817   (1,378,323)    (375,215)    (449,982)  (1,245,175)     (55,311)
   32,118       21,303     27,894,395   32,998,303    4,385,522    5,763,845   11,157,952   11,607,934   22,007,227   22,062,538
  $28,760      $32,118    $28,780,137  $27,894,395   $4,645,339   $4,385,522  $10,782,737  $11,157,952  $20,762,052  $22,007,227

       57          967          5,208       23,855        6,612       30,490       30,020       37,027      135,423      574,772
     (486)         (79)      (106,837)    (124,931)     (41,938)     (97,646)     (56,930)     (63,908)    (389,005)    (634,572)
     (429)         888       (101,629)    (101,076)     (35,326)     (67,156)     (26,910)     (26,881)    (253,582)     (59,800)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                        Oppenheimer Variable Account Funds (continued)
                                         -----------------------------------------------------------------------------
                                                Oppenheimer               Oppenheimer
                                             Discovery Mid Cap         Discovery Mid Cap            Oppenheimer
                                             Growth Fund/VA --         Growth Fund/VA --         Global Fund/VA --
                                            Non-Service Shares          Service Shares            Service Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2017         2016          2017         2016        2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)            $(314,331)   $(319,538)   $(113,477)   $(103,566)   $(683,718)   $(604,834)
Net realized gain (loss) on investments    1,244,852    1,195,889       92,196       45,194    4,116,053    1,115,606
Change in unrealized appreciation
(depreciation) on investments              2,326,532   (2,538,535)     998,578     (482,678)  19,355,389   (9,810,199)
Capital gain distribution                  2,422,955    1,838,508      753,459      555,590           --    6,147,424
Increase (decrease) in net assets from
operations                                 5,680,008      176,324    1,730,756       14,540   22,787,724   (3,152,003)

From capital transactions (note 4):
Net premiums                                  16,678       15,351      148,366      164,402      144,413      572,057
Death benefits                              (315,316)    (218,525)    (132,938)     (32,190)    (331,356)    (201,800)
Surrenders                                (2,797,724)  (2,489,885)    (430,118)    (427,719)  (7,411,783)  (7,028,631)
Administrative expenses                      (22,496)     (25,859)     (36,691)     (31,905)    (476,847)    (501,643)
Transfers between subaccounts
(including fixed account), net              (416,772)    (775,909)     553,568     (594,043)   3,684,057  (22,745,386)
Increase (decrease) in net assets from
capital transactions                      (3,535,630)  (3,494,827)     102,187     (921,455)  (4,391,516) (29,905,403)
Increase (decrease) in net assets          2,144,378   (3,318,503)   1,832,943     (906,915)  18,396,208  (33,057,406)
Net assets at beginning of year           22,242,172   25,560,675    6,550,215    7,457,130   66,986,981  100,044,387
Net assets at end of year                $24,386,550  $22,242,172   $8,383,158   $6,550,215  $85,383,189  $66,986,981

Change in units (note 5):
Units purchased                                6,409       18,047       54,953       28,668      871,234      797,491
Units redeemed                               (81,144)     (95,754)     (50,970)     (71,132)  (1,111,100)  (2,594,440)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (74,735)     (77,707)       3,983      (42,464)    (239,866)  (1,796,949)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                             Oppenheimer Variable Account Funds (continued)
-----------------------------------------------------------------------------------------------------------
       Oppenheimer                 Oppenheimer                Oppenheimer               Oppenheimer
    Global Strategic               Main Street             Main Street Small           Total Return
    Income Fund/VA --              Fund/VA --              Cap Fund(R)/VA --          Bond Fund/VA --
   Non-Service Shares            Service Shares             Service Shares          Non-Service Shares
-----------------------------------------------------------------------------------------------------------
 Year ended    Year ended   Year ended    Year ended    Year ended   Year ended   Year ended   Year ended
December 31,  December 31, December 31,  December 31,  December 31, December 31, December 31, December 31,
    2017          2016         2017          2016          2017         2016         2017         2016
-----------------------------------------------------------------------------------------------------------


    $34,573      $146,586     $(743,287)    $(954,426)   $(474,876)   $(748,296)    $101,153     $251,746
    (55,124)      (92,397)    5,512,937     4,926,044    3,014,408    1,843,069     (151,248)    (267,573)
    196,897       148,225     8,775,146    (5,092,562)     278,650    4,636,999      360,851      229,844
         --            --     1,903,483     9,706,992    2,589,921    2,209,013           --           --
    176,346       202,414    15,448,279     8,586,048    5,408,103    7,940,785      310,756      214,017

      2,615        89,938       164,551       307,913      174,507      348,767       17,413        4,650
    (52,229)      (25,492)     (340,920)      (91,215)    (186,173)     (69,575)    (202,853)    (253,976)
   (604,101)     (431,443)  (12,426,446)  (10,210,224)  (4,894,685)  (4,861,853)    (963,441)  (1,367,155)
     (5,352)       (6,319)     (868,817)     (746,681)    (321,336)    (384,871)     (16,993)     (21,567)
     93,013      (108,907)   (4,788,412)   29,291,102   (6,493,821)  (9,330,793)      61,808      323,312
   (566,054)     (482,223)  (18,260,044)   18,550,895  (11,721,508) (14,298,325)  (1,104,066)  (1,314,736)
   (389,708)     (279,809)   (2,811,765)   27,136,943   (6,313,405)  (6,357,540)    (793,310)  (1,100,719)
  3,800,025     4,079,834   112,227,375    85,090,432   50,574,413   56,931,953   10,453,529   11,554,248
 $3,410,317    $3,800,025  $109,415,610  $112,227,375  $44,261,008  $50,574,413   $9,660,219  $10,453,529

     31,617        37,779       423,949     2,905,518      231,815      562,798       43,385       66,056
    (84,724)      (85,241)   (1,441,093)   (1,696,283)    (691,810)  (1,417,247)    (114,881)    (132,260)
    (53,107)      (47,462)   (1,017,144)    1,209,235     (459,995)    (854,449)     (71,496)     (66,204)

     PIMCO Variable
     Insurance Trust
-------------------------

        All Asset
  Portfolio -- Advisor
      Class Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2017         2016
-------------------------


   $221,604      $65,481
     19,516     (572,433)
    639,404    1,155,002
         --           --
    880,524      648,050

      3,034       81,797
    (70,011)      19,529
   (862,811)    (720,638)
    (30,226)     (32,141)
   (176,974)    (560,291)
 (1,136,988)  (1,211,744)
   (256,464)    (563,694)
  7,488,060    8,051,754
 $7,231,596   $7,488,060

    117,921      404,079
   (191,313)    (510,638)
    (73,392)    (106,559)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                          PIMCO Variable Insurance Trust (continued)
                                         -----------------------------------------------------------------------------
                                                                                                     Long-Term
                                          Foreign Bond Portfolio          High Yield              U.S. Government
                                          (U.S. Dollar Hedged) --        Portfolio --              Portfolio --
                                              Administrative            Administrative            Administrative
                                               Class Shares              Class Shares              Class Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                              2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)              $69,236      $(5,303)  $1,498,491   $2,348,526     $189,249      $97,640
Net realized gain (loss) on investments       58,734       32,157      284,987   (1,548,108)    (639,158)      66,863
Change in unrealized appreciation
(depreciation) on investments                (96,164)     123,172      464,066    6,370,760    2,975,978   (3,486,410)
Capital gain distribution                         --       11,619           --           --           --           --
Increase (decrease) in net assets from
operations                                    31,806      161,645    2,247,544    7,171,178    2,526,069   (3,321,907)

From capital transactions (note 4):
Net premiums                                      81           31       73,428      169,103       88,521       80,662
Death benefits                              (290,652)      (9,220)    (485,905)    (207,060)     (63,689)    (154,164)
Surrenders                                  (274,116)    (327,227)  (5,393,329)  (6,967,266)  (4,693,994)  (3,444,260)
Administrative expenses                       (4,943)      (5,362)    (259,843)    (408,971)    (222,110)    (133,645)
Transfers between subaccounts
(including fixed account), net              (273,163)    (139,424)    (405,741) (35,323,737)     236,235   26,500,529
Increase (decrease) in net assets from
capital transactions                        (842,793)    (481,202)  (6,471,390) (42,737,931)  (4,655,037)  22,849,122
Increase (decrease) in net assets           (810,987)    (319,557)  (4,223,846) (35,566,753)  (2,128,968)  19,527,215
Net assets at beginning of year            3,124,265    3,443,822   48,056,959   83,623,712   36,780,445   17,253,230
Net assets at end of year                 $2,313,278   $3,124,265  $43,833,113  $48,056,959  $34,651,477  $36,780,445

Change in units (note 5):
Units purchased                                9,214        3,858      268,824      862,827      292,452    1,405,546
Units redeemed                               (52,741)     (28,685)    (573,886)  (3,575,766)    (508,451)    (258,502)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (43,527)     (24,827)    (305,062)  (2,712,939)    (215,999)   1,147,044

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

     PIMCO Variable Insurance Trust (continued)           Rydex Variable Trust
----------------------------------------------------------------------------------
      Low Duration                 Total Return
      Portfolio --                 Portfolio --
     Administrative               Administrative                NASDAQ --
      Class Shares                 Class Shares                100(R) Fund
----------------------------------------------------------------------------------

 Year ended     Year ended   Year ended    Year ended    Year ended   Year ended
December 31,   December 31, December 31,  December 31,  December 31, December 31,
    2017           2016         2017          2016          2017         2016
----------------------------------------------------------------------------------


  $(154,465)     $(124,958)     $843,104    $1,184,259     $(86,237)    $(83,605)
   (125,407)      (908,100)   (1,047,592)   (3,007,743)     319,429     (403,097)
    121,643        925,396     7,643,842     5,523,054      841,249     (928,057)
         --             --            --            --      424,026      551,622
   (158,229)      (107,662)    7,439,354     3,699,570    1,498,467     (863,137)

    136,256        470,041       413,251       583,732       22,273       38,799
    (70,852)       588,218      (950,526)   (1,106,426)     (43,677)    (145,947)
 (4,507,218)    (7,396,168)  (26,830,761)  (30,384,515)    (343,040)    (368,431)
   (334,125)      (457,822)   (1,493,680)   (1,710,536)     (18,065)     (15,696)
  3,523,132    (24,592,017)   (3,989,359)  (11,117,004)  (2,754,562)  (7,844,933)
 (1,252,807)   (31,387,748)  (32,851,075)  (43,734,749)  (3,137,071)  (8,336,208)
 (1,411,036)   (31,495,410)  (25,411,721)  (40,035,179)  (1,638,604)  (9,199,345)
 44,856,871     76,352,281   244,474,793   284,509,972    7,065,514   16,264,859
$43,445,835    $44,856,871  $219,063,072  $244,474,793   $5,426,910   $7,065,514

    628,267      2,857,635     1,175,575     3,373,076       24,366      356,593
   (727,477)    (5,564,269)   (3,291,331)   (6,148,724)    (339,345)  (1,212,077)
    (99,210)    (2,706,634)   (2,115,756)   (2,775,648)    (314,979)    (855,484)

State Street Variable Insurance Series Funds, Inc.
---------------------------------------------------
       Core Value
         Equity                    Income
     V.I.S. Fund --            V.I.S. Fund --
     Class 1 Shares            Class 1 Shares
---------------------------------------------------
Period from
January 1 to  Year ended   Year ended   Year ended
 April 28,   December 31, December 31, December 31,
    2017         2016         2017         2016
---------------------------------------------------


   $(58,782)    $(59,508)     $92,950      $58,927
    666,867       23,844      (11,711)         148
   (275,868)     574,015      279,925      326,185
    128,679      460,808           --           --
    460,896      999,159      361,164      385,260

     19,368       17,043       48,584       19,961
      2,158        5,560     (280,898)    (331,384)
   (904,747)  (1,516,491)  (2,720,303)  (2,437,906)
    (11,596)     (37,690)     (55,543)     (60,611)
(11,228,025)    (224,486)    (967,340)      74,084
(12,122,842)  (1,756,064)  (3,975,500)  (2,735,856)
(11,661,946)    (756,905)  (3,614,336)  (2,350,596)
 11,661,946   12,418,851   22,059,120   24,409,716
        $--  $11,661,946  $18,444,784  $22,059,120

     14,229       10,138       52,776       85,920
   (651,440)    (112,996)    (313,281)    (275,785)
   (637,211)    (102,858)    (260,505)    (189,865)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                 State Street Variable Insurance Series Funds, Inc. (continued)
                                         -------------------------------------------------------------------------------
                                              Premier Growth              Real Estate                S&P 500(R)
                                                  Equity                  Securities                    Index
                                              V.I.S. Fund --            V.I.S. Fund --             V.I.S. Fund --
                                              Class 1 Shares            Class 1 Shares             Class 1 Shares
                                         ------------------------- ------------------------- ---------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended    Year ended
                                         December 31, December 31, December 31, December 31, December 31,  December 31,
                                             2017         2016         2017         2016         2017          2016
------------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)            $(361,084)   $(294,624)    $(10,603)    $459,577      $422,055      $554,448
Net realized gain (loss) on investments      959,616      517,216     (840,891)     806,374     9,199,814     8,978,009
Change in unrealized appreciation
(depreciation) on investments              3,335,297   (2,905,133)   1,030,534   (4,236,414)   12,548,912    (1,082,181)
Capital gain distribution                  3,010,676    2,870,461    2,060,173    6,576,157     5,367,168     5,178,688
Increase (decrease) in net assets from
operations                                 6,944,505      187,920    2,239,213    3,605,694    27,537,949    13,628,964

From capital transactions (note 4):
Net premiums                                  50,283       94,218      211,814      348,090       946,443     1,119,525
Death benefits                              (217,202)    (181,747)    (228,458)    (180,816)   (1,722,398)   (2,071,678)
Surrenders                                (3,366,763)  (2,569,347)  (5,922,164)  (6,291,298)  (14,484,966)  (15,736,292)
Administrative expenses                      (68,741)     (69,390)    (235,531)    (269,395)     (336,916)     (322,550)
Transfers between subaccounts
(including fixed account), net              (740,135)    (648,713)  (5,570,520)  (1,878,616)     (559,047)    5,462,845
Increase (decrease) in net assets from
capital transactions                      (4,342,558)  (3,374,979) (11,744,859)  (8,272,035)  (16,156,884)  (11,548,150)
Increase (decrease) in net assets          2,601,947   (3,187,059)  (9,505,646)  (4,666,341)   11,381,065     2,080,814
Net assets at beginning of year           27,772,021   30,959,080   58,909,548   63,575,889   147,455,466   145,374,652
Net assets at end of year                $30,373,968  $27,772,021  $49,403,902  $58,909,548  $158,836,531  $147,455,466

Change in units (note 5):
Units purchased                               24,820       42,698      167,958      447,265       243,805       671,652
Units redeemed                              (224,756)    (223,455)    (473,923)    (744,567)     (838,113)   (1,128,859)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (199,936)    (180,757)    (305,965)    (297,302)     (594,308)     (457,207)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                      State Street Variable Insurance Series Funds, Inc. (continued)
--------------------------------------------------------------------------------------------------------------
    Small-Cap Equity               Total Return                Total Return                U.S. Equity
     V.I.S. Fund --               V.I.S. Fund --              V.I.S. Fund --             V.I.S. Fund --
     Class 1 Shares               Class 1 Shares              Class 3 Shares             Class 1 Shares
--------------------------------------------------------------------------------------------------------------
 Year ended     Year ended   Year ended    Year ended    Year ended    Year ended    Year ended   Year ended
December 31,   December 31, December 31,  December 31,  December 31,  December 31,  December 31, December 31,
    2017           2016         2017          2016          2017          2016          2017         2016
--------------------------------------------------------------------------------------------------------------


  $(539,787)     $(496,289)   $3,071,903    $1,886,777   $(1,843,927)  $(2,832,259)   $(185,526)    $(93,674)
    839,785       (223,416)   13,452,134    12,636,315    22,170,390    13,264,421      829,053      755,416
    119,470      5,440,624    66,189,774     5,708,442    42,836,420     4,931,225      548,539     (859,993)
  3,254,278      1,694,573    22,006,309    14,483,739    16,199,540    12,472,686    2,763,690    1,812,974
  3,673,746      6,415,492   104,720,120    34,715,273    79,362,423    27,836,073    3,955,756    1,614,723

     26,291         67,927     5,131,926     6,393,188     2,021,661     2,469,297       18,696       57,819
   (103,877)      (163,270)   (1,324,337)     (745,447)   (1,953,285)   (1,197,869)    (110,206)    (429,125)
 (4,065,159)    (3,659,581)  (44,882,263)  (50,128,841) (103,466,091)  (96,236,455)  (2,572,008)  (2,627,207)
    (92,063)       (85,125)     (412,054)     (434,008)   (3,209,328)   (3,349,689)     (62,777)     (67,247)
 (1,125,756)       820,647    (4,274,636)      961,951   (25,267,443)  (10,337,251)    (257,236)  (2,646,323)
 (5,360,564)    (3,019,402)  (45,761,364)  (43,953,157) (131,874,486) (108,651,967)  (2,983,531)  (5,712,083)
 (1,686,818)     3,396,090    58,958,756    (9,237,884)  (52,512,063)  (80,815,894)     972,225   (4,097,360)
 36,668,859     33,272,769   782,551,616   791,789,500   668,173,906   748,989,800   22,936,039   27,033,399
$34,982,041    $36,668,859  $841,510,372  $782,551,616  $615,661,843  $668,173,906  $23,908,264  $22,936,039

     78,519        151,869     5,148,363    23,849,987     4,794,373     6,640,877       53,888       22,826
   (244,197)      (282,316)   (7,679,043)  (26,642,557)  (15,176,150)  (15,962,213)    (195,439)    (345,055)
   (165,678)      (130,447)   (2,530,680)   (2,792,570)  (10,381,777)   (9,321,336)    (141,551)    (322,229)

  The Alger Portfolios
-------------------------
     Alger Large Cap
   Growth Portfolio --
    Class I-2 Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2017         2016
-------------------------


  $(399,412)   $(383,117)
  1,196,748      396,818
  3,052,834     (900,538)
  2,536,803       92,553
  6,386,973     (794,284)

      9,728        3,478
   (323,016)    (507,142)
 (2,790,366)  (2,735,897)
    (36,448)     (40,660)
   (456,549)    (467,320)
 (3,596,651)  (3,747,541)
  2,790,322   (4,541,825)
 25,239,535   29,781,360
$28,029,857  $25,239,535

     44,416       26,730
   (187,592)    (211,372)
   (143,176)    (184,642)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                 The Alger
                                          Portfolios (continued)               The Prudential Series Fund
                                         ------------------------- ---------------------------------------------------


                                                   Alger                   Jennison
                                                 Small Cap                20/20 Focus                Jennison
                                            Growth Portfolio --          Portfolio --              Portfolio --
                                             Class I-2 Shares           Class II Shares           Class II Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                              2017         2016         2017         2016         2017         2016
----------------------------------------------------------------------------------------------------------------------

From operations:

Increase (decrease) in net assets
Net investment income (expense)            $(280,757)   $(259,316)    $(90,934)    $(86,529)    $(75,691)    $(70,226)
Net realized gain (loss) on investments     (536,291)  (1,060,481)     642,170      340,009      293,457      139,182
Change in unrealized appreciation
(depreciation) on investments              5,422,799     (628,221)     884,555     (301,026)   1,199,674     (395,198)
Capital gain distribution                         --    2,590,269           --           --           --           --
Increase (decrease) in net assets from
operations                                 4,605,751      642,251    1,435,791      (47,546)   1,417,440     (326,242)

From capital transactions (note 4):
Net premiums                                  33,506       26,453        3,176        9,812       82,191      152,115
Death benefits                              (294,102)     (58,747)       8,781      (51,371)     (69,551)     (33,892)
Surrenders                                (2,184,659)  (1,509,337)    (438,920)    (432,035)    (172,005)    (378,041)
Administrative expenses                      (29,248)     (29,894)     (20,674)     (20,587)     (24,997)     (20,615)
Transfers between subaccounts
(including fixed account), net              (779,233)    (444,509)    (336,788)    (208,823)      69,942   (2,146,449)
Increase (decrease) in net assets from
capital transactions                      (3,253,736)  (2,016,034)    (784,425)    (703,004)    (114,420)  (2,426,882)
Increase (decrease) in net assets          1,352,015   (1,373,783)     651,366     (750,550)   1,303,020   (2,753,124)
Net assets at beginning of year           18,671,566   20,045,349    5,491,329    6,241,879    4,272,748    7,025,872
Net assets at end of year                $20,023,581  $18,671,566   $6,142,695   $5,491,329   $5,575,768   $4,272,748

Change in units (note 5):
Units purchased                               28,056       53,052       17,351       11,516       32,260       29,086
Units redeemed                              (184,120)    (178,663)     (46,585)     (38,924)     (36,779)    (127,971)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (156,064)    (125,611)     (29,234)     (27,408)      (4,519)     (98,885)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                   The Prudential Series Fund (continued)                       Wells Fargo Variable Trust
----------------------------------------------------------------------------------------------------------
                                                                 SP
                                       SP                    Prudential                Wells Fargo
         Natural                  International             U.S. Emerging               VT Omega
        Resources                    Growth                    Growth                    Growth
      Portfolio --                Portfolio --              Portfolio --                 Fund --
     Class II Shares             Class II Shares           Class II Shares               Class 2
----------------------------------------------------------------------------------------------------------
 Year ended     Year ended   Year ended   Year ended   Year ended   Year ended   Year ended    Year ended
December 31,   December 31, December 31, December 31, December 31, December 31, December 31,  December 31,
    2017           2016         2017         2016         2017         2016         2017          2016
----------------------------------------------------------------------------------------------------------


  $(527,163)     $(380,840)     $(17)         $(24)       $(257)       $(230)      $(70,731)     $(39,727)
   (783,024)    (2,925,203)       (9)         (137)         337          257         (2,811)     (134,422)
  1,545,754      8,592,546       356            60        2,915          297      1,203,777       (34,840)
         --             --        --            --           --           --         75,637       148,883
    235,567      5,286,503       330          (101)       2,995          324      1,205,872       (60,106)

    123,962        233,422        --            --           --           --         13,010           626
    (57,502)           173        --            --           --           --         (1,922)      (24,096)
 (3,502,431)    (2,290,864)     (650)         (611)        (366)        (350)      (461,238)     (284,898)
   (267,420)      (187,138)       (4)           (6)         (27)         (28)       (21,818)       (8,702)
 13,003,328      4,505,756        --             1           (1)          --      4,937,864      (318,919)
  9,299,937      2,261,349      (654)         (616)        (394)        (378)     4,465,896      (635,989)
  9,535,504      7,547,852      (324)         (717)       2,601          (54)     5,671,768      (696,095)
 24,861,974     17,314,122     1,215         1,932       14,974       15,028      2,358,487     3,054,582
$34,397,478    $24,861,974      $891        $1,215      $17,575      $14,974     $8,030,255    $2,358,487

  2,935,533      2,365,366        --            --           --           --        217,858         1,567
 (1,345,077)    (1,844,703)      (52)          (57)         (15)         (18)       (26,669)      (35,994)
  1,590,456        520,663       (52)          (57)         (15)         (18)       191,189       (34,427)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                         Notes to Financial Statements

                               December 31, 2017

(1)Description of Entity

   Genworth Life & Annuity VA Separate Account 1 (the "Separate Account") is a separate investment account established on August 19, 1987 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of GLAIC's former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, GLAIC became a direct, wholly-owned subsidiary of GLIC. GLAIC is an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. ("the Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock for a total transaction value of approximately
$2.7 billion, or $5.43 per share in cash. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement.

   Genworth and China Oceanwide continue to work towards satisfying the closing conditions of their proposed transaction as soon as possible. To date, Genworth has announced approvals from the Virginia State Corporation Commission Bureau of Insurance, the North Carolina Department of Insurance, the South Carolina Department of Insurance and the Vermont Insurance Division. In February 2018, Genworth and China Oceanwide re-filed their joint voluntary notice with the Committee on Foreign Investment in the United States ("CFIUS"). In Genworth's most recent joint filing, Genworth provided an additional mitigation approach to further protect the personal data of Genworth policyholders and customers in the United States, the structure of which includes the participation of a leading U.S. third-party data administrator. Genworth and China Oceanwide are fully committed to developing an acceptable solution with CFIUS; however, there can be no assurance that CFIUS will ultimately agree to clear the transaction between Genworth and China Oceanwide on terms acceptable to the parties or at all. In addition to approval and clearance by CFIUS, the closing of the proposed transaction remains subject to the receipt of required regulatory approvals in the U.S., China, and other international jurisdictions and other closing conditions. Genworth and China Oceanwide also continue to be actively engaged with the other relevant regulators regarding the pending applications.

   On November 29, 2017, Genworth, the Parent and Merger Sub entered into a Waiver and Agreement pursuant to which Genworth and the Parent each agreed to waive until April 1, 2018 its right to terminate the Merger Agreement and abandon the merger in accordance with the terms of the Merger Agreement. This was the second waiver and agreement extension, which extended the previous deadline of November 30, 2017, and allows additional time for regulatory reviews of the transaction. On March 27, 2018, Genworth, the Parent and Merger Sub entered into another Waiver and Agreement pursuant to which Genworth and the Parent each agreed to waive until July 1, 2018 its right to terminate the Merger Agreement and abandon the merger in accordance with the terms of the Merger Agreement. This was the fourth waiver and agreement extension, which extended the previous deadline of April 1, 2018. In addition, Genworth and the Parent acknowledged that the Merger Agreement may be terminated, and the merger abandoned, at any time prior to July 1, 2018 by the board of directors of either Genworth or the Parent, if CFIUS notifies Genworth, the Parent and Merger Sub that it has completed its review of the Merger and the mitigation proposals presented by the parties, and intends to recommend that the President of the United States of America act to suspend or prohibit the merger or any of the other transactions contemplated by the Merger Agreement. Genworth and China Oceanwide remain committed to satisfying the closing conditions under the Merger Agreement as soon as possible.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017


   GLAIC has a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

   GLAIC's principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

   GLAIC is a subsidiary of Genworth, a financial services company dedicated to helping meet the homeownership and long-term care needs of our customers. GLAIC operates through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. Life Insurance. GLAIC's principal products in its U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

     In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of GLAIC's offerings for traditional life insurance and fixed annuity products. GLAIC, however, continues to service its existing retained and reinsured blocks of business.

  . Runoff. GLAIC's Runoff segment includes the results of non-strategic products that are no longer actively sold. GLAIC's non-strategic products primarily include its variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of funding agreements and funding agreements backing notes. Most of GLAIC's variable annuities include guaranteed minimum death benefits. Some of GLAIC's group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. GLAIC no longer offers retail and group variable annuities but continues to accept purchase payments on and service its existing block of business. GLAIC also no longer offers variable life insurance policies but it continues to service existing policies.

   GLAIC also has Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.

   GLAIC does business in all states, except New York, the District of Columbia and Bermuda.

   The Separate Account has subaccounts that currently invest in series or portfolios ("Portfolios") of open-end mutual funds ("Funds"). Such Portfolios are not sold directly to the general public. The Portfolios are sold to GLAIC, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

   Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to GLAIC. However, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of GLAIC's General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017


   The Separate Account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

   On June 12, 2017, BlackRock Variable Series Funds, Inc. -- BlackRock Large Cap Growth V.I. Fund -- Class III Shares changed its name to BlackRock Variable Series Funds, Inc. -- BlackRock Large Cap Focus Growth V.I. Fund -- Class III Shares.

   On June 12, 2017, BlackRock Variable Series Funds, Inc. -- BlackRock Value Opportunities V.I. Fund -- Class III Shares changed its name to BlackRock Variable Series Funds, Inc. -- BlackRock Advantage U.S. Total Market V.I. Fund -- Class III Shares.

   On June 5, 2017, Janus Aspen Series -- Balanced Portfolio -- Institutional Shares changed its name to Janus Aspen Series -- Janus Henderson Balanced Portfolio -- Institutional Shares.

   On June 5, 2017, Janus Aspen Series -- Balanced Portfolio -- Service Shares changed its name to Janus Aspen Series -- Janus Henderson Balanced Portfolio -- Service Shares.

   On June 5, 2017, Janus Aspen Series -- Enterprise Portfolio -- Institutional Shares changed its name to Janus Aspen Series -- Janus Henderson Enterprise Portfolio -- Institutional Shares.

   On June 5, 2017, Janus Aspen Series -- Enterprise Portfolio -- Service Shares changed its name to Janus Aspen Series -- Janus Henderson Enterprise Portfolio -- Service Shares.

   On June 5, 2017, Janus Aspen Series -- Flexible Bond Portfolio -- Institutional Shares changed its name to Janus Aspen Series -- Janus Henderson Flexible Bond Portfolio -- Institutional Shares.

   On June 5, 2017, Janus Aspen Series -- Forty Portfolio -- Institutional Shares changed its name to Janus Aspen Series -- Janus Henderson Forty Portfolio -- Institutional Shares.

   On June 5, 2017, Janus Aspen Series -- Forty Portfolio -- Service Shares changed its name to Janus Aspen Series -- Janus Henderson Forty Portfolio -- Service Shares.

   On June 5, 2017, Janus Aspen Series -- Global Research Portfolio -- Institutional Shares changed its name to Janus Aspen Series -- Janus Henderson Global Research Portfolio -- Institutional Shares.

   On June 5, 2017, Janus Aspen Series -- Global Research Portfolio -- Service Shares changed its name to Janus Aspen Series -- Janus Henderson Global Research Portfolio -- Service Shares.

   On June 5, 2017, Janus Aspen Series -- Global Technology Portfolio -- Service Shares changed its name to Janus Aspen Series -- Janus Henderson Global Technology Portfolio -- Service Shares.

   On June 5, 2017, Janus Aspen Series -- Overseas Portfolio -- Institutional Shares changed its name to Janus Aspen Series -- Janus Henderson Overseas Portfolio -- Institutional Shares.

   On June 5, 2017, Janus Aspen Series -- Overseas Portfolio -- Service Shares changed its name to Janus Aspen Series -- Janus Henderson Overseas Portfolio -- Service Shares.

   On May 19, 2017, JPMorgan Insurance Trust -- JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- Class 1 was liquidated and the cash was reinvested in Dreyfus -- Dreyfus Variable Investment Fund -- Government Money Market Portfolio.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017


   On May 1, 2017, Dreyfus -- The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares changed its name to Dreyfus -- The Dreyfus Sustainable U.S. Equity Portfolio, Inc. -- Initial Shares.

   On April 28, 2017, Deutsche Variable Series II -- Deutsche Large Cap Value VIP -- Class B Shares changed its name to Deutsche Variable Series II -- Deutsche CROCI(R) U.S. VIP -- Class B Shares.

   On April 28, 2017, Janus Aspen Series -- Janus Portfolio -- Institutional Shares changed its name to Janus Aspen Series -- Research Portfolio -- Institutional Shares. Subsequently, on June 5, 2017, Janus Aspen Series -- Research Portfolio -- Institutional Shares changed its name to Janus Aspen Series -- Janus Henderson Research Portfolio -- Institutional Shares.

   On April 28, 2017, Janus Aspen Series -- Janus Portfolio -- Service Shares changed its name to Janus Aspen Series -- Research Portfolio -- Service Shares. Subsequently, on June 5, 2017, Janus Aspen Series -- Research Portfolio -- Service Shares changed its name to Janus Aspen Series -- Janus Henderson Research Portfolio -- Service Shares.

   On April 28, 2017, Oppenheimer Variable Account Funds -- Oppenheimer Core Bond Fund/VA -- Non-Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Total Return Bond Fund/VA -- Non-Service Shares.

   On April 28, 2017, State Street Variable Insurance Series Funds, Inc. -- Core Value Equity V.I.S. Fund -- Class 1 Shares was liquidated and the cash was reinvested in Goldman Sachs Variable Insurance Trust -- Goldman Sachs Government Money Market Fund -- Service Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Core Value Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Core Value Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Income Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Income V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Premier Growth Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Premier Growth Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Real Estate Securities Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Real Estate Securities V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- S&P 500(R) Index Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- S&P 500(R) Index V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Small-Cap Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Small-Cap Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Total Return Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Total Return Fund -- Class 3 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund -- Class 3 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- U.S. Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- U.S. Equity V.I.S. Fund -- Class 1 Shares.

   On May 1, 2016, Dreyfus -- Dreyfus Variable Investment Fund -- Money Market Portfolio changed its name to Dreyfus -- Dreyfus Variable Investment Fund -- Government Money Market Portfolio.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017


   On April 29, 2016, Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- International Opportunities Fund -- Class 2 was liquidated and the cash was reinvested in Columbia Funds Variable Series Trust II -- Columbia Variable Portfolio -- Select International Equity Fund --
Class 2.

   On April 29, 2016, Columbia Funds Variable Insurance Trust I -- Variable Portfolio -- Loomis Sayles Growth Fund II -- Class 1 was liquidated and the cash was reinvested in Columbia Funds Variable Series Trust II -- Variable Portfolio -- Loomis Sayles Growth Fund -- Class 1.

   On April 15, 2016, Goldman Sachs Variable Insurance Trust -- Goldman Sachs Money Market Fund -- Service Shares changed its name to Goldman Sachs Variable Insurance Trust -- Goldman Sachs Government Money Market Fund -- Service Shares.

   As of December 31, 2017, AIM Variable Insurance Funds -- Invesco V.I. Mid Cap Growth Fund -- Series I shares and The Prudential Series Fund -- Equity Portfolio -- Class II Shares were available as investment options under the contract, but not shown on the statements due to not having any activity from January 1, 2016 through December 31, 2017.

   All designated Portfolios listed above are series type mutual funds.

(2)Summary of Significant Accounting Policies

  (a) Basis of Presentation

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. Prior year balances related to funds liquidated in 2016 are not disclosed in the Statements of Changes in Net Assets as they are no longer active in 2017. The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services -- Investment Companies.

  (b) Investments

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

   Valuation Inputs: Various inputs are used to determine the value of the mutual fund's investments. These inputs are summarized in the three broad levels listed below:

  .  Level 1 -- quoted prices in active markets for identical securities;

  . Level 2 -- observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

  .  Level 3 -- unobservable inputs.

   The investments of the Separate Account are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2017, and there were no transfers between Level 1 and Level 2 during 2017.

   Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (c) Unit Classes

   There are several unit classes of subaccounts based on the variable annuity contract through which the subaccounts are available. An indefinite number of units in each unit class is authorized. Each unit class has its own expense structure as noted in note (4)(a) below. In January 2011, Genworth Financial announced that its insurance company subsidiaries, including GLAIC, would discontinue new sales of variable annuity products but would continue to service existing blocks of business. Although the contracts are no longer available for new sales, additional purchase payments may still be accepted under the terms of the contracts.

  (d) Federal Income Taxes

   The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

  (e) Payments During Annuitization

   Net assets allocated to the contracts in variable payout stages ("variable annuitization") are computed in accordance with the mortality tables in effect at the time of contract issue. The default assumed interest rate is an effective annual rate of 3% for all variable annuitizations paid on a life contingency basis, with the exception of those contract owners who have annuitized while electing the Payment Optimizer Plus rider option. Under this rider option, the assumed interest rate is 4%. For contract owners who have purchased the RetireReady/SM/ Retirement Answer variable annuity, the assumed interest rate is 3.5%. The mortality risk is fully borne by GLAIC and may result in amounts transferred from GLAIC's General Account to the Separate Account should annuitants live longer than assumed. GLAIC may transfer amounts from the Separate Account to its General Account should the contracts experience higher mortality than assumed.

  (f) Subsequent Events

   The Separate Account evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

(3)Purchases and Sales of Investments

   The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 2017 were:

                           Cost of    Proceeds
                            Shares      from
Fund/Portfolio             Acquired  Shares Sold
--------------            ---------- -----------
AB Variable Products
  Series Fund, Inc.
  AB Balanced Wealth
   Strategy Portfolio --
   Class B............... $  728,650 $ 2,861,735
  AB Global Thematic
   Growth Portfolio --
   Class B...............  2,610,481     852,154
  AB Growth and Income
   Portfolio -- Class B..  8,918,628  10,180,391
  AB International Value
   Portfolio -- Class B..  3,803,349  49,873,223
  AB Large Cap Growth
   Portfolio -- Class B..  3,779,486   4,760,652
  AB Small Cap Growth
   Portfolio -- Class B..  1,068,629   1,880,755

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                            Cost of     Proceeds
                             Shares       from
Fund/Portfolio              Acquired   Shares Sold
--------------             ----------- -----------
AIM Variable Insurance
  Funds (Invesco
  Variable Insurance
  Funds)
  Invesco V.I. American
   Franchise Fund --
   Series I shares........ $16,921,289 $ 2,159,182
  Invesco V.I. American
   Franchise Fund --
   Series II shares.......     629,755     580,035
  Invesco V.I. Comstock
   Fund -- Series II
   shares.................   5,320,809  63,941,641
  Invesco V.I. Core
   Equity Fund -- Series
   I shares...............  18,881,192  20,681,000
  Invesco V.I. Equity
   and Income Fund --
   Series II shares.......   3,046,434   3,490,955
  Invesco V.I. Global
   Real Estate Fund --
   Series II shares.......      34,353      71,699
  Invesco V.I.
   Government Securities
   Fund -- Series I
   shares.................         719          40
  Invesco V.I.
   International Growth
   Fund -- Series II
   shares.................  18,197,948  12,235,808
  Invesco V.I. Managed
   Volatility Fund --
   Series I shares........          --          --
  Invesco V.I.
   Technology Fund --
   Series I shares........          --          --
  Invesco V.I. Value
   Opportunities Fund --
   Series II shares.......     352,500   1,538,897
American Century
  Variable Portfolios
  II, Inc.
  VP Inflation
   Protection Fund --
   Class II...............   4,787,720  10,142,782
American Century
  Variable Portfolios,
  Inc.
  VP Income & Growth
   Fund -- Class I........      66,206     305,869
  VP International Fund
   -- Class I.............     151,472     196,004
  VP Ultra(R) Fund --
   Class I................       3,290      15,377
  VP Value Fund --
   Class I................       1,305       4,084
BlackRock Variable
  Series Funds, Inc.
  BlackRock Advantage
   U.S. Total Market
   V.I. Fund --
   Class III Shares.......   1,631,105   1,972,143
  BlackRock Basic Value
   V.I. Fund --
   Class III Shares.......   6,531,765  27,593,147
  BlackRock Global
   Allocation V.I. Fund
   -- Class III Shares....  14,596,819  54,717,404
  BlackRock Large Cap
   Focus Growth V.I.
   Fund -- Class III
   Shares.................   1,704,867     667,088
Columbia Funds Variable
  Series Trust II
  Columbia Variable
   Portfolio -- Select
   International Equity
   Fund -- Class 2........   1,586,313   3,858,211
  Variable Portfolio --
   Loomis Sayles Growth
   Fund -- Class 1........  46,536,824  18,247,352
Deutsche Variable Series
  I
  Deutsche Capital
   Growth VIP -- Class B
   Shares.................         738         196
Deutsche Variable Series
  II
  Deutsche CROCI(R) U.S.
   VIP -- Class B Shares..       1,292      13,731
  Deutsche Small Mid Cap
   Value VIP -- Class B
   Shares.................       1,074      10,536
Dreyfus
  Dreyfus Investment
   Portfolios MidCap
   Stock Portfolio --
   Initial Shares.........       2,774       7,388
  Dreyfus Variable
   Investment Fund --
   Government Money
   Market Portfolio.......   1,671,665   1,312,003
  The Dreyfus
   Sustainable U.S.
   Equity Portfolio,
   Inc. -- Initial Shares.     464,543     167,272
Eaton Vance Variable
  Trust
  VT Floating-Rate
   Income Fund............  11,107,248   9,226,084
Federated Insurance
  Series
  Federated High Income
   Bond Fund II --
   Primary Shares.........   1,433,233   2,270,892
  Federated High Income
   Bond Fund II --
   Service Shares.........   1,638,240   2,956,252
  Federated Kaufmann
   Fund II -- Service
   Shares.................   2,307,452   3,589,314
  Federated Managed Tail
   Risk Fund II --
   Primary Shares.........     259,453     925,851
  Federated Managed
   Volatility Fund II.....     323,263     949,882

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                             Cost of     Proceeds
                              Shares       from
Fund/Portfolio               Acquired   Shares Sold
--------------             ------------ ------------
Fidelity(R) Variable
  Insurance Products Fund
  VIP Asset Manager/SM/
   Portfolio -- Initial
   Class.................. $  6,295,054 $  6,725,324
  VIP Asset Manager/SM/
   Portfolio -- Service
   Class 2................    1,336,856    2,747,425
  VIP Balanced Portfolio
   -- Service Class 2.....    8,534,667   14,552,201
  VIP Contrafund(R)
   Portfolio -- Initial
   Class..................    8,894,724   21,459,934
  VIP Contrafund(R)
   Portfolio -- Service
   Class 2................   37,687,231   29,565,062
  VIP Dynamic Capital
   Appreciation
   Portfolio -- Service
   Class 2................      211,050      454,232
  VIP Equity-Income
   Portfolio -- Initial
   Class..................    5,584,349   15,410,717
  VIP Equity-Income
   Portfolio -- Service
   Class 2................   33,720,714   14,737,033
  VIP Growth & Income
   Portfolio -- Initial
   Class..................    1,408,557    3,506,097
  VIP Growth & Income
   Portfolio -- Service
   Class 2................    1,982,116    4,808,615
  VIP Growth
   Opportunities
   Portfolio -- Initial
   Class..................    1,990,496    1,901,901
  VIP Growth
   Opportunities
   Portfolio -- Service
   Class 2................      716,076    1,446,353
  VIP Growth Portfolio
   -- Initial Class.......    5,904,133   10,206,067
  VIP Growth Portfolio
   -- Service Class 2.....    6,538,588    4,327,631
  VIP Investment Grade
   Bond Portfolio --
   Service Class 2........   15,542,261   32,812,722
  VIP Mid Cap Portfolio
   -- Initial Class.......          861          232
  VIP Mid Cap Portfolio
   -- Service Class 2.....   13,857,332   36,116,442
  VIP Overseas Portfolio
   -- Initial Class.......    1,257,063    3,004,213
  VIP Value Strategies
   Portfolio -- Service
   Class 2................      810,122      672,319
Franklin Templeton
  Variable Insurance
  Products Trust
  Franklin Founding
   Funds Allocation VIP
   Fund -- Class 2 Shares.    8,288,392   15,278,978
  Franklin Income VIP
   Fund -- Class 2 Shares.   23,631,859   63,201,849
  Franklin Large Cap
   Growth VIP Fund --
   Class 2 Shares.........       15,549       36,085
  Franklin Mutual Shares
   VIP Fund -- Class 2
   Shares.................    1,590,348    2,582,839
  Templeton Foreign VIP
   Fund -- Class 1 Shares.      684,105    1,531,712
  Templeton Foreign VIP
   Fund -- Class 2 Shares.       94,291      556,227
  Templeton Global Bond
   VIP Fund -- Class 1
   Shares.................      456,216    1,442,656
  Templeton Growth VIP
   Fund -- Class 2 Shares.    2,952,808    1,856,222
Goldman Sachs Variable
  Insurance Trust
  Goldman Sachs
   Government Money
   Market Fund --
   Service Shares.........  181,381,760  189,291,837
  Goldman Sachs Large
   Cap Value Fund --
   Institutional Shares...    1,595,310    1,329,730
  Goldman Sachs Mid Cap
   Value Fund --
   Institutional Shares...    3,954,799   18,274,161
JPMorgan Insurance Trust
  JPMorgan Insurance
   Trust Core Bond
   Portfolio -- Class 1...      487,128      885,963
  JPMorgan Insurance
   Trust Intrepid Mid
   Cap Portfolio --
   Class 1................        7,566      354,285
  JPMorgan Insurance
   Trust Mid Cap Value
   Portfolio -- Class 1...      264,956       79,680
  JPMorgan Insurance
   Trust Small Cap Core
   Portfolio -- Class 1...       30,791       83,614
  JPMorgan Insurance
   Trust U.S. Equity
   Portfolio -- Class 1...       67,159      351,501

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                           Cost of     Proceeds
                            Shares       from
Fund/Portfolio             Acquired   Shares Sold
--------------            ----------- -----------
Janus Aspen Series
  Janus Henderson
   Balanced Portfolio --
   Institutional Shares.. $ 3,093,568 $12,947,124
  Janus Henderson
   Balanced Portfolio --
   Service Shares........   7,912,206  19,683,716
  Janus Henderson
   Enterprise Portfolio
   -- Institutional
   Shares................   4,333,533   9,222,675
  Janus Henderson
   Enterprise Portfolio
   -- Service Shares.....     675,558     857,558
  Janus Henderson
   Flexible Bond
   Portfolio --
   Institutional Shares..   1,126,816   4,457,537
  Janus Henderson Forty
   Portfolio --
   Institutional Shares..   2,918,551   6,968,657
  Janus Henderson Forty
   Portfolio -- Service
   Shares................   1,684,279  31,200,828
  Janus Henderson Global
   Research Portfolio --
   Institutional Shares..   1,019,956   7,144,261
  Janus Henderson Global
   Research Portfolio --
   Service Shares........     237,844     743,149
  Janus Henderson Global
   Technology Portfolio
   -- Service Shares.....   2,388,444   2,156,200
  Janus Henderson
   Overseas Portfolio --
   Institutional Shares..   1,138,352   4,513,520
  Janus Henderson
   Overseas Portfolio --
   Service Shares........      42,744     392,639
  Janus Henderson
   Research Portfolio --
   Institutional Shares..   1,409,470   8,003,472
  Janus Henderson
   Research Portfolio --
   Service Shares........     172,220     818,031
Legg Mason Partners
  Variable Equity Trust
  ClearBridge Variable
   Aggressive Growth
   Portfolio -- Class II.     792,513   3,041,314
  ClearBridge Variable
   Dividend Strategy
   Portfolio -- Class I..     356,889     999,804
  ClearBridge Variable
   Dividend Strategy
   Portfolio -- Class II.   1,526,696   1,428,927
  ClearBridge Variable
   Large Cap Value
   Portfolio -- Class I..   3,208,056   2,880,735
MFS(R) Variable
  Insurance Trust
  MFS(R) Investors Trust
   Series -- Service
   Class Shares..........     690,937   1,022,464
  MFS(R) New Discovery
   Series -- Service
   Class Shares..........   1,730,571   2,467,411
  MFS(R) Total Return
   Series -- Service
   Class Shares..........   4,441,286   8,871,495
  MFS(R) Utilities
   Series -- Service
   Class Shares..........   1,339,599   4,502,268
MFS(R) Variable
  Insurance Trust II
  MFS(R) Massachusetts
   Investors Growth
   Stock Portfolio --
   Service Class Shares..     829,454   1,429,604
  MFS(R) Strategic
   Income Portfolio --
   Service Class Shares..       2,009       5,841
Oppenheimer Variable
  Account Funds
  Oppenheimer Capital
   Appreciation Fund/VA
   -- Non-Service Shares.   2,788,155   6,112,681
  Oppenheimer Capital
   Appreciation Fund/VA
   -- Service Shares.....     546,650     958,195
  Oppenheimer
   Conservative Balanced
   Fund/VA --
   Non-Service Shares....     906,932   1,987,228
  Oppenheimer
   Conservative Balanced
   Fund/VA -- Service
   Shares................   1,845,782   4,596,949
  Oppenheimer Discovery
   Mid Cap Growth
   Fund/VA --
   Non-Service Shares....   2,809,841   4,237,097
  Oppenheimer Discovery
   Mid Cap Growth
   Fund/VA -- Service
   Shares................   2,150,873   1,469,890
  Oppenheimer Global
   Fund/VA -- Service
   Shares................  15,851,255  20,920,663
  Oppenheimer Global
   Strategic Income
   Fund/VA --
   Non-Service Shares....     418,225     940,361
  Oppenheimer Main
   Street Fund/VA --
   Service Shares........  10,182,733  27,329,752
  Oppenheimer Main
   Street Small Cap
   Fund(R)/VA -- Service
   Shares................   8,290,196  17,918,311
  Oppenheimer Total
   Return Bond Fund/VA
   -- Non-Service Shares.   1,056,688   2,066,502
PIMCO Variable Insurance
  Trust
  All Asset Portfolio --
   Advisor Class Shares..   2,030,980   2,946,608
  Foreign Bond Portfolio
   (U.S. Dollar Hedged)
   -- Administrative
   Class Shares..........     290,506   1,064,902
  High Yield Portfolio
   -- Administrative
   Class Shares..........   7,040,964  11,971,929
  Long-Term U.S.
   Government Portfolio
   -- Administrative
   Class Shares..........   5,968,506  10,417,034
  Low Duration Portfolio
   -- Administrative
   Class Shares..........   7,875,772   9,304,093
  Total Return Portfolio
   -- Administrative
   Class Shares..........  22,659,036  54,603,334

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                             Cost of     Proceeds
                              Shares       from
Fund/Portfolio               Acquired   Shares Sold
--------------             ------------ ------------
Rydex Variable Trust
  NASDAQ -- 100(R) Fund... $    721,957 $  3,561,878
State Street Variable
  Insurance Series
  Funds, Inc.
  Core Value Equity
   V.I.S. Fund --
   Class 1 Shares.........      423,362   12,500,280
  Income V.I.S. Fund --
   Class 1 Shares.........    1,123,687    5,000,099
  Premier Growth Equity
   V.I.S. Fund --
   Class 1 Shares.........    3,682,526    5,371,185
  Real Estate Securities
   V.I.S. Fund --
   Class 1 Shares.........    6,768,295   16,518,309
  S&P 500(R) Index
   V.I.S. Fund --
   Class 1 Shares.........   14,562,015   24,901,256
  Small-Cap Equity
   V.I.S. Fund --
   Class 1 Shares.........    5,786,886    8,424,358
  Total Return V.I.S.
   Fund -- Class 1 Shares.  121,724,333  142,582,334
  Total Return V.I.S.
   Fund -- Class 3 Shares.   90,162,716  207,635,855
  U.S. Equity V.I.S.
   Fund -- Class 1 Shares.    3,935,533    4,337,543
The Alger Portfolios
  Alger Large Cap Growth
   Portfolio --
   Class I-2 Shares.......    3,697,289    5,156,455
  Alger Small Cap Growth
   Portfolio --
   Class I-2 Shares.......      678,673    4,212,746
The Prudential Series
  Fund
  Jennison 20/20 Focus
   Portfolio -- Class II
   Shares.................      580,256    1,455,178
  Jennison Portfolio --
   Class II Shares........    1,020,757    1,249,473
  Natural Resources
   Portfolio -- Class II
   Shares.................   18,935,145   10,081,933
  SP International
   Growth Portfolio --
   Class II Shares........           --          672
  SP Prudential U.S.
   Emerging Growth
   Portfolio -- Class II
   Shares.................           --          651
Wells Fargo Variable
  Trust
  Wells Fargo VT Omega
   Growth Fund -- Class 2.    5,152,977      726,600

(4)Related Party Transactions

  (a) Genworth Life and Annuity Insurance Company

   Net purchase payments (premiums) transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable deferred and immediate annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes is deferred until the contracts are surrendered.

   Some contracts permit contract owners to elect to allocate assets to a Guarantee Account that is part of the General Account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Separate Account and in certain instances transfer amounts from the subaccounts of the Separate Account to the Guarantee Account.

   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes, as well as any additional benefits provided under the contract such as optional benefits, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges, as well as through certain electable rider options, are assessed through the daily unit value calculation. Those fees are assessed on the contract owner's daily average net assets in the Separate Account. Other charges assessed to cover certain other administrative expenses, as well as certain optional riders, are assessed by the redemption of units. Note (6) presents the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017


   The Separate Account assesses charges associated with the contracts issued. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

 Mortality and Expense Risk Charge      0.40% -- 2.40% of the daily value of
 (including benefit rider options)      the assets invested in each Portfolio
 This charge is assessed through a      (fund).
 reduction in unit values.

 Administrative Charge                  0.15% -- 0.35% of the daily value of
 This charge is assessed through a      the assets invested in each fund.
 reduction in unit values.

 Annual Administrative Charge           $0 -- $30 per contract year invested
 This charge is assessed through a      in each fund.
 redemption in units.

 Surrender Charge                       0.00% -- 9.00% on the value of the
 This charge is assessed through a      accumulation units purchased.
 redemption in units.

  (b) Accrued Expenses Payable to Affiliate

   Charges and deductions made under the contracts for services and benefits unpaid at year-end are accrued and payable to GLAIC.

  (c) Bonus Credit

   For certain contracts, transfers from the General Account for payments by GLAIC were paid in the form of bonus credits. Bonus credits are amounts that are added by GLAIC to the premium payments received from contract owners.

  (d) Capital Brokerage Corporation

   Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts, variable life insurance policies, and certain guaranteed income annuity contracts issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

(5)Capital Transactions

   All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2017 and 2016 is reflected in the Statements of Changes in Net Assets.

(6)Financial Highlights

   GLAIC's variable annuity products have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values, and total returns. A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios for the years or lesser periods ended December 31, 2017, 2016, 2015, 2014, and 2013 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented due to the timing of the introduction of new products or funds. Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2017 and were available to contract owners during 2017.

                                    Expense as a                             Net   Investment
                                    % of Average                            Assets   Income
                                   Net Assets (1)   Units      Unit Value    000s  Ratio (2)    Total Return (3)
                                   -------------- ---------- -------------- ------ ---------- --------------------
AB Variable Products Series Fund, Inc.
 AB Balanced Wealth Strategy
   Portfolio -- Class B
   2017........................... 1.45% to 2.55%  1,140,590 14.13 to 12.58 15,309   1.79%      13.95% to   12.68%
   2016........................... 1.45% to 2.55%  1,323,222 12.40 to 11.17 15,601   1.65%       2.93% to    1.79%
   2015........................... 1.45% to 2.55%  1,408,677 12.05 to 10.97 16,209   1.96%     (0.17)% to  (1.29)%
   2014........................... 1.45% to 2.55%  1,625,670 12.07 to 11.11 18,777   2.40%       5.56% to    4.38%
   2013........................... 1.45% to 2.55%  1,797,915 11.43 to 10.65 19,708   2.04%      14.59% to   13.31%
 AB Global Thematic Growth
   Portfolio -- Class B
   2017........................... 1.45% to 2.10%    235,133 22.48 to 14.93  5,051   0.30%      34.33% to   33.45%
   2016........................... 1.45% to 2.10%    140,451 16.74 to 11.19  2,138   0.00%     (2.31)% to  (2.95)%
   2015........................... 1.45% to 2.10%    167,574 17.13 to 11.53  2,623   0.00%       1.16% to    0.49%
   2014........................... 1.45% to 2.10%    197,638 16.94 to 11.47  3,039   0.00%       3.29% to    2.61%
   2013........................... 1.45% to 2.10%    262,312 16.40 to 11.18  3,939   0.02%      21.14% to   20.35%
 AB Growth and Income
   Portfolio -- Class B
   2017........................... 1.15% to 2.30%  1,853,902 29.43 to 19.16 44,847   1.25%      17.24% to   15.88%
   2016........................... 1.15% to 2.30%  2,080,048 25.10 to 16.53 43,003   0.82%       9.79% to    8.52%
   2015........................... 1.15% to 2.30%  2,375,736 22.86 to 15.23 45,113   1.17%       0.26% to  (0.91)%
   2014........................... 1.15% to 2.30%  2,777,191 22.81 to 15.37 52,841   1.09%       8.03% to    6.78%
   2013........................... 1.15% to 2.30%  3,279,771 21.11 to 14.40 58,013   1.12%      33.05% to   31.50%
 AB International Value
   Portfolio -- Class B
   2017........................... 1.45% to 2.55%  4,197,680 12.73 to  6.67 37,401   1.46%      23.29% to   21.92%
   2016........................... 1.45% to 2.55% 10,519,424 10.33 to  5.47 72,814   1.23%     (2.23)% to  (3.32)%
   2015........................... 1.45% to 2.55%  8,467,988 10.56 to  5.66 62,126   2.23%       0.92% to  (0.21)%
   2014........................... 1.45% to 2.55%  7,965,572 10.47 to  5.67 58,385   3.64%    (7.82)% to   (8.85)%
   2013........................... 1.45% to 2.55%  6,950,495 11.36 to  6.22 57,250   5.35%      20.95% to   19.60%
 AB Large Cap Growth Portfolio --
   Class B
   2017........................... 1.45% to 2.30%  1,136,185 31.22 to 22.13 22,320   0.00%      29.77% to   28.65%
   2016........................... 1.45% to 2.30%  1,256,372 24.06 to 17.20 18,786   0.00%      0.87% to     0.01%
   2015........................... 1.45% to 2.30%  2,063,012 23.85 to 17.20 28,077   0.00%      9.25% to     8.31%
   2014........................... 1.45% to 2.30%  1,082,171 21.83 to 15.88 12,849   0.00%      12.19% to   11.22%
   2013........................... 1.45% to 2.30%  1,245,160 19.46 to 14.28 13,135   0.00%      35.01% to   33.85%
 AB Small Cap Growth Portfolio --
   Class B
   2017........................... 1.45% to 1.95%    291,390 22.86 to 21.54  6,564   0.00%      31.85% to   31.18%
   2016........................... 1.45% to 1.95%    328,225 17.34 to 16.42  5,646   0.00%       4.68% to    4.15%
   2015........................... 1.45% to 1.95%    396,581 16.56 to 15.77  6,566   0.00%    (2.96)% to   (3.45)%
   2014........................... 1.45% to 2.55%  2,301,358 17.07 to 15.66 37,496   0.00%    (3.50)% to   (4.57)%
   2013........................... 1.45% to 1.95%  1,221,517 17.69 to 17.01 21,453   0.00%      43.23% to   42.50%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- --------- -------------- ------ ---------- -------------------
AIM Variable Insurance Funds
  (Invesco Variable Insurance Funds)
 Invesco V.I. American Franchise
   Fund -- Series I shares
   2017.............................. 0.75% to 1.85% 1,218,749 19.41 to 18.01 22,478   0.13%     26.39% to   24.99%
   2016.............................. 0.75% to 1.85%   466,844 15.36 to 14.41  6,856   0.00%     1.50% to     0.38%
   2015.............................. 0.75% to 1.85%   519,555 15.13 to 14.35  7,577   0.00%     4.22% to     3.06%
   2014.............................. 0.75% to 1.85%   587,760 14.52 to 13.92  8,291   0.04%     7.63% to     6.43%
   2013.............................. 0.75% to 2.10%   675,995 13.49 to 13.19  8,936   0.43%     39.09% to   37.20%
 Invesco V.I. American Franchise
   Fund -- Series II shares
   2017.............................. 1.45% to 2.20%   225,446 29.16 to 22.85  5,477   0.00%     25.19% to   24.24%
   2016.............................. 1.45% to 2.20%   239,707 23.29 to 18.39  4,637   0.00%      0.54% to  (0.22)%
   2015.............................. 1.45% to 2.20%   270,543 23.17 to 18.43  5,215   0.00%      3.23% to    2.45%
   2014.............................. 1.45% to 2.20%   317,356 22.44 to 17.99  5,960   0.00%      6.60% to    5.79%
   2013.............................. 1.45% to 2.20%   374,246 21.05 to 17.00  6,628   0.24%     37.77% to   36.72%
 Invesco V.I. Comstock Fund --
   Series II shares
   2017.............................. 1.45% to 2.35% 1,174,635 29.96 to 17.37 29,341   1.25%     15.88% to   14.82%
   2016.............................. 1.45% to 2.55% 4,807,059 25.86 to 13.03 85,076   1.87%     15.30% to   14.01%
   2015.............................. 1.45% to 2.30% 1,605,895 22.43 to 14.58 30,095   1.59%    (7.55)% to  (8.35)%
   2014.............................. 1.45% to 2.30% 1,923,510 24.26 to 15.91 39,308   1.08%     7.52% to     6.59%
   2013.............................. 1.45% to 2.55% 2,183,096 22.56 to 11.76 41,529   1.42%     33.69% to   32.20%
 Invesco V.I. Core Equity Fund --
   Series I shares
   2017.............................. 0.75% to 2.55% 5,857,135 17.27 to 14.05 94,251   1.04%     12.33% to   10.30%
   2016.............................. 0.75% to 2.55% 6,221,256 15.37 to 12.73 90,252   1.18%      9.44% to    7.46%
   2015.............................. 0.75% to 2.30%   591,932 14.05 to 13.87  8,765   0.98%    (6.48)% to  (7.94)%
   2014.............................. 0.75% to 2.30%   783,326 15.02 to 15.06 12,532   0.94%      7.34% to    5.66%
   2013.............................. 0.75% to 2.30%   761,003 13.99 to 14.26 11,402   1.36%     28.28% to   26.28%
 Invesco V.I. Equity and Income
   Fund -- Series II shares
   2017.............................. 1.45% to 2.55% 1,360,722 16.71 to 14.82 21,684   1.47%      9.18% to    7.96%
   2016.............................. 1.45% to 2.55% 1,407,768 15.30 to 13.73 20,635   1.65%     13.18% to   11.92%
   2015.............................. 1.45% to 2.55% 1,563,826 13.52 to 12.27 20,334   2.27%    (4.00)% to  (5.07)%
   2014.............................. 1.45% to 2.55% 1,679,031 14.08 to 12.92 22,827   1.56%      7.19% to    5.99%
   2013.............................. 1.45% to 2.55% 1,692,926 13.14 to 12.19 21,552   1.63%     23.08% to   21.70%
 Invesco V.I. Global Real Estate
   Fund -- Series II shares
   2017.............................. 1.45% to 2.20%    16,404 17.30 to  9.41    239   2.98%     11.10% to   10.26%
   2016.............................. 1.45% to 2.20%    19,385 15.57 to  8.54    257   1.32%      0.35% to  (0.42)%
   2015.............................. 1.45% to 2.20%    21,397 15.52 to  8.57    285   3.34%    (3.17)% to  (3.91)%
   2014.............................. 1.45% to 2.20%    24,081 16.02 to  8.92    331   0.96%     12.69% to   11.83%
   2013.............................. 1.45% to 2.20%    54,127 14.22 to  7.98    660   5.83%      0.95% to    0.18%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                     Expense as a                            Net   Investment
                                     % of Average                           Assets   Income
                                    Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                    -------------- --------- -------------- ------ ---------- --------------------
 Invesco V.I. Government
   Securities Fund --
   Series I shares
   2017............................ 0.75% to 0.75%       327 17.14 to 17.14      6   2.16%       1.19% to    1.19%
   2016............................ 0.75% to 0.75%       292 16.94 to 16.94      5   2.05%       0.47% to    0.47%
   2015............................ 0.75% to 0.75%       274 16.86 to 16.86      5   1.90%     (0.41)% to  (0.41)%
   2014............................ 0.75% to 0.75%       259 16.93 to 16.93      4   3.22%       3.36% to    3.36%
   2013............................ 0.75% to 0.75%       241 16.38 to 16.38      4   3.67%     (3.35)% to  (3.35)%
 Invesco V.I. International Growth
   Fund -- Series II shares
   2017............................ 1.45% to 2.55% 3,619,926 20.68 to 10.91 51,647   1.33%      20.95% to   19.61%
   2016............................ 1.45% to 2.55% 3,015,316 17.10 to  9.12 36,773   0.88%     (2.13)% to  (3.22)%
   2015............................ 1.45% to 2.55% 5,404,615 17.47 to  9.42 64,412   1.43%     (4.03)% to  (5.10)%
   2014............................ 1.45% to 2.55% 4,091,537 18.20 to  9.93 52,852   1.35%     (1.36)% to  (2.46)%
   2013............................ 1.45% to 2.55% 4,506,508 18.45 to 10.18 59,410   1.03%      17.00% to   15.69%
 Invesco V.I. Value Opportunities
   Fund -- Series II shares
   2017............................ 1.45% to 2.30%   268,667 21.29 to 13.75  5,482   0.01%      15.53% to   14.54%
   2016............................ 1.45% to 2.30%   328,828 18.43 to 12.00  5,793   0.08%      16.22% to   15.22%
   2015............................ 1.45% to 2.30%   377,784 15.86 to 10.42  5,705   2.26%    (11.95)% to (12.71)%
   2014............................ 1.45% to 2.30%   427,066 18.01 to 11.93  7,297   1.14%       4.84% to    3.94%
   2013............................ 1.45% to 2.30%   515,435 17.18 to 11.48  8,396   1.20%      31.34% to   30.21%
American Century Variable
  Portfolios II, Inc.
 VP Inflation Protection Fund --
   Class II
   2017............................ 1.45% to 2.55% 3,146,747 12.70 to 11.10 37,615   2.57%       2.17% to    1.04%
   2016............................ 1.45% to 2.55% 3,620,543 12.43 to 10.98 42,576   1.66%       2.88% to    1.73%
   2015............................ 1.45% to 2.55% 1,534,053 12.08 to 10.80 17,704   3.44%     (3.88)% to  (4.96)%
   2014............................ 1.45% to 2.55% 5,713,250 12.57 to 11.36 68,266   1.29%       1.80% to    0.67%
   2013............................ 1.45% to 2.55% 6,474,068 12.34 to 11.28 76,251   1.64%     (9.81)% to (10.81)%
American Century Variable
  Portfolios, Inc.
 VP Income & Growth Fund --
   Class I
   2017............................ 1.45% to 2.20%    28,631 28.70 to 15.26    589   2.30%      18.74% to   17.84%
   2016............................ 1.45% to 2.20%    41,953 24.17 to 12.95    740   1.51%      11.84% to   10.99%
   2015............................ 1.45% to 2.05%     4,549 21.61 to 14.71     85   2.10%     (6.99)% to  (7.56)%
   2014............................ 1.45% to 2.05%     4,666 23.23 to 15.92     94   2.03%      10.87% to   10.20%
   2013............................ 1.45% to 2.05%     5,083 20.95 to 14.44     91   2.18%      33.85% to   33.04%
 VP International Fund -- Class I
   2017............................ 1.45% to 2.20%    35,443 25.38 to 11.10    621   0.81%      29.31% to   28.33%
   2016............................ 1.45% to 2.20%    36,661 19.63 to  8.65    507   1.17%     (6.87)% to  (7.57)%
   2015............................ 1.45% to 2.20%    46,651 21.07 to  9.36    684   0.39%     (0.70)% to  (1.46)%
   2014............................ 1.45% to 2.20%    55,397 21.22 to  9.50    822   1.66%     (6.88)% to  (7.59)%
   2013............................ 1.45% to 2.20%    58,233 22.79 to 10.28    953   1.79%      20.64% to   19.72%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                    Expense as a                             Net    Investment
                                    % of Average                            Assets    Income
                                   Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                   -------------- ---------- -------------- ------- ---------- -------------------
 VP Ultra(R) Fund -- Class I
   2017........................... 1.85% to 2.05%      1,874 23.82 to 22.47      44   0.39%     29.79% to   29.52%
   2016........................... 1.85% to 2.05%      2,520 18.36 to 17.35      46   0.48%      2.52% to    2.31%
   2015........................... 1.45% to 2.20%     15,964 22.10 to 16.11     283   0.46%      4.73% to    3.93%
   2014........................... 1.45% to 2.20%     19,944 21.10 to 15.50     338   0.10%      8.40% to    7.58%
   2013........................... 1.45% to 2.05%      3,640 19.47 to 15.12      58   0.55%     35.09% to   34.27%
 VP Value Fund -- Class I
   2017........................... 1.45% to 1.45%      2,329 29.58 to 29.58      69   1.65%      7.18% to    7.18%
   2016........................... 1.45% to 1.45%      2,433 27.60 to 27.60      67   1.74%     18.74% to   18.74%
   2015........................... 1.45% to 1.45%      2,856 23.25 to 23.25      66   2.10%    (5.28)% to  (5.28)%
   2014........................... 1.45% to 1.45%      3,674 24.54 to 24.54      90   1.51%     11.44% to   11.44%
   2013........................... 1.45% to 1.45%      4,342 22.02 to 22.02      96   1.64%     29.82% to   29.82%
BlackRock Variable Series
  Funds, Inc.
 BlackRock Advantage U.S. Total
   Market V.I. Fund --
   Class III Shares
   2017........................... 1.45% to 2.30%    197,227 24.02 to 18.80   4,569   0.87%     12.19% to   11.22%
   2016........................... 1.45% to 2.30%    265,477 21.41 to 16.90   5,489   0.15%     21.62% to   20.58%
   2015........................... 1.45% to 2.30%    313,233 17.61 to 14.02   5,313   0.14%    (8.13)% to  (8.92)%
   2014........................... 1.45% to 2.30%    376,551 19.17 to 15.39   6,964   0.12%      3.54% to    2.65%
   2013........................... 1.45% to 2.30%    430,630 18.51 to 15.00   7,670   0.40%     40.02% to   38.82%
 BlackRock Basic Value V.I.
   Fund -- Class III Shares
   2017........................... 1.45% to 2.55%  2,094,106 21.10 to 13.47  35,744   1.01%      6.45% to    5.27%
   2016........................... 1.45% to 2.55%  3,532,167 19.82 to 12.80  56,123   1.91%     16.02% to   14.73%
   2015........................... 1.45% to 2.30%    673,830 17.08 to 14.91  10,554   1.19%    (7.51)% to  (8.31)%
   2014........................... 1.45% to 2.30%    776,107 18.47 to 16.26  13,134   1.14%      8.04% to    7.11%
   2013........................... 1.45% to 2.30%    869,233 17.10 to 15.18  13,501   1.15%     35.65% to   34.48%
 BlackRock Global Allocation V.I.
   Fund -- Class III Shares
   2017........................... 1.45% to 2.55% 18,657,344 19.43 to 12.99 274,506   1.23%     12.06% to   10.82%
   2016........................... 1.45% to 2.55% 21,632,566 17.34 to 11.73 284,883   1.17%      2.30% to    1.17%
   2015........................... 1.45% to 2.55% 24,906,508 16.95 to 11.59 322,921   1.01%    (2.44)% to  (3.53)%
   2014........................... 1.45% to 2.55% 28,430,985 17.37 to 12.01 379,446   2.11%      0.45% to  (0.67)%
   2013........................... 1.45% to 2.55% 31,980,142 17.29 to 12.09 426,795   1.01%     12.76% to   11.50%
 BlackRock Large Cap Focus
   Growth V.I. Fund --
   Class III Shares
   2017........................... 1.45% to 1.95%    169,025 25.17 to 23.20   4,130   0.00%     27.36% to   26.72%
   2016........................... 1.45% to 1.85%    148,951 19.76 to 18.77   2,900   0.44%      5.99% to    5.56%
   2015........................... 1.45% to 1.85%    182,292 18.64 to 17.78   3,356   0.34%      1.03% to    0.62%
   2014........................... 1.45% to 1.85%    230,781 18.46 to 17.67   4,215   0.35%     12.31% to   11.85%
   2013........................... 1.45% to 1.85%    258,398 16.43 to 15.80   4,207   0.54%     31.64% to   31.11%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- --------- -------------- ------ ---------- -------------------
Columbia Funds Variable Series
  Trust II
 Columbia Variable Portfolio --
   Select International Equity
   Fund -- Class 2
   2017.............................. 1.45% to 2.30% 1,371,867 12.17 to 12.00 16,657   1.87%     25.34% to   24.27%
   2016 (4).......................... 1.45% to 2.40% 1,592,466  9.71 to  9.65 15,451   1.74%    (4.27)% to  (5.19)%
 Variable Portfolio -- Loomis Sayles
   Growth Fund -- Class 1
   2017.............................. 1.45% to 2.55% 4,651,585 13.70 to 13.45 63,499   0.00%     31.11% to   29.65%
   2016 (4).......................... 1.45% to 2.30% 1,971,256 10.45 to 10.39 20,587   0.00%      6.77% to    5.86%
Deutsche Variable Series I
 Deutsche Capital Growth VIP --
   Class B Shares
   2017.............................. 1.45% to 1.50%       505 20.00 to 19.93     10   0.46%     24.14% to   24.08%
   2016.............................. 1.45% to 1.50%       508 16.11 to 16.06      8   0.52%      2.49% to    2.44%
   2015.............................. 1.45% to 1.50%       510 15.72 to 15.68      8   0.38%      6.76% to    6.70%
   2014.............................. 1.45% to 1.50%       519 14.72 to 14.69      8   0.33%     11.03% to   10.98%
   2013.............................. 1.45% to 1.50%       611 13.26 to 13.24      8   0.93%     32.25% to   32.18%
Deutsche Variable Series II
 Deutsche CROCI(R) U.S. VIP --
   Class B Shares
   2017.............................. 1.45% to 2.05%     3,580 14.32 to 13.75     50   1.20%     20.68% to   19.95%
   2016.............................. 1.45% to 2.05%     4,554 11.87 to 11.46     53   0.70%    (6.00)% to  (6.57)%
   2015.............................. 1.45% to 2.05%     4,399 12.62 to 12.27     55   1.13%    (8.51)% to  (9.07)%
   2014.............................. 1.45% to 2.05%     5,172 13.80 to 13.49     71   1.40%      8.76% to    8.09%
   2013.............................. 1.45% to 2.05%     6,444 12.69 to 12.48     81   1.68%     28.65% to   27.87%
 Deutsche Small Mid Cap Value
   VIP -- Class B Shares
   2017.............................. 1.45% to 2.05%       416 38.80 to 20.42     12   0.37%      8.54% to    7.88%
   2016.............................. 1.45% to 2.05%       691 35.75 to 18.93     21   0.23%     14.79% to   14.09%
   2015.............................. 1.45% to 2.05%       759 31.14 to 16.59     19   0.00%    (3.63)% to  (4.22)%
   2014.............................. 1.45% to 2.05%       906 32.31 to 17.32     24   0.49%      3.57% to    2.94%
   2013.............................. 1.45% to 2.05%     1,571 31.20 to 16.83     44   0.95%     32.74% to   31.94%
Dreyfus
 Dreyfus Investment Portfolios
   MidCap Stock Portfolio --
   Initial Shares
   2017.............................. 1.45% to 1.45%     3,277 34.15 to 34.15    112   1.06%     13.71% to   13.71%
   2016.............................. 1.45% to 1.45%     3,464 30.04 to 30.04    104   1.06%     13.80% to   13.80%
   2015.............................. 1.45% to 1.45%     3,679 26.39 to 26.39     97   0.60%    (3.70)% to  (3.70)%
   2014.............................. 1.45% to 1.45%     4,021 27.41 to 27.41    110   0.98%     10.47% to   10.47%
   2013.............................. 1.45% to 1.45%     4,241 24.81 to 24.81    105   1.38%     33.04% to   33.04%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- --------- -------------- ------ ---------- -------------------
 Dreyfus Variable Investment
   Fund -- Government Money
   Market Portfolio
   2017.............................. 1.45% to 2.05%   105,919  9.44 to  8.84    987   0.35%    (1.11)% to  (1.71)%
   2016.............................. 1.45% to 2.05%    72,989  9.55 to  9.00    685   0.01%    (1.43)% to  (2.03)%
   2015.............................. 1.45% to 2.05%   107,902  9.69 to  9.18  1,025   0.00%    (1.45)% to  (2.05)%
   2014.............................. 1.45% to 2.05%   120,942  9.83 to  9.37  1,174   0.00%    (1.46)% to  (2.06)%
   2013.............................. 1.45% to 2.05%   100,946  9.98 to  9.57    986   0.00%    (1.45)% to  (2.05)%
 The Dreyfus Sustainable U.S.
   Equity Portfolio, Inc. -- Initial
   Shares
   2017.............................. 1.50% to 1.70%   498,511 12.78 to 12.33  6,375   1.13%     13.61% to   13.38%
   2016.............................. 1.50% to 1.70%   504,596 11.25 to 10.88  5,681   1.27%      8.72% to    8.50%
   2015.............................. 1.45% to 2.20%   563,605 21.85 to 14.16  6,219   1.03%    (4.60)% to  (5.32)%
   2014.............................. 1.45% to 2.20%   578,244 22.90 to 14.96  6,739   0.85%     11.81% to   10.96%
   2013.............................. 1.50% to 1.70%   521,926  9.71 to  9.45  5,075   1.21%     32.33% to   32.06%
Eaton Vance Variable Trust
 VT Floating-Rate Income Fund
   2017.............................. 1.45% to 2.55% 3,553,962 13.93 to 11.10 47,028   3.26%      1.93% to    0.79%
   2016.............................. 1.45% to 2.55% 3,454,127 13.66 to 11.01 45,076   3.48%      7.37% to    6.18%
   2015.............................. 1.45% to 2.55% 3,659,535 12.72 to 10.37 44,138   3.36%    (2.43)% to  (3.52)%
   2014.............................. 1.45% to 2.55% 5,609,211 13.04 to 10.75 68,095   3.14%    (0.89)% to  (1.99)%
   2013.............................. 1.45% to 2.55% 6,465,984 13.16 to 10.97 79,695   3.48%      2.34% to    1.20%
Federated Insurance Series
 Federated High Income Bond
   Fund II -- Primary Shares
   2017.............................. 1.15% to 1.60%   392,514 38.51 to 21.99 11,433   6.75%      5.71% to    5.24%
   2016.............................. 1.15% to 1.60%   438,539 36.42 to 20.89 12,261   6.39%     13.50% to   12.99%
   2015.............................. 1.15% to 1.60%   534,551 32.09 to 18.49 13,214   5.72%    (3.69)% to  (4.13)%
   2014.............................. 1.15% to 1.60%   622,420 33.32 to 19.29 15,876   6.35%      1.51% to    1.05%
   2013.............................. 1.15% to 1.60%   804,043 32.83 to 19.09 20,139   7.42%      5.76% to    5.28%
 Federated High Income Bond
   Fund II -- Service Shares
   2017.............................. 1.45% to 2.30%   572,362 23.11 to 17.49 13,105   6.78%      5.02% to    4.12%
   2016.............................. 1.45% to 2.30%   661,694 22.00 to 16.80 14,457   5.99%     12.87% to   11.90%
   2015.............................. 1.45% to 2.30%   773,179 19.49 to 15.02 14,898   6.22%    (4.13)% to  (4.96)%
   2014.............................. 1.45% to 2.30% 1,313,299 20.33 to 15.80 26,542   5.87%      0.94% to    0.07%
   2013.............................. 1.45% to 2.30% 1,545,902 20.14 to 15.79 31,011   7.24%      5.18% to    4.27%
 Federated Kaufmann Fund II --
   Service Shares
   2017.............................. 1.45% to 2.30%   565,395 36.55 to 21.29 18,972   0.00%     26.12% to   25.04%
   2016.............................. 1.45% to 2.40%   669,966 28.98 to 13.39 17,713   0.00%      1.92% to    0.94%
   2015.............................. 1.45% to 2.40%   782,264 28.44 to 13.26 20,458   0.00%      4.61% to    3.61%
   2014.............................. 1.45% to 2.40%   878,186 27.18 to 12.80 21,843   0.00%      7.85% to    6.81%
   2013.............................. 1.45% to 2.40% 1,044,827 25.20 to 11.98 24,191   0.00%     37.65% to   36.33%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                      Expense as a                            Net    Investment
                                      % of Average                           Assets    Income
                                     Net Assets (1)   Units     Unit Value    000s   Ratio (2)   Total Return (3)
                                     -------------- --------- -------------- ------- ---------- -------------------
 Federated Managed Tail Risk
   Fund II -- Primary Shares
   2017............................. 1.15% to 1.60%   434,550 11.92 to 11.51   5,058   1.65%      9.68% to    9.18%
   2016............................. 1.15% to 1.60%   496,284 10.87 to 10.54   5,284   1.81%    (5.30)% to  (5.72)%
   2015............................. 1.15% to 1.60%   554,124 11.48 to 11.18   6,250   1.72%    (7.37)% to  (7.79)%
   2014............................. 1.15% to 1.60%   622,189 12.39 to 12.12   7,599   1.82%    (2.11)% to  (2.55)%
   2013............................. 1.15% to 1.60%   720,576 12.66 to 12.44   9,018   1.03%     15.11% to   14.59%
 Federated Managed Volatility
   Fund II
   2017............................. 1.15% to 1.60%   246,565 31.85 to 15.33   5,717   4.00%     16.76% to   16.23%
   2016............................. 1.15% to 1.60%   284,028 27.28 to 13.19   5,631   5.04%      6.45% to    5.98%
   2015............................. 1.15% to 1.60%   340,033 25.63 to 12.45   6,409   4.50%    (8.62)% to  (9.03)%
   2014............................. 1.15% to 1.60%   422,368 28.04 to 13.68   8,657   3.26%      2.72% to    2.25%
   2013............................. 1.15% to 1.60%   468,497 27.30 to 13.38   9,574   2.90%     20.34% to   19.80%
Fidelity(R) Variable Insurance
  Products Fund
 VIP Asset Manager/SM/ Portfolio --
   Initial Class
   2017............................. 1.15% to 1.60%   916,639 55.80 to 17.75  44,319   1.83%     12.80% to   12.29%
   2016............................. 1.15% to 1.60% 1,050,104 49.47 to 15.80  44,751   1.44%      1.89% to    1.43%
   2015............................. 1.15% to 1.60% 1,180,761 48.56 to 15.58  49,442   1.52%    (1.01)% to  (1.46)%
   2014............................. 1.15% to 1.60% 1,328,926 49.05 to 15.81  56,246   1.45%      4.62% to    4.14%
   2013............................. 1.15% to 1.60% 1,504,410 46.89 to 15.18  60,584   1.54%     14.38% to   13.86%
 VIP Asset Manager/SM/ Portfolio --
   Service Class 2
   2017............................. 1.45% to 2.30%   362,146 17.77 to 15.59   6,060   1.55%     12.10% to   11.13%
   2016............................. 1.45% to 2.30%   503,089 15.86 to 14.03   7,542   1.17%      1.35% to    0.48%
   2015............................. 1.45% to 2.30%   603,415 15.64 to 13.96   8,975   1.30%    (1.51)% to  (2.36)%
   2014............................. 1.45% to 2.30%   720,857 15.88 to 14.30  10,985   1.18%      4.01% to    3.11%
   2013............................. 1.45% to 2.30%   852,739 15.27 to 13.87  12,521   1.30%     13.67% to   12.69%
 VIP Balanced Portfolio -- Service
   Class 2
   2017............................. 1.45% to 2.55% 3,994,733 18.71 to 15.04  68,642   1.25%     14.44% to   13.16%
   2016............................. 1.45% to 2.55% 4,451,565 16.35 to 13.29  67,008   1.16%      5.43% to    4.26%
   2015............................. 1.45% to 2.55% 4,846,903 15.51 to 12.75  69,426   1.29%    (1.09)% to  (2.20)%
   2014............................. 1.45% to 2.55% 5,203,096 15.68 to 13.03  75,563   1.22%      8.42% to    7.21%
   2013............................. 1.45% to 2.55% 6,037,701 14.46 to 12.16  81,679   1.30%     17.55% to   16.24%
 VIP Contrafund(R) Portfolio --
   Initial Class
   2017............................. 1.15% to 1.60% 1,993,834 89.76 to 28.92 106,146   0.98%     20.48% to   19.94%
   2016............................. 1.15% to 1.60% 2,386,708 74.50 to 24.11 104,523   0.78%      6.76% to    6.29%
   2015............................. 1.15% to 1.60% 2,752,822 69.78 to 22.68 113,615   0.99%    (0.49)% to  (0.94)%
   2014............................. 1.15% to 1.60% 3,170,224 70.12 to 22.90 130,449   0.92%     10.66% to   10.16%
   2013............................. 1.15% to 1.60% 3,680,306 63.37 to 20.79 136,622   1.03%     29.78% to   29.19%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                  Expense as a                              Net    Investment
                                  % of Average                             Assets    Income
                                 Net Assets (1)   Units      Unit Value     000s   Ratio (2)   Total Return (3)
                                 -------------- ---------- --------------- ------- ---------- -------------------
 VIP Contrafund(R) Portfolio --
   Service Class 2
   2017......................... 1.45% to 2.55%  6,330,228  34.97 to 16.70 149,150   0.77%     19.83% to   18.50%
   2016......................... 1.45% to 2.55%  5,987,180  29.18 to 14.09 121,938   0.44%      6.17% to    4.99%
   2015......................... 1.45% to 2.55% 12,956,480  27.49 to 13.42 217,809   0.76%    (1.04)% to  (2.15)%
   2014......................... 1.45% to 2.55% 14,917,759  27.77 to 13.72 254,029   0.67%     10.04% to    8.81%
   2013......................... 1.45% to 2.55% 18,704,173  25.24 to 12.61 290,517   0.79%     29.05% to   27.62%
 VIP Dynamic Capital
   Appreciation Portfolio --
   Service Class 2
   2017......................... 1.45% to 1.70%     79,730  31.37 to 30.22   2,466   0.62%     21.72% to   21.41%
   2016......................... 1.45% to 1.70%     93,114  25.77 to 24.89   2,362   0.70%      1.17% to    0.92%
   2015......................... 1.45% to 1.70%    109,997  25.47 to 24.67   2,724   0.58%    (0.44)% to  (0.69)%
   2014......................... 1.45% to 1.85%    121,092  25.59 to 19.59   3,019   0.23%      9.06% to    8.61%
   2013......................... 1.45% to 1.85%    121,851  23.46 to 18.04   2,704   0.11%     36.25% to   35.70%
 VIP Equity-Income Portfolio --
   Initial Class
   2017......................... 1.15% to 1.60%  1,439,981 102.66 to 20.36  83,586   1.67%     11.60% to   11.10%
   2016......................... 1.15% to 1.60%  1,699,936  91.99 to 18.32  86,520   2.24%     16.66% to   16.14%
   2015......................... 1.15% to 1.60%  1,941,908  78.85 to 15.78  85,286   3.05%    (5.07)% to  (5.50)%
   2014......................... 1.15% to 1.60%  2,273,456  83.06 to 16.70 102,554   2.71%      7.47% to    6.98%
   2013......................... 1.15% to 1.60%  2,651,068  77.29 to 15.61 111,500   2.43%     26.67% to   26.10%
 VIP Equity-Income Portfolio --
   Service Class 2
   2017......................... 1.45% to 2.55%  4,115,160  25.90 to 12.83  77,518   1.58%     11.02% to    9.79%
   2016......................... 1.45% to 2.40%  2,765,882  23.33 to 11.86  52,129   1.37%     16.01% to   14.89%
   2015......................... 1.45% to 2.55%  7,297,938  20.11 to 10.18 102,422   2.83%    (5.63)% to  (6.68)%
   2014......................... 1.45% to 2.55%  8,323,101  21.31 to 10.91 125,027   2.40%      6.91% to    5.71%
   2013......................... 1.45% to 2.55% 10,658,918  19.94 to 10.32 148,989   2.22%     25.97% to   24.57%
 VIP Growth & Income
   Portfolio -- Initial Class
   2017......................... 0.75% to 1.60%    753,630  23.82 to 19.78  21,216   1.24%      16.02% to  15.04%
   2016......................... 0.75% to 1.60%    861,702  20.53 to 17.20  20,834   1.66%      15.21% to  14.23%
   2015......................... 0.75% to 1.60%    988,658  17.82 to 15.05  20,872   1.99%    (3.01)% to  (3.83)%
   2014......................... 0.75% to 1.60%  1,161,410  18.37 to 15.65  25,427   1.69%       9.64% to   8.71%
   2013......................... 0.75% to 1.60%  1,328,374  16.75 to 14.40  26,538   1.85%      32.56% to  31.43%
 VIP Growth & Income
   Portfolio -- Service Class 2
   2017......................... 1.45% to 1.95%    938,297  26.16 to 21.60  18,986   1.07%     14.93% to   14.34%
   2016......................... 1.45% to 1.95%  1,126,092  22.76 to 18.89  19,602   1.76%     14.13% to   13.56%
   2015......................... 1.45% to 1.95%    965,172  19.94 to 16.64  14,971   1.78%    (3.95)% to  (4.44)%
   2014......................... 1.45% to 1.95%  1,108,786  20.76 to 17.41  18,025   1.47%      8.63% to    8.08%
   2013......................... 1.45% to 1.95%  1,294,015  19.11 to 16.11  19,438   1.64%     31.32% to   30.65%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                  Expense as a                              Net    Investment
                                  % of Average                             Assets    Income
                                 Net Assets (1)   Units      Unit Value     000s   Ratio (2)   Total Return (3)
                                 -------------- ---------- --------------- ------- ---------- -------------------
 VIP Growth Opportunities
   Portfolio -- Initial Class
   2017......................... 0.75% to 1.60%    436,435  22.55 to 17.70  10,237   0.30%     33.51% to   32.37%
   2016......................... 0.75% to 1.60%    485,643  16.89 to 13.37   8,601   0.31%    (0.41)% to  (1.26)%
   2015......................... 0.75% to 1.60%    597,694  16.96 to 13.55  10,857   0.18%      4.82% to    3.92%
   2014......................... 0.75% to 1.60%    636,257  16.18 to 13.03  11,009   0.21%     11.36% to   10.41%
   2013......................... 0.75% to 1.60%    757,951  14.53 to 11.81  11,844   0.30%     36.86% to   35.70%
 VIP Growth Opportunities
   Portfolio -- Service Class 2
   2017......................... 1.45% to 2.30%    179,474  21.72 to 20.64   3,877   0.11%     32.24% to   31.10%
   2016......................... 1.45% to 2.40%    244,930  16.43 to 15.66   4,002   0.05%    (1.38)% to  (2.33)%
   2015......................... 1.45% to 2.55%  3,219,169  16.66 to 15.94  53,045   0.00%      3.82% to    2.66%
   2014......................... 1.45% to 2.55%  1,637,927  16.05 to 15.53  26,079   0.01%     10.32% to    9.09%
   2013......................... 1.45% to 2.55%  2,116,562  14.54 to 14.23  30,629   0.05%     35.55% to   34.03%
 VIP Growth Portfolio --
   Initial Class
   2017......................... 1.15% to 1.60%  1,084,069 129.67 to 19.98  62,496   0.22%     33.58% to   32.98%
   2016......................... 1.15% to 1.60%  1,270,208  97.07 to 15.03  53,604   0.04%    (0.36)% to  (0.80)%
   2015......................... 1.15% to 1.60%  1,458,117  97.42 to 15.15  60,912   0.25%      5.94% to    5.46%
   2014......................... 1.15% to 1.60%  1,653,644  91.95 to 14.36  65,296   0.18%     10.02% to    9.52%
   2013......................... 1.15% to 1.60%  1,949,834  83.58 to 13.12  69,536   0.28%     34.77% to   34.16%
 VIP Growth Portfolio --
   Service Class 2
   2017......................... 1.45% to 2.30%  1,138,148  31.15 to 22.44  21,409   0.08%     32.87% to   31.73%
   2016......................... 1.45% to 2.30%  1,126,260  23.45 to 17.04  15,246   0.00%    (0.90)% to  (1.76)%
   2015......................... 1.45% to 2.30%  1,583,867  23.66 to 17.34  23,366   0.03%      5.35% to    4.45%
   2014......................... 1.45% to 2.30%  1,784,045  22.46 to 16.60  24,952   0.00%      9.40% to    8.46%
   2013......................... 1.45% to 2.30%  1,972,296  20.53 to 15.31  25,263   0.05%     34.03% to   32.87%
 VIP Investment Grade Bond
   Portfolio -- Service Class 2
   2017......................... 1.45% to 2.55%  9,506,920  13.20 to 11.71 121,545   2.17%      2.49% to    1.35%
   2016......................... 1.45% to 2.55% 10,950,778  12.87 to 11.55 137,126   2.28%      2.97% to    1.82%
   2015......................... 1.45% to 2.55% 11,150,979  12.50 to 11.34 136,060   2.57%    (2.29)% to  (3.38)%
   2014......................... 1.45% to 2.55%  7,898,918  12.80 to 11.74  98,977   1.79%      4.09% to    2.92%
   2013......................... 1.45% to 2.55%  9,956,962  12.29 to 11.41 120,149   2.01%    (3.49)% to  (4.57)%
 VIP Mid Cap Portfolio --
   Initial Class
   2017......................... 0.75% to 0.75%        271  49.13 to 49.13      13   0.71%     19.90% to   19.90%
   2016......................... 0.75% to 0.75%        268  40.98 to 40.98      11   0.52%     11.39% to   11.39%
   2015......................... 0.75% to 0.75%        281  36.78 to 36.78      10   0.40%    (2.13)% to  (2.13)%
   2014......................... 0.75% to 0.75%        654  37.58 to 37.58      25   0.25%      5.49% to    5.49%
   2013......................... 0.75% to 0.75%        835  35.63 to 35.63      30   0.47%     35.21% to   35.21%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                     Expense as a                             Net    Investment
                                     % of Average                            Assets    Income
                                    Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                    -------------- ---------- -------------- ------- ---------- -------------------
 VIP Mid Cap Portfolio --
   Service Class 2
   2017............................ 1.15% to 2.55%  4,371,427 47.97 to 17.26 129,568    0.47%    19.15% to   17.47%
   2016............................ 1.15% to 2.55%  5,321,532 40.26 to 14.69 134,193    0.33%    10.64% to    9.08%
   2015............................ 1.15% to 2.55%  5,166,230 36.39 to 13.47 120,030    0.22%   (2.76)% to  (4.14)%
   2014............................ 1.15% to 2.55%  8,185,089 37.42 to 14.05 178,781    0.02%     4.81% to    3.33%
   2013............................ 1.15% to 2.55%  8,705,874 35.71 to 13.60 189,779    0.26%    34.31% to   32.41%
 VIP Overseas Portfolio --
   Initial Class
   2017............................ 0.75% to 1.60%    582,607 16.30 to 16.53  17,614    1.40%    29.31% to   28.21%
   2016............................ 0.75% to 1.60%    654,951 12.60 to 12.89  15,403    1.36%   (5.77)% to  (6.57)%
   2015............................ 0.75% to 1.60%    762,153 13.37 to 13.80  19,244    1.30%     2.85% to    1.97%
   2014............................ 0.75% to 1.60%    858,699 13.00 to 13.53  20,923    1.26%   (8.77)% to  (9.55)%
   2013............................ 0.75% to 1.60%    980,163 14.25 to 14.96  26,593    1.36%    29.46% to   28.36%
 VIP Value Strategies Portfolio --
   Service Class 2
   2017............................ 1.45% to 1.85%    115,318 22.81 to 21.58   2,609    1.23%    17.36% to   16.89%
   2016............................ 1.45% to 2.20%    139,915 19.44 to 18.27   2,693    0.86%     7.69% to    6.87%
   2015............................ 1.45% to 2.20%    166,905 18.05 to 17.10   2,983    0.39%   (4.59)% to  (5.32)%
   2014............................ 1.45% to 2.20%    432,519 18.92 to 18.06   8,129    0.68%     4.97% to    4.17%
   2013............................ 1.45% to 2.20%    698,052 18.02 to 17.34  12,418    0.81%    28.30% to   27.32%
Franklin Templeton Variable
  Insurance Products Trust
 Franklin Founding Funds
   Allocation VIP Fund --
   Class 2 Shares
   2017............................ 1.45% to 2.55%  5,446,835 13.56 to 12.08  70,021    2.66%    10.36% to    9.13%
   2016............................ 1.45% to 2.55%  6,295,431 12.29 to 11.07  73,692    3.89%    11.54% to   10.30%
   2015............................ 1.45% to 2.55%  7,499,839 11.02 to 10.03  79,033    2.95%   (7.57)% to  (8.61)%
   2014............................ 1.45% to 2.55%  8,534,379 11.92 to 10.98  97,685    2.81%     1.36% to    0.23%
   2013............................ 1.45% to 2.55%  9,901,884 11.76 to 10.95 112,297   11.82%    21.98% to   20.62%
 Franklin Income VIP Fund --
   Class 2 Shares
   2017............................ 1.45% to 2.55% 19,017,806 18.40 to 12.77 298,896    4.16%     8.09% to    6.88%
   2016............................ 1.45% to 2.55% 22,022,852 17.02 to 11.95 322,404    5.01%    12.37% to   11.12%
   2015............................ 1.45% to 2.55% 26,571,825 15.15 to 10.75 347,887    4.63%   (8.40)% to  (9.43)%
   2014............................ 1.45% to 2.55% 30,814,546 16.54 to 11.87 443,304    4.98%     3.10% to    1.95%
   2013............................ 1.45% to 2.55% 36,458,803 16.04 to 11.64 511,869    6.39%    12.29% to   11.04%
 Franklin Large Cap Growth VIP
   Fund -- Class 2 Shares
   2017............................ 1.45% to 2.05%      7,145 25.40 to 19.17     176    0.62%    26.26% to   25.49%
   2016............................ 1.45% to 2.05%      8,656 20.12 to 15.28     168    0.00%   (3.21)% to  (3.80)%
   2015............................ 1.45% to 2.05%     10,902 20.78 to 15.88     219    0.26%     4.09% to    3.46%
   2014............................ 1.45% to 2.05%     13,687 19.97 to 15.35     266    1.08%    10.83% to   10.16%
   2013............................ 1.45% to 2.05%     16,596 18.02 to 13.94     291    1.04%    26.77% to   26.00%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                   Expense as a                             Net    Investment
                                   % of Average                            Assets    Income
                                  Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
 Franklin Mutual Shares VIP
   Fund -- Class 2 Shares
   2017.......................... 1.45% to 2.30%    807,265 24.39 to 14.23  15,618   2.22%       6.78% to    5.86%
   2016.......................... 1.45% to 2.40%    899,932 22.84 to 11.63  16,318   1.97%      14.38% to   13.28%
   2015.......................... 1.45% to 2.40%  1,027,325 19.97 to 10.26  16,240   3.02%     (6.32)% to  (7.22)%
   2014.......................... 1.45% to 2.40%  1,178,337 21.32 to 11.06  19,991   1.95%       5.57% to    4.55%
   2013.......................... 1.45% to 2.40%  1,347,948 20.19 to 10.58  21,576   2.05%      26.40% to   25.18%
 Templeton Foreign VIP Fund --
   Class 1 Shares
   2017.......................... 0.75% to 1.60%    455,848 17.71 to 15.84   7,353   2.75%      16.14% to   15.16%
   2016.......................... 1.15% to 1.60%    520,746 14.52 to 13.75   7,303   2.15%       6.25% to    5.78%
   2015.......................... 1.15% to 1.60%    560,407 13.67 to 13.00   7,415   3.52%     (7.39)% to  (7.80)%
   2014.......................... 1.15% to 1.60%    626,738 14.76 to 14.10   8,978   2.13%    (11.91)% to (12.31)%
   2013.......................... 1.15% to 1.60%    704,377 16.76 to 16.08  11,488   2.53%      21.86% to   21.31%
 Templeton Foreign VIP Fund --
   Class 2 Shares
   2017.......................... 1.45% to 2.20%     42,788 23.42 to 10.18     682   2.22%      15.01% to   14.13%
   2016.......................... 1.45% to 2.20%     76,618  20.37 to 8.92   1,035   1.96%       5.63% to    4.82%
   2015.......................... 1.45% to 2.20%     86,044  19.28 to 8.51   1,101   3.08%     (7.85)% to  (8.55)%
   2014.......................... 1.45% to 2.20%     95,930  20.92 to 9.31   1,342   1.82%    (12.42)% to (13.09)%
   2013.......................... 1.45% to 2.20%     94,061 23.89 to 10.71   1,541   2.41%      21.19% to   20.27%
 Templeton Global Bond VIP
   Fund -- Class 1 Shares
   2017.......................... 1.15% to 1.40%    318,265 18.66 to 18.06   5,797   0.00%       0.98% to    0.73%
   2016.......................... 1.15% to 1.40%    367,813 18.48 to 17.93   6,648   0.00%       2.02% to    1.77%
   2015.......................... 1.15% to 1.40%    420,869 18.12 to 17.62   7,468   7.78%     (5.20)% to  (5.44)%
   2014.......................... 1.15% to 1.40%    515,215 19.11 to 18.63   9,653   5.13%       0.95% to    0.69%
   2013.......................... 1.15% to 1.40%    577,510 18.93 to 18.51  10,735   4.87%       0.72% to    0.46%
 Templeton Growth VIP Fund --
   Class 2 Shares
   2017.......................... 1.45% to 2.20%    889,619 13.61 to 12.45  11,558   1.61%      16.79% to   15.90%
   2016.......................... 1.45% to 2.20%    794,807 11.65 to 10.74   8,798   2.09%       8.03% to    7.21%
   2015.......................... 1.45% to 2.20%    929,502 10.79 to 10.02   9,516   2.59%     (7.84)% to  (8.54)%
   2014.......................... 1.45% to 2.20%  1,058,142 11.70 to 10.95  11,802   1.28%     (4.22)% to  (4.95)%
   2013.......................... 1.45% to 2.20%  1,475,205 12.22 to 11.52  17,368   2.41%      28.92% to   27.94%
Goldman Sachs Variable Insurance
  Trust
 Goldman Sachs Government
   Money Market Fund --
   Service Shares
   2017.......................... 0.75% to 2.55% 13,526,631   9.66 to 8.75 124,949   0.50%     (0.24)% to  (2.05)%
   2016.......................... 0.75% to 2.55% 14,233,505   9.68 to 8.93 132,976   0.04%     (0.71)% to  (2.50)%
   2015.......................... 0.75% to 2.55% 14,686,855   9.75 to 9.16 139,172   0.01%     (0.74)% to  (2.54)%
   2014.......................... 0.75% to 2.55% 16,425,706   9.82 to 9.40 158,168   0.01%     (0.74)% to  (2.54)%
   2013.......................... 0.75% to 2.55% 17,668,537   9.90 to 9.64 172,860   0.01%     (0.74)% to  (2.54)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                    Expense as a                            Net   Investment
                                    % of Average                           Assets   Income
                                   Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                   -------------- --------- -------------- ------ ---------- --------------------
 Goldman Sachs Large Cap Value
   Fund -- Institutional Shares
   2017........................... 1.15% to 1.60%   385,587 18.46 to 17.56  7,080   1.58%       8.60% to    8.11%
   2016........................... 1.15% to 1.60%   440,569 17.00 to 16.24  7,464   2.05%      10.30% to    9.80%
   2015........................... 1.15% to 1.60%   540,209 15.41 to 14.79  8,322   1.35%     (5.51)% to  (5.94)%
   2014........................... 1.15% to 1.60%   631,084 16.31 to 15.73 10,331   1.32%      11.64% to   11.13%
   2013........................... 1.15% to 1.60%   772,229 14.61 to 14.15 11,349   1.19%      31.70% to   31.11%
 Goldman Sachs Mid Cap Value
   Fund -- Institutional Shares
   2017........................... 1.15% to 2.30% 1,043,479 41.84 to 18.89 39,934   0.61%       9.80% to    8.52%
   2016........................... 1.15% to 2.30% 1,673,110 38.11 to 17.41 51,961   1.43%      12.23% to   10.93%
   2015........................... 1.15% to 2.30% 1,386,533 33.96 to 15.69 43,127   0.35%    (10.29)% to (11.33)%
   2014........................... 1.15% to 2.30% 1,835,320 37.85 to 17.70 59,983   0.99%      12.26% to   10.96%
   2013........................... 1.15% to 2.30% 1,995,853 33.72 to 15.95 60,621   0.81%      31.37% to   29.84%
JPMorgan Insurance Trust
 JPMorgan Insurance Trust Core
   Bond Portfolio -- Class 1
   2017........................... 1.45% to 2.20%   248,134 14.35 to 12.48  3,406   2.52%       2.07% to    1.30%
   2016........................... 1.45% to 2.20%   278,782 14.06 to 12.32  3,768   2.62%       0.64% to  (0.12)%
   2015........................... 1.45% to 2.20%   286,159 13.97 to 12.34  3,859   4.24%     (0.35)% to  (1.11)%
   2014........................... 1.45% to 2.20%   233,274 14.02 to 12.48  3,179   3.84%       3.40% to    2.61%
   2013........................... 1.45% to 2.20%   267,217 13.56 to 12.16  3,539   4.79%     (2.90)% to  (3.64)%
 JPMorgan Insurance Trust Mid
   Cap Value Portfolio -- Class 1
   2017........................... 1.45% to 2.20%    15,289 33.68 to 10.80    295   0.91%      12.12% to   11.74%
   2016........................... 1.45% to 2.05%     3,206 30.04 to 28.67     95   0.88%      13.04% to   12.35%
   2015........................... 1.45% to 2.05%     3,695 26.58 to 25.52     97   1.01%     (4.07)% to  (4.65)%
   2014........................... 1.45% to 2.05%     3,942 27.71 to 26.76    108   0.78%      13.44% to   12.75%
   2013........................... 1.45% to 2.05%     4,772 24.42 to 23.73    115   1.06%      30.38% to   29.59%
 JPMorgan Insurance Trust Small
   Cap Core Portfolio -- Class 1
   2017........................... 1.45% to 2.20%    10,889 34.11 to 13.17    208   0.32%      13.56% to   12.70%
   2016........................... 1.45% to 2.20%    13,229 30.04 to 11.69    231   0.02%      18.48% to   38.30%
   2015........................... 1.45% to 1.45%       292 25.35 to 25.35      7   0.14%     (6.66)% to  (6.66)%
   2014........................... 1.45% to 1.45%       292 27.16 to 27.16      8   0.11%       8.01% to    8.01%
   2013........................... 1.45% to 1.45%     1,851 25.15 to 25.15     47   0.69%      40.23% to   40.23%
 JPMorgan Insurance Trust U.S.
   Equity Portfolio -- Class 1
   2017........................... 1.45% to 2.20%    47,172 25.14 to 19.79  1,129   0.88%      20.56% to   19.65%
   2016........................... 1.45% to 2.20%    59,840 20.85 to 16.54  1,196   0.95%       9.33% to    8.50%
   2015........................... 1.45% to 2.20%    63,151 19.07 to 15.25  1,158   1.16%     (0.60)% to  (1.35)%
   2014........................... 1.45% to 2.20%    70,097 19.19 to 15.46  1,294   0.94%      12.25% to   11.40%
   2013........................... 1.45% to 2.20%    83,693 17.09 to 13.88  1,382   1.33%      34.24% to   33.22%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                       Expense as a                            Net    Investment
                                       % of Average                           Assets    Income
                                      Net Assets (1)   Units     Unit Value    000s   Ratio (2)   Total Return (3)
                                      -------------- --------- -------------- ------- ---------- -------------------
Janus Aspen Series
 Janus Henderson Balanced
   Portfolio -- Institutional Shares
   2017.............................. 1.15% to 1.60% 1,754,161 61.11 to 26.01  72,839   1.59%     17.07% to   16.55%
   2016.............................. 1.15% to 1.60% 2,031,781 52.20 to 22.32  71,783   2.18%      3.40% to    2.94%
   2015.............................. 1.15% to 1.60% 2,351,321 50.48 to 21.68  80,984   1.58%    (0.54)% to  (0.99)%
   2014.............................. 1.15% to 1.60% 2,693,920 50.76 to 21.90  93,337   1.73%      7.26% to    6.78%
   2013.............................. 1.15% to 1.60% 3,140,078 47.32 to 20.51 100,092   1.52%     18.77% to   18.24%
 Janus Henderson Balanced
   Portfolio -- Service Shares
   2017.............................. 1.45% to 2.55% 5,193,649 26.57 to 16.72 107,672   1.37%     16.43% to   15.13%
   2016.............................. 1.45% to 2.55% 5,802,246 22.82 to 14.52 103,508   1.92%      2.82% to    1.67%
   2015.............................. 1.45% to 2.55% 6,591,303 22.19 to 14.29 115,048   1.37%    (1.05)% to  (2.15)%
   2014.............................. 1.45% to 2.55% 7,502,341 22.43 to 14.60 132,960   1.50%      6.67% to    5.48%
   2013.............................. 1.45% to 2.55% 8,424,542 21.03 to 13.84 139,847   1.33%     18.07% to   16.75%
 Janus Henderson Enterprise
   Portfolio -- Institutional Shares
   2017.............................. 1.15% to 1.60%   891,322 96.72 to 26.89  48,550   0.62%     25.96% to   25.39%
   2016.............................. 1.15% to 1.60% 1,051,330 76.79 to 21.45  45,233   0.14%     11.07% to   10.57%
   2015.............................. 1.15% to 1.60% 1,209,980 69.14 to 19.40  46,516   0.63%      2.83% to    2.37%
   2014.............................. 1.15% to 1.60% 1,377,241 67.23 to 18.95  51,555   0.16%     11.23% to   10.73%
   2013.............................. 1.15% to 1.60% 1,610,634 60.44 to 17.11  53,909   0.50%     30.86% to   30.27%
 Janus Henderson Enterprise
   Portfolio -- Service Shares
   2017.............................. 1.50% to 1.70%   354,600 14.38 to 13.88   5,538   0.53%     25.19% to   24.93%
   2016.............................. 1.50% to 1.70%   387,640 11.49 to 11.11   4,824   0.02%     10.43% to   10.20%
   2015.............................. 1.50% to 1.70%   414,922 10.40 to 10.08   4,758   0.52%      2.21% to    2.00%
   2014.............................. 1.50% to 1.70%   434,592 10.18 to  9.88   4,893   0.03%     10.56% to   10.33%
   2013.............................. 1.50% to 1.70%   484,698  9.21 to  8.96   4,979   0.37%     30.06% to   29.80%
 Janus Henderson Flexible Bond
   Portfolio -- Institutional Shares
   2017.............................. 0.75% to 1.60%   477,104 22.93 to 19.73  11,653   2.74%      2.84% to    1.97%
   2016.............................. 0.75% to 1.60%   611,114 22.29 to 19.34  14,878   2.78%      1.70% to    0.83%
   2015.............................. 0.75% to 1.60%   688,004 21.92 to 19.18  16,464   2.27%    (0.53)% to  (1.38)%
   2014.............................. 0.75% to 1.60%   755,890 22.04 to 19.45  18,247   3.56%      4.15% to    3.26%
   2013.............................. 0.75% to 1.60%   707,216 21.16 to 18.84  16,338   2.36%    (0.88)% to  (1.73)%
 Janus Henderson Forty Portfolio
   -- Institutional Shares
   2017.............................. 0.75% to 1.60%   808,548 25.90 to 27.75  35,582   0.00%     29.34% to   28.24%
   2016.............................. 0.75% to 1.60%   948,927 20.03 to 21.64  32,376   0.00%      1.43% to    0.57%
   2015.............................. 0.75% to 1.60% 1,102,917 19.75 to 21.52  37,281   0.00%     11.38% to   10.43%
   2014.............................. 0.75% to 1.60% 1,281,669 17.73 to 19.49  38,853   0.16%      7.92% to    7.00%
   2013.............................. 0.75% to 1.60% 1,538,511 16.43 to 18.21  43,191   0.71%     30.24% to   29.13%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                      -------------- --------- -------------- ------ ---------- --------------------
 Janus Henderson Forty
   Portfolio -- Service Shares
   2017.............................. 1.45% to 2.35%   526,903 39.53 to 23.01 12,868   0.00%      28.12% to   26.95%
   2016.............................. 1.45% to 2.55% 2,184,706 30.86 to 16.09 37,015   0.00%       0.47% to  (0.65)%
   2015.............................. 1.45% to 2.55% 2,712,925 30.71 to 16.20 48,727   0.00%      10.31% to    9.08%
   2014.............................. 1.45% to 2.55% 3,088,721 27.84 to 14.85 47,635   0.03%       6.89% to    5.70%
   2013.............................. 1.45% to 2.55% 3,689,245 26.05 to 14.05 54,290   0.58%      28.99% to   27.55%
 Janus Henderson Global Research
   Portfolio -- Institutional Shares
   2017.............................. 1.15% to 1.60% 1,300,011 53.93 to 15.55 43,987   0.81%      25.57% to   25.01%
   2016.............................. 1.15% to 1.60% 1,495,339 42.95 to 12.44 40,317   1.07%       0.89% to    0.44%
   2015.............................. 1.15% to 1.60% 1,705,388 42.57 to 12.39 45,357   0.65%     (3.41)% to  (3.85)%
   2014.............................. 1.15% to 1.60% 1,923,354 44.07 to 12.88 52,706   1.07%       6.21% to    5.73%
   2013.............................. 1.15% to 1.60% 2,228,261 41.50 to 12.18 57,625   1.20%      26.95% to   26.38%
 Janus Henderson Global Research
   Portfolio -- Service Shares
   2017.............................. 1.50% to 1.70%   356,238  9.98 to  9.63  3,698   0.69%      24.79% to   24.54%
   2016.............................. 1.50% to 1.70%   407,053  8.00 to  7.73  3,384   0.94%       0.29% to    0.09%
   2015.............................. 1.50% to 1.70%   457,016  7.97 to  7.72  3,804   0.51%     (3.99)% to  (4.19)%
   2014.............................. 1.50% to 1.70%   530,936  8.30 to  8.06  4,619   0.96%       5.57% to    5.36%
   2013.............................. 1.50% to 1.70%   614,562  7.87 to  7.65  5,064   1.08%      26.16% to   25.90%
 Janus Henderson Global
   Technology Portfolio -- Service
   Shares
   2017.............................. 1.15% to 1.70%   658,251 13.60 to 12.07  8,399   0.45%      43.25% to   42.46%
   2016.............................. 1.15% to 1.70%   660,400  9.49 to  8.47  5,893   0.09%      12.54% to   11.92%
   2015.............................. 1.15% to 1.70%   709,850  8.44 to  7.57  5,655   0.00%       3.44% to    2.87%
   2014.............................. 1.15% to 1.70%   827,786  8.15 to  7.36  6,404   0.00%       8.09% to    7.49%
   2013.............................. 1.15% to 1.70%   935,906  7.54 to  6.85  6,721   0.00%      33.83% to   33.09%
 Janus Henderson Overseas
   Portfolio -- Institutional Shares
   2017.............................. 0.75% to 1.60%   765,523 15.83 to 22.91 23,652   1.64%      30.14% to   29.03%
   2016.............................. 0.75% to 1.60%   890,300 12.16 to 17.76 21,291   4.65%     (7.15)% to  (7.94)%
   2015.............................. 0.75% to 1.60%   979,039 13.10 to 19.29 25,442   0.58%     (9.28)% to (10.05)%
   2014.............................. 0.75% to 1.60% 1,124,435 14.44 to 21.45 32,588   3.07%    (12.53)% to (13.28)%
   2013.............................. 0.75% to 1.60% 1,370,697 16.51 to 24.73 45,431   3.12%      13.70% to   12.73%
 Janus Henderson Overseas
   Portfolio -- Service Shares
   2017.............................. 1.45% to 2.10%   181,510 29.75 to 18.84  2,611   1.55%      28.91% to   28.07%
   2016.............................. 1.45% to 2.10%   206,876 23.07 to 14.71  2,326   4.67%     (8.06)% to  (8.66)%
   2015.............................. 1.45% to 2.10%   293,437 25.10 to 16.11  3,539   0.50%    (10.13)% to (10.72)%
   2014.............................. 1.45% to 2.10%   333,015 27.92 to 18.04  4,515   3.03%    (13.38)% to (13.95)%
   2013.............................. 1.45% to 2.10%   387,018 32.24 to 20.97  6,091   3.06%      12.62% to   11.88%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                      Expense as a                            Net   Investment
                                      % of Average                           Assets   Income
                                     Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                     -------------- --------- -------------- ------ ---------- -------------------
 Janus Henderson Research Portfolio
   -- Institutional Shares
   2017............................. 1.15% to 1.60% 1,347,021 54.42 to 17.53 43,863   0.39%     26.41% to   25.85%
   2016............................. 1.15% to 1.60% 1,569,263 43.05 to 13.93 40,553   0.53%    (0.66)% to  (1.10)%
   2015............................. 1.15% to 1.60% 1,844,187 43.33 to 14.09 47,984   0.63%      4.13% to    3.66%
   2014............................. 1.15% to 1.60% 2,075,652 41.61 to 13.59 51,729   0.36%     11.69% to   11.19%
   2013............................. 1.15% to 1.60% 2,431,560 37.26 to 12.22 54,219   0.78%     28.84% to   28.26%
 Janus Henderson Research Portfolio
   -- Service Shares
   2017............................. 1.50% to 1.70%   263,890 13.25 to 12.79  3,614   0.24%     25.65% to   25.39%
   2016............................. 1.50% to 1.70%   313,350 10.55 to 10.20  3,429   0.38%    (1.23)% to  (1.43)%
   2015............................. 1.50% to 1.70%   352,027 10.68 to 10.35  3,905   0.45%      3.50% to    3.29%
   2014............................. 1.50% to 1.70%   405,834 10.32 to 10.02  4,353   0.22%     11.04% to   10.82%
   2013............................. 1.50% to 1.70%   468,499  9.29 to  9.04  4,521   0.66%     28.05% to   27.79%
Legg Mason Partners Variable Equity
  Trust
 ClearBridge Variable Aggressive
   Growth Portfolio -- Class II
   2017............................. 1.45% to 2.30%   197,561 33.22 to 21.40  6,236   0.21%     14.31% to   13.33%
   2016............................. 1.45% to 2.30%   277,181 29.06 to 18.88  7,729   0.31%    (0.52)% to  (1.38)%
   2015............................. 1.45% to 2.30%   767,178 29.21 to 19.15 21,895   0.05%    (3.36)% to  (4.20)%
   2014............................. 1.45% to 2.30% 1,126,370 30.23 to 19.99 33,343   0.01%     18.33% to   17.31%
   2013............................. 1.45% to 2.30%   530,517 25.55 to 17.04 13,101   0.06%     45.23% to   43.98%
 ClearBridge Variable Dividend
   Strategy Portfolio -- Class I
   2017............................. 1.15% to 1.60%   278,057 18.53 to 17.66  4,991   1.46%     17.81% to   17.28%
   2016............................. 1.15% to 1.60%   318,210 15.73 to 15.06  4,859   1.54%     13.67% to   13.16%
   2015............................. 1.15% to 1.60%   338,426 13.84 to 13.31  4,557   1.67%    (5.40)% to  (5.83)%
   2014............................. 1.15% to 1.60%   432,408 14.63 to 14.13  6,169   2.15%     12.31% to   11.80%
   2013............................. 1.15% to 1.60%   494,752 13.03 to 12.64  6,304   1.62%     24.49% to   23.93%
 ClearBridge Variable Dividend
   Strategy Portfolio -- Class II
   2017............................. 1.45% to 2.45%   583,700 17.68 to 15.86  9,961   1.38%     17.29% to   16.10%
   2016............................. 1.45% to 2.45%   575,027 15.08 to 13.66  8,381   1.67%     13.12% to   11.98%
   2015............................. 1.45% to 2.45%   444,855 13.33 to 12.20  5,674   1.62%    (5.82)% to  (6.78)%
   2014............................. 1.45% to 2.45%   564,374 14.15 to 13.09  7,671   1.98%     11.84% to   10.70%
   2013............................. 1.45% to 2.45%   642,526 12.65 to 11.82  7,847   1.50%     23.86% to   22.61%
 ClearBridge Variable Large Cap
   Value Portfolio -- Class I
   2017............................. 1.15% to 2.30%   914,407 35.36 to 11.66 16,990   1.44%     13.52% to   12.20%
   2016............................. 1.15% to 2.30%   870,195 31.15 to 10.39 15,224   1.48%     11.70% to   10.41%
   2015............................. 1.15% to 2.30% 1,342,584 27.89 to  9.41 18,994   1.40%    (3.98)% to  (5.10)%
   2014............................. 1.15% to 2.30% 1,933,536 29.04 to  9.92 26,732   1.82%     10.42% to (10.82)%
   2013............................. 1.15% to 1.60%   529,756 26.30 to 18.35 11,797   1.60%     30.85% to   30.26%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                      Expense as a                            Net   Investment
                                      % of Average                           Assets   Income
                                     Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                     -------------- --------- -------------- ------ ---------- --------------------
MFS(R) Variable Insurance Trust
 MFS(R) Investors Trust Series --
   Service Class Shares
   2017............................. 1.45% to 1.85%   296,647 29.62 to 23.30  5,957   0.55%      21.25% to   20.76%
   2016............................. 1.45% to 1.95%   320,659 24.43 to 18.84  5,309   0.57%       6.75% to    6.21%
   2015............................. 1.45% to 1.95%   370,130 22.88 to 17.74  5,733   0.68%     (1.50)% to  (2.00)%
   2014............................. 1.45% to 1.95%   436,811 23.23 to 18.10  6,863   0.76%       9.11% to    8.55%
   2013............................. 1.45% to 1.95%   501,261 21.29 to 16.68  7,308   0.92%      29.83% to   29.17%
 MFS(R) New Discovery Series --
   Service Class Shares
   2017............................. 1.15% to 2.30%   648,451 35.60 to 23.59 14,585   0.00%      24.88% to   23.44%
   2016............................. 1.15% to 2.30%   663,903 28.51 to 19.11 12,301   0.00%       7.55% to    6.30%
   2015............................. 1.15% to 2.30%   790,831 26.51 to 17.98 13,662   0.00%     (3.27)% to  (4.40)%
   2014............................. 1.15% to 2.30%   997,867 27.40 to 18.81 17,853   0.00%     (8.56)% to  (9.62)%
   2013............................. 1.15% to 2.30% 1,461,189 29.97 to 20.81 27,924   0.00%      39.59% to   37.97%
 MFS(R) Total Return Series --
   Service Class Shares
   2017............................. 1.45% to 2.55% 2,899,860 21.32 to 13.23 46,828   2.15%      10.41% to    9.18%
   2016............................. 1.45% to 2.55% 3,278,568 19.31 to 12.12 48,180   2.71%       7.24% to    6.05%
   2015............................. 1.45% to 2.55% 3,461,844 18.00 to 11.43 47,611   2.35%     (2.02)% to  (3.11)%
   2014............................. 1.45% to 2.55% 3,952,024 18.38 to 11.80 55,659   1.69%       6.67% to    5.48%
   2013............................. 1.45% to 2.55% 4,564,778 17.23 to 11.18 60,680   1.62%      17.02% to   15.71%
 MFS(R) Utilities Series -- Service
   Class Shares
   2017............................. 1.45% to 2.20%   564,347 42.04 to 24.27 15,293   3.90%      12.84% to   11.98%
   2016............................. 1.45% to 2.20%   700,916 37.26 to 21.67 16,772   3.44%       9.63% to    8.80%
   2015............................. 1.45% to 2.20%   790,491 33.99 to 19.92 17,322   3.86%    (15.99)% to (16.63)%
   2014............................. 1.45% to 2.20%   909,300 40.46 to 23.89 23,852   1.90%      10.84% to    9.99%
   2013............................. 1.45% to 2.30% 1,075,702 36.50 to 18.88 25,472   2.05%      18.47% to   17.45%
MFS(R) Variable Insurance Trust II
 MFS(R) Massachusetts Investors
   Growth Stock Portfolio --
   Service Class Shares
   2017............................. 1.45% to 2.30%   649,434 12.81 to 12.51  8,292   0.42%      26.25% to   25.16%
   2016............................. 1.45% to 2.30%   728,673 10.15 to  9.99  7,379   0.38%       4.31% to    3.41%
   2015 (4)......................... 1.45% to 2.30%   752,771  9.73 to  9.66  7,317   0.47%     (3.53)% to  (4.36)%
 MFS(R) Strategic Income
   Portfolio -- Service
   Class Shares
   2017............................. 1.45% to 1.45%     2,592 11.09 to 11.09     29   4.37%       4.35% to    4.35%
   2016............................. 1.45% to 1.45%     3,021 10.63 to 10.63     32   2.96%       6.44% to    6.44%
   2015............................. 1.45% to 1.45%     2,133  9.99 to  9.99     21   4.94%     (3.48)% to  (3.48)%
   2014............................. 1.45% to 1.45%     2,710 10.35 to 10.35     28   3.06%       1.49% to    1.49%
   2013 (4)......................... 1.45% to 1.45%     2,732 10.19 to 10.19     28   2.97%       5.21% to    5.21%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                    Expense as a                             Net   Investment
                                    % of Average                            Assets   Income
                                   Net Assets (1)   Units     Unit Value     000s  Ratio (2)   Total Return (3)
                                   -------------- --------- --------------- ------ ---------- -------------------
Oppenheimer Variable Account
  Funds
 Oppenheimer Capital Appreciation
   Fund/VA -- Non-Service
   Shares
   2017........................... 1.15% to 1.60%   581,375 113.36 to 20.66 28,780   0.23%     25.38% to   24.81%
   2016........................... 1.15% to 1.60%   683,004  90.41 to 16.55 27,894   0.41%    (3.33)% to  (3.76)%
   2015........................... 1.15% to 1.60%   784,080  93.52 to 17.20 32,998   0.09%      2.35% to    1.89%
   2014........................... 1.15% to 1.60%   897,175  91.37 to 16.88 36,968   0.45%     14.08% to   13.57%
   2013........................... 1.15% to 1.60% 1,049,031  80.09 to 14.87 37,612   0.98%     28.25% to   27.67%
 Oppenheimer Capital Appreciation
   Fund/VA -- Service Shares
   2017........................... 1.45% to 2.10%   207,692  25.07 to 18.05  4,645   0.01%     24.68% to   23.86%
   2016........................... 1.45% to 2.10%   243,018  20.11 to 14.57  4,386   0.11%    (3.84)% to  (4.47)%
   2015........................... 1.45% to 2.10%   310,174  20.91 to 15.26  5,764   0.00%      1.77% to    1.10%
   2014........................... 1.45% to 2.10%   354,443  20.54 to 15.09  6,506   0.18%     13.46% to   12.71%
   2013........................... 1.45% to 2.10%   416,579  18.11 to 13.39  6,727   0.73%     27.55% to   26.71%
 Oppenheimer Conservative
   Balanced Fund/VA --
   Non-Service Shares
   2017........................... 1.15% to 1.60%   349,035  50.23 to 15.38 10,783   1.95%      8.00% to    7.51%
   2016........................... 1.15% to 1.60%   375,945  46.51 to 14.30 11,158   2.39%      4.05% to    3.58%
   2015........................... 1.15% to 1.60%   402,826  44.70 to 13.81 11,608   2.23%    (0.33)% to  (0.78)%
   2014........................... 1.15% to 1.60%   461,073  44.85 to 13.92 13,513   2.06%      6.95% to    6.47%
   2013........................... 1.15% to 1.60%   533,854  41.93 to 13.07 14,372   2.35%     11.87% to   11.36%
 Oppenheimer Conservative
   Balanced Fund/VA --
   Service Shares
   2017........................... 1.45% to 2.55% 1,871,679  13.13 to  9.12 20,762   1.74%      7.37% to    6.18%
   2016........................... 1.45% to 2.55% 2,125,261  12.22 to  8.59 22,007   2.17%      3.44% to    2.29%
   2015........................... 1.45% to 2.55% 2,185,061  11.82 to  8.40 22,063   2.02%    (0.89)% to  (2.00)%
   2014........................... 1.45% to 2.55% 2,531,912  11.92 to  8.57 25,907   1.80%      6.45% to    5.26%
   2013........................... 1.45% to 2.55% 3,004,910  11.20 to  8.14 29,168   2.16%     11.20% to    9.96%
 Oppenheimer Discovery Mid Cap
   Growth Fund/VA --
   Non-Service Shares
   2017........................... 1.15% to 1.60%   432,839  99.77 to 20.09 24,387   0.03%     27.31% to   26.74%
   2016........................... 1.15% to 1.60%   507,574  78.37 to 15.85 22,242   0.00%      1.16% to    0.70%
   2015........................... 1.15% to 1.60%   585,281  77.47 to 15.74 25,561   0.00%      5.38% to    4.90%
   2014........................... 1.15% to 1.60%   647,143  73.51 to 15.01 26,705   0.00%      4.57% to    4.09%
   2013........................... 1.15% to 1.60%   785,237  70.30 to 14.42 30,359   0.01%     34.42% to   33.81%
 Oppenheimer Discovery Mid Cap
   Growth Fund/VA --
   Service Shares
   2017........................... 1.45% to 1.70%   297,883  28.45 to 27.32  8,383   0.00%     26.60% to   26.28%
   2016........................... 1.45% to 1.70%   293,900  22.48 to 21.63  6,550   0.00%      0.60% to    0.35%
   2015........................... 1.45% to 1.85%   336,364  22.34 to 16.95  7,457   0.00%      4.81% to    4.38%
   2014........................... 1.45% to 1.85%   147,843  21.32 to 16.23  3,123   0.00%      3.99% to    3.57%
   2013........................... 1.45% to 1.85%   167,844  20.50 to 15.67  3,411   0.00%     33.66% to   33.12%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                 Expense as a                            Net    Investment
                                 % of Average                           Assets    Income
                                Net Assets (1)   Units     Unit Value    000s   Ratio (2)    Total Return (3)
                                -------------- --------- -------------- ------- ---------- --------------------
 Oppenheimer Global Fund/VA --
   Service Shares
   2017........................ 1.45% to 2.55% 3,989,415 37.88 to 14.78  85,383   0.75%      34.35% to   32.86%
   2016........................ 1.45% to 2.55% 4,229,281 28.19 to 11.13  66,987   0.87%     (1.60)% to  (2.70)%
   2015........................ 1.45% to 2.55% 6,026,230 28.65 to 11.44 100,044   1.05%       2.17% to    1.03%
   2014........................ 1.45% to 2.55% 6,676,251 28.04 to 11.32 108,068   0.82%       0.58% to  (0.55)%
   2013........................ 1.45% to 2.55% 6,525,998 27.88 to 11.38 108,740   1.17%      25.15% to   23.75%
 Oppenheimer Global Strategic
   Income Fund/VA --
   Non-Service Shares
   2017........................ 1.15% to 1.60%   317,036 10.90 to 10.64   3,410   2.33%       5.05% to    4.58%
   2016........................ 1.15% to 1.60%   370,143 10.37 to 10.18   3,800   5.06%       5.31% to    4.84%
   2015........................ 1.15% to 1.60%   417,605  9.85 to  9.71   4,080   5.85%     (3.38)% to  (3.82)%
   2014........................ 1.15% to 1.60%   468,622 10.19 to 10.09   4,751   4.35%       1.66% to    1.20%
   2013........................ 1.15% to 1.60%   604,417 10.03 to  9.97   6,043   4.96%     (1.28)% to  (1.73)%
 Oppenheimer Main Street Fund/
   VA -- Service Shares
   2017........................ 1.45% to 2.55% 5,972,530 27.93 to 15.46 109,416   1.04%      14.95% to   13.67%
   2016........................ 1.45% to 2.55% 6,989,674 24.30 to 13.60 112,227   0.71%       9.69% to    8.47%
   2015........................ 1.45% to 2.55% 5,780,439 22.15 to 12.54  85,090   0.66%       1.61% to    0.48%
   2014........................ 1.45% to 2.55% 6,848,063 21.80 to 12.48  99,834   0.58%       8.80% to    7.59%
   2013........................ 1.45% to 2.55% 8,143,681 20.04 to 11.60 109,727   0.85%      29.53% to   28.09%
 Oppenheimer Main Street
   Small Cap Fund(R)/VA --
   Service Shares
   2017........................ 1.45% to 2.55% 1,764,040 39.16 to 16.48  44,261   0.66%      12.26% to   11.01%
   2016........................ 1.45% to 2.55% 2,224,035 34.89 to 14.85  50,574   0.27%      15.97% to   14.68%
   2015........................ 1.45% to 2.55% 3,078,484 30.08 to 12.95  56,932   0.64%     (7.46)% to  (8.49)%
   2014........................ 1.45% to 2.55% 3,580,428 32.50 to 14.15  74,081   0.72%      10.04% to    8.81%
   2013........................ 1.45% to 2.55% 6,002,899 29.54 to 13.00 110,609   0.70%      38.59% to   37.04%
 Oppenheimer Total Return
   Bond Fund/VA --
   Non-Service Shares
   2017........................ 1.15% to 1.60%   504,740 28.73 to 11.99   9,660   2.44%       3.39% to    2.92%
   2016........................ 1.15% to 1.60%   576,236 27.79 to 11.65  10,454   3.68%       2.08% to    1.63%
   2015........................ 1.15% to 1.60%   642,440 27.22 to 11.46  11,554   4.07%     (0.20)% to  (0.65)%
   2014........................ 1.15% to 1.60%   732,970 27.28 to 11.54  13,217   5.33%       6.03% to    5.55%
   2013........................ 1.15% to 1.60%   873,493 25.73 to 10.93  14,939   5.09%     (1.25)% to  (1.69)%
PIMCO Variable Insurance Trust
 All Asset Portfolio --
   Advisor Class Shares
   2017........................ 1.45% to 1.95%   475,796 15.61 to 14.63   7,232   4.31%      11.74% to   11.17%
   2016........................ 1.45% to 2.20%   549,188 13.97 to 12.78   7,488   2.29%      11.27% to   10.43%
   2015........................ 1.45% to 2.20%   655,747 12.55 to 11.57   8,052   3.06%    (10.50)% to (11.19)%
   2014........................ 1.45% to 2.20%   791,211 14.03 to 13.03  10,890   4.87%     (1.00)% to  (1.76)%
   2013........................ 1.45% to 2.20%   961,909 14.17 to 13.26  13,386   3.88%     (1.34)% to  (2.09)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                 Expense as a                             Net    Investment
                                 % of Average                            Assets    Income
                                Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                -------------- ---------- -------------- ------- ---------- --------------------
 Foreign Bond Portfolio
   (U.S. Dollar Hedged) --
   Administrative Class Shares
   2017........................ 1.50% to 1.70%    117,382 19.97 to 19.27   2,313   4.03%       1.23% to    1.02%
   2016........................ 1.50% to 1.70%    160,909 19.73 to 19.08   3,124   1.41%       4.88% to    4.67%
   2015........................ 1.50% to 1.70%    185,736 18.81 to 18.23   3,444   2.90%     (1.21)% to  (1.41)%
   2014........................ 1.50% to 1.70%    215,190 19.04 to 18.49   4,052   1.82%       9.49% to    9.27%
   2013........................ 1.50% to 1.70%    236,465 17.39 to 16.92   4,066   1.87%     (1.01)% to  (1.21)%
 High Yield Portfolio --
   Administrative Class Shares
   2017........................ 1.45% to 2.55%  2,282,326 21.31 to 14.19  43,833   4.87%       5.07% to    3.90%
   2016........................ 1.45% to 2.55%  2,587,388 20.28 to 13.66  48,057   5.25%      10.82% to    9.59%
   2015........................ 1.45% to 2.55%  5,300,327 18.30 to 12.47  83,624   5.25%     (3.07)% to  (4.15)%
   2014........................ 1.45% to 2.55%  4,895,798 18.88 to 13.01  83,952   5.28%       1.84% to    0.70%
   2013........................ 1.45% to 2.55%  4,747,260 18.54 to 12.92  82,483   5.45%       4.20% to    3.04%
 Long-Term U.S. Government
   Portfolio -- Administrative
   Class Shares
   2017........................ 1.45% to 2.55%  1,706,498 20.00 to 15.95  34,651   2.17%       7.38% to    6.18%
   2016........................ 1.45% to 2.55%  1,922,497 18.63 to 15.02  36,780   1.89%     (0.78)% to  (1.89)%
   2015........................ 1.45% to 2.35%    775,453 18.78 to 16.67  17,253   2.06%     (2.82)% to  (3.71)%
   2014........................ 1.45% to 2.35%    921,205 19.32 to 17.31  20,909   2.30%      22.22% to   21.10%
   2013........................ 1.45% to 2.55%  1,176,923 15.81 to 13.19  21,753   2.36%    (14.21)% to (15.17)%
 Low Duration Portfolio --
   Administrative Class Shares
   2017........................ 1.45% to 2.55%  3,735,829 12.36 to 10.59  43,446   1.34%     (0.12)% to  (1.23)%
   2016........................ 1.45% to 2.55%  3,835,039 12.37 to 10.73  44,857   1.51%     (0.06)% to  (1.17)%
   2015........................ 1.45% to 2.55%  6,541,673 12.38 to 10.85  76,352   2.77%     (1.14)% to  (2.24)%
   2014........................ 1.45% to 2.55% 15,659,839 12.52 to 11.10 184,450   1.13%     (0.61)% to  (1.72)%
   2013........................ 1.45% to 2.55% 16,510,867 12.60 to 11.30 196,549   1.46%     (1.58)% to  (2.68)%
 Total Return Portfolio --
   Administrative Class Shares
   2017........................ 1.15% to 2.55% 13,884,221 16.94 to 13.18 219,063   2.02%       3.71% to    2.25%
   2016........................ 1.15% to 2.55% 15,999,977 16.34 to 12.89 244,475   2.09%       1.50% to    0.07%
   2015........................ 1.15% to 2.55% 18,775,625 16.09 to 12.88 284,510   5.04%     (0.71)% to  (2.11)%
   2014........................ 1.15% to 2.55% 16,532,808 16.21 to 13.16 260,145   2.14%       3.08% to    1.62%
   2013........................ 1.15% to 2.55% 20,562,399 15.73 to 12.95 314,824   2.19%     (3.09)% to  (4.46)%
Rydex Variable Trust
 NASDAQ -- 100(R) Fund
   2017........................ 1.45% to 1.85%    341,457 42.68 to 30.86   5,427   0.00%      29.23% to   28.70%
   2016........................ 1.45% to 1.85%    656,436 33.03 to 23.98   7,066   0.00%       4.45% to    4.03%
   2015........................ 1.45% to 2.00%  1,511,920 31.62 to 22.63  16,265   0.00%       6.67% to    6.08%
   2014........................ 1.45% to 1.85%    435,509 29.64 to 21.70   5,025   0.00%      15.74% to   15.27%
   2013........................ 1.45% to 1.85%    478,834 25.61 to 18.82   4,586   0.00%      32.67% to   32.13%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                   Expense as a                              Net     Investment
                                   % of Average                             Assets     Income
                                  Net Assets (1)   Units      Unit Value     000s    Ratio (2)   Total Return (3)
                                  -------------- ---------- -------------- --------- ---------- -------------------
State Street Variable Insurance
  Series Funds, Inc.
 Income V.I.S. Fund --
   Class 1 Shares
   2017.......................... 0.75% to 2.30%  1,252,511 17.98 to 11.35    18,445   1.97%      2.47% to    0.88%
   2016.......................... 0.75% to 2.30%  1,513,016 17.54 to 11.25    22,059   1.74%      2.21% to    0.62%
   2015.......................... 0.75% to 2.35%  1,702,881 17.16 to 11.26    24,410   2.10%    (1.17)% to  (2.76)%
   2014.......................... 0.75% to 2.35%  1,953,175 17.37 to 11.58    28,535   2.17%      4.33% to    2.65%
   2013.......................... 0.75% to 2.35%  2,178,712 16.65 to 11.28    30,652   2.40%    (2.08)% to  (3.66)%
 Premier Growth Equity V.I.S.
   Fund -- Class 1 Shares
   2017.......................... 0.75% to 2.10%  1,281,157 24.49 to 22.58    30,374   0.31%     27.38% to   25.66%
   2016.......................... 0.75% to 2.10%  1,481,093 19.23 to 17.97    27,772   0.49%      1.70% to    0.32%
   2015.......................... 0.75% to 2.10%  1,661,850 18.90 to 17.91    30,959   0.46%      2.52% to    1.13%
   2014.......................... 0.75% to 2.10%  1,840,075 18.44 to 17.71    33,758   0.47%     13.20% to   11.66%
   2013.......................... 0.75% to 2.10%  2,124,592 16.29 to 15.86    34,859   0.54%     33.87% to   32.05%
 Real Estate Securities V.I.S.
   Fund -- Class 1 Shares
   2017.......................... 0.75% to 2.55%  1,424,736 55.18 to 14.57    49,404   1.54%      5.05% to    3.15%
   2016.......................... 0.75% to 2.55%  1,730,701 52.52 to 14.12    58,910   2.31%      7.19% to    5.26%
   2015.......................... 0.75% to 2.55%  2,028,003 49.00 to 13.42    63,576   1.69%      3.78% to    1.90%
   2014.......................... 0.75% to 2.55%  2,413,755 47.22 to 13.17    73,692   1.64%     30.91% to   28.54%
   2013.......................... 0.75% to 2.55%  4,052,098 36.07 to 10.24    82,755   1.57%      1.83% to  (0.02)%
 S&P 500(R) Index V.I.S. Fund --
   Class 1 Shares
   2017.......................... 0.75% to 2.30%  5,498,219 21.65 to 20.93   158,837   1.76%     20.60% to   18.72%
   2016.......................... 0.75% to 2.30%  6,092,527 17.95 to 17.63   147,455   1.87%     10.78% to    9.05%
   2015.......................... 0.75% to 2.35%  6,549,734 16.21 to 14.81   145,375   2.15%      0.32% to  (1.30)%
   2014.......................... 0.75% to 2.35%  7,374,743 16.15 to 15.01   165,498   1.60%     12.43% to   10.62%
   2013.......................... 0.75% to 2.55%  8,409,723 14.37 to 11.85   169,583   1.73%     30.98% to   28.61%
 Small-Cap Equity V.I.S.
   Fund -- Class 1 Shares
   2017.......................... 1.15% to 2.30%  1,018,621 37.37 to 21.24    34,982   0.00%     11.42% to   10.12%
   2016.......................... 1.15% to 2.30%  1,184,299 33.54 to 19.29    36,669   0.00%     22.34% to   20.93%
   2015.......................... 1.15% to 2.30%  1,314,746 27.42 to 15.95    33,273   0.00%    (5.23)% to  (6.33)%
   2014.......................... 1.15% to 2.30%  1,402,842 28.93 to 17.03    37,546   0.00%      2.58% to    1.38%
   2013.......................... 1.15% to 2.30%  1,675,499 28.20 to 16.80    43,824   0.00%     35.31% to   33.74%
 Total Return V.I.S. Fund --
   Class 1 Shares
   2017.......................... 0.75% to 2.30% 45,934,260 20.45 to 15.02   841,510   2.01%     14.71% to   12.93%
   2016.......................... 0.75% to 2.30% 48,464,940 17.82 to 13.30   782,552   1.87%      5.55% to    3.91%
   2015.......................... 0.75% to 2.30% 51,257,510 16.89 to 12.80   791,790   1.68%    (1.87)% to  (3.41)%
   2014.......................... 0.75% to 2.30% 58,415,695 17.21 to 13.25   922,904   1.64%      4.53% to    2.90%
   2013.......................... 0.75% to 2.30% 67,335,272 16.46 to 12.88 1,025,906   1.48%     14.07% to   12.29%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                   Expense as a                             Net    Investment
                                   % of Average                            Assets    Income
                                  Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                  -------------- ---------- -------------- ------- ---------- -------------------
 Total Return V.I.S. Fund --
   Class 3 Shares
   2017.......................... 1.45% to 2.55% 46,322,370 14.85 to 11.85 615,662   1.63%     13.60% to   12.33%
   2016.......................... 1.45% to 2.55% 56,704,147 13.07 to 10.55 668,174   1.52%      4.55% to    3.38%
   2015.......................... 1.45% to 2.55% 66,025,483 12.51 to 10.21 748,990   1.44%    (2.77)% to  (3.86)%
   2014.......................... 1.45% to 2.55% 75,427,525 12.86 to 10.62 883,287   1.40%      3.55% to    2.39%
   2013.......................... 1.45% to 2.55% 87,086,756 12.42 to 10.37 988,824   1.22%     12.98% to   11.72%
 U.S. Equity V.I.S. Fund --
   Class 1 Shares
   2017.......................... 0.75% to 1.85%  1,122,669 22.38 to 21.09  23,908   0.75%     19.02% to   17.70%
   2016.......................... 0.75% to 1.85%  1,264,220 18.80 to 17.92  22,936   1.13%      8.49% to    7.29%
   2015.......................... 0.75% to 1.85%  1,586,449 17.33 to 16.70  27,033   1.04%    (3.04)% to  (4.11)%
   2014.......................... 0.75% to 1.85%  1,698,913 17.87 to 17.41  30,273   0.92%     11.93% to   10.69%
   2013.......................... 0.75% to 1.85%  1,844,437 15.97 to 15.73  29,293   0.95%     32.91% to   31.44%
The Alger Portfolios
 Alger Large Cap Growth
   Portfolio -- Class I-2 Shares
   2017.......................... 1.15% to 1.60%  1,088,395 40.99 to 17.28  28,030   0.00%     26.99% to   26.42%
   2016.......................... 1.15% to 1.60%  1,231,571 32.28 to 13.67  25,240   0.00%    (1.97)% to  (2.41)%
   2015.......................... 1.15% to 1.60%  1,416,213 32.93 to 14.00  29,781   0.00%      0.55% to    0.09%
   2014.......................... 1.15% to 1.60%  1,570,602 32.75 to 13.99  33,343   0.15%      9.71% to    9.21%
   2013.......................... 1.15% to 1.60%  1,781,971 29.85 to 12.81  34,391   0.77%     33.53% to   32.92%
 Alger Small Cap Growth
   Portfolio -- Class I-2 Shares
   2017.......................... 1.15% to 1.60%    846,955 27.31 to 20.04  20,024   0.00%     27.26% to   26.68%
   2016.......................... 1.15% to 1.60%  1,003,019 21.46 to 15.82  18,672   0.00%      5.02% to    4.55%
   2015.......................... 1.15% to 1.60%  1,128,630 20.44 to 15.13  20,045   0.00%    (4.43)% to  (4.86)%
   2014.......................... 1.15% to 1.60%  1,285,786 21.39 to 15.90  24,154   0.00%    (0.72)% to  (1.17)%
   2013.......................... 1.15% to 1.60%  1,585,723 21.54 to 16.09  30,091   0.00%     32.72% to   32.12%
The Prudential Series Fund
 Jennison 20/20 Focus Portfolio
   -- Class II Shares
   2017.......................... 1.45% to 2.30%    184,615 36.54 to 20.95   6,143   0.00%     27.87% to   26.77%
   2016.......................... 1.45% to 2.30%    213,849 28.57 to 16.53   5,491   0.00%    (0.23)% to  (1.09)%
   2015.......................... 1.45% to 2.30%    241,257 28.64 to 16.71   6,242   0.00%      4.33% to    3.43%
   2014.......................... 1.45% to 2.30%    282,631 27.45 to 16.16   7,005   0.00%      5.16% to    4.25%
   2013.......................... 1.45% to 2.55%    363,002 26.11 to 12.27   8,618   0.00%     27.48% to   26.05%
 Jennison Portfolio --
   Class II Shares
   2017.......................... 1.45% to 2.30%    163,659 35.81 to 23.67   5,576   0.00%     34.16% to   33.01%
   2016.......................... 1.45% to 2.30%    168,178 26.69 to 17.80   4,273   0.00%    (2.72)% to  (3.55)%
   2015.......................... 1.45% to 2.30%    267,063 27.44 to 18.45   7,026   0.00%      9.42% to    8.48%
   2014.......................... 1.45% to 2.30%    112,321 25.07 to 17.01   2,549   0.00%      7.99% to    7.06%
   2013.......................... 1.45% to 2.30%    137,841 23.22 to 15.89   2,876   0.00%     35.12% to   33.96%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2017

                                  Expense as a                            Net   Investment
                                  % of Average                           Assets   Income
                                 Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                 -------------- --------- -------------- ------ ---------- --------------------
 Natural Resources Portfolio --
   Class II Shares
   2017......................... 1.45% to 2.55% 4,833,745 14.37 to  6.39 34,397   0.00%     (1.97)% to  (3.06)%
   2016......................... 1.45% to 2.55% 3,243,289 14.66 to  6.59 24,862   0.00%      23.02% to   21.65%
   2015......................... 1.45% to 2.55% 2,722,626 11.92 to  5.42 17,314   0.00%    (29.88)% to (30.67)%
   2014......................... 1.45% to 2.55% 2,499,308 17.00 to  7.81 23,988   0.00%    (20.96)% to (21.84)%
   2013......................... 1.45% to 2.55% 2,329,825 21.50 to 10.00 29,992   0.00%       8.17% to    6.96%
 SP International Growth
   Portfolio -- Class II Shares
   2017......................... 1.55% to 1.55%        63 14.16 to 14.16      1   0.00%      33.33% to   33.33%
   2016......................... 1.55% to 1.55%       115 10.62 to 10.62      1   0.00%     (5.64)% to  (5.64)%
   2015......................... 1.55% to 1.55%       172 11.25 to 11.25      2   0.00%       1.49% to    1.49%
   2014......................... 1.55% to 1.55%       229 11.09 to 11.09      3   0.00%     (7.57)% to  (7.57)%
   2013......................... 1.55% to 1.55%       288 11.99 to 11.99      3   0.00%      16.68% to   16.68%
 SP Prudential U.S. Emerging
   Growth Portfolio --
   Class II Shares
   2017......................... 1.55% to 1.55%       671 26.18 to 26.18     18   0.00%      20.06% to   20.06%
   2016......................... 1.55% to 1.55%       686 21.81 to 21.81     15   0.00%       2.21% to    2.21%
   2015......................... 1.55% to 1.55%       704 21.34 to 21.34     15   0.00%     (4.24)% to  (4.24)%
   2014......................... 1.55% to 1.55%     1,170 22.28 to 22.28     26   0.00%       7.46% to    7.46%
   2013......................... 1.55% to 1.55%     1,566 20.73 to 20.73     32   0.00%      25.86% to   25.86%
Wells Fargo Variable Trust
 Wells Fargo VT Omega Growth
   Fund -- Class 2
   2017......................... 1.45% to 1.95%   312,906 25.79 to 24.83  8,030   0.01%      32.65% to   31.98%
   2016......................... 1.45% to 1.95%   121,717 19.44 to 18.81  2,358   0.00%     (0.94)% to  (1.44)%
   2015......................... 1.45% to 1.95%   156,144 19.62 to 19.08  3,055   0.00%     (0.13)% to  (0.63)%
   2014......................... 1.45% to 1.95%   189,559 19.65 to 19.21  3,716   0.00%       2.36% to    1.84%
   2013......................... 1.45% to 1.95%   196,633 19.19 to 18.86  3,766   0.13%      37.85% to   37.16%

--------
(1)Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.
(2)The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)The total return represents a range of minimum and maximum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.
(4)The ratios of expenses and net investment income to average net assets are annualized for periods less than a year.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Financial Statements

                 Years Ended December 31, 2017, 2016 and 2015

    (With Report of Independent Registered Public Accounting Firm Thereon)

         Genworth Life and Annuity Insurance Company and Subsidiaries

                  Index to Consolidated Financial Statements

                                                                                                       Page
                                                                                                       ----
Annual Financial Statements:
   Report of KPMG LLP, Independent Registered Public Accounting Firm.................................. F-1
   Consolidated Balance Sheets as of December 31, 2017 and 2016....................................... F-2
   Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015......... F-3
   Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2017,
     2016 and 2015.................................................................................... F-4
   Consolidated Statements of Changes in Stockholder's Equity for the years ended December 31, 2017,
     2016 and 2015.................................................................................... F-5
   Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015......... F-6
   Notes to Consolidated Financial Statements......................................................... F-7

            Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors
Genworth Life and Annuity Insurance Company:

Opinion on the Consolidated Financial Statements

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the "Company") as of December 31, 2017 and 2016, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes (collectively, the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

   These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

   We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Company's auditor since 1996.

Richmond, Virginia
April 20, 2018

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
           (Amounts in millions, except share and per share amounts)

                                                                                                December 31,
                                                                                            --------------------
                                                                                               2017       2016
                                                                                            ---------  ---------
Assets
   Investments:
       Fixed maturity securities available-for-sale, at fair value......................... $13,035.0  $12,409.7
       Equity securities available-for-sale, at fair value.................................      64.2       53.3
       Commercial mortgage loans...........................................................   1,774.6    1,623.1
       Policy loans........................................................................     527.4      529.1
       Other invested assets...............................................................     898.1    1,146.6
                                                                                            ---------  ---------
              Total investments............................................................  16,299.3   15,761.8
   Cash and cash equivalents...............................................................     542.1      484.4
   Accrued investment income...............................................................     132.5      130.5
   Deferred acquisition costs..............................................................   1,633.9    1,956.1
   Intangible assets.......................................................................     115.6      187.0
   Reinsurance recoverable.................................................................   7,218.4    7,490.0
   Other assets............................................................................     540.9      524.4
   Separate account assets.................................................................   6,659.9    6,704.4
                                                                                            ---------  ---------
              Total assets................................................................. $33,142.6  $33,238.6
                                                                                            =========  =========
Liabilities and stockholder's equity
   Liabilities:
       Future policy benefits.............................................................. $ 8,626.6  $ 8,859.1
       Policyholder account balances.......................................................  12,057.7   11,953.3
       Liability for policy and contract claims............................................     298.3      267.6
       Unearned premiums...................................................................       5.1        5.8
       Other liabilities...................................................................     388.7      420.5
       Non-recourse funding obligations....................................................     310.6      310.4
       Deferred tax liability..............................................................     526.7      902.8
       Separate account liabilities........................................................   6,659.9    6,704.4
                                                                                            ---------  ---------
              Total liabilities............................................................  28,873.6   29,423.9
                                                                                            ---------  ---------
   Commitments and contingencies

   Stockholder's equity:
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding)...........................................................      25.6       25.6
       Additional paid-in capital..........................................................   4,960.5    4,900.8
                                                                                            ---------  ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses):
              Net unrealized gains (losses) on securities not other-than-
                temporarily impaired.......................................................     268.7      240.6
              Net unrealized gains (losses) on other-than-temporarily impaired
                securities.................................................................       1.4        1.5
                                                                                            ---------  ---------
          Net unrealized investment gains (losses).........................................     270.1      242.1
                                                                                            ---------  ---------
          Derivatives qualifying as hedges.................................................      77.9       72.5
                                                                                            ---------  ---------
       Total accumulated other comprehensive income (loss).................................     348.0      314.6
       Retained deficit....................................................................  (1,065.1)  (1,426.3)
                                                                                            ---------  ---------
              Total stockholder's equity...................................................   4,269.0    3,814.7
                                                                                            ---------  ---------
              Total liabilities and stockholder's equity................................... $33,142.6  $33,238.6
                                                                                            =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Amounts in millions)

                                                                               Years ended December 31,
                                                                             ----------------------------
                                                                               2017      2016      2015
                                                                             --------  --------  --------
Revenues:
Premiums.................................................................... $  310.0  $   13.6  $  540.9
Net investment income.......................................................    680.1     686.5     706.4
Net investment gains (losses)...............................................     (7.7)     26.9     (74.8)
Policy fees and other income................................................    713.0   1,444.2     804.1
                                                                             --------  --------  --------
   Total revenues...........................................................  1,695.4   2,171.2   1,976.6
                                                                             --------  --------  --------
Benefits and expenses:
Benefits and other changes in policy reserves...............................  1,107.8   1,098.4   1,195.8
Interest credited...........................................................    280.3     305.4     318.9
Acquisition and operating expenses, net of deferrals........................    163.3     542.6     274.8
Amortization of deferred acquisition costs and intangibles..................    222.6     298.8     670.1
Interest expense............................................................     12.8      39.2      94.4
                                                                             --------  --------  --------
   Total benefits and expenses..............................................  1,786.8   2,284.4   2,554.0
                                                                             --------  --------  --------
Loss before income taxes and equity in net income of unconsolidated
  subsidiary................................................................    (91.4)   (113.2)   (577.4)
Benefit for income taxes....................................................   (382.3)    (34.6)   (211.2)
                                                                             --------  --------  --------
Net income (loss) before equity in net income of unconsolidated subsidiary..    290.9     (78.6)   (366.2)
Equity in net income of unconsolidated subsidiary...........................     70.3      37.5      18.4
                                                                             --------  --------  --------
Net income (loss)........................................................... $  361.2  $  (41.1) $ (347.8)
                                                                             ========  ========  ========
Supplemental disclosures:
Total other-than-temporary impairments...................................... $   (1.0) $   (2.8) $  (10.7)
Portion of other-than-temporary impairments included in other comprehensive
  income (loss).............................................................       --      (0.3)       --
                                                                             --------  --------  --------
Net other-than-temporary impairments........................................     (1.0)     (3.1)    (10.7)
Other investment gains (losses).............................................     (6.7)     30.0     (64.1)
                                                                             --------  --------  --------
Total net investment gains (losses)......................................... $   (7.7) $   26.9  $  (74.8)
                                                                             ========  ========  ========


          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                             (Amounts in millions)

                                                                                Years ended December 31,
                                                                                -----------------------
                                                                                 2017    2016     2015
                                                                                ------  ------  -------
Net income (loss).............................................................. $361.2  $(41.1) $(347.8)
Other comprehensive income (loss), net of taxes:
   Net unrealized gains (losses) on securities not other-than-temporarily
     impaired..................................................................   28.1    64.8   (222.6)
   Net unrealized gains (losses) on other-than-temporarily impaired securities.   (0.1)   (0.4)    (0.3)
   Derivatives qualifying as hedges............................................    5.4     4.2      4.7
                                                                                ------  ------  -------
   Total other comprehensive income (loss).....................................   33.4    68.6   (218.2)
                                                                                ------  ------  -------
Total comprehensive income (loss).............................................. $394.6  $ 27.5  $(566.0)
                                                                                ======  ======  =======




          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (Amounts in millions)

                                                                    Accumulated
                                                        Additional     other                    Total
                                                 Common  paid-in   comprehensive  Retained  stockholder's
                                                 stock   capital   income (loss)  deficit      equity
                                                 ------ ---------- ------------- ---------  -------------
Balances as of December 31, 2014................ $25.6   $4,840.9     $ 464.2    $  (935.8)   $4,394.9
                                                                                              --------
Comprehensive income (loss):
   Net loss.....................................    --         --          --       (347.8)     (347.8)
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --      (222.6)          --      (222.6)
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --        (0.3)          --        (0.3)
   Derivatives qualifying as hedges.............    --         --         4.7           --         4.7
                                                                                              --------
Total comprehensive income (loss)...............                                                (566.0)
Dividends.......................................    --         --          --        (40.5)      (40.5)
Other transactions with stockholder.............    --         --          --        (24.5)      (24.5)
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2015................  25.6    4,840.9       246.0     (1,348.6)    3,763.9
                                                                                              --------
Comprehensive income (loss):
   Net loss.....................................    --         --          --        (41.1)      (41.1)
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --        64.8           --        64.8
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --        (0.4)          --        (0.4)
   Derivatives qualifying as hedges.............    --         --         4.2           --         4.2
                                                                                              --------
Total comprehensive income (loss)...............                                                  27.5
Reinsurance recaptures with stockholder.........    --       59.9          --           --        59.9
Other transactions with stockholder.............    --         --          --        (36.6)      (36.6)
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2016................  25.6    4,900.8       314.6     (1,426.3)    3,814.7
                                                                                              --------
Comprehensive income (loss):
   Net income...................................    --         --          --        361.2       361.2
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --        28.1           --        28.1
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --        (0.1)          --        (0.1)
   Derivatives qualifying as hedges.............    --         --         5.4           --         5.4
                                                                                              --------
Total comprehensive income (loss)...............                                                 394.6
Reinsurance transactions with stockholder.......    --       57.2          --           --        57.2
Other transactions with stockholder.............    --        2.5          --           --         2.5
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2017................ $25.6   $4,960.5     $ 348.0    $(1,065.1)   $4,269.0
                                                 =====   ========     =======    =========    ========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Amounts in millions)

                                                                                Years ended December 31,
                                                                            -------------------------------
                                                                               2017       2016       2015
                                                                            ---------  ---------  ---------
Cash flows from (used by) operating activities:
   Net income (loss)....................................................... $   361.2  $   (41.1) $  (347.8)
   Adjustments to reconcile net income (loss) to net cash from (used by)
     operating activities:
       Amortization of fixed maturity discounts and premiums and
         limited partnerships..............................................     (14.7)     (11.7)      (2.6)
       Equity in net income of unconsolidated subsidiary...................     (70.3)     (37.5)     (18.4)
       Gain on sale of business............................................        --       (0.5)        --
       Net investment (gains) losses.......................................       7.7      (26.9)      74.8
       Charges assessed to policyholders...................................    (712.7)  (1,420.8)    (700.5)
       Acquisition costs deferred..........................................      (9.0)     (58.8)    (142.6)
       Amortization of deferred acquisition costs and intangibles..........     222.6      298.8      670.1
       Deferred income taxes...............................................    (430.5)    (156.4)    (186.1)
       Trading securities, held-for-sale investments and derivative
         instruments.......................................................     252.3       79.0     (323.6)
   Change in certain assets and liabilities:
       Accrued investment income and other assets..........................     (15.9)     (17.3)      (5.2)
       Insurance reserves..................................................     787.6      578.6      476.1
       Current taxes.......................................................      31.4      (11.9)     (73.0)
       Other liabilities, policy and contract claims and other policy-
         related balances..................................................      16.9       14.1       40.0
                                                                            ---------  ---------  ---------
   Net cash from (used by) operating activities............................     426.6     (812.4)    (538.8)
                                                                            ---------  ---------  ---------
Cash flows from (used by) investing activities:
   Proceeds from maturities and repayments of investments:
       Fixed maturity securities...........................................   1,027.2      730.9    1,530.2
       Commercial mortgage loans...........................................     137.4      220.0      252.4
   Proceeds from sales of investments:
       Fixed maturity and equity securities................................     420.9    1,296.4    2,198.3
   Purchases and originations of investments:
       Fixed maturity and equity securities................................  (1,493.9)  (1,866.8)  (2,186.3)
       Commercial mortgage loans...........................................    (239.8)    (167.1)    (279.0)
   Other invested assets, net..............................................       4.6       11.1       52.5
   Policy loans, net.......................................................        --      (38.9)        --
   Proceeds from sale of business..........................................        --       18.0         --
                                                                            ---------  ---------  ---------
   Net cash from (used by) investing activities............................    (143.6)     203.6    1,568.1
                                                                            ---------  ---------  ---------
Cash flows from (used by) financing activities:
   Deposits to universal life and investment contracts.....................     500.6      904.2    1,575.7
   Withdrawals from universal life and investment contracts................    (713.8)    (685.6)    (650.0)
   Redemption of non-recourse funding obligations..........................        --   (1,799.4)     (67.4)
   Dividends paid..........................................................        --         --      (40.5)
   Other, net..............................................................     (12.1)     (44.4)      (2.5)
                                                                            ---------  ---------  ---------
   Net cash from (used by) financing activities............................    (225.3)  (1,625.2)     815.3
                                                                            ---------  ---------  ---------
   Net change in cash and cash equivalents.................................      57.7   (2,234.0)   1,844.6
Cash and cash equivalents at beginning of period...........................     484.4    2,718.4      873.8
                                                                            ---------  ---------  ---------
Cash and cash equivalents at end of period................................. $   542.1  $   484.4  $ 2,718.4
                                                                            =========  =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Years Ended December 31, 2017, 2016 and 2015

(1) Formation and Nature of Business

   (a) Formation

   The accompanying financial statements include on a consolidated basis the accounts of Genworth Life and Annuity Insurance Company ("GLAIC") and our affiliate companies in which we hold a majority voting interest or power to direct activities of a variable interest entity ("VIE"), which we refer to as the "Company," "we," "us" or "our" unless the context otherwise requires. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. ("the Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock for a total transaction value of approximately
$2.7 billion, or $5.43 per share in cash. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement.

   Genworth and China Oceanwide continue to work towards satisfying the closing conditions of their proposed transaction as soon as possible. To date, Genworth has announced approvals from the Virginia State Corporation Commission Bureau of Insurance, the North Carolina Department of Insurance, the South Carolina Department of Insurance, the Vermont Insurance Division and the Australia Department of Treasury. In February 2018, Genworth and China Oceanwide re-filed their joint voluntary notice with the Committee on Foreign Investment in the United States ("CFIUS"). In Genworth's most recent joint filing, Genworth provided an additional mitigation approach to further protect the personal data of Genworth policyholders and customers in the United States, the structure of which includes the participation of a leading U.S. third party data administrator. Genworth and China Oceanwide are fully committed to developing an acceptable solution with CFIUS; however, there can be no assurance that CFIUS will ultimately agree to clear the transaction between Genworth and China Oceanwide on terms acceptable to the parties or at all. In addition to approval and clearance by CFIUS, the closing of the proposed transaction remains subject to the receipt of required regulatory approvals in the U.S., China, and other international jurisdictions and other closing conditions. Genworth and China Oceanwide also continue to be actively engaged with the other relevant regulators regarding the pending applications.

   On March 27, 2018, Genworth, the Parent and Merger Sub entered into a Waiver and Agreement pursuant to which Genworth and the Parent each agreed to waive until July 1, 2018 its right to terminate the Merger Agreement and abandon the merger in accordance with the terms of the Merger Agreement. This was the third waiver and agreement extension, which extended the previous deadline of April 1, 2018, and allows additional time for regulatory reviews of the transaction. If the parties are unable to reach an agreement as to a further extension of the deadline or are unable to satisfy the closing conditions by the applicable deadline, then either

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

party may terminate the Merger Agreement. Genworth and China Oceanwide remain committed to satisfying the closing conditions under the Merger Agreement as soon as possible.

   We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York ("GLICNY"), which is recorded under the equity method of accounting. As of December 31, 2017 and 2016, the carrying value of our investment in GLICNY was $722.0 million and $672.4 million, respectively, and was included in other invested assets. See note 20 for further discussion of our investment in GLICNY.

   The accompanying consolidated financial statements include the historical operations and accounts of the Company and its subsidiaries which include:
Assigned Settlement, Inc., GNWLAAC Real Estate Holding, LLC, Newco Properties, Inc. ("Newco"), Jamestown Life Insurance Company, River Lake Insurance Company VI ("River Lake VI"), River Lake Insurance Company VII ("River Lake VII"), River Lake Insurance Company VIII ("River Lake VIII"), River Lake Insurance Company IX ("River Lake IX"), River Lake Insurance Company X ("River Lake X") and Rivermont Life Insurance Company I ("Rivermont I"). During 2016, River Lake Insurance Company ("River Lake I"), River Lake Insurance Company II ("River Lake II") and River Lake Insurance Company IV ("River Lake IV") were dissolved; however, they are included in the consolidated financial statements through the date of their dissolution.

   (b) Nature of Business

   We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

   Our principal products in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime. In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of our offerings for traditional life insurance and fixed annuity products; however, we continue to service our existing retained and reinsured blocks of business.

   Our Runoff segment includes the results of non-strategic products which have not been actively sold since 2011 but we continue to service our existing blocks of business. Our non-strategic products primarily include our variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of funding agreements and funding agreements backing notes ("FABNs"). Most of our variable annuities include guaranteed minimum death benefits ("GMDBs"). Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWBs") and certain types of guaranteed annuitization benefits.

   We also have Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.

(2) Summary of Significant Accounting Policies

   Our consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

differ from those estimates. All intercompany accounts and transactions have been eliminated in consolidation. Any material subsequent events have been considered for recognition and/or disclosure through the issuance date of the financial statements.

   (a) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues but rather as deposits and are included in liabilities for policyholder account balances.

   (b) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Income or losses upon call or prepayment of available-for-sale fixed maturity securities is recognized in net investment income, except for hybrid securities where the income or loss upon call is recognized in net investment gains and losses. Investment gains and losses are calculated on the basis of specific identification on the trade date.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than "AA" or that are backed by a U.S. agency) which cannot be contractually prepaid in such a manner that we would not recover a substantial portion of the initial investment, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

   (c) Policy Fees and Other Income

   Policy fees and other income consists primarily of insurance charges assessed on universal and term universal life insurance contracts and fees assessed against customer account values. For universal and term universal life insurance contracts, charges to policyholder accounts for cost of insurance are recognized as revenue when due. Variable product fees are charged to variable annuity contractholders and variable life insurance policyholders based upon the daily net assets of the contractholder's and policyholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

   (d) Investment Securities

   At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities comprises primarily investment grade securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP"), benefit reserves and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets and primarily represent fixed maturity securities where we utilized the fair value option.

   Other-Than-Temporary Impairments On Available-For-Sale Securities

   As of each balance sheet date, we evaluate securities in an unrealized loss position for other-than-temporary impairments. For debt securities, we consider all available information relevant to the collectability of the security, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. More specifically for mortgage-backed and asset-backed securities, we also utilize performance indicators of the underlying assets including default or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, vintage and other relevant characteristics of the security or underlying assets to develop our estimate of cash flows. Estimating the cash flows expected to be collected is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

   We recognize other-than-temporary impairments on debt securities in an unrealized loss position when one of the following circumstances exists:

  .   we do not expect full recovery of our amortized cost basis when due,

  . the present value of cash flows expected to be collected is less than our amortized cost basis,

  .   we intend to sell a security or

  . it is more likely than not that we will be required to sell a security prior to recovery.

   For other-than-temporary impairments recognized during the period, we present the total other-than-temporary impairments, the portion of other-than-temporary impairments included in other comprehensive income (loss) ("OCI") and the net other-than-temporary impairments as supplemental disclosure presented on the face of our consolidated statements of operations.

   Total other-than-temporary impairments that emerged in the current period are calculated as the difference between the amortized cost and fair value. For other-than-temporarily impaired securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, total other-than-temporary impairments are adjusted by the portion of other-than-temporary impairments recognized in OCI ("non-credit"). Net other-than-temporary impairments recorded in net income
(loss) represent the credit loss on the other-than-temporarily impaired securities with the offset recognized as an adjustment to the amortized cost to determine the new amortized cost basis of the securities.

   For securities that were deemed to be other-than-temporarily impaired and a non-credit loss was recorded in OCI, the amount recorded as an unrealized gain
(loss) represents the difference between the current fair value and the new amortized cost for each period presented. The unrealized gain (loss) on an other-than-temporarily impaired security is recorded as a separate component in OCI until the security is sold or until we record an other-than-temporary impairment where we intend to sell the security or will be required to sell the security prior to recovery.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   To estimate the amount of other-than-temporary impairment attributed to credit losses on debt securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, we determine our best estimate of the present value of the cash flows expected to be collected from a security using the effective yield on the security prior to recording any other-than-temporary impairment. If the present value of the discounted cash flows is lower than the amortized cost of the security, the difference between the present value and amortized cost represents the credit loss associated with the security with the remaining difference between fair value and amortized cost recorded as a non-credit other-than-temporary impairment in OCI.

   The evaluation of other-than-temporary impairments is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management's best estimate of the cash flows expected to be collected at the individual security level. We regularly monitor our investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charge is recognized in the proper period.

   While the other-than-temporary impairment model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer, such as a downgrade to below investment grade. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity securities impairment model.

   For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period of time. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 15 months for common equity securities. We measure other-than-temporary impairments based upon the difference between the amortized cost of a security and its fair value.

   (e) Fair Value Measurements

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

  .   Level 1--Quoted prices for identical instruments in active markets.

  . Level 2--Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .   Level 3--Instruments whose significant value drivers are unobservable.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as actively traded equity securities and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable information in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate or cross currency swaps.

   Level 3 comprises financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In certain instances, this category may also utilize non-binding broker quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments or embedded derivatives where we cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. See note 14 for additional information related to fair value measurements.

   (f) Commercial Mortgage Loans

   The carrying value of commercial mortgage loans is stated at original cost, net of principal payments, amortization and allowance for loan losses. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are deferred and amortized on an effective yield basis over the term of the loan. Commercial mortgage loans are considered past due when contractual payments have not been received from the borrower by the required payment date.

   "Impaired" loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement. In determining whether it is probable that we will be unable to collect all amounts due, we consider current payment status, debt service coverage ratios, occupancy levels and current loan-to-value. Impaired loans are carried on a non-accrual status. Loans are placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Income on impaired loans is not recognized until the loan is sold or the cash received exceeds the carrying amount recorded.

   We evaluate the impairment of commercial mortgage loans first on an individual loan basis. If an individual loan is not deemed impaired, then we evaluate the remaining loans collectively to determine whether an impairment should be recorded.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   For individually impaired loans, we record an impairment charge when it is probable that a loss has been incurred. The impairment is recorded as an increase in the allowance for loan losses. All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible.

   For loans that are not individually impaired where we evaluate the loans collectively, the allowance for loan losses is maintained at a level that we determine is adequate to absorb estimated probable incurred losses in the loan portfolio. Our process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions that would result in a loss in the loan portfolio over the next 12 months. Key inputs into our evaluation include debt service coverage ratios, loan-to-value, property-type, occupancy levels, geographic region, and probability weighting of the scenarios generated by the model. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements. Additions and reductions to the allowance through periodic provisions or benefits are recorded in net investment gains (losses). See note 3 for additional disclosures related to commercial mortgage loans.

   (g) Securities Lending Activity

   We engage in certain securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities on the consolidated balance sheets. We are currently indemnified against counterparty credit risk by the intermediary.

   Under the securities lending program, the borrower is required to provide collateral, which can consist of cash or government securities, on a daily basis in amounts equal to or exceeding 102% of the value of the loaned securities. Currently, we only accept cash collateral from borrowers under the program. Cash collateral received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. The reinvested cash collateral is primarily invested in a money market fund approved by the National Association of Insurance Commissioners ("NAIC"), U.S. and foreign government securities, U.S. government agency securities, asset-backed securities and corporate debt securities. As of December 31, 2017 and 2016, the fair value of securities loaned under our securities lending program was $41.7 million and $85.9 million, respectively. As of December 31, 2017 and 2016, the fair value of collateral held under our securities lending program was $43.5 million and $89.0 million, respectively, and the offsetting obligation to return collateral of $43.5 million and $89.0 million, respectively, was included in other liabilities in the consolidated balance sheets. We did not have any non-cash collateral provided by the borrower in our securities lending program as of December 31, 2017 and 2016.

   Risks associated with securities lending programs

   Our securities lending programs expose us to liquidity risk if we did not have enough cash or collateral readily available to return to the counterparty when required to do so under the agreements. We manage this risk by regularly monitoring our available sources of cash and collateral to ensure we can meet short-term liquidity demands under normal and stressed scenarios.

   We are also exposed to credit risk in the event of default of our counterparties or changes in collateral values. This risk is significantly reduced because our programs require over collateralization and collateral exposures are trued up on a daily basis. We manage this risk by using multiple counterparties and ensuring that changes in required collateral are monitored and adjusted daily. We also monitor the creditworthiness, including credit ratings, of our counterparties on a regular basis.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Contractual maturity

   The following tables present the remaining contractual maturity of the securities lending agreements as of December 31:

                                                 2017                                     2016
                               ---------------------------------------- ----------------------------------------
                               Overnight                  Greater       Overnight                  Greater
                                  and      Up to  31 - 90  than            and      Up to  31 - 90  than
(Amounts in millions)          continuous 30 days  days   90 days Total continuous 30 days  days   90 days Total
---------------------          ---------- ------- ------- ------- ----- ---------- ------- ------- ------- -----
Fixed maturity securities:
   U.S. government, agencies
     and government-
     sponsored enterprises....   $  --      $--     $--     $--   $  --   $ 4.0      $--     $--     $--   $ 4.0
   Non-U.S. government........     4.1       --      --      --     4.1    15.3       --      --      --    15.3
   U.S. corporate.............    19.1       --      --      --    19.1    40.8       --      --      --    40.8
   Non-U.S. corporate.........    19.8       --      --      --    19.8    23.9       --      --      --    23.9
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
   Subtotal, fixed maturity
     securities...............    43.0       --      --      --    43.0    84.0       --      --      --    84.0
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
Equity securities.............     0.5       --      --      --     0.5     5.0       --      --      --     5.0
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
Total securities lending......   $43.5      $--     $--     $--   $43.5   $89.0      $--     $--     $--   $89.0
                                 =====      ===     ===     ===   =====   =====      ===     ===     ===   =====

   (h) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

   (i) Deferred Acquisition Costs

   Acquisition costs include costs that are directly related to the successful acquisition of new or renewal insurance contracts. Acquisition costs are deferred and amortized to the extent they are recoverable from future profits.

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions and for contracts issued, certain other costs such as underwriting, medical inspection and issuance expenses. DAC for traditional long-duration insurance contracts, including term life, is amortized as a level percentage of premiums based on assumptions, including, investment returns, policyholder persistency or lapses (i.e., the probability that a policy or contract will remain in-force from one period to the next), insured life expectancy or longevity and expenses, established when the contract is issued. Amortization is adjusted each period to reflect actual lapse.

   Amortization for deferred annuity and universal life insurance contracts is based on expected gross profits. Expected gross profits are adjusted quarterly to reflect actual experience to date or for changes in underlying assumptions relating to future gross profits. Estimates of gross profits for DAC amortization are based on assumptions including interest rates, policyholder persistency or lapses, insured life expectancy or longevity and expenses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   We are required to analyze the impacts from net unrealized investment gains and losses on our available-for-sale investment securities backing insurance liabilities, as if those unrealized investment gains and losses were realized. These "shadow accounting" adjustments result in the recognition of unrealized gains and losses on related insurance assets and liabilities in a manner consistent with the recognition of the unrealized gains and losses on available-for-sale investment securities within the statement of comprehensive income and changes in equity. Changes to net unrealized investment (gains) losses may increase or decrease the ending DAC balance. Similar to a loss recognition event, when the DAC balance is reduced to zero, additional insurance liabilities are established if necessary. Unlike a loss recognition event, based on changes in net unrealized investment (gains) losses, these shadow adjustments may reverse from period to period.

   Therefore, DAC amortized based on expected gross-profits is adjusted to reflect the effects that would have been recognized had the unrealized investment (gains) losses been actually realized with a corresponding amount recorded in other comprehensive income (loss). DAC associated with traditional long-duration insurance contracts is not adjusted for unrealized investment (gains) or losses unless a premium deficiency would have resulted upon the
(gain) or loss being realized.

   We regularly review our assumptions and test DAC for recoverability at least annually. For deferred annuity and universal life insurance contracts, if the present value of expected future gross profits is less than the unamortized DAC for a line of business, a charge to income (loss) is recorded for additional DAC amortization. For traditional long-duration contracts, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income (loss) is recorded for additional DAC amortization or for increased benefit reserves. See note 5 for additional information related to DAC including loss recognition and recoverability.

   (j) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review our PVFP assumptions and periodically test PVFP for recoverability similar to our treatment of DAC. See note 6 for additional information related to PVFP including recoverability.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed five years.

   Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment using a qualitative or quantitative assessment and are written down to fair value as required.

   (k) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. Amounts received from reinsurers that represent recovery of acquisition costs are netted against DAC so that the net amount is capitalized. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

   (l) Derivatives

   Derivative instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets;
(iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (cash flow). If a derivative does not qualify for hedge accounting, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income
(loss).

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is no longer probable that the forecasted transaction will occur.

   For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of OCI. The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income (loss). When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried in the consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in income (loss). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and is recognized when the transaction affects income (loss); however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in OCI are reclassified into income (loss) when income (loss) is impacted by the variability of the cash flow of the hedged item.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded in the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in current period income (loss). If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried in the consolidated balance sheets at fair value, with changes in fair value recognized in current period income (loss).

   Changes in the fair value of non-qualifying derivatives, including embedded derivatives and hedge ineffectiveness on cash flow hedges are reported in net investment gains (losses).

   The majority of our derivative arrangements require the posting of collateral upon meeting certain net exposure thresholds. The amounts recognized for derivative counterparty collateral received by us was recorded in cash and cash equivalents with a corresponding amount recorded in other liabilities to represent our obligation to return the collateral retained by us. We also receive non-cash collateral that is not recognized in our balance sheet unless we exercise our right to sell or re-pledge the underlying asset. As of December 31, 2017 and 2016, the fair value of non-cash collateral received was zero. Additionally, we have pledged $20.0 million and $45.8 million of fixed maturity securities as of December 31, 2017 and 2016, respectively. We have not pledged any cash as collateral to derivative counterparties. Fixed maturity securities that we pledge as collateral remain on our balance sheet within fixed maturity securities available-for-sale. Any cash collateral pledged to a derivative counterparty is derecognized with a receivable recorded in other assets for the right to receive our cash collateral back from the counterparty. Derivatives previously cleared through a Central Clearing Party, such as the Chicago Mercantile Exchange, required us to post cash collateral for daily changes in the fair value of the derivative contract, commonly referred to as variation margin. In 2017, recent central clearing parties rule changes impacted our accounting treatment for variation margin pertaining to cleared swap positions, which was previously considered cash collateral and is now treated as daily settlements of the derivative contract.

   (m) Separate Accounts and Related Insurance Obligations

   Separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the contractholders and are reflected in our consolidated balance sheets at fair value, reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves. Net investment income, net investment gains (losses) and the related liability changes associated with the separate account are offset within the same line item in the consolidated statements of operations. There were no gains or losses on transfers of assets from the general account to the separate account.

   We offer certain minimum guarantees associated with our variable annuity contracts. Our variable annuity contracts usually contain a basic GMDB which provides a minimum benefit to be paid upon the annuitant's death equal to the larger of account value and the return of net deposits. Some variable annuity contracts permit

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

contractholders to purchase through riders, at an additional charge, enhanced death benefits such as the highest contract anniversary value ("ratchets"), accumulated net deposits at a stated rate ("rollups"), or combinations thereof.

   Additionally, some of our variable annuity contracts provide the contractholder with living benefits such as a GMWB or certain types of guaranteed annuitization benefits. The GMWB allows contractholders to withdraw a pre-defined percentage of account value or benefit base each year, either for a specified period of time or for life. The guaranteed annuitization benefit generally provides for a guaranteed minimum level of income upon annuitization accompanied by the potential for upside market participation.

   Most of our reserves for additional insurance and annuitization benefits are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience. The projections utilize stochastic scenarios of separate account returns incorporating reversion to the mean, as well as assumptions for mortality and lapses. Some of our minimum guarantees, mainly GMWBs, are accounted for as embedded derivatives; see notes 4 and 14 for additional information on these embedded derivatives and related fair value measurement disclosures.

   (n) Insurance Reserves

   Future Policy Benefits

   The liability for future policy benefits is equal to the present value of expected benefits and expenses less the present value of expected future net premiums based on assumptions, including, investment returns, policyholder persistency or lapses (i.e., the probability that a policy or contract will remain in-force from one period to the next), insured life expectancy or longevity, insured morbidity (i.e., frequency and severity of claim) and expenses, all of which are locked-in at the time the policies are issued or acquired.

   The liability for future policy benefits is evaluated at least annually to determine if a premium deficiency exists. Loss recognition testing is generally performed at the line of business level, with acquired blocks and certain reinsured blocks tested separately. If the liability for future policy benefits plus the current present value of expected future premiums are less than the current present value of expected future benefits and expenses (including any unamortized DAC), a charge to income (loss) is recorded for accelerated DAC amortization and, if necessary, a premium deficiency reserve is established. If a charge is recorded, DAC amortization and the liability for future policy benefits are measured using updated assumptions, which become the new locked-in assumptions utilized going forward unless another premium deficiency charge is recorded.

   For level premium term life insurance products, we floor the liability for future policy benefits on each policy at zero.

   Estimates and actuarial assumptions used for establishing the liability for future policy benefits and in loss recognition testing involve the exercise of significant judgment, and changes in assumptions or deviations of actual experience from assumptions can have material impacts on our liability for future policy benefits and net income (loss). Because these assumptions relate to factors that are not known in advance, change over time, are difficult to accurately predict and are inherently uncertain, we cannot determine with precision the ultimate amounts we will pay for actual claims or the timing of those payments. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our reserves, results of operations and financial condition. The risk that our claims experience may differ significantly from our pricing and valuation assumptions exists.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Policyholder Account Balances

   The liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date for investment-type and universal life insurance contracts. We are also required to establish additional benefit reserves for guarantees or product features in addition to the contract value where the additional benefit reserves are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience.

   Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   (o) Liability for Policy and Contract Claims

   The liability for policy and contract claims, or claim reserves, represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of: (a) claims that have been reported to the insurer;
(b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and
(c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Our liability for policy and contract claims is reviewed regularly, with changes in our estimates of future claims recorded through net income (loss). Estimates and actuarial assumptions used for establishing the liability for policy and contract claims involve the exercise of significant judgment, and changes in assumptions or deviations of actual experience from assumptions can have material impacts on our liability for policy and contract claims and net income (loss). Because these assumptions relate to factors that are not known in advance, change over time, are difficult to accurately predict and are inherently uncertain, we cannot determine with precision the ultimate amounts we will pay for actual claims or the timing of those payments. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our reserves, results of operations and financial condition.

   Management considers the liability for policy and contract claims provided to be its best estimate to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed periodically and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (p) Unearned Premiums

   For single premium insurance contracts, we recognize premiums over the policy life in accordance with the expected pattern of risk emergence. We recognize a portion of the revenue in premiums earned in the current period, while the remaining portion is deferred as unearned premiums and earned over time in accordance with the expected pattern of risk emergence. If single premium policies are cancelled and the premium is non-refundable, then the remaining unearned premium related to each cancelled policy is recognized to earned

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

premiums upon notification of the cancellation. Expected pattern of risk emergence on which we base premium recognition is inherently judgmental and is based on actuarial analysis of historical experience.

   (q) Income Taxes

   We determine deferred tax assets and/or liabilities by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change in law. The effect on deferred taxes of a change in tax rates is recognized in income (loss) in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on our assessment of the realizability of such amounts.

   Under U.S. GAAP, we do not record deferred taxes on U.S. domestic subsidiary entities for the excess of the financial statement carrying amount over the tax basis in the stock of the subsidiary (commonly referred to as "outside basis difference") if we have the ability under the tax law and intent to recover the basis difference in a tax free manner. Deferred taxes would be recognized in the period of a change to our ability or intent.

   Our companies have elected to file a single U.S. consolidated income tax return (the "life/non-life consolidated return"). All companies domesticated in the United States and our former Bermuda and Guernsey subsidiaries, which have elected to be taxed as U.S. domestic companies, are included in the life/non-life consolidated return as allowed by the tax law and regulations. We have a tax sharing agreement (the "life/non-life tax sharing agreement") in place and all intercompany balances related to this agreement are settled at least annually.

   Additionally, we entered into tax sharing agreements with certain of our subsidiaries, whereby we are required to provide certain amounts of capital or a letter of credit to those subsidiaries upon the event that we or Genworth Holdings, Inc. ("Genworth Holdings"), our indirect parent company, is downgraded below certain ratings levels by Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's"). We secured a irrevocable letter of credit from the Federal Home Loan Bank ("FHLB") of Atlanta for $28.2 million to meet our obligations under these provisions. The letter of credit automatically renews annually through May 2019, unless notice of termination is provided by the issuer of the letter of credit at least 60 days prior to the then applicable expiration date.

   (r) Variable Interest Entities

   We were involved in certain entities that were considered VIEs as defined under U.S. GAAP, and, accordingly, we evaluated the VIE to determine whether we were the primary beneficiary and were required to consolidate the assets and liabilities of the entity. The primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE's economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and how those results are absorbed by variable interest holders, as well as which party has the power to direct activities that most significantly impact the performance of the VIEs.

   Our primary involvement related to VIEs included securitization transactions.

   For certain securitization transactions, we were the transferor of certain assets that were sold to a newly created VIE but did not retain any beneficial interest in the VIE other than acting as the servicer of the underlying assets.

   See note 15 for additional information related to this consolidated entity.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   (s) Accounting Changes

   Transition to the Equity Method of Accounting

   On January 1, 2017, we adopted new accounting guidance related to transition to the equity method of accounting. The guidance eliminates the retrospective application of the equity method of accounting when obtaining significant influence over a previously held investment. The guidance requires that an entity that has an available-for-sale equity security that becomes qualified for the equity method of accounting recognize through earnings the unrealized holding gain or loss in accumulated other comprehensive income at the date the investment becomes qualified for use of the equity method. We did not have a significant impact from this guidance on our consolidated financial statements.

   Assessment of Contingent Put and Call Options

   On January 1, 2017, we adopted new accounting guidance related to the assessment of contingent put and call options in debt instruments. The guidance clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. An entity performing the assessment under the amendments in this update is required to assess the embedded call
(put) options solely in accordance with the four-step decision sequence. This guidance is consistent with our previous accounting practices and, accordingly, did not have any impact on our consolidated financial statements.

   Derivative Contract Novations

   On January 1, 2017, we adopted new accounting guidance related to the effect of derivative contract novations on existing hedge accounting relationships. The guidance clarifies that a change in the counterparty to a derivative instrument that has been designated as the hedging instrument does not, in and of itself, require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met. This guidance is consistent with our previous accounting for derivative contract novations and, accordingly, did not have any impact on our consolidated financial statements.

   Technical Corrections and Improvements

   In March 2016, the Financial Accounting Standards Board ("the FASB") issued new guidance to remove inconsistencies as well as make technical clarifications and minor improvements intended to make it easier to understand and implement certain accounting guidance. Impacts of the new guidance for us includes: promoting consistent use of the terms "participating insurance" and "reinsurance recoverable," removing the term "debt" from the master glossary; adding a reference to use when accounting for internal-use software licensed from third parties; clarifying that loans issued under the Federal Housing Administration and the Veterans Administration do not have to be fully insured by those programs to recognize profit using the full-accrual method; clarifying the difference between a "valuation approach" and a "valuation technique" when applying fair value guidance and require disclosure when there has been a change in either a valuation approach, a valuation technique, or both; clarifying that for an amount of an obligation under an arrangement to be considered fixed at the reporting date, the amount that must be fixed is not the amount that is the organization's portion of the obligation, but, rather, is the obligation in its entirety; and adding guidance on the accounting for the sale of servicing rights when the transferor retains loans. Most of the amendments were adopted on December 31, 2016 and in some cases on January 1, 2017, using a prospective method. We did not have any significant impact from this guidance on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Consolidation

   On January 1, 2016, we adopted new accounting guidance related to consolidation. The new guidance primarily impacts limited partnerships and similar legal entities, evaluation of fees paid to a decision maker as a variable interest, the effect of fee arrangements and related parties on the primary beneficiary determination and certain investment funds. The adoption of this new guidance did not have a significant impact on our consolidated financial statements.

   Debt Issuance Costs

   On December 31, 2015, we early adopted new accounting guidance related to the presentation of debt issuance costs. The new guidance requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability. This guidance was applied on a retrospective basis. See note 10 for more information related to our non-recourse funding obligations.

   Financial Assets and Liabilities of a Collateralized Financing Entity

   On January 1, 2015, we early adopted new accounting guidance related to measuring the financial assets and financial liabilities of a consolidated collateralized financing entity. The guidance addresses the accounting for the measurement difference between the fair value of financial assets and the fair value of financial liabilities of a collateralized financing entity. The new guidance provides an alternative whereby a reporting entity could measure the financial assets and financial liabilities of the collateralized financing entity in its consolidated financial statements using the more observable of the fair values. There was no impact on our consolidated financial statements.

   Repurchase Financings

   On January 1, 2015, we adopted new accounting guidance related to the accounting for repurchase-to-maturity transactions and repurchase financings. The new guidance changed the accounting for repurchase-to-maturity transactions and repurchase financing such that they were consistent with secured borrowing accounting. In addition, the guidance required new disclosures for all repurchase agreements and securities lending transactions which were effective beginning in 2015. We do not have repurchase-to-maturity transactions or repurchase agreements, but have securities lending transactions that are subject to additional disclosures. This new guidance did not have an impact on our consolidated financial statements but did impact our disclosures.

   Investments In Affordable Housing Projects

   On January 1, 2015, we adopted new accounting guidance related to the accounting for investments in affordable housing projects that qualify for the low-income housing tax credit. The new guidance permits reporting entities to make an accounting policy election to account for investments in qualified affordable housing projects by amortizing the initial cost of the investment in proportion to the tax benefits received and recognize the net investment performance as a component of income tax expense (called the proportional amortization method) if certain conditions are met. The new guidance requires use of the equity method or cost method for investments in qualified affordable housing projects not accounted for using the proportional amortization method. The adoption of this new guidance did not have a significant impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   (t) Accounting Pronouncements Not Yet Adopted

   In February 2018, the FASB issued new guidance on the tax effects currently recorded in accumulated other comprehensive income that do not reflect the new tax rate enacted under the Tax Cut and Jobs Act ("TCJA"), or "stranded tax effects." Under current U.S. GAAP, deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates with the effect included in net income (loss) in the period that the changes were enacted. This also includes situations in which the related tax effects were originally recognized in other comprehensive income as opposed to net income (loss). Under this new accounting guidance a reclassification from accumulated other comprehensive income to retained earnings, or a modified retrospective approach, is allowed for stranded tax effects that resulted from the TCJA. This new guidance is currently effective for us on January 1, 2019, with early adoption permitted. We are currently evaluating early adoption of this new accounting guidance.

   In August 2017, the FASB issued new guidance to amend the hedge accounting model to enable entities to better portray the economics of their derivative risk management activities in the financial statements and enhance the transparency and understandability of hedge results. In certain situations, the amendments also simplify the application of hedge accounting. We adopted this new accounting guidance early on January 1, 2018 using the modified retrospective method and will record a previously recognized gain of $0.7 million to accumulated other comprehensive income with a corresponding decrease to retained earnings at adoption.

   In March 2017, the FASB issued new guidance shortening the amortization period of certain callable debt securities held at a premium. The guidance requires the premium to be amortized to the earliest call date. This change does not apply to securities held at a discount. The guidance is currently effective for us on January 1, 2019 using the modified retrospective method, with early adoption permitted. We are in process of evaluating the impact the guidance may have on our consolidated financial statements.

   In February 2017, the FASB issued new guidance to clarify the scope and accounting for gains and losses from the derecognition of nonfinancial assets or an in substance nonfinancial asset that is not a business and accounting for partial sales of nonfinancial assets. The new guidance clarifies when transferring ownership interests in a consolidated subsidiary holding nonfinancial assets is within scope. It also states that the reporting entity should identify each distinct nonfinancial asset and derecognize when a counterparty obtains control. We adopted this new accounting guidance on January 1, 2018 using the modified retrospective method, which did not have any significant impact on our consolidated financial statements at adoption.

   In November 2016, the FASB issued new accounting guidance related to the classification and presentation of changes in restricted cash. The new guidance requires that changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents be shown in the statement of cash flows and requires additional disclosures related to restricted cash and restricted cash equivalents. We adopted this new accounting guidance retrospectively on January 1, 2018, and will modify the line item descriptions on our consolidated balance sheet and statement of cash flows accordingly. The other impacts from this new accounting guidance did not have a significant impact on our consolidated financial statements or disclosures.

   In October 2016, the FASB issued new guidance related to the income tax effects of intra-entity transfers of assets other than inventory. The new guidance states that an entity should recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. We adopted this new accounting guidance on January 1, 2018 using the modified retrospective method and recorded a previously disallowed deferred tax asset of $1.1 million with a corresponding increase to cumulative effect of change in accounting within retained earnings at adoption.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   In August 2016, the FASB issued new guidance related to the statement of cash flows classification of certain cash payments and cash receipts. The guidance will reduce diversity in practice related to eight specific cash flow issues. We adopted this new accounting guidance retrospectively on January 1, 2018. The adoption of this accounting guidance did not have a significant impact on our consolidated financial statements.

   In June 2016, the FASB issued new guidance related to accounting for credit losses on financial instruments. The guidance requires that entities recognize an allowance equal to its estimate of lifetime expected credit losses and applies to most debt instruments not measured at fair value, which would primarily include our commercial mortgage loans and reinsurance receivables. The new guidance retains most of the existing impairment guidance for available-for-sale debt securities but amends the presentation of credit losses to be presented as an allowance as opposed to a write-down and permits the reversal of credit losses when reassessing changes in the credit losses each reporting period. The new guidance is effective for us on January 1, 2020, with early adoption permitted beginning January 1, 2019. Upon adoption, the modified retrospective method will be used and a cumulative effect adjustment in retained earnings as of the beginning of the year of adoption will be recorded. We are in process of evaluating the impact the guidance may have on our consolidated financial statements.

   In February 2016, the FASB issued new accounting guidance related to the accounting for leases. The new guidance generally requires lessees to recognize both a right-to-use asset and a corresponding liability on the balance sheet. The guidance is effective for us on January 1, 2019 using the modified retrospective method, with early adoption permitted. While we are still evaluating the full impact, at this time we do not expect any significant impact from this guidance on our consolidated financial statements.

   In January 2016, the FASB issued new accounting guidance related to the recognition and measurement of financial assets and financial liabilities. Changes to the current financial instruments accounting primarily affects equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. Under the new guidance, equity investments with readily determinable fair value, except those accounted for under the equity method of accounting, will be measured at fair value with changes in fair value recognized in net income (loss). The new guidance also clarifies that the need for a valuation allowance on a deferred tax asset related to available-for-sale securities should be evaluated in combination with other deferred tax assets. We adopted this new accounting guidance on January 1, 2018 using the modified retrospective method and will reclassify, before any adjustments for DAC and other intangible amortization and certain benefit reserves and taxes, $2.4 million of gains related to equity securities from accumulated other comprehensive income and $3.1 million of gains related to limited partnerships previously recorded at cost to cumulative effect of change in accounting within retained earnings.

   In May 2014, the FASB issued new accounting guidance related to revenue from contracts with customers, which was adopted by us on January 1, 2018 using the modified retrospective method. The key principle of the new guidance is that entities should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for such goods or services. Insurance contracts are specifically excluded from this new guidance. The FASB has clarified the scope that all of our insurance contracts, including investment contracts are excluded from the scope of this new guidance. We have evaluated our in scope revenues and, as of the adoption date, have no change in our revenue recognition timing or measurement. Accordingly, we did not have any impact to our consolidated financial statements upon adoption of this new accounting guidance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


(3) Investments

   (a) Net Investment Income

   Sources of net investment income were as follows for the years ended December 31:

  (Amounts in millions)                                 2017    2016    2015
  ---------------------                                ------  ------  ------
  Fixed maturity securities--taxable.................. $559.5  $556.1  $572.7
  Fixed maturity securities--non-taxable..............    2.4     2.5     2.8
  Commercial mortgage loans...........................   84.4    86.4    89.5
  Equity securities...................................    3.4     3.0     2.8
  Other invested assets...............................   17.0    20.2    24.1
  Policy loans........................................   27.9    32.2    31.8
  Cash, cash equivalents and short-term investments...    3.4     2.3     1.0
                                                       ------  ------  ------
     Gross investment income before expenses and fees.  698.0   702.7   724.7
  Expenses and fees...................................  (17.9)  (16.2)  (18.3)
                                                       ------  ------  ------
     Net investment income............................ $680.1  $686.5  $706.4
                                                       ======  ======  ======

   (b) Net Investment Gains (Losses)

   The following table sets forth net investment gains (losses) for the years ended December 31:

(Amounts in millions)                                                             2017    2016    2015
---------------------                                                            ------  ------  ------
Available-for-sale securities:
   Realized gains............................................................... $ 27.2  $ 28.8  $ 41.4
   Realized losses..............................................................  (19.7)  (26.0)  (20.4)
                                                                                 ------  ------  ------
   Net realized gains (losses) on available-for-sale securities.................    7.5     2.8    21.0
                                                                                 ------  ------  ------
Impairments:
   Total other-than-temporary impairments.......................................   (1.0)   (2.8)  (10.7)
   Portion of other-than-temporary impairments included in other comprehensive
     income (loss)..............................................................     --    (0.3)     --
                                                                                 ------  ------  ------
   Net other-than-temporary impairments.........................................   (1.0)   (3.1)  (10.7)
                                                                                 ------  ------  ------
Derivative instruments/(1)/.....................................................  (15.5)   16.8   (79.3)
Commercial mortgage loans.......................................................    0.4     0.7     1.7
Trading securities..............................................................    0.8     9.7    (8.1)
Other...........................................................................    0.1      --     0.6
                                                                                 ------  ------  ------
   Net investment gains (losses)................................................ $ (7.7) $ 26.9  $(74.8)
                                                                                 ======  ======  ======

--------
/(1)/See note 4 for additional information on the impact of derivative instruments included in net investment gains (losses).

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

due to these unexpected developments, the loss is recognized in the period in which we determined that we have the intent to sell the securities or it is more likely than not that we will be required to sell the securities prior to recovery. The aggregate fair value of securities sold at a loss during the years ended December 31, 2017, 2016 and 2015 was $440.9 million, $492.2 million and $969.8 million, respectively, which was approximately 94.9%, 94.7% and 98.7%, respectively, of book value.

   The following represents the activity for credit losses recognized in net income (loss) on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in OCI as of and for the years ended December 31:

(Amounts in millions)                                           2017   2016   2015
---------------------                                          -----  -----  -----
Beginning balance............................................. $ 7.8  $10.8  $19.2
Additions:
   Other-than-temporary impairments not previously recognized.    --    0.5     --
Reductions:
   Securities sold, paid down or disposed.....................  (5.0)  (3.5)  (8.4)
                                                               -----  -----  -----
Ending balance................................................ $ 2.8  $ 7.8  $10.8
                                                               =====  =====  =====

   (c) Unrealized Investment Gains and Losses

   Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income
(loss) were as follows as of December 31:

(Amounts in millions)                                      2017      2016     2015
---------------------                                    --------  -------  -------
Net unrealized gains (losses) on investment securities:
   Fixed maturity securities............................ $1,026.0  $ 648.7  $ 496.9
   Equity securities....................................      2.4      1.4      2.9
   Investment in unconsolidated subsidiary..............     52.1     78.2     60.6
                                                         --------  -------  -------
       Subtotal.........................................  1,080.5    728.3    560.4
Adjustments to DAC, PVFP and benefit reserves...........   (698.5)  (396.6)  (319.2)
Income taxes, net.......................................   (111.9)   (89.6)   (63.5)
                                                         --------  -------  -------
Net unrealized investment gains (losses)................ $  270.1  $ 242.1  $ 177.7
                                                         ========  =======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the years ended December 31:

(Amounts in millions)                                                                   2017    2016     2015
---------------------                                                                 -------  ------  -------
Beginning balance.................................................................... $ 242.1  $177.7  $ 400.6
Unrealized gains (losses) arising during the period:
   Unrealized gains (losses) on investment securities................................   358.7   167.6   (532.0)
   Adjustment to DAC.................................................................  (177.9)  (40.9)    92.7
   Adjustment to PVFP................................................................   (31.4)   (5.0)    78.6
   Adjustment to sales inducements...................................................    (1.9)   (3.5)     3.3
   Adjustment to benefit reserves....................................................   (90.7)  (28.0)    47.4
   Provision for income taxes........................................................   (24.6)  (26.0)    93.8
                                                                                      -------  ------  -------
       Change in unrealized gains (losses) on investment securities..................    32.2    64.2   (216.2)
Reclassification adjustments to net investment (gains) losses, net of taxes of $2.3,
  $(0.1) and $3.6....................................................................    (4.2)    0.2     (6.7)
                                                                                      -------  ------  -------
Ending balance....................................................................... $ 270.1  $242.1  $ 177.7
                                                                                      =======  ======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   (d) Fixed Maturity and Equity Securities

   As of December 31, 2017, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                              Gross unrealized gains      Gross unrealized losses
                                                            --------------------------- ---------------------------
                                                  Amortized Not other-than- Other-than- Not other-than- Other-than-
                                                   cost or    temporarily   temporarily   temporarily   temporarily
(Amounts in millions)                               cost       impaired      impaired      impaired      impaired   Fair value
---------------------                             --------- --------------- ----------- --------------- ----------- ----------
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored enterprises............ $   763.4    $  117.8        $ --         $ (1.1)         $--     $   880.1
    State and political subdivisions.............     632.2        73.3          --           (0.9)          --         704.6
    Non-U.S. government..........................     149.7        28.2          --             --           --         177.9
    U.S. corporate:
       Utilities.................................   1,078.4       123.0          --           (2.7)          --       1,198.7
       Energy....................................     584.3        49.4          --           (3.3)          --         630.4
       Finance and insurance.....................   1,160.3       102.1          --           (2.6)          --       1,259.8
       Consumer--non-cyclical....................     807.9       101.2          --           (2.5)          --         906.6
       Technology and communications.............     543.2        43.0          --           (2.7)          --         583.5
       Industrial................................     284.6        21.2          --           (0.5)          --         305.3
       Capital goods.............................     501.1        65.5          --           (0.5)          --         566.1
       Consumer--cyclical........................     324.6        25.3          --           (0.9)          --         349.0
       Transportation............................     323.1        25.5          --           (2.1)          --         346.5
       Other.....................................     151.1        13.6          --           (0.5)          --         164.2
                                                  ---------    --------        ----         ------          ---     ---------
       Total U.S. corporate......................   5,758.6       569.8          --          (18.3)          --       6,310.1
                                                  ---------    --------        ----         ------          ---     ---------
    Non-U.S. corporate:
       Utilities.................................     144.8         5.8          --           (0.7)          --         149.9
       Energy....................................     249.2        27.4          --           (1.3)          --         275.3
       Finance and insurance.....................     455.6        39.7          --           (1.2)          --         494.1
       Consumer--non-cyclical....................     129.4         8.2          --           (0.1)          --         137.5
       Technology and communications.............     195.2        18.1          --           (0.3)          --         213.0
       Industrial................................     194.2        16.1          --           (0.7)          --         209.6
       Capital goods.............................     149.4         8.5          --           (0.6)          --         157.3
       Consumer--cyclical........................      53.9         2.4          --             --           --          56.3
       Transportation............................     142.9        12.6          --           (1.2)          --         154.3
       Other.....................................     361.3        28.6          --           (0.2)          --         389.7
                                                  ---------    --------        ----         ------          ---     ---------
       Total non-U.S. corporate..................   2,075.9       167.4          --           (6.3)          --       2,237.0
                                                  ---------    --------        ----         ------          ---     ---------
    Residential mortgage-backed..................   1,116.4        78.0         1.2           (2.7)          --       1,192.9
    Commercial mortgage-backed...................     949.3        25.1         1.0           (8.8)          --         966.6
    Other asset-backed...........................     563.5         3.3          --           (1.0)          --         565.8
                                                  ---------    --------        ----         ------          ---     ---------
       Total fixed maturity securities...........  12,009.0     1,062.9         2.2          (39.1)          --      13,035.0
Equity securities................................      61.8         2.4          --             --           --          64.2
                                                  ---------    --------        ----         ------          ---     ---------
       Total available-for- sale securities...... $12,070.8    $1,065.3        $2.2         $(39.1)         $--     $13,099.2
                                                  =========    ========        ====         ======          ===     =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   As of December 31, 2016, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                              Gross unrealized gains      Gross unrealized losses
                                                            --------------------------- --------------------------
                                                  Amortized Not other-than- Other-than- Not other-than- Other-than-
                                                   cost or    temporarily   temporarily   temporarily   temporarily
(Amounts in millions)                               cost       impaired      impaired      impaired      impaired   Fair value
---------------------                             --------- --------------- ----------- --------------- ----------- ----------
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored enterprises............ $   877.5     $ 87.4         $ --         $ (10.2)       $  --    $   954.7
    State and political subdivisions.............     580.7       49.2           --            (5.9)          --        624.0
    Non-U.S. government..........................     148.1       21.0           --            (0.1)          --        169.0
    U.S. corporate:
       Utilities.................................     989.9       91.9           --           (14.2)          --      1,067.6
       Energy....................................     591.9       31.8           --            (8.8)          --        614.9
       Finance and insurance.....................   1,103.5       74.4           --           (10.9)          --      1,167.0
       Consumer--non-cyclical....................     818.6       74.1           --            (6.8)          --        885.9
       Technology and communications.............     502.5       34.6           --            (8.6)          --        528.5
       Industrial................................     239.3       11.2           --            (4.8)          --        245.7
       Capital goods.............................     487.1       50.9           --            (3.2)          --        534.8
       Consumer--cyclical........................     323.9       19.2           --            (3.8)          --        339.3
       Transportation............................     309.4       19.9           --            (7.7)          --        321.6
       Other.....................................     154.8        8.4           --            (0.1)          --        163.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total U.S. corporate......................   5,520.9      416.4           --           (68.9)          --      5,868.4
                                                  ---------     ------         ----         -------        -----    ---------
    Non-U.S. corporate:
       Utilities.................................     122.1        3.6           --            (2.4)          --        123.3
       Energy....................................     231.6       19.2           --            (4.1)          --        246.7
       Finance and insurance.....................     375.9       25.3           --            (1.7)          --        399.5
       Consumer--non-cyclical....................     132.2        3.4           --            (2.0)          --        133.6
       Technology and communications.............     180.8        9.8           --            (1.7)          --        188.9
       Industrial................................     184.4        7.8           --            (2.4)          --        189.8
       Capital goods.............................     114.5        4.9           --            (1.1)          --        118.3
       Consumer--cyclical........................      44.5        1.4           --            (0.6)          --         45.3
       Transportation............................     135.2       11.6           --            (2.3)          --        144.5
       Other.....................................     345.8       16.9           --            (3.6)          --        359.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total non-U.S. corporate..................   1,867.0      103.9           --           (21.9)          --      1,949.0
                                                  ---------     ------         ----         -------        -----    ---------
    Residential mortgage-backed..................   1,183.7       86.9          1.1            (4.3)        (0.1)     1,267.3
    Commercial mortgage-backed...................     814.6       21.8          1.2           (12.4)          --        825.2
    Other asset-backed...........................     768.5        2.8           --           (19.2)          --        752.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total fixed maturity securities...........  11,761.0      789.4          2.3          (142.9)        (0.1)    12,409.7
Equity securities................................      51.9        2.6           --            (1.2)          --         53.3
                                                  ---------     ------         ----         -------        -----    ---------
       Total available-for- sale securities...... $11,812.9     $792.0         $2.3         $(144.1)       $(0.1)   $12,463.0
                                                  =========     ======         ====         =======        =====    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2017:

                                           Less than 12 months           12 months or more                   Total
                                       ---------------------------- ---------------------------- ------------------------------
                                                Gross      Number            Gross      Number              Gross      Number
                                       Fair   unrealized     of     Fair   unrealized     of      Fair    unrealized     of
(Dollar amounts in millions)           value    losses   securities value    losses   securities  value     losses   securities
----------------------------           ------ ---------- ---------- ------ ---------- ---------- -------- ---------- ----------
Description of Securities
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored
     enterprises...................... $ 25.8   $ (0.2)       7     $ 65.2   $ (0.9)       3     $   91.0   $ (1.1)      10
    State and political
     subdivisions.....................   16.9     (0.1)       3       26.3     (0.8)       7         43.2     (0.9)      10
    U.S. corporate....................  345.4     (5.8)      90      345.9    (12.5)      66        691.3    (18.3)     156
    Non-U.S. corporate................  147.9     (1.7)      34      117.8     (4.6)      20        265.7     (6.3)      54
    Residential mortgage-
     backed...........................   96.5     (0.9)      24       66.3     (1.8)      26        162.8     (2.7)      50
    Commercial mortgage-
     backed...........................  125.6     (0.9)      19      129.9     (7.9)      24        255.5     (8.8)      43
    Other asset-backed................   86.8     (0.7)      24       25.5     (0.3)      13        112.3     (1.0)      37
                                       ------   ------      ---     ------   ------      ---     --------   ------      ---
    Subtotal, fixed maturity
     securities.......................  844.9    (10.3)     201      776.9    (28.8)     159      1,621.8    (39.1)     360
                                       ------   ------      ---     ------   ------      ---     --------   ------      ---
Total for securities in an unrealized
 loss position........................ $844.9   $(10.3)     201     $776.9   $(28.8)     159     $1,621.8   $(39.1)     360
                                       ======   ======      ===     ======   ======      ===     ========   ======      ===
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost......... $844.9   $(10.3)     201     $776.9   $(28.8)     159     $1,621.8   $(39.1)     360
                                       ------   ------      ---     ------   ------      ---     --------   ------      ---
    Total fixed maturity
     securities.......................  844.9    (10.3)     201      776.9    (28.8)     159      1,621.8    (39.1)     360
                                       ------   ------      ---     ------   ------      ---     --------   ------      ---
Total for securities in an unrealized
 loss position........................ $844.9   $(10.3)     201     $776.9   $(28.8)     159     $1,621.8   $(39.1)     360
                                       ======   ======      ===     ======   ======      ===     ========   ======      ===
Investment grade...................... $806.8   $ (8.6)     189     $708.7   $(26.1)     144     $1,515.5   $(34.7)     333
Below investment grade................   38.1     (1.7)      12       68.2     (2.7)      15        106.3     (4.4)      27
                                       ------   ------      ---     ------   ------      ---     --------   ------      ---
Total for securities in an unrealized
 loss position........................ $844.9   $(10.3)     201     $776.9   $(28.8)     159     $1,621.8   $(39.1)     360
                                       ======   ======      ===     ======   ======      ===     ========   ======      ===

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following table presents the gross unrealized losses and fair values of our corporate securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, based on industry, as of December 31, 2017:

                                          Less than 12 months           12 months or more                  Total
                                      ---------------------------- ---------------------------- ----------------------------
                                               Gross      Number            Gross      Number            Gross      Number
                                      Fair   unrealized     of     Fair   unrealized     of     Fair   unrealized     of
(Dollar amounts in millions)          value    losses   securities value    losses   securities value    losses   securities
----------------------------          ------ ---------- ---------- ------ ---------- ---------- ------ ---------- ----------
Description of Securities
U.S. corporate:
    Utilities........................ $ 23.9   $(0.2)       13     $ 70.7   $ (2.5)      13     $ 94.6   $ (2.7)      26
    Energy...........................   15.4    (0.4)        8       54.6     (2.9)       7       70.0     (3.3)      15
    Finance and insurance............  124.1    (1.8)       22       27.2     (0.8)       6      151.3     (2.6)      28
    Consumer--non-cyclical...........   23.8    (1.3)        7       26.1     (1.2)       9       49.9     (2.5)      16
    Technology and
     communications..................   32.0    (0.2)       10       65.1     (2.5)      13       97.1     (2.7)      23
    Industrial.......................     --      --        --       18.1     (0.5)       4       18.1     (0.5)       4
    Capital goods....................   45.9    (0.3)       15       13.9     (0.2)       5       59.8     (0.5)      20
    Consumer--cyclical...............   26.3    (0.5)        9       19.4     (0.4)       3       45.7     (0.9)      12
    Transportation...................   45.4    (0.6)        5       50.8     (1.5)       6       96.2     (2.1)      11
    Other............................    8.6    (0.5)        1         --       --       --        8.6     (0.5)       1
                                      ------   -----       ---     ------   ------       --     ------   ------      ---
    Subtotal, U.S. corporate
     securities......................  345.4    (5.8)       90      345.9    (12.5)      66      691.3    (18.3)     156
                                      ------   -----       ---     ------   ------       --     ------   ------      ---
Non-U.S. corporate:
    Utilities........................    4.9    (0.1)        1       17.4     (0.6)       3       22.3     (0.7)       4
    Energy...........................   16.1    (0.1)        5       23.8     (1.2)       5       39.9     (1.3)      10
    Finance and insurance............   39.2    (0.6)        8       22.3     (0.6)       4       61.5     (1.2)      12
    Consumer--non-cyclical...........    7.6    (0.1)        3         --       --       --        7.6     (0.1)       3
    Technology and
     communications..................   30.4    (0.2)        4        5.9     (0.1)       1       36.3     (0.3)       5
    Industrial.......................     --      --        --        9.3     (0.7)       2        9.3     (0.7)       2
    Capital goods....................    5.5      --         2       14.4     (0.6)       1       19.9     (0.6)       3
    Transportation...................   10.6    (0.4)        3       24.7     (0.8)       4       35.3     (1.2)       7
    Other............................   33.6    (0.2)        8         --       --       --       33.6     (0.2)       8
                                      ------   -----       ---     ------   ------       --     ------   ------      ---
    Subtotal, non-U.S. corporate
     securities......................  147.9    (1.7)       34      117.8     (4.6)      20      265.7     (6.3)      54
                                      ------   -----       ---     ------   ------       --     ------   ------      ---
Total for corporate securities in an
 unrealized loss position............ $493.3   $(7.5)      124     $463.7   $(17.1)      86     $957.0   $(24.6)     210
                                      ======   =====       ===     ======   ======       ==     ======   ======      ===

   As indicated in the tables above, the majority of the securities in a continuous unrealized loss position for less than 12 months were investment grade and all of the securities were less than 20% below cost. These unrealized losses were primarily attributable to the increase in interest rates, mostly concentrated in our corporate securities. For securities that have been in a continuous unrealized loss for less than 12 months, the average fair value percentage below cost was approximately 1.2% as of December 31, 2017.

   Fixed Maturity Securities In A Continuous Unrealized Loss Position For 12 Months Or More

   Of the $28.8 million of unrealized losses on fixed maturity securities in a continuous unrealized loss for 12 months or more that were less than 20% below cost, the weighted-average rating was "A+" and approximately 90.6% of the unrealized losses were related to investment grade securities as of December 31, 2017. These unrealized losses were predominantly attributable to corporate securities including variable rate securities

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

purchased in a higher rate and lower spread environment and commercial mortgage-backed securities. The average fair value percentage below cost for these securities was approximately 3.6% as of December 31, 2017.

   For all securities in an unrealized loss position, we expect to recover the amortized cost based on our estimate of cash flows to be collected. We do not intend to sell and it is not more likely than not that we will be required to sell these securities prior to recovering our amortized cost. See the following for further discussion of gross unrealized losses by asset class.

   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2016:

                                                 Less than 12 months            12 months or more                    Total
                                            ------------------------------ ----------------------------  --------------------
                                                       Gross      Number            Gross       Number              Gross
                                             Fair    unrealized     of     Fair   unrealized      of      Fair    unrealized
(Dollar amounts in millions)                 value     losses   securities value  losses/(1)/ securities  value   losses/(2)/
----------------------------                -------- ---------- ---------- ------ ----------  ---------- -------- ----------
Description of Securities
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored
     enterprises........................... $  152.8  $ (10.2)      12     $   --   $   --        --     $  152.8  $ (10.2)
    State and political subdivisions.......    145.5     (5.9)      31         --       --        --        145.5     (5.9)
    Non-U.S. government....................      3.6     (0.1)       3         --       --        --          3.6     (0.1)
    U.S. corporate.........................  1,222.0    (53.2)     262      202.1    (15.7)       42      1,424.1    (68.9)
    Non-U.S. corporate.....................    421.8    (12.1)      82      115.3     (9.8)       28        537.1    (21.9)
    Residential mortgage- backed...........    216.2     (3.8)      46       23.8     (0.6)       16        240.0     (4.4)
    Commercial mortgage- backed............    246.6    (11.5)      50        8.1     (0.9)        3        254.7    (12.4)
    Other asset-backed.....................    163.5     (2.6)      40      112.6    (16.6)       32        276.1    (19.2)
                                            --------  -------      ---     ------   ------       ---     --------  -------
    Subtotal, fixed maturity
     securities............................  2,572.0    (99.4)     526      461.9    (43.6)      121      3,033.9   (143.0)
Equity securities..........................     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                            --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized loss
 position.................................. $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                            ========  =======      ===     ======   ======       ===     ========  =======
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost.............. $2,572.0  $ (99.4)     526     $400.5   $(22.9)      112     $2,972.5   (122.3)
    20%-50% Below cost.....................       --       --       --       61.4    (20.7)        9         61.4    (20.7)
                                            --------  -------      ---     ------   ------       ---     --------  -------
    Total fixed maturity securities........  2,572.0    (99.4)     526      461.9    (43.6)      121      3,033.9   (143.0)
                                            --------  -------      ---     ------   ------       ---     --------  -------
% Below cost--equity securities:
    (less than)20% Below cost..............     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                            --------  -------      ---     ------   ------       ---     --------  -------
    Total equity securities................     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                            --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized loss
 position.................................. $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                            ========  =======      ===     ======   ======       ===     ========  =======
Investment grade........................... $2,556.0  $ (99.6)     517     $358.7   $(36.6)       91     $2,914.7   (136.2)
Below investment grade/(3)/................     35.5     (1.0)      12      103.2     (7.0)       30        138.7     (8.0)
                                            --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized loss
 position.................................. $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                            ========  =======      ===     ======   ======       ===     ========  =======

                                            ----------
                                              Number
                                                of
(Dollar amounts in millions)                securities
----------------------------                ----------
Description of Securities
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored
     enterprises...........................     12
    State and political subdivisions.......     31
    Non-U.S. government....................      3
    U.S. corporate.........................    304
    Non-U.S. corporate.....................    110
    Residential mortgage- backed...........     62
    Commercial mortgage- backed............     53
    Other asset-backed.....................     72
                                               ---
    Subtotal, fixed maturity
     securities............................    647
Equity securities..........................      3
                                               ---
Total for securities in an unrealized loss
 position..................................    650
                                               ===
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost..............    638
    20%-50% Below cost.....................      9
                                               ---
    Total fixed maturity securities........    647
                                               ---
% Below cost--equity securities:
    (less than)20% Below cost..............      3
                                               ---
    Total equity securities................      3
                                               ---
Total for securities in an unrealized loss
 position..................................    650
                                               ===
Investment grade...........................    608
Below investment grade/(3)/................     42
                                               ---
Total for securities in an unrealized loss
 position..................................    650
                                               ===

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

--------
/(1)/Amounts included $0.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(2)/Amounts included $0.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(3)/Amounts that have been in a continuous loss position for less than 12 months included $0.1 million of unrealized losses on other-than-temporarily impaired securities.

   The following table presents the gross unrealized losses and fair values of our corporate securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, based on industry, as of December 31, 2016:

                                        Less than 12 months            12 months or more                   Total
                                   ------------------------------ ---------------------------- ------------------------------
                                              Gross      Number            Gross      Number              Gross      Number
                                    Fair    unrealized     of     Fair   unrealized     of      Fair    unrealized     of
(Dollar amounts in millions)        value     losses   securities value    losses   securities  value     losses   securities
----------------------------       -------- ---------- ---------- ------ ---------- ---------- -------- ---------- ----------
Description of Securities
U.S. corporate:
    Utilities..................... $  260.5   $(14.1)      54     $  7.2   $ (0.1)       3     $  267.7   $(14.2)      57
    Energy........................     52.0     (1.4)      14      103.1     (7.4)      18        155.1     (8.8)      32
    Finance and insurance.........    306.7     (8.5)      57       16.6     (2.4)       2        323.3    (10.9)      59
    Consumer--non-cyclical........    154.9     (6.8)      41         --       --       --        154.9     (6.8)      41
    Technology and
     communications...............     96.0     (4.8)      25       40.2     (3.8)      10        136.2     (8.6)      35
    Industrial....................     59.3     (3.0)      15       25.2     (1.8)       5         84.5     (4.8)      20
    Capital goods.................     77.0     (3.2)      22         --       --       --         77.0     (3.2)      22
    Consumer--cyclical............     83.6     (3.7)      19        8.2     (0.1)       3         91.8     (3.8)      22
    Transportation................    116.7     (7.6)      14        1.6     (0.1)       1        118.3     (7.7)      15
    Other.........................     15.3     (0.1)       1         --       --       --         15.3     (0.1)       1
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
    Subtotal, U.S. corporate
     securities...................  1,222.0    (53.2)     262      202.1    (15.7)      42      1,424.1    (68.9)     304
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
Non-U.S. corporate:
    Utilities.....................     50.9     (1.8)       7        6.9     (0.6)       1         57.8     (2.4)       8
    Energy........................     22.8     (0.5)       6       26.7     (3.6)       6         49.5     (4.1)      12
    Finance and insurance.........     80.0     (1.4)      21       10.6     (0.3)       5         90.6     (1.7)      26
    Consumer--non-cyclical........     65.3     (2.0)      10         --       --       --         65.3     (2.0)      10
    Technology and
     communications...............     33.4     (1.6)       9        4.9     (0.1)       1         38.3     (1.7)      10
    Industrial....................     33.8     (1.0)       6       26.5     (1.4)       7         60.3     (2.4)      13
    Capital goods.................     10.1     (0.1)       2       14.0     (1.0)       1         24.1     (1.1)       3
    Consumer--cyclical............     16.6     (0.6)       2         --       --       --         16.6     (0.6)       2
    Transportation................     36.8     (1.6)       6       13.0     (0.7)       2         49.8     (2.3)       8
    Other.........................     72.1     (1.5)      13       12.7     (2.1)       5         84.8     (3.6)      18
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
    Subtotal, non-U.S.
     corporate securities.........    421.8    (12.1)      82      115.3     (9.8)      28        537.1    (21.9)     110
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
Total for corporate securities in
 an unrealized loss position...... $1,643.8   $(65.3)     344     $317.4   $(25.5)      70     $1,961.2   $(90.8)     414
                                   ========   ======      ===     ======   ======       ==     ========   ======      ===

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The scheduled maturity distribution of fixed maturity securities as of December 31, 2017 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized cost
       (Amounts in millions)                      or cost     Fair value
       ---------------------                   -------------- ----------
       Due one year or less...................   $   386.2    $   391.3
       Due after one year through five years..     1,608.2      1,673.5
       Due after five years through ten years.     2,365.5      2,483.1
       Due after ten years....................     5,019.9      5,761.8
                                                 ---------    ---------
              Subtotal........................     9,379.8     10,309.7
       Residential mortgage-backed............     1,116.4      1,192.9
       Commercial mortgage-backed.............       949.3        966.6
       Other asset-backed.....................       563.5        565.8
                                                 ---------    ---------
              Total...........................   $12,009.0    $13,035.0
                                                 =========    =========

   As of December 31, 2017, $2,942.1 million of our investments (excluding mortgage-backed and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2017, securities issued by finance and insurance, utilities, consumer--non-cyclical and energy industry groups represented approximately 20.5%, 15.8%, 12.2% and 10.6%, respectively, of our domestic and foreign corporate fixed maturity securities portfolio. No other industry group comprised more than 10% of our investment portfolio.

   As of December 31, 2017, we did not hold any fixed maturity securities in any single issuer, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of stockholder's equity.

   As of December 31, 2017 and 2016, $7.8 million of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of payments, amortization and allowance for loan losses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of December 31:

                                                                2017                      2016
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Property type:
Retail...............................................    $  637.5       35.8%      $  588.8       36.2%
Industrial...........................................       506.0       28.5          451.7       27.7
Office...............................................       414.5       23.3          380.5       23.4
Apartments...........................................       120.6        6.8          121.4        7.5
Mixed use............................................        54.4        3.1           58.8        3.6
Other................................................        45.2        2.5           25.7        1.6
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,778.2      100.0%       1,626.9      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................        (0.9)                     (0.7)
   Allowance for losses..............................        (2.7)                     (3.1)
                                                         --------                  --------
   Total.............................................    $1,774.6                  $1,623.1
                                                         ========                  ========

                                                                2017                      2016
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Geographic region:
South Atlantic.......................................    $  478.7       26.9%      $  410.8       25.3%
Pacific..............................................       455.2       25.6          438.7       27.0
Middle Atlantic......................................       200.2       11.3          199.2       12.2
West North Central...................................       181.4       10.2          164.4       10.1
East North Central...................................       143.8        8.1          128.9        7.9
Mountain.............................................        98.2        5.5           96.3        5.9
East South Central...................................        87.5        4.9           75.4        4.6
West South Central...................................        76.2        4.3           61.2        3.8
New England..........................................        57.0        3.2           52.0        3.2
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,778.2      100.0%       1,626.9      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................        (0.9)                     (0.7)
   Allowance for losses..............................        (2.7)                     (3.1)
                                                         --------                  --------
   Total.............................................    $1,774.6                  $1,623.1
                                                         ========                  ========

   As of December 31, 2017 and 2016, our total mortgage holdings secured by real estate in California was $302.5 million and $280.8 million, respectively, which was 17.0% and 17.3%, respectively, of our total mortgage holdings.

   As of December 31, 2017 and 2016, all of our commercial mortgage loans were current.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   As of December 31, 2017 and 2016, we had no commercial mortgage loans that were past due for more than 90 days and still accruing interest. We also did not have any commercial mortgage loans that were past due for less than 90 days on non-accrual status as of December 31, 2017 and 2016.

   As of and for the years ended December 31, 2017 and 2016, we modified or extended four and three commercial mortgage loans, respectively, with a total carrying value of $15.3 million and $7.4 million, respectively. All of these modifications or extensions were based on current market interest rates, did not result in any forgiveness in the outstanding principal amount owed by the borrower and were not considered troubled debt restructurings.

   The following table sets forth the allowance for credit losses and recorded investment in commercial mortgage loans as of or for the years ended
December 31:

(Amounts in millions)                                    2017      2016      2015
---------------------                                  --------  --------  --------
Allowance for credit losses:
   Beginning balance.................................. $    3.1  $    4.2  $    5.9
   Charge-offs........................................       --      (0.5)     (2.5)
   Recoveries.........................................       --        --        --
   Provision..........................................     (0.4)     (0.6)      0.8
                                                       --------  --------  --------
   Ending balance..................................... $    2.7  $    3.1  $    4.2
                                                       ========  ========  ========
   Ending allowance for individually impaired
     loans............................................ $     --  $     --  $     --
                                                       ========  ========  ========
   Ending allowance for loans not individually
     impaired that were evaluated collectively for
     impairment....................................... $    2.7  $    3.1  $    4.2
                                                       ========  ========  ========
Recorded investment:
   Ending balance..................................... $1,778.2  $1,626.9  $1,680.2
                                                       ========  ========  ========
   Ending balance of individually impaired loans...... $     --  $     --  $     --
                                                       ========  ========  ========
   Ending balance of loans not individually impaired
     that were evaluated collectively for
     impairment....................................... $1,778.2  $1,626.9  $1,680.2
                                                       ========  ========  ========

   As of December 31, 2017, 2016 and 2015, we did not have any commercial mortgage loans that were individually impaired.

   In evaluating the credit quality of commercial mortgage loans, we assess the performance of the underlying loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value and debt service coverage ratio to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower. The average loan-to-value ratio is based on our most recent estimate of the fair value for the underlying property which is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A lower loan-to-value indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold. The debt service coverage ratio is

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower's liquidity or access to other resources that may result in our expectation that the borrower will continue to make the future scheduled payments.

   The following tables set forth the loan-to-value of commercial mortgage loans by property type as of December 31:

                                                                   2017
                                        ----------------------------------------------------------
                                                                                 Greater
(Amounts in millions)                   0% - 50% 51% - 60% 61% - 75% 76% - 100% than 100%   Total
---------------------                   -------- --------- --------- ---------- --------- --------
Property type:
   Retail..............................  $292.7   $124.1    $220.7     $  --       $--    $  637.5
   Industrial..........................   244.4     90.2     169.3       2.1        --       506.0
   Office..............................   194.4     62.2     157.9        --        --       414.5
   Apartments..........................    78.1     26.8      10.8       4.9        --       120.6
   Mixed use...........................    27.8     19.7       6.9        --        --        54.4
   Other...............................    24.4     15.7       5.1        --        --        45.2
                                         ------   ------    ------     -----       ---    --------
   Total recorded investment...........  $861.8   $338.7    $570.7     $ 7.0       $--    $1,778.2
                                         ======   ======    ======     =====       ===    ========
% of total.............................    48.5%    19.0%     32.1%      0.4%       --%      100.0%
                                         ======   ======    ======     =====       ===    ========
Weighted-average debt service coverage
  ratio................................    3.26     1.77      1.63      1.09        --        2.45
                                         ======   ======    ======     =====       ===    ========

                                                                   2016
                                        ----------------------------------------------------------
                                                                                 Greater
(Amounts in millions)                   0% - 50% 51% - 60% 61% - 75% 76% - 100% than 100%   Total
---------------------                   -------- --------- --------- ---------- --------- --------
Property type:
   Retail..............................  $189.6   $151.6    $247.6     $  --       $--    $  588.8
   Industrial..........................   189.1    133.9     126.5       2.2        --       451.7
   Office..............................   102.4     50.4     226.4       1.3        --       380.5
   Apartments..........................    43.7     25.7      47.1       4.9        --       121.4
   Mixed use...........................    24.9     18.8      15.1        --        --        58.8
   Other...............................     8.6       --      17.1        --        --        25.7
                                         ------   ------    ------     -----       ---    --------
   Total recorded investment...........  $558.3   $380.4    $679.8     $ 8.4       $--    $1,626.9
                                         ======   ======    ======     =====       ===    ========
% of total.............................    34.3%    23.4%     41.8%      0.5%       --%      100.0%
                                         ======   ======    ======     =====       ===    ========
Weighted-average debt service coverage
  ratio................................    2.40     1.74      1.63      1.08        --        1.92
                                         ======   ======    ======     =====       ===    ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following tables set forth the debt service coverage ratio for fixed rate commercial mortgage loans by property type as of December 31:

                                                                 2017
                                ---------------------------------------------------------------------
                                                                                    Greater
(Amounts in millions)           Less than 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 than 2.00   Total
---------------------           -------------- ----------- ----------- ----------- --------- --------
Property type:
   Retail......................     $ 7.9        $ 60.2      $109.6      $222.0     $237.8   $  637.5
   Industrial..................       3.6          17.6        69.6       205.5      209.7      506.0
   Office......................      16.7           9.7        50.5        94.1      243.5      414.5
   Apartments..................        --           7.7        24.3        31.2       57.4      120.6
   Mixed use...................       0.4           1.1          --        27.1       25.8       54.4
   Other.......................        --          12.0          --        13.7       19.5       45.2
                                    -----        ------      ------      ------     ------   --------
   Total recorded investment...     $28.6        $108.3      $254.0      $593.6     $793.7   $1,778.2
                                    =====        ======      ======      ======     ======   ========
% of total.....................       1.6%          6.1%       14.3%       33.4%      44.6%     100.0%
                                    =====        ======      ======      ======     ======   ========
Weighted-average loan-to-value.      52.7%         57.6%       59.2%       56.9%      37.0%      48.3%
                                    =====        ======      ======      ======     ======   ========

                                                                 2016
                                ---------------------------------------------------------------------
                                                                                    Greater
(Amounts in millions)           Less than 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 than 2.00   Total
---------------------           -------------- ----------- ----------- ----------- --------- --------
Property type:
   Retail......................     $ 4.8        $ 56.7      $120.7      $239.4     $167.2   $  588.8
   Industrial..................       3.8          63.1        66.9       166.4      151.5      451.7
   Office......................      22.7          19.9         8.5       219.9      109.5      380.5
   Apartments..................      13.1          12.8         7.4        54.3       33.8      121.4
   Mixed use...................       0.6           3.5         3.2        23.3       28.2       58.8
   Other.......................        --          12.4         5.3         4.6        3.4       25.7
                                    -----        ------      ------      ------     ------   --------
   Total recorded investment...     $45.0        $168.4      $212.0      $707.9     $493.6   $1,626.9
                                    =====        ======      ======      ======     ======   ========
% of total.....................       2.8%         10.4%       13.0%       43.5%      30.3%     100.0%
                                    =====        ======      ======      ======     ======   ========
Weighted-average loan-to-value.      58.8%         59.4%       58.1%       58.8%      44.1%      54.3%
                                    =====        ======      ======      ======     ======   ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   As of December 31, 2017 and 2016, we did not have any floating rate commercial mortgage loans.

   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of December 31:

                                                   2017                      2016
                                         ------------------------  ------------------------
(Amounts in millions)                    Carrying value % of total Carrying value % of total
---------------------                    -------------- ---------- -------------- ----------
Investment in unconsolidated subsidiary.     $722.0        80.4%      $  672.4       58.6%
Derivatives.............................       83.8         9.3           72.7        6.3
Securities lending collateral...........       43.5         4.8           89.0        7.8
Limited partnerships....................       29.1         3.2           41.1        3.6
Short-term investments..................       15.9         1.8            8.5        0.7
Real estate owned.......................        3.3         0.4            3.3        0.3
Trading securities......................         --          --          259.1       22.6
Other investments.......................        0.5         0.1            0.5        0.1
                                             ------       -----       --------      -----
   Total other invested assets..........     $898.1       100.0%      $1,146.6      100.0%
                                             ======       =====       ========      =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


(4) Derivative Instruments

   Our business activities routinely deal with fluctuations in interest rates, equity prices, currency exchange rates and other asset and liability prices. We use derivative instruments to mitigate or reduce certain of these risks. We have established policies for managing each of these risks, including prohibitions on derivatives market-making and other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or mitigate these risks. While we use derivatives to mitigate or reduce risks, certain derivatives do not meet the accounting requirements to be designated as hedging instruments and are denoted as "derivatives not designated as hedges" in the following disclosures.

   The following table sets forth our positions in derivative instruments as of December 31:

                                                      Derivative assets             Derivative liabilities
                                               ------------------------------- --------------------------------
                                                    Balance        Fair value      Balance         Fair value
                                                     sheet         -----------      sheet         -------------
(Amounts in millions)                            classification    2017  2016   classification     2017   2016
---------------------                          --------------      ----- ----- --------------     ------ ------
Derivatives not designated as hedges
                                                 Other invested                       Other
Interest rate swaps...........................       assets        $  -- $ 0.2     liabilities    $   -- $   --
                                                 Other invested                       Other
Equity index options..........................       assets         79.5  72.0     liabilities        --     --
                                                 Other invested                       Other
Financial futures.............................       assets           --    --     liabilities        --     --
                                                 Other invested                       Other
Equity return swaps...........................       assets           --    --     liabilities       2.0    1.1
                                                 Other invested                       Other
Limited guarantee.............................       assets          4.3   0.5     liabilities        --     --
                                                                                  Policyholder
                                                   Reinsurance                       account
GMWB embedded derivatives.....................  recoverable/(1)/    11.1  13.3    balances/(2)/    215.6  261.0
                                                                                  Policyholder
                                                                                     account
Fixed index annuity embedded derivatives......    Other assets        --    --    balances/(3)/    416.4  341.0
                                                                                  Policyholder
                                                                                     account
Indexed universal life embedded derivatives...    Other assets        --    --    balances/(4)/     14.1   11.5
                                                                   ----- -----                    ------ ------
   Total derivatives not designated as hedges.                      94.9  86.0                     648.1  614.6
                                                                   ----- -----                    ------ ------
   Total derivatives..........................                     $94.9 $86.0                    $648.1 $614.6
                                                                   ===== =====                    ====== ======

--------
/(1)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(2)/Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
/(3)/Represents the embedded derivatives associated with our fixed index annuity liabilities.
/(4)/Represents the embedded derivatives associated with our indexed universal life liabilities.

   The fair value of derivative positions presented above was not offset by the respective collateral amounts received or provided under these agreements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The activity associated with derivative instruments can generally be measured by the change in notional value over the periods presented. However, for GMWB, fixed index annuity and indexed universal life embedded derivatives, the change between periods is best illustrated by the number of policies. The following tables represent activity associated with derivative instruments as of the dates indicated:

                                                                              Maturities/  December 31,
(Notional in millions)                Measurement December 31, 2016 Additions terminations     2017
----------------------                ----------- ----------------- --------- ------------ ------------
Derivatives not designated as hedges
Interest rate swaps..................  Notional       $    4.9      $     --   $      --     $    4.9
Credit default swaps.................  Notional           10.0            --          --         10.0
Equity index options.................  Notional        2,395.5       2,982.4    (2,957.8)     2,420.1
Financial futures....................  Notional        1,188.7       1,155.2    (1,239.0)     1,104.9
Equity return swaps..................  Notional          150.0         254.6      (329.6)        75.0
Limited guarantee....................  Notional          250.0            --          --        250.0
Reinsurance embedded derivative......  Notional          301.5            --      (301.5)          --
                                                      --------      --------   ---------     --------
   Total derivatives.................                 $4,300.6      $4,392.2   $(4,827.9)    $3,864.9
                                                      ========      ========   =========     ========

                                                                              Maturities/  December 31,
(Number of policies)                  Measurement December 31, 2016 Additions terminations     2017
--------------------                  ----------- ----------------- --------- ------------ ------------
Derivatives not designated as hedges
GMWB embedded derivatives............  Policies        28,908          --        (2,378)      26,530
Fixed index annuity embedded
  derivatives........................  Policies        17,299          --          (454)      16,845
Indexed universal life embedded
  derivatives........................  Policies         1,074           1           (90)         985

   Cash Flow Hedges

   Certain derivative instruments are designated as cash flow hedges. The changes in fair value of these instruments are recorded as a component of OCI. We designate and account for the following as cash flow hedges when they have met the effectiveness requirements: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) forward starting interest rate swaps to hedge against changes in interest rates associated with future fixed rate bond purchases and/or interest income; and (v) other instruments to hedge the cash flows of various forecasted transactions.

   There were no pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2017, 2016 and 2015.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholder's equity labeled "derivatives qualifying as hedges," for the years ended December 31:

(Amounts in millions)                                                                         2017   2016   2015
---------------------                                                                        -----  -----  -----
Derivatives qualifying as effective accounting hedges as of January 1....................... $72.5  $68.3  $63.6
Current period increases (decreases) in fair value, net of deferred taxes of $(2.9), $(3.2)
  and $(2.9)................................................................................   6.8    6.0    5.3
Reclassification to net income (loss), net of deferred taxes of $0.9, $0.9 and $0.3.........  (1.4)  (1.8)  (0.6)
                                                                                             -----  -----  -----
Derivatives qualifying as effective accounting hedges as of December 31..................... $77.9  $72.5  $68.3
                                                                                             =====  =====  =====

   Derivatives qualifying as effective accounting hedges totaled $77.9 million, $72.5 million and $68.3 million, net of taxes, for the years ended December 31, 2017, 2016 and 2015, respectively, related to our investment in GLICNY. The $77.9 million, net of taxes, recorded in stockholder's equity as of December 31, 2017 is expected to be reclassified to future net income (loss) through our equity in net income of unconsolidated subsidiary and we do not expect any amounts to be reclassified to future net income (loss), concurrently with and primarily offsetting changes in interest expense and interest income on floating rate instruments, in the next 12 months. No amounts were reclassified to net income (loss) during the years ended December 31, 2017, 2016 and 2015 in connection with forecasted transactions that were no longer considered probable of occurring.

   Derivatives Not Designated As Hedges

   We also enter into certain non-qualifying derivative instruments such as:
(i) interest rate swaps and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and reproduce characteristics of investments with similar terms and credit risk; (iii) equity index options, equity return swaps, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits; (iv) interest rate swaps where the hedging relationship does not qualify for hedge accounting; and (v) credit default swaps to mitigate loss exposure to certain credit risk. Additionally, we provide GMWBs on certain variable annuities and offer fixed index annuity products that are required to be bifurcated as embedded derivatives. We also offer fixed index annuity and indexed universal life products and have reinsurance agreements with certain features that are required to be bifurcated as embedded derivatives.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following table provides the pre-tax gain (loss) recognized in net income (loss) for the effects of derivatives not designated as hedges for the years ended December 31:

                                                                        Classification of gain (loss) recognized
(Amounts in millions)                           2017     2016    2015            in net income (loss)
---------------------                          ------  -------  ------  ----------------------------------------
Interest rate swaps........................... $   --  $  15.1  $  0.6       Net investment gains (losses)
Equity index options..........................   57.4     11.8   (23.6)      Net investment gains (losses)
Financial futures.............................  (34.8)  (101.6)  (31.5)      Net investment gains (losses)
Equity return swaps...........................  (21.8)    (3.7)    0.1       Net investment gains (losses)
Limited guarantee.............................    3.8     (3.3)   (1.4)      Net investment gains (losses)
Reinsurance embedded derivative...............  (11.5)    42.3    (1.3)      Net investment gains (losses)
GMWB embedded derivatives.....................   67.6     68.5   (21.6)      Net investment gains (losses)
Fixed index annuity embedded derivatives......  (83.7)   (22.0)   (7.1)      Net investment gains (losses)
Indexed universal life embedded derivatives...    7.5      9.7     6.5       Net investment gains (losses)
                                               ------  -------  ------
   Total derivatives not designated as hedges. $(15.5) $  16.8  $(79.3)
                                               ======  =======  ======

   Derivative Counterparty Credit Risk

   Most of our derivative arrangements with counterparties require the posting of collateral upon meeting certain net exposure thresholds.

   The following table presents additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of December 31:

                                                                 2017                                     2016
                                                --------------------------------------   --------------------------------------
                                                Derivatives   Derivatives        Net     Derivatives   Derivatives        Net
(Amounts in millions)                           assets/(1)/ liabilities/(1)/ derivatives assets/(1)/ liabilities/(1)/ derivatives
---------------------                           ----------- ---------------  ----------- ----------- ---------------  -----------
Amounts presented in the balance sheet:
   Gross amounts recognized....................   $ 79.5        $  2.0         $ 77.5      $ 72.2        $  1.1         $ 71.1
   Gross amounts offset in the balance sheet...       --            --             --          --            --             --
                                                  ------        ------         ------      ------        ------         ------
   Net amounts presented in the balance
     sheet.....................................     79.5           2.0           77.5        72.2           1.1           71.1
Gross amounts not offset in the balance sheet:
   Financial instruments/(2)/..................     (2.0)         (2.0)            --        (1.1)         (1.1)            --
   Collateral received.........................    (29.0)           --          (29.0)      (21.6)           --          (21.6)
   Collateral pledged..........................       --         (20.0)          20.0          --         (45.8)          45.8
Over collateralization.........................       --          20.0          (20.0)         --          45.8          (45.8)
                                                  ------        ------         ------      ------        ------         ------
Net amount.....................................   $ 48.5        $   --         $ 48.5      $ 49.5        $   --         $ 49.5
                                                  ======        ======         ======      ======        ======         ======

--------
/(1)/Does not include amounts related to embedded derivatives as of
     December 31, 2017 and 2016.
/(2)/Amounts represent derivative assets and/or liabilities that are presented gross within the balance sheet but are held with the same counterparty where we have a master netting arrangement. This adjustment results in presenting the net asset and net liability position for each counterparty.

   Almost all of our master swap agreements contain credit downgrade provisions that allow either party to assign or terminate derivative transactions if the other party's long-term unsecured debt rating or financial

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of December 31, 2017 and 2016, we could have been allowed to claim $48.5 million and $49.5 million, respectively. The chart above excludes embedded derivatives and limited guarantee as those derivatives are not subject to master netting arrangements.

   Credit Derivatives

   We sell protection under single name credit default swaps in combination with purchasing securities to replicate characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value for credit default swaps. In the event of default for credit default swaps, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction.

   The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of December 31:

                                                          2017                        2016
                                               --------------------------- ---------------------------
                                               Notional                    Notional
(Amounts in millions)                           value   Assets Liabilities  value   Assets Liabilities
---------------------                          -------- ------ ----------- -------- ------ -----------
Investment grade
   Matures in less than one year..............  $10.0    $--       $--      $  --    $--       $--
   Matures after one year through five years..     --     --        --       10.0     --        --
                                                -----    ---       ---      -----    ---       ---
   Total credit default swaps on single name
     reference entities.......................  $10.0    $--       $--      $10.0    $--       $--
                                                =====    ===       ===      =====    ===       ===

(5) Deferred Acquisition Costs

   The following table presents the activity impacting DAC as of and for the years ended December 31:

(Amounts in millions)                                                2017      2016      2015
---------------------                                              --------  --------  --------
Unamortized balance as of January 1............................... $2,102.8  $2,345.5  $2,842.3
   Costs deferred.................................................      9.0      58.8     142.6
   Amortization, net of interest accretion........................   (185.0)   (301.5)   (185.3)
   Impairment.....................................................       --        --    (454.1)
   Reinsurance transactions/(1)/..................................     31.7        --        --
                                                                   --------  --------  --------
Unamortized balance as of December 31.............................  1,958.5   2,102.8   2,345.5
   Accumulated effect of net unrealized investment (gains) losses.   (324.6)   (146.7)   (105.8)
                                                                   --------  --------  --------
Balance as of December 31......................................... $1,633.9  $1,956.1  $2,239.7
                                                                   ========  ========  ========

--------
/(1)/See note 7 for a discussion of reinsurance transactions.

   We regularly review DAC to determine if it is recoverable from future income. In 2016, we performed loss recognition testing and determined that we had premium deficiencies in our fixed immediate annuity products. As of June 30, 2016, we wrote off the entire DAC balance for our fixed immediate annuity products of

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

$5.7 million through amortization. In addition, as a result of our fixed immediate annuity loss recognition testing as of December 31, 2017 and 2016, we increased our future policy benefit reserves and recognized expenses of $2.0 million and $9.0 million, respectively. The premium deficiency test results were primarily driven by the low interest rate environment and updated assumptions to future policy charges. As of December 31, 2017 and 2016, we believe all of our other businesses had sufficient future income and therefore the related DAC was recoverable.

   In 2017 and 2016, as part of our annual review and update of assumptions, we increased DAC amortization for our universal and term universal life products by $37.5 million and $82.1 million, respectively, reflecting updated assumptions primarily for emerging mortality experience and prolonged lower interest rates. In 2015, as part of our annual review of assumptions, we increased DAC amortization by $84.7 million in our universal life insurance products, reflecting updated assumptions for persistency, long-term interest rates, mortality and other refinements as well as corrections related to reinsurance inputs. See note 7 for additional information regarding amortization of DAC related to reinsurance transactions with related parties.

   In 2015, we entered into a Master Agreement (the "Master Agreement") with Protective Life Insurance Company ("Protective Life"). Pursuant to the Master Agreement, GLAIC and Protective Life agreed to enter into a reinsurance agreement (the "Reinsurance Agreement"), under the terms of which Protective Life will coinsure certain term life insurance business from us, net of third-party reinsurance. The Reinsurance Agreement was effective in January 2016. We initially ceded premiums of $325.7 million and reserves of $330.5 million of certain term life insurance products under this agreement. In connection with entering into the Master Agreement in 2015, we recorded a DAC impairment of $454.1 million as a result of loss recognition testing of certain term life insurance policies as part of this life block transaction.

   As of December 31, 2015, all of our other businesses had sufficient future income and therefore the related DAC was recoverable.

(6) Intangible Assets

   The following table presents our intangible assets as of December 31:

                                                        2017                     2016
                                               ----------------------   ----------------------
                                                 Gross                    Gross
                                                carrying   Accumulated   carrying   Accumulated
(Amounts in millions)                          amount/(1)/ amortization amount/(1)/ amortization
---------------------                          ----------  ------------ ----------  ------------
PVFP..........................................   $594.2      $(511.2)     $625.6      $(479.8)
Capitalized software..........................    129.7       (118.3)      127.3       (112.1)
Deferred sales inducements to contractholders.     64.7        (43.5)       66.5        (40.5)
Other.........................................      3.8         (3.8)        3.8         (3.8)
                                                 ------      -------      ------      -------
   Total......................................   $792.4      $(676.8)     $823.2      $(636.2)
                                                 ======      =======      ======      =======

--------
/(1)/Gross carrying amount includes the accumulated effect of net unrealized investment gains (losses).

   Amortization expense related to PVFP, capitalized software and other intangible assets for the years ended December 31, 2017, 2016 and 2015 was $37.6 million, $(2.7) million and $30.7 million, respectively. Amortization expense related to deferred sales inducements of $3.0 million, $4.9 million and $4.2 million, respectively, for the years ended December 31, 2017, 2016 and 2015 was included in benefits and other changes in policy reserves.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Present Value of Future Profits

   The following table presents the activity in PVFP as of and for the years ended December 31:

(Amounts in millions)                                               2017    2016    2015
---------------------                                              ------  ------  ------
Unamortized balance as of January 1............................... $211.3  $198.6  $218.3
   Amortization...................................................  (41.8)    2.0   (32.5)
   Interest accreted at 5.32%, 5.22% and 6.14%....................   10.4    10.7    12.8
                                                                   ------  ------  ------
Unamortized balance as of December 31.............................  179.9   211.3   198.6
   Accumulated effect of net unrealized investment (gains) losses.  (96.9)  (65.5)  (60.5)
                                                                   ------  ------  ------
Balance as of December 31......................................... $ 83.0  $145.8  $138.1
                                                                   ======  ======  ======

   We regularly review our assumptions and periodically test PVFP for recoverability in a manner similar to our treatment of DAC. As of December 31, 2017, we believe all of our businesses have sufficient future income and therefore the related PVFP is recoverable.

   The percentage of the December 31, 2017 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

                                   2018. 6.5%
                                   2019. 8.0%
                                   2020. 7.3%
                                   2021. 6.6%
                                   2022. 6.1%

   Amortization expense for PVFP in future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of business. Similarly, future amortization expense for other intangibles will depend on future acquisitions, dispositions and other business transactions.

(7) Reinsurance

   We reinsure a portion of our policy risks to other insurance companies, including affiliates, in order to reduce our ultimate losses, diversify our exposures and provide capital flexibility. We also assume certain policy risks written by other insurance companies and affiliates. Reinsurance accounting is followed for assumed and ceded transactions when there is adequate risk transfer. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. We did not have any significant concentrations of reinsurance with reinsurers other than the relationship discussed below with Union Fidelity Life Insurance Company ("UFLIC"), a third-party reinsurer.

   As of December 31, 2017, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy was $5.0 million.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   In April 2017, we assumed risk on a coinsurance basis for certain blocks of term life insurance, universal life insurance and single premium whole life insurance from GLIC, our parent. As part of these transactions, we received cash and investments of $250.6 million, DAC of $31.7 million and recorded higher reserves of $190.6, which resulted in an after-tax gain of $57.2 million. This affiliated reinsurance gain was recorded in additional paid-in capital as a deemed capital contribution in 2017.

   We also have term and universal life insurance policies and single premium deferred annuities assumed from GLIC. As of December 31, 2017 and 2016, we had reserves of $1,367.1 million and $1,258.9 million, respectively, associated with these policies. We also have term and universal life insurance policies ceded to GLIC. As of December 31, 2017 and 2016, we had reinsurance recoverables of $198.9 million and $232.6 million, respectively, associated with these products in connection with this reinsurance agreement with GLIC.

   In February 2016, as part of restructuring Genworth's U.S. life insurance business, Genworth announced an initiative to repatriate existing reinsured business from Brookfield Life and Annuity Insurance Company Ltd ("BLAIC"), its primary Bermuda domiciled captive reinsurance subsidiary, to its U.S. life insurance subsidiaries in 2016. After receiving regulatory approval, on October 1, 2016, the repatriation was completed through the merger of BLAIC with and into GLIC, our parent, with GLIC being the surviving company. As a result of this repatriation, we recaptured all of our term and universal life insurance policies previously ceded to BLAIC, an affiliate, which primarily increased policy fees and other income $318.1 million with a proportionate increase in benefits and other changes in reserves. In addition, subsequent to the recapture, an embedded derivative associated with our universal life insurance products was terminated which resulted in a gain of $42.6 million that was recorded in net investment gains (losses).

   In 2016, we also recaptured certain universal life insurance policies previously ceded to GLIC and certain linked-benefit products were recaptured by GLIC that we had previously assumed. As a result of these reinsurance transactions, we initially recorded higher policy fees and other income of approximately $403.0 million, higher acquisition and operating expenses of approximately $298.0 million and we wrote off deferred acquisition costs of approximately $50.8 million. These reinsurance recaptures resulted in an after-tax gain of approximately $45.7 million. Additionally, in satisfaction of the $298.0 million net recapture settlement, we transferred fixed maturity securities with a book value of $276.2 million to GLIC, resulting in an after-tax gain of $14.2 million. These affiliated non-cash recapture gains were recorded in additional paid-in capital as deemed capital contributions in 2016. See note 12, supplemental cash flow information, for other non-cash transactions.

   Under the terms of certain reinsurance agreements that we have with external parties, we pledged assets in either separate portfolios or in trust for the benefit of external reinsurers. These assets support the reserves assumed from these external reinsurers. We had pledged fixed maturity securities and commercial mortgage loans of $814.4 million and $18.4 million, respectively, as of December 31, 2017 and $775.7 million and $18.2 million, respectively, as of December 31, 2016 in connection with these reinsurance agreements. However, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity product for contracts in-force prior to January 1, 2004. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. As of December 31, 2017 and 2016, we had $1,768.9 million and $1,739.4 million, respectively, in retained assets that

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

were attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Service charges and expense allowance amounts are determined annually based upon policy charges subject to annual adjustments. Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. As of December 31, 2017 and 2016, we had a reinsurance recoverable of $5,828.3 million and $6,001.1 million, respectively, associated with UFLIC.

   To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation, an indirect subsidiary of General Electric Company ("GE"), previously agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital ("RBC") at not less than 150% of its company action level, as defined from time to time by the NAIC. In connection with its announced realignment and reorganization of the business of General Electric Capital Corporation in December 2015, General Electric Capital Corporation merged with and into GE. As a result, GE is the successor obligor under the Capital Maintenance Agreement.

   The following table sets forth net life insurance in-force as of December 31:

 (Amounts in millions)                      2017         2016         2015
 ---------------------                  -----------  -----------  -----------
 Direct life insurance in-force........ $ 475,061.0  $ 502,208.9  $ 524,686.6
 Amounts assumed from other companies..   132,285.7    135,988.1    139,439.1
 Amounts ceded to other companies/(1)/.  (555,841.4)  (554,261.6)  (478,002.5)
                                        -----------  -----------  -----------
 Net life insurance in-force........... $  51,505.3  $  83,935.4  $ 186,123.2
                                        ===========  ===========  ===========
 Percentage of amount assumed to net...       256.8%       162.0%        74.9%
                                        ===========  ===========  ===========

--------
/(1)/Includes amounts accounted for under the deposit method.

   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                              Written                       Earned
                                     -------------------------  -----------------------------
(Amounts in millions)                  2017     2016     2015     2017       2016       2015
---------------------                -------  -------  -------  -------  -------      -------
Direct.............................. $ 795.9  $ 837.7  $ 882.9  $ 796.6  $ 838.6      $ 884.2
Assumed.............................   169.1    156.5    156.7    169.2    156.6        156.7
Ceded...............................  (655.1)  (980.9)  (499.1)  (655.8)  (981.6)      (500.0)
                                     -------  -------  -------  -------  -------      -------
Net premiums........................ $ 309.9  $  13.3  $ 540.5  $ 310.0  $  13.6      $ 540.9
                                     =======  =======  =======  =======  =======      =======
Percentage of amount assumed to net.                               54.6%      NM/(1)/    29.0%
                                                                =======  =======      =======

--------
/(1)/We define "NM" as not meaningful for percentages greater than 200%.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   See note 5 for a discussion on the impact of reinsurance treaty with Protective Life on ceded premiums for the year ended December 31, 2016.

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $1,235.0 million, $996.2 million and $1,106.6 million during 2017, 2016 and 2015, respectively.

(8) Insurance Reserves

   Future Policy Benefits

   The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

                                                 Mortality/
                                                 morbidity  Interest rate
(Amounts in millions)                            assumption  assumption     2017     2016
---------------------                            ---------- ------------- -------- --------
Structured settlements with life contingencies..    /(1)/   1.00% - 8.00% $4,775.9 $4,859.7
Traditional life insurance contracts............    /(2)/   3.00% - 7.50%  2,347.5  2,455.8
Annuity contracts with life contingencies.......    /(1)/   1.00% - 8.00%  1,302.7  1,361.7
Accident and health insurance contracts.........    /(3)/   3.50% - 6.00%    126.2    114.0
Supplementary contracts with life contingencies.    /(1)/   1.00% - 8.00%     74.3     67.9
                                                                          -------- --------
   Total future policy benefits.................                          $8,626.6 $8,859.1
                                                                          ======== ========

--------
/(1)/Assumptions for limited-payment contracts come from either the U.S.
     Population Table, the 1983 Group Annuitant Mortality Table, the 1983 Individual Annuitant Mortality Table, the Annuity 2000 Mortality Table or the 2012 Individual Annuity Reserving Table.
/(2)/Principally modifications based on company experience of the Society of Actuaries 1965-70 or 1975-80 Select and Ultimate Tables, the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Tables, or the 1980 Commissioner's Extended Term Table and (IA) Standard Table 1996 (modified).
/(3)/The 1958 and 1980 Commissioner's Standard Ordinary Tables, or the 2000
     U.S. Annuity Table, the 1983 Group Annuitant Mortality Table or the 2008 Valuation Basic Table.

   We regularly review our assumptions and perform loss recognition testing at least annually. In 2017 and 2016, we performed loss recognition testing and determined that we had premium deficiencies in our fixed immediate annuity products. As of June 30, 2016, we wrote off the entire DAC balance for our fixed immediate annuity products of $5.7 million through amortization. In addition, as a result of our fixed immediate annuity loss recognition testing as of December 31, 2017 and 2016, we increased our future policy benefit reserves and recognized expenses of $2.0 million and $9.0 million, respectively. The premium deficiency test results were primarily driven by the low interest rate environment and updated assumptions to future policy charges. The 2015 test did not result in a charge. The liability for future policy benefits for our acquired block of accident and health insurance contracts represents our current best estimate; however, there may be future adjustments to this estimate and related assumptions. Such adjustments, reflecting any variety of new and adverse trends, could possibly be significant and result in further increases in the related future policy benefit reserves for these products.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Policyholder Account Balances

   The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

   (Amounts in millions)                                    2017      2016
   ---------------------                                  --------- ---------
   Annuity contracts..................................... $ 4,195.4 $ 4,419.6
   Structured settlements without life contingencies.....     768.5     835.9
   FABNs.................................................       5.0       5.3
   Supplementary contracts without life contingencies....     443.4     465.2
   Variable universal life insurance contracts...........      15.3      15.9
                                                          --------- ---------
      Total investment contracts.........................   5,427.6   5,741.9
   Universal and term universal life insurance contracts.   6,630.1   6,211.4
                                                          --------- ---------
      Total policyholder account balances................ $12,057.7 $11,953.3
                                                          ========= =========

   In 2017, as part of our annual review of assumptions, we increased our liability for policyholder account balances by $30.8 million for our universal and term universal life insurance products driven mostly by emerging mortality experience and from prolonged low interest rates. In 2016, as part of our annual review of assumptions, we increased our liability for policyholder account balances by $202.2 million for our universal and term universal life insurance products, reflecting updated assumptions primarily for mortality experience in older age populations. In 2015, as part of our annual review of assumptions, we increased our liability for policyholder account balances by $121.6 million for our universal and term universal life insurance products, reflecting updated assumptions for persistency, long-term interest rates, mortality and other refinements.

   We are a member of the FHLB and held $16.1 million and $15.0 million of common stock related to our memberships as of December 31, 2017 and 2016, respectively, which was included in equity securities. In 2017, our universal life business entered into a new FHLB agreement for $25.0 million, which was included in universal and term universal life insurance contracts in the table above. As of December 31, 2017, we have an outstanding funding agreement with FHLB and also a letter of credit which has not been drawn upon. The FHLB has been granted a lien on certain of our invested assets to collateralize our obligations; however, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The letter of credit of $28.2 million related to the FHLB is for the benefit of certain of our wholly-owned subsidiaries that have issued non-recourse funding obligations to collateralize the obligation to make future payments on their behalf under certain tax sharing agreements. This funding agreement and the letter of credit were collateralized by fixed maturity securities with a fair value of $72.4 million as of December 31, 2017.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Certain Non-traditional Long-Duration Contracts

   The following table sets forth information about our variable annuity products with death and living benefit guarantees as of December 31:

(Dollar amounts in millions)                                                  2017     2016
----------------------------                                                -------- --------
Account values with death benefit guarantees (net of reinsurance):
   Standard death benefits (return of net deposits) account value.......... $2,169.3 $2,168.6
   Net amount at risk...................................................... $    2.2 $    3.4
   Average attained age of contractholders.................................       74       73
   Enhanced death benefits (step-up, roll-up, payment protection) account value................................................................. $2,202.0 $2,297.8
   Net amount at risk...................................................... $  114.2 $  154.1
   Average attained age of contractholders.................................       75       74
Account values with living benefit guarantees:
   GMWBs................................................................... $2,311.0 $2,405.5
   Guaranteed annuitization benefits....................................... $1,168.1 $1,145.5

   Variable annuity contracts may contain more than one death or living benefit; therefore, the amounts listed above are not mutually exclusive. Substantially all of our variable annuity contracts have some form of GMDB.

   As of December 31, 2017 and 2016, our total liability associated with variable annuity contracts with minimum guarantees was approximately $5,008.4 million and $5,135.6 million, respectively. The liability, net of reinsurance, for our variable annuity contracts with GMDB and guaranteed annuitization benefits was $92.7 million and $89.0 million as of December 31, 2017 and 2016, respectively.

   The contracts underlying the lifetime benefits such as GMWB and guaranteed annuitization benefits are considered "in the money" if the contractholder's benefit base, or the protected value, is greater than the account value. As of December 31, 2017 and 2016, our exposure related to GMWB and guaranteed annuitization benefit contracts that were considered "in the money" was $584.7 million and $663.4 million, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is through lifetime withdrawals or lifetime income payments after annuitization.

   Account balances of variable annuity contracts with death or living benefit guarantees were invested in separate account investment options as follows as of December 31:

                    (Amounts in millions)    2017     2016
                    ---------------------  -------- --------
                     Balanced funds....... $2,743.4 $2,780.4
                     Equity funds.........  1,116.1  1,116.6
                     Bond funds...........    435.7    478.2
                     Money market funds...     75.0     80.1
                                           -------- --------
                        Total............. $4,370.2 $4,455.3
                                           ======== ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


(9) Liability for Policy and Contract Claims

   The following table sets forth our recorded liability for policy and contract claims by business as of December 31:

        (Amounts in millions)                               2017   2016
        ---------------------                              ------ ------
        Life insurance.................................... $236.7 $205.4
        Fixed annuities...................................   12.7    8.4
        Accident and health insurance contracts...........   42.5   46.6
        Runoff............................................    6.4    7.2
                                                           ------ ------
           Total liability for policy and contract claims. $298.3 $267.6
                                                           ====== ======

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

       (Amounts in millions)                     2017     2016     2015
       ---------------------                   -------  -------  -------
       Beginning balance as of January 1...... $ 267.6  $ 254.6  $ 245.8
       Less reinsurance recoverables..........  (155.1)  (127.3)  (112.4)
                                               -------  -------  -------
          Net balance as of January 1.........   112.5    127.3    133.4
                                               -------  -------  -------
       Incurred related to insured events of:
          Current year........................   757.5    703.6    810.8
          Prior years.........................    13.2     16.9      8.4
                                               -------  -------  -------
              Total incurred..................   770.7    720.5    819.2
                                               -------  -------  -------
       Paid related to insured events of:
          Current year........................  (671.8)  (663.0)  (736.8)
          Prior years.........................   (86.7)   (72.3)   (88.5)
                                               -------  -------  -------
              Total paid......................  (758.5)  (735.3)  (825.3)
                                               -------  -------  -------
          Net balance as of December 31.......   124.7    112.5    127.3
       Add reinsurance recoverables...........   173.6    155.1    127.3
                                               -------  -------  -------
       Ending balance as of December 31....... $ 298.3  $ 267.6  $ 254.6
                                               =======  =======  =======

   The liability for policy and contract claims represents our current best estimate; however, there may be future adjustments to this estimate and related assumptions. Such adjustments, reflecting any variety of new and adverse trends, could possibly be significant, and result in increases in reserves by an amount that could be material to our results of operations and financial condition and liquidity.

2017

   In 2017, the incurred amount of $13.2 million related to insured events of prior years increased predominantly related to our life insurance business from unfavorable mortality in 2017.

2016

   In 2016, the incurred amount of $16.9 million related to insured events of prior years increased predominantly related to our life insurance business from higher claim severity in 2016.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


2015

   In 2015, the incurred amount of $8.4 million related to insured events of prior years increased predominantly related to our life insurance business from higher claim severity and as a result of refinements to our estimated claim reserves in 2015. Additionally, we strengthened prior year reserves as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods.

(10) Non-Recourse Funding Obligations

   As of December 31, 2017 and 2016, Rivermont Life Insurance Company I ("Rivermont I"), our wholly-owned, special purpose consolidated captive insurance subsidiary, had an outstanding floating rate subordinated note of $310.6 million and $310.4 million, net of $4.4 million and $4.6 million, respectively, of deferred borrowing charges, due in 2050 with accrual of interest based on one-month London Interbank Offered rate ("LIBOR") that resets every 28 days plus a fixed margin. This surplus note has been deposited into a trust that has issued money market securities. Both principal and interest payments on the money market securities are guaranteed by a third-party insurance company. The holders of the money market securities cannot require repayment from us or Rivermont I, the direct issuer of the note. Genworth Holdings provided a limited guarantee to Rivermont I, where under adverse interest rate, mortality or lapse scenarios (or combination thereof), Genworth Holdings may be required to provide additional funds to Rivermont I. We have agreed to indemnify Rivermont I and the third-party insurer for certain limited costs related to the issuance of these obligations, which is accounted for as a derivative. As of December 31, 2017 and 2016, the fair value of this derivative was $4.3 million and $0.5 million, respectively.

   Any payment of principal, including by redemption, or interest on the note may only be made with the prior approval of the Director of Insurance of the State of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law. The holders of the note have no rights to accelerate payment of principal of the note under any circumstances, including without limitation, for nonpayment or breach of any covenant. Rivermont I, the direct issuer of the note, reserves the right to repay the note that it has issued at any time, subject to prior regulatory approval.

   During 2016, in connection with a life block transaction, River Lake I redeemed $1,004.6 million of its outstanding floating rate subordinated notes due in 2033 and River Lake II redeemed $794.8 million of its outstanding floating rate subordinated notes due in 2035 for a pre-tax loss of approximately $9.0 million from the write-off of deferred borrowing costs.

   During 2015, River Lake I repaid $30.6 million of its total outstanding floating rate subordinated notes due in 2033 and River Lake II repaid $36.8 million of its total outstanding floating rate subordinated notes due in 2035.

   The weighted-average interest rates on the non-recourse funding obligations as of December 31, 2017 and 2016 were 3.5% and 2.8%, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


(11) Income Taxes

   The total benefit for income taxes was as follows for the years ended December 31:

         (Amounts in millions)                2017     2016     2015
         ---------------------              -------  -------  -------
         Current federal income taxes...... $  46.9  $ 121.9  $ (23.9)
         Deferred federal income taxes.....  (432.0)  (157.2)  (184.2)
                                            -------  -------  -------
            Total federal income taxes.....  (385.1)   (35.3)  (208.1)
                                            -------  -------  -------
         Current state income taxes........     1.3     (0.1)    (1.2)
         Deferred state income taxes.......     1.5      0.8     (1.9)
                                            -------  -------  -------
            Total state income taxes.......     2.8      0.7     (3.1)
                                            -------  -------  -------
            Total benefit for income taxes. $(382.3) $ (34.6) $(211.2)
                                            =======  =======  =======

   As of December 31, 2017, the current federal income tax payable was $14.4 million and was included in other liabilities in the consolidated balance sheet. As of December 31, 2016, the current federal income tax receivable was $15.8 million and was included in other assets in the consolidated balance sheet. As of December 31, 2017 and 2016, the current state income tax payable was $1.3 million and $0.1 million, respectively, and was included in other liabilities in the consolidated balance sheets.

   In 2016, we recorded $36.1 million in retained earnings as a deemed dividend related to a reimbursement of amounts primarily related to liabilities for tax contingency reserves previously assumed and paid by Genworth North America Corporation ("GNA"), our indirect parent, under our Tax Assumption Agreement. In 2017 and 2015, there were no adjustments to liabilities related to tax contingency reserves.

   The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

(Amounts in millions)                                            2017            2016           2015
---------------------                                       --------------  -------------  -------------
Pre-tax loss before equity in net income of unconsolidated
  subsidiary............................................... $ (91.4)        $(113.2)       $(577.4)
                                                            =======         =======        =======
Statutory U.S. federal income tax rate..................... $ (32.0)  35.0% $ (39.6) 35.0% $(202.1) 35.0%
Increase (reduction) in rate resulting from:
   State income tax, net of federal income tax effect......     1.8   (2.0)     0.5  (0.4)    (2.0)  0.3
   Write-off of deferred taxes.............................      --     --      9.0  (8.0)     1.2  (0.2)
   Benefit on tax favored investments, net of uncertain
     tax positions.........................................     2.1   (2.3)    (7.6)  6.7    (10.8)  1.9
   Valuation allowance.....................................    (2.9)   3.2      2.9  (2.6)    (1.2)  0.2
   TCJA, impact from change in tax rate....................  (349.7) 382.6       --    --       --    --
   Other, net..............................................    (1.6)   1.8      0.2  (0.2)     3.7  (0.6)
                                                            -------  -----  -------  ----  -------  ----
Effective rate............................................. $(382.3) 418.3% $ (34.6) 30.6% $(211.2) 36.6%
                                                            =======  =====  =======  ====  =======  ====

   On December 22, 2017, the TCJA was signed into law. The enactment of the new law signified the first major overhaul of the U.S. federal income tax system in more than 30 years. The most significant provision to our financial statements is the corporate rate reduction from 35% to 21%. Included in our 2017 benefit for income taxes is $349.7 million of tax benefits associated with revaluing our deferred tax assets and liabilities to the new rate on the date of enactment.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   For the year ended December 31, 2017, the increase in the effective tax rate was primarily related to changes in U.S. tax legislation under the TCJA, mostly from the reduction in corporate tax rates as described above.

   For the year ended December 31, 2016, the decrease in the effective tax rate was primarily attributable to the write-off of unsupported tax balances and a valuation allowance on foreign tax credits that we did not expect to realize. This decrease was partially offset by the effect of tax favored investment benefits on a lower pre-tax loss in 2016 compared to 2015.

   The components of the net deferred income tax liability were as follows as of December 31:

       (Amounts in millions)                              2017    2016
       ---------------------                             ------  ------
       Assets:
          Accrued expenses..............................   24.2    11.5
          Net operating loss carryforwards..............    7.4    12.3
          Foreign tax credit carryforwards..............    1.6     2.1
          State income taxes............................    6.2     7.8
                                                         ------  ------
              Gross deferred income tax assets..........   39.4    33.7
              Valuation allowance.......................   (7.4)  (15.2)
                                                         ------  ------
              Total deferred income tax assets..........   32.0    18.5
                                                         ------  ------
       Liabilities:
          Investments................................... $  1.1  $  8.8
          Insurance reserves transition adjustment......   93.1      --
          Insurance reserves............................   47.0   203.7
          Net unrealized gains on investment securities.   70.1    89.6
          PVFP..........................................   42.8    82.9
          DAC...........................................  282.4   526.0
          Other.........................................   22.2    10.3
                                                         ------  ------
              Total deferred income tax liabilities.....  558.7   921.3
                                                         ------  ------
              Net deferred income tax liability......... $526.7  $902.8
                                                         ======  ======

   The above valuation allowance of $7.4 million and $15.2 million as of December 31, 2017 and 2016, respectively, related to a specific federal separate tax return net operating loss. As of December 31, 2016, the valuation allowance also included the impact of foreign tax credits that we did not expect to realize. The decrease in the valuation allowance in 2017 was primarily related to judgments regarding the future realization of certain foreign tax credits, for which a valuation allowance was established in 2016 and the effect of revaluing deferred tax assets and liabilities to the newly enacted 21% tax rate. In light of our latest financial projections, which include the impact of changes in U.S. tax law under the TCJA, we believe that it is more likely than not that the benefits of these foreign tax credits will be realized and have released this portion of the valuation allowance.

   Based on our analysis, we believe it is more likely than not that the results of future operations and reversal of taxable temporary differences will generate sufficient taxable income to enable us to realize the deferred tax assets for which we have not established valuation allowances.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Net operating loss carryforwards amounted to $35.2 million as of December 31, 2017, and if unused, will expire beginning in 2021. Foreign tax credit carryforwards amounted to $1.6 million as of December 31, 2017, and if unused will begin to expire in 2022.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows as of December 31:

       (Amounts in millions)                          2017   2016   2015
       ---------------------                         -----  -----  -----
       Balance as of January 1...................... $ 5.4  $ 7.1  $ 9.6
       Tax positions related to the current period:
          Gross additions...........................   1.6     --    0.8
          Gross reductions..........................  (1.6)  (1.7)  (1.6)
       Tax positions related to the prior years:
          Gross additions...........................   9.6     --     --
          Gross reductions..........................    --     --   (1.7)
                                                     -----  -----  -----
       Balance as of December 31.................... $15.0  $ 5.4  $ 7.1
                                                     =====  =====  =====

   The total amount of unrecognized tax benefits was $15.0 million as of December 31, 2017, which if recognized would affect the effective rate on operations by $10.0 million. We believe that it is reasonably possible that in 2018 due to the potential resolution of certain potential settlements and other administrative and statutory proceedings and limitations, up to approximately $14.3 million unrecognized tax benefits will be recognized.

   We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the years ended
December 31, 2017, 2016 and 2015, we did not recognize any interest and penalties. We had no interest and penalties accrued as of December 31, 2017 and 2016.

   For tax years prior to 2011, we filed U.S. federal income tax returns (included in GLIC's consolidated life returns) and various state and local tax returns. For tax years beginning in 2011, we were included in the life/non-life consolidated return filed by Genworth, our ultimate parent. With possible exceptions, we are no longer subject to U.S. federal tax examinations for years up through 2013. Any exposure with respect to these pre-2014 years has been sufficiently recorded in the financial statements. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. federal examinations.

   Due to the complexities involved in accounting for the recently enacted TCJA, the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") 118, which requires companies to include in its financial statements a reasonable estimate of the impact of the TCJA on earnings to the extent such reasonable estimate has been determined. For specific effects of the TCJA for which a reasonable estimate cannot be made, SAB 118 provides that no amount should be recorded as a provisional amount in current year earnings and companies should continue to apply the tax law in effect just before the enactment date of the TCJA on December 22, 2017.

   Accordingly, we recorded the following reasonable estimates of the tax impact in our earnings for the year ended December 31, 2017. These amounts are considered to be provisional as we continue to assess available tax methods and elections and refine our computations and estimates.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Deferred tax assets and liabilities

   We remeasured certain deferred tax assets and liabilities based on the federal rate at which they are expected to reverse in the future, which is generally 21%. However, the Internal Revenue Service has indicated that additional guidance will be forthcoming with respect to several technical areas within the TCJA, which could affect the measurement of these balances or potentially give rise to new deferred tax amounts. The provisional amount recorded in 2017 that related to the re-measurement of our deferred tax assets and liabilities was a tax benefit of $349.7 million.

   Insurance reserve transition adjustment

   We have recorded a provisional reclassification in deferred tax liabilities in the amount of $93.1 million related to the transition adjustment required under the TCJA with respect to the life insurance policyholder reserves. Under the TCJA this transition adjustment is to be taken into account ratably over eight taxable years. This provisional amount had no impact on income (loss), however, the reclassification amount may change as we continue to refine our insurance reserve calculations and apply the new reserving rules under the TCJA on a product level basis. Future changes similarly are not expected to have an impact on income (loss).

   Further regulatory guidance related to the TCJA is expected to be issued in 2018 which may result in changes to our current estimates. Any revisions to the estimated impacts of the TCJA will be recorded when the computations are complete and will be reflected in our year ended December 31, 2018 financial statements.

(12) Supplemental Cash Flow Information

   Net cash paid for taxes was $16.8 million, $132.7 million and $48.5 million for the years ended December 31, 2017, 2016 and 2015, respectively. Cash paid for interest primarily related to our non-recourse funding obligations was $10.8 million, $54.5 million and $81.2 million for the years ended December 31, 2017, 2016 and 2015, respectively.

   For a discussion of capital contributions and related transactions, see notes 11 and 16. For information regarding non-cash transactions related to reinsurance transactions with related parties, see note 7.

(13) Related Party Transactions

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated $68.9 million, $103.4 million and $150.3 million for the years ended December 31, 2017, 2016 and 2015, respectively. We also charged affiliates for certain services and for the use of facilities and equipment, which aggregated $14.1 million, $25.2 million and $28.2 million for the years ended December 31, 2017, 2016 and 2015, respectively.

   We pay Genworth, our ultimate parent, for investment-related services. We paid $17.2 million, $14.9 million and $15.9 million to Genworth in 2017, 2016 and 2015, respectively, for investment-related

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

services. We pay interest on outstanding amounts under a credit funding agreement with GNA, our indirect parent. For the years ended December 31, 2017, 2016 and 2015, we incurred no interest expense under this agreement. For the years ended December 31, 2017, 2016 and 2015, we paid interest at the cost of funds to GNA, which was 0.3% for each year. In addition, as of December 31, 2017 and 2016, there were no borrowings under this agreement. Genworth Holdings owed us $0.5 million as of December 31, 2017 and 2016, which was included in other assets in the consolidated balance sheet for each year. GNA also owed us $10.8 million and $9.3 million as of December 31, 2017 and 2016, respectively, which was also included in other assets in the consolidated balance sheet. Amounts recognized as interest income related to these intercompany loans during 2017 and 2016 were not significant.

   Additionally, we sell investment securities to affiliates in the normal course of business. The sale of securities to affiliates are recorded at fair value with gains recorded in additional paid-in capital as a deemed capital contribution and losses recorded in retained earnings as a deemed dividend. For the year ended December 31, 2017, we recorded $2.5 million in additional paid-in capital related to gains associated with the sale of securities to affiliates. For the years ended December 31, 2016 and 2015, we recorded $0.5 million and $24.5 million, respectively, in retained earnings related to losses associated with the sale of securities to affiliates.

   Newco, our direct wholly-owned subsidiary, is a real estate company which owns several buildings and land in Virginia. During 2017 and 2016, Newco leased buildings to affiliates and we recognized $4.5 million in rental income related to these lease arrangements.

   See note 7 for additional information related to reinsurance transactions with related parties.

(14) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value. Such items include cash and cash equivalents, short-term investments, investment securities, separate accounts, securities held as collateral and derivative instruments. Other financial assets and liabilities--those not carried at fair value--are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets.

   The basis on which we estimate fair value is as follows:

   Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates. Given the limited availability of data related to transactions for similar instruments, we typically classify these loans as Level 3.

   Other invested assets. Primarily represents limited partnerships accounted for under the cost method. Limited partnerships are valued based on comparable market transactions, discounted future cash flows, quoted

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

market prices and/or estimates using the most recent data available for the underlying instrument. Cost method limited partnerships typically include significant unobservable inputs as a result of being relatively illiquid with limited market activity for similar instruments and are classified as Level 3.

   Non-recourse funding obligations. We use an internal model to determine fair value using the current floating rate coupon and expected life/final maturity of the instrument discounted using the floating rate index and current market spread assumption, which is estimated based on recent transactions for these instruments or similar instruments as well as other market information or broker provided data. Given these instruments are private and very little market activity exists, our current market spread assumption is considered to have significant unobservable inputs in calculating fair value and, therefore, results in the fair value of these instruments being classified as Level 3.

   Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or institutional products. Given the significant unobservable inputs associated with policyholder behavior and current market rate assumptions used to discount the expected future cash flows, we classify these instruments as Level 3 except for certain funding agreement-backed notes that are traded in the marketplace as a security and are classified as Level 2.

   The following represents our estimated fair value of financial assets and liabilities that are not required to be carried at fair value as of December 31:

                                                                      2017
                     -                       ------------------------------------------------------
                                                                             Fair value
                                             Notional    Carrying ---------------------------------
(Amounts in millions)                         amount      amount   Total   Level 1 Level 2 Level 3
---------------------                        --------    -------- -------- ------- ------- --------
Assets:
   Commercial mortgage loans................   $ /(1)/   $1,774.6 $1,835.8   $--    $ --   $1,835.8
   Other invested assets....................     /(1)/        6.2      9.2    --      --        9.2
Liabilities:
   Non-recourse funding obligations/(2)/....     /(1)/      310.6    201.0    --      --      201.0
   Investment contracts.....................     /(1)/    5,427.6  5,671.0    --     4.9    5,666.1
Other firm commitments:
   Commitments to fund limited partnerships.    6.0            --       --    --      --         --
   Ordinary course of business lending
     commitments............................   29.5            --       --    --      --         --

                                                                      2016
                                             ------------------------------------------------------
                                                                             Fair value
                                             Notional    Carrying ---------------------------------
(Amounts in millions)                         amount      amount   Total   Level 1 Level 2 Level 3
---------------------                        --------    -------- -------- ------- ------- --------
Assets:
   Commercial mortgage loans................   $ /(1)/   $1,623.1 $1,654.3   $--    $ --   $1,654.3
   Other invested assets....................     /(1)/       17.1     19.5    --     8.5       11.0
Liabilities:
   Non-recourse funding obligations/(2)/....     /(1)/      310.4    185.7    --      --      185.7
   Investment contracts.....................     /(1)/    5,741.9  6,033.7    --     5.1    6,028.6
Other firm commitments:
   Commitments to fund limited partnerships.    6.0            --       --    --      --         --
   Ordinary course of business lending
     commitments............................   35.0            --       --    --      --         --

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

--------
/(1)/These financial instruments do not have notional amounts.
/(2)/See note 10 for additional information related to borrowings.

   Recurring Fair Value Measurements

   We have fixed maturity, short-term investments, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

   Fixed maturity, short-term investments, equity and trading securities

   The fair value of fixed maturity, short-term investments, equity and trading securities are estimated primarily based on information derived from third-party pricing services ("pricing services"), internal models and/or broker quotes, which use a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information. In general, a market approach is utilized if there is readily available and relevant market activity for an individual security. In certain cases where market information is not available for a specific security but is available for similar securities, a security is valued using that market information for similar securities, which is also a market approach. When market information is not available for a specific security or is available but such information is less relevant or reliable, an income approach or a combination of a market and income approach is utilized. For securities with optionality, such as call or prepayment features (including mortgage-backed or asset-backed securities), an income approach may be used. In addition, a combination of the results from market and income approaches may be used to estimate fair value. These valuation techniques may change from period to period, based on the relevance and availability of market data.

   We utilize certain third-party data providers when determining fair value. We consider information obtained from pricing services as well as broker quotes in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by pricing services and broker quotes to be of high quality, management determines the fair value of our investment securities after considering all relevant and available information. We also use various methods to obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received, including an understanding of the assumptions and inputs utilized to determine the appropriate fair value. For pricing services, we analyze the prices provided by our primary pricing services to other readily available pricing services and perform a detailed review of the assumptions and inputs from each pricing service to determine the appropriate fair value when pricing differences exceed certain thresholds. We evaluate changes in fair value that are greater than certain pre-defined thresholds each month to further aid in our review of the accuracy of fair value measurements and our understanding of changes in fair value, with more detailed reviews performed by the asset managers responsible for the related asset class associated with the security being reviewed. A pricing committee provides additional oversight and guidance in the evaluation and review of the pricing methodologies used to value our investment portfolio.

   In general, we first obtain valuations from pricing services. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. If prices are unavailable from public pricing services we obtain broker quotes. For all

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quotes valuation is available, we determine fair value using internal models.

   For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. Additionally, on a monthly basis we review a sample of securities, examining the pricing service's assumptions to determine if we agree with the service's derived price. When available, we also evaluate the prices sampled as compared to other public prices. If a variance greater than a pre-defined threshold is noted, additional review of the price is executed to ensure accuracy. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs, which would result in the valuation being classified as Level 3.

   For private fixed maturity securities, we utilize an income approach where we obtain public bond spreads and utilize those in an internal model to determine fair value. Other inputs to the model include rating and weighted-average life, as well as sector which is used to assign the spread. We then add an additional premium, which represents an unobservable input, to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. We utilize price caps for securities where the estimated market yield results in a valuation that may exceed the amount that would be received in a market transaction and value all private fixed maturity securities at par that have less than 12 months to maturity. When a security does not have an external rating, we assign the security an internal rating to determine the appropriate public bond spread that should be utilized in the valuation. To evaluate the reasonableness of the internal model, we review a sample of private fixed maturity securities each month. In that review we compare the modeled prices to the prices of similar public securities in conjunction with analysis on current market indicators. If a pricing variance greater than a pre-defined threshold is noted, additional review of the price is executed to ensure accuracy. At the end of each month, all internally modeled prices are compared to the prior month prices with an evaluation of all securities with a month-over-month change greater than a pre-defined threshold. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds, any price caps utilized, liquidity premiums applied, and whether external ratings are available for our private placements to determine whether the spreads utilized would be considered observable inputs. We classify private securities without an external rating and public bond spread as Level 3. In general, increases (decreases) in credit spreads will decrease (increase) the fair value for our fixed maturity securities.

   For broker quotes, we consider the valuation methodology utilized by the third party and analyze a sample each month to assess reasonableness given then-current market conditions. Additionally, for broker quotes on certain structured securities, we validate prices received against other publicly available pricing sources. Broker quotes are typically based on an income approach given the lack of available market data. As the valuation typically includes significant unobservable inputs, we classify the securities where fair value is based on our consideration of broker quotes as Level 3 measurements.

   For remaining securities priced using internal models, we determine fair value using an income approach. We analyze a sample each month to assess reasonableness given then-current market conditions. We maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   A summary of the inputs used for our fixed maturity, short-term investments, equity and trading securities based on the level in which instruments are classified is included below. We have combined certain classes of instruments together as the nature of the inputs is similar.

Level 1 measurements

   Equity securities. The primary inputs to the valuation of exchange-traded equity securities include quoted prices for the identical instrument.

   Separate account assets

   The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

Level 2 measurements

   Fixed maturity securities

  . Third-party pricing services: In estimating the fair value of fixed maturity securities, approximately 87.7% of our portfolio is priced using third-party pricing sources. These pricing services utilize industry-standard valuation techniques that include market-based approaches, income-based approaches, a combination of market-based and income-based approaches or other proprietary, internally generated models as part of the valuation processes. These third-party pricing vendors maximize the use of publicly available data inputs to generate valuations for each asset class. Priority and type of inputs used may change frequently as certain inputs may be more direct drivers of valuation at the time of pricing. Examples of significant inputs incorporated by third-party pricing services may include sector and issuer spreads, seasoning, capital structure, security optionality, collateral data, prepayment assumptions, default assumptions, delinquencies, debt covenants, benchmark yields, trade data, dealer quotes, credit ratings, maturity and weighted-average life. We conduct regular meetings with our third-party pricing services for the purpose of understanding the methodologies, techniques and inputs used by the third-party pricing providers.

   The following table presents a summary of the significant inputs used by our third-party pricing services for certain fair value measurements of fixed maturity securities that are classified as Level 2 as of December 31, 2017:

(Amounts in millions)                  Fair value          Primary methodologies                   Significant inputs
---------------------                  ----------  -------------------------------------  -------------------------------------
                                                                                          Bid side prices, trade prices, Option
                                                                                          Adjusted Spread ("OAS") to swap
                                                                                          curve, Bond Market Association OAS,
U.S. government, agencies and                      Price quotes from trading desk,        Treasury Curve, Agency Bullet Curve,
 government-sponsored enterprises.....  $880.1     broker feeds                           maturity to issuer spread
--------------------------------------------------------------------------------------------------------------------------------
                                                   Multi-dimensional attribute-based      Trade prices, material event notices,
                                                   modeling systems, third-party pricing  Municipal Market Data benchmark
State and political subdivisions......  $704.6     vendors                                yields, broker quotes
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Benchmark yields, trade prices,
                                                                                          broker quotes, comparative
                                                                                          transactions, issuer spreads,
                                                   Matrix pricing, spread priced to       bid-offer spread, market research
                                                   benchmark curves, price quotes from    publications, third-party pricing
Non-U.S. government...................  $167.2     market makers                          sources
--------------------------------------------------------------------------------------------------------------------------------

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

(Amounts in millions)                  Fair value          Primary methodologies                   Significant inputs
---------------------                  ----------  -------------------------------------  -------------------------------------
                                                                                          Bid side prices to Treasury Curve,
                                                                                          Issuer Curve, which includes sector,
                                                                                          quality, duration, OAS percentage and
                                                   Multi-dimensional attribute-based      change for spread matrix, trade
                                                   modeling systems, broker quotes,       prices, comparative transactions,
                                                   price quotes from market makers,       Trade Reporting and Compliance Engine
U.S. corporate........................ $5,275.3    internal models, OAS-based models      ("TRACE") reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Benchmark yields, trade prices,
                                                                                          broker quotes, comparative
                                                                                          transactions, issuer spreads,
                                                   Multi-dimensional attribute-based      bid-offer spread, market research
                                                   modeling systems, OAS-based models,    publications, third-party pricing
Non-U.S. corporate.................... $1,740.0    price quotes from market makers        sources
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Prepayment and default assumptions,
                                                                                          aggregation of bonds with similar
                                                                                          characteristics, including collateral
                                                                                          type, vintage, tranche type,
                                                                                          weighted-average life,
                                                   OAS-based models, To Be Announced      weighted-average loan age, issuer
                                                   pricing models, single factor          program and delinquency ratio, pay up
Residential mortgage-backed........... $1,178.3    binomial models, internally priced     and pay down factors, TRACE reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Credit risk, interest rate risk,
                                                                                          prepayment speeds, new issue data,
                                                                                          collateral performance, origination
                                                                                          year, tranche type, original credit
                                                   Multi-dimensional attribute-based      ratings, weighted-average life, cash
                                                   modeling systems, pricing matrix,      flows, spreads derived from broker
                                                   spread matrix priced to swap curves,   quotes, bid side prices, spreads to
                                                   Trepp commercial mortgage-backed       daily updated swaps curves, TRACE
Commercial mortgage-backed............   $951.2    securities analytics model             reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Spreads to daily updated swaps
                                                                                          curves, spreads derived from trade
                                                                                          prices and broker quotes, bid side
                                                                                          prices, new issue data, collateral
                                                                                          performance, analysis of prepayment
                                                   Multi-dimensional attribute-based      speeds, cash flows, collateral loss
                                                   modeling systems, spread matrix        analytics, historical issue analysis,
                                                   priced to swap curves, price quotes    trade data from market makers, TRACE
Other asset-backed....................   $537.1    from market makers, internal models    reports
--------------------------------------------------------------------------------------------------------------------------------

  . Internal models: A portion of our non-U.S. government, U.S. corporate and non-U.S. corporate securities are valued using internal models. The fair value of these fixed maturity securities were $10.7 million, $365.1 million and $156.6 million, respectively, as of December 31, 2017. Internally modeled securities are primarily private fixed maturity securities where we use market observable inputs such as an interest rate yield curve, published credit spreads for similar securities based on the external ratings of the instrument and related industry sector of the issuer. Additionally, we may apply certain price caps and liquidity premiums in the valuation of private fixed maturity securities. Price caps and liquidity premiums are established using inputs from market participants.

   Equity securities. The primary inputs to the valuation include quoted prices for identical assets, or similar assets in markets that are not active.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Securities lending collateral

   The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. We determine fair value after considering prices obtained by third-party pricing services.

   Short-term investments

   Short-term investments primarily include commercial paper and other highly liquid debt instruments and are classified as Level 2. We determine fair value after considering prices obtained by third-party pricing services.

Level 3 measurements

   Fixed maturity securities

  . Internal models: A portion of our U.S. corporate, non-U.S. corporate, residential mortgage-backed and other asset-backed securities are valued using internal models. The primary inputs to the valuation of the bond population include quoted prices for identical assets, or similar assets in markets that are not active, contractual cash flows, duration, call provisions, issuer rating, benchmark yields and credit spreads. Certain private fixed maturity securities are valued using an internal model using market observable inputs such as interest rate yield curve, as well as published credit spreads for similar securities where there are no external ratings of the instrument and include a significant unobservable input. Additionally, we may apply certain price caps and liquidity premiums in the valuation of private fixed maturity securities. Price caps are established using inputs from market participants. For structured securities, the primary inputs to the valuation include quoted prices for identical assets, or similar assets in markets that are not active, contractual cash flows, weighted-average coupon, weighted-average maturity, issuer rating, structure of the security, expected prepayment speeds and volumes, collateral type, current and forecasted loss severity, average delinquency rates, vintage of the loans, geographic region, debt service coverage ratios, payment priority with the tranche, benchmark yields and credit spreads. The fair value of our Level 3 fixed maturity securities priced using internal models was $910.3 million as of December 31, 2017.

  . Broker quotes: A portion of our U.S. corporate, non-U.S. corporate, residential mortgage-backed, commercial mortgage-backed and other asset-backed securities are valued using broker quotes. Broker quotes are obtained from third-party providers that have current market knowledge to provide a reasonable price for securities not routinely priced by third-party pricing services. Brokers utilized for valuation of assets are reviewed annually. The fair value of our Level 3 fixed maturity securities priced by broker quotes was $158.5 million as of December 31, 2017.

   Equity securities. The primary inputs to the valuation include broker quotes where the underlying inputs are unobservable and for internal models, structure of the security and issuer rating.

   GMWB embedded derivatives

   We are required to bifurcate an embedded derivative for certain features associated with annuity products and related reinsurance agreements where we provide a GMWB to the policyholder and are required to record the GMWB embedded derivative at fair value. The valuation of our GMWB embedded derivative is based on an income approach that incorporates inputs such as forward interest rates, equity index volatility, equity index and fund correlation, and policyholder assumptions such as utilization, lapse and mortality. In addition to these

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

inputs, we also consider risk and expense margins when determining the projected cash flows that would be determined by another market participant. While the risk and expense margins are considered in determining fair value, these inputs do not have a significant impact on the valuation. We determine fair value using an internal model based on the various inputs noted above. The resulting fair value measurement from the model is reviewed by the product actuarial, risk and finance professionals each reporting period with changes in fair value also being compared to changes in derivatives and other instruments used to mitigate changes in fair value from certain market risks, such as equity index volatility and interest rates.

   For GMWB liabilities, non-performance risk is integrated into the discount rate. Our discount rate used to determine fair value of our GMWB liabilities includes market credit spreads above U.S. Treasury rates to reflect an adjustment for the non-performance risk of the GMWB liabilities. As of December 31, 2017 and 2016, the impact of non-performance risk resulted in a lower fair value of our GMWB liabilities of $53.6 million and $62.1 million, respectively.

   To determine the appropriate discount rate to reflect the non-performance risk of the GMWB liabilities, we evaluate the non-performance risk in our liabilities based on a hypothetical exit market transaction as there is no exit market for these types of liabilities. A hypothetical exit market can be viewed as a hypothetical transfer of the liability to another similarly rated insurance company which would closely resemble a reinsurance transaction. Another hypothetical exit market transaction can be viewed as a hypothetical transaction from the perspective of the GMWB policyholder. In determining the appropriate discount rate to incorporate non-performance risk of the GMWB liabilities, we also considered the impacts of state guarantees embedded in the related insurance product as a form of inseparable third-party guarantee. We believe that a hypothetical exit market participant would use a similar discount rate as described above to value the liabilities.

   For equity index volatility, we determine the projected equity market volatility using both historical volatility and projected equity market volatility with more significance being placed on projected near-term volatility and recent historical data. Given the different attributes and market characteristics of GMWB liabilities compared to equity index options in the derivative market, the equity index volatility assumption for GMWB liabilities may be different from the volatility assumption for equity index options, especially for the longer dated points on the curve.

   Equity index and fund correlations are determined based on historical price observations for the fund and equity index.

   For policyholder assumptions, we use our expected lapse, mortality and utilization assumptions and update these assumptions for our actual experience, as necessary. For our lapse assumption, we adjust our base lapse assumption by policy based on a combination of the policyholder's current account value and GMWB benefit.

   We classify the GMWB valuation as Level 3 based on having significant unobservable inputs, with equity index volatility and non-performance risk being considered the more significant unobservable inputs. As equity index volatility increases, the fair value of the GMWB liabilities will increase. Any increase in non-performance risk would increase the discount rate and would decrease the fair value of the GMWB liability. Additionally, we consider lapse and utilization assumptions to be significant unobservable inputs. An increase in our lapse assumption would decrease the fair value of the GMWB liability, whereas an increase in our utilization rate would increase the fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Fixed index annuity embedded derivatives

   We have fixed indexed annuity products where interest is credited to the policyholder's account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

   Indexed universal life embedded derivatives

   We have indexed universal life products where interest is credited to the policyholder's account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

Derivatives

   We consider counterparty collateral arrangements and rights of set-off when evaluating our net credit risk exposure to our derivative counterparties. Accordingly, we are permitted to include consideration of these arrangements when determining whether any incremental adjustment should be made for both the counterparty's and our non-performance risk in measuring fair value for our derivative instruments. As a result of these counterparty arrangements, we determined that any adjustment for credit risk would not be material and we have not recorded any incremental adjustment for our non-performance risk or the non-performance risk of the derivative counterparty for our derivative assets or liabilities. We determine fair value for our derivatives using an income approach with internal models based on relevant market inputs for each derivative instrument. We also compare the fair value determined using our internal model to the valuations provided by our derivative counterparties with any significant differences or changes in valuation being evaluated further by our derivatives professionals that are familiar with the instrument and market inputs used in the valuation.

   Interest rate swaps. The valuation of interest rate swaps is determined using an income approach. The primary input into the valuation represents the forward interest rate swap curve, which is generally considered an observable input, and results in the derivative being classified as Level 2. For certain interest rate swaps, the inputs into the valuation also include the total returns of certain bonds that would primarily be considered an observable input and result in the derivative being classified as Level 2.

   Credit default swaps. We have single name credit default swaps. We utilize an income approach to determine fair value based on using current market information for the credit spreads of the reference entity,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

which is considered observable inputs based on the reference entities of our derivatives and results in these derivatives being classified as Level 2.

   Equity index options. We have equity index options associated with various equity indices. The valuation of equity index options is determined using an income approach. The primary inputs into the valuation represent forward interest rates, equity index volatility, equity index, and time value component associated with the optionality in the derivative, which are considered significant unobservable inputs in most instances. The equity index volatility surface is determined based on market information that is not readily observable and is developed based upon inputs received from several third-party sources. Accordingly, these options are classified as Level 3. As equity index volatility increases, our valuation of these options changes favorably.

   Financial futures. The fair value of financial futures is based on the closing exchange prices. Accordingly, these financial futures are classified as Level 1. The period end valuation is zero as a result of settling the margins on these contracts on a daily basis.

   Equity return swaps. The valuation of equity return swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and underlying equity index values, which are generally considered observable inputs, and results in the derivative being classified as Level 2.

   Limited guarantee. The valuation of the limited guarantee is determined using an income approach. The primary inputs into the valuation represent policyholder behavior, such as lapses and mortality, and future interest rates to project future results to determine the scenarios when the limited guarantee payments, if any, would be required using probability weighted scenarios. As a result of the significant unobservable inputs associated with the assumptions used to project future results, the limited guarantee is classified as Level 3. Genworth Holdings, Inc. provides a limited guarantee to Rivermont I, our wholly-owned subsidiary, whereby Rivermont I is guaranteed to receive a prescribed rate of return on its modified coinsurance agreement assets held by GLAIC. This limited guarantee is accounted for as a derivative that does not qualify for hedge accounting and is carried at fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following tables set forth our assets by class of instrument that are measured at fair value on a recurring basis as of December 31:

                                                                                         2017
                                                                       -----------------------------------------
(Amounts in millions)                                                    Total     Level 1   Level 2    Level 3
---------------------                                                  ---------- --------- ---------- ---------
Assets
    Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-sponsored
           enterprises................................................ $    880.1 $      -- $    880.1 $      --
          State and political subdivisions............................      704.6        --      704.6        --
          Non-U.S. government.........................................      177.9        --      177.9        --
          U.S. corporate:
             Utilities................................................    1,198.7        --      962.4     236.3
             Energy...................................................      630.4        --      599.1      31.3
             Finance and insurance....................................    1,259.8        --    1,066.2     193.6
             Consumer--non-cyclical...................................      906.6        --      892.9      13.7
             Technology and communications............................      583.5        --      583.5        --
             Industrial...............................................      305.3        --      305.3        --
             Capital goods............................................      566.1        --      538.4      27.7
             Consumer--cyclical.......................................      349.0        --      287.2      61.8
             Transportation...........................................      346.5        --      311.5      35.0
             Other....................................................      164.2        --       93.9      70.3
                                                                       ---------- --------- ---------- ---------
             Total U.S. corporate.....................................    6,310.1        --    5,640.4     669.7
                                                                       ---------- --------- ---------- ---------
          Non-U.S. corporate:
             Utilities................................................      149.9        --       66.6      83.3
             Energy...................................................      275.3        --      221.5      53.8
             Finance and insurance....................................      494.1        --      463.1      31.0
             Consumer--non-cyclical...................................      137.5        --       91.9      45.6
             Technology and communications............................      213.0        --      199.9      13.1
             Industrial...............................................      209.6        --      182.1      27.5
             Capital goods............................................      157.3        --      104.6      52.7
             Consumer--cyclical.......................................       56.3        --       52.4       3.9
             Transportation...........................................      154.3        --      125.7      28.6
             Other....................................................      389.7        --      388.8       0.9
                                                                       ---------- --------- ---------- ---------
             Total non-U.S. corporate.................................    2,237.0        --    1,896.6     340.4
                                                                       ---------- --------- ---------- ---------
          Residential mortgage-backed.................................    1,192.9        --    1,178.3      14.6
          Commercial mortgage-backed..................................      966.6        --      951.2      15.4
          Other asset-backed..........................................      565.8        --      537.1      28.7
                                                                       ---------- --------- ---------- ---------
          Total fixed maturity securities.............................   13,035.0        --   11,966.2   1,068.8
                                                                       ---------- --------- ---------- ---------
       Equity securities..............................................       64.2      32.0       16.3      15.9
                                                                       ---------- --------- ---------- ---------
       Other invested assets:
          Derivative assets:
             Equity index options.....................................       79.5        --         --      79.5
             Limited guarantee........................................        4.3        --         --       4.3
                                                                       ---------- --------- ---------- ---------
             Total derivative assets..................................       83.8        --         --      83.8
                                                                       ---------- --------- ---------- ---------
          Securities lending collateral...............................       43.5        --       43.5        --
          Short-term investments......................................       15.9        --       15.9        --
                                                                       ---------- --------- ---------- ---------
          Total other invested assets.................................      143.2        --       59.4      83.8
                                                                       ---------- --------- ---------- ---------
    Reinsurance recoverable/(1)/......................................       11.1        --         --      11.1
    Separate account assets...........................................    6,659.9   6,659.9         --        --
                                                                       ---------- --------- ---------- ---------
             Total assets............................................. $ 19,913.4 $ 6,691.9 $ 12,041.9 $ 1,179.6
                                                                       ========== ========= ========== =========

--------
/(1)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


                                                                                       2016
                                                                       -------------------------------------
(Amounts in millions)                                                    Total   Level 1   Level 2  Level 3
---------------------                                                  --------- -------- --------- --------
Assets
    Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-sponsored
           enterprises................................................ $   954.7 $     -- $   954.7 $     --
          State and political subdivisions............................     624.0       --     624.0       --
          Non-U.S.government..........................................     169.0       --     169.0       --
          U.S. corporate:
             Utilities................................................   1,067.6       --     822.4    245.2
             Energy...................................................     614.9       --     562.8     52.1
             Finance and insurance....................................   1,167.0       --     985.4    181.6
             Consumer--non-cyclical...................................     885.9       --     857.2     28.7
             Technology and communications............................     528.5       --     528.5       --
             Industrial...............................................     245.7       --     245.7       --
             Capital goods............................................     534.8       --     503.3     31.5
             Consumer--cyclical.......................................     339.3       --     270.2     69.1
             Transportation...........................................     321.6       --     263.3     58.3
             Other....................................................     163.1       --      90.3     72.8
                                                                       --------- -------- --------- --------
             Total U.S. corporate.....................................   5,868.4       --   5,129.1    739.3
                                                                       --------- -------- --------- --------
          Non-U.S. corporate:
             Utilities................................................     123.3       --      41.6     81.7
             Energy...................................................     246.7       --     193.8     52.9
             Finance and insurance....................................     399.5       --     354.6     44.9
             Consumer--non-cyclical...................................     133.6       --      88.3     45.3
             Technology and communications............................     188.9       --     176.4     12.5
             Industrial...............................................     189.8       --     173.5     16.3
             Capital goods............................................     118.3       --      69.3     49.0
             Consumer--cyclical.......................................      45.3       --      40.6      4.7
             Transportation...........................................     144.5       --     107.1     37.4
             Other....................................................     359.1       --     355.5      3.6
                                                                       --------- -------- --------- --------
             Total non-U.S. corporate.................................   1,949.0       --   1,600.7    348.3
                                                                       --------- -------- --------- --------
          Residential mortgage-backed.................................   1,267.3       --   1,263.2      4.1
          Commercial mortgage-backed..................................     825.2       --     815.6      9.6
          Other asset-backed..........................................     752.1       --     699.2     52.9
                                                                       --------- -------- --------- --------
          Total fixed maturity securities.............................  12,409.7       --  11,255.5  1,154.2
                                                                       --------- -------- --------- --------
       Equity securities..............................................      53.3     30.1       7.4     15.8
                                                                       --------- -------- --------- --------
       Other invested assets:
          Trading securities..........................................     259.1       --     259.1       --
          Derivative assets:
             Interest rate swaps......................................       0.2       --       0.2       --
             Equity index options.....................................      72.0       --        --     72.0
             Limited guarantee........................................       0.5       --        --      0.5
                                                                       --------- -------- --------- --------
             Total derivative assets..................................      72.7       --       0.2     72.5
                                                                       --------- -------- --------- --------
          Securities lending collateral...............................      89.0       --      89.0       --
                                                                       --------- -------- --------- --------
          Total other invested assets.................................     420.8       --     348.3     72.5
                                                                       --------- -------- --------- --------
    Reinsurance recoverable/(1)/......................................      13.3       --        --     13.3
    Separate account assets...........................................   6,704.4  6,704.4        --       --
                                                                       --------- -------- --------- --------
             Total assets............................................. $19,601.5 $6,734.5 $11,611.2 $1,255.8
                                                                       ========= ======== ========= ========

--------
/(1)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, which primarily represents mutual fund investments, we typically do not have any transfers between Level 1 and Level 2 measurement categories and did not have any such transfers during any period presented.

   Our assessment of whether or not there were significant unobservable inputs related to fixed maturity securities was based on our observations obtained through the course of managing our investment portfolio, including interaction with other market participants, observations related to the availability and consistency of pricing and/or rating, and understanding of general market activity such as new issuance and the level of secondary market trading for a class of securities. Additionally, we considered data obtained from third-party pricing sources to determine whether our estimated values incorporate significant unobservable inputs that would result in the valuation being classified as Level 3.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

                                                   Total realized and
                                                   unrealized gains
                                                       (losses)
                                        Beginning  ----------------
                                         balance   Included
                                          as of     in net                                                     Transfer
                                        January 1,  income   Included                                            into
(Amounts in millions)                      2017     (loss)    in OCI  Purchases  Sales  Issuances Settlements Level 3/(1)/
---------------------                   ---------- --------  -------- --------- ------  --------- ----------- -----------
Fixed maturity securities:
   U.S. corporate:
         Utilities.....................  $  245.2   $   --    $ 6.6    $  6.0   $   --    $ --      $  (3.6)     $10.8
         Energy........................      52.1     (1.1)     0.6        --       --      --        (10.7)        --
         Finance and insurance.........     181.6       --      3.8      31.0     (7.0)     --        (23.8)       8.0
         Consumer--non-cyclical........      28.7       --      0.9        --       --      --           --         --
         Industrial....................        --       --      0.8      10.0       --      --           --         --
         Capital goods.................      31.5      0.2      1.2       4.0       --      --         (5.1)        --
         Consumer--cyclical............      69.1      0.1      3.1        --       --      --        (10.5)        --
         Transportation................      58.3       --      0.2        --       --      --         (1.8)        --
         Other.........................      72.8       --      1.2        --     (3.9)     --         (3.9)       4.1
                                         --------   ------    -----    ------   ------    ----      -------      -----
         Total U.S. corporate..........     739.3     (0.8)    18.4      51.0    (10.9)     --        (59.4)      22.9
                                         --------   ------    -----    ------   ------    ----      -------      -----
   Non-U.S. corporate:
         Utilities.....................      81.7       --      1.5      10.0       --      --           --        0.8
         Energy........................      52.9       --      1.2        --       --      --         (0.3)        --
         Finance and insurance.........      44.9       --      0.4        --       --      --         (4.0)        --
         Consumer--non-cyclical........      45.3       --      1.1        --       --      --         (0.8)        --
         Technology and
          communications...............      12.5       --      0.6        --       --      --           --         --
         Industrial....................      16.3       --      0.7       4.0       --      --           --       10.7
         Capital goods.................      49.0       --      0.7       3.0       --      --           --         --
         Consumer--cyclical............       4.7       --     (0.1)       --       --      --         (0.7)        --
         Transportation................      37.4       --      0.5       6.0       --      --        (10.0)        --
         Other.........................       3.6     (1.5)     0.7        --     (1.9)     --           --         --
                                         --------   ------    -----    ------   ------    ----      -------      -----
         Total non-U.S.
          corporate....................     348.3     (1.5)     7.3      23.0     (1.9)     --        (15.8)      11.5
                                         --------   ------    -----    ------   ------    ----      -------      -----
   Residential mortgage-backed.........       4.1       --     (0.2)     15.1       --      --         (0.3)       4.9
   Commercial mortgage-backed..........       9.6     (0.9)     0.9      25.6       --      --           --         --
   Other asset-backed..................      52.9     (7.4)    10.1      27.8    (30.3)     --         (0.6)       4.0
                                         --------   ------    -----    ------   ------    ----      -------      -----
   Total fixed maturity securities.....   1,154.2    (10.6)    36.5     142.5    (43.1)     --        (76.1)      43.3
                                         --------   ------    -----    ------   ------    ----      -------      -----
Equity securities......................      15.8       --      0.1        --       --      --           --         --
                                         --------   ------    -----    ------   ------    ----      -------      -----
Other invested assets:
   Derivative assets:
      Equity index options.............      72.0     57.4       --      72.0       --      --       (121.9)        --
      Limited guarantee................       0.5      3.8       --        --       --      --           --         --
                                         --------   ------    -----    ------   ------    ----      -------      -----
      Total derivative assets..........      72.5     61.2       --      72.0       --      --       (121.9)        --
                                         --------   ------    -----    ------   ------    ----      -------      -----
   Total other invested assets.........      72.5     61.2       --      72.0       --      --       (121.9)        --
                                         --------   ------    -----    ------   ------    ----      -------      -----
Reinsurance recoverable/(2)/...........      13.3     (3.9)      --        --       --     1.7           --         --
                                         --------   ------    -----    ------   ------    ----      -------      -----
Total Level 3 assets...................  $1,255.8   $ 46.7    $36.6    $214.5   $(43.1)   $1.7      $(198.0)     $43.3
                                         ========   ======    =====    ======   ======    ====      =======      =====

                                                                  Total gains
                                                                    (losses)
                                                                  included in
                                                        Ending     net income
                                                       balance       (loss)
                                         Transfer       as of     attributable
                                          out of     December 31,  to assets
(Amounts in millions)                   Level 3/(1)/     2017      still held
---------------------                   -----------  ------------ ------------
Fixed maturity securities:
   U.S. corporate:
         Utilities.....................   $ (28.7)     $  236.3      $  --
         Energy........................      (9.6)         31.3         --
         Finance and insurance.........        --         193.6       (0.2)
         Consumer--non-cyclical........     (15.9)         13.7         --
         Industrial....................     (10.8)           --         --
         Capital goods.................      (4.1)         27.7        0.1
         Consumer--cyclical............        --          61.8         --
         Transportation................     (21.7)         35.0         --
         Other.........................        --          70.3         --
                                          -------      --------      -----
         Total U.S. corporate..........     (90.8)        669.7       (0.1)
                                          -------      --------      -----
   Non-U.S. corporate:
         Utilities.....................     (10.7)         83.3         --
         Energy........................        --          53.8         --
         Finance and insurance.........     (10.3)         31.0         --
         Consumer--non-cyclical........        --          45.6         --
         Technology and
          communications...............        --          13.1         --
         Industrial....................      (4.2)         27.5         --
         Capital goods.................        --          52.7         --
         Consumer--cyclical............        --           3.9         --
         Transportation................      (5.3)         28.6         --
         Other.........................        --           0.9         --
                                          -------      --------      -----
         Total non-U.S.
          corporate....................     (30.5)        340.4         --
                                          -------      --------      -----
   Residential mortgage-backed.........      (9.0)         14.6         --
   Commercial mortgage-backed..........     (19.8)         15.4         --
   Other asset-backed..................     (27.8)         28.7         --
                                          -------      --------      -----
   Total fixed maturity securities.....    (177.9)      1,068.8       (0.1)
                                          -------      --------      -----
Equity securities......................        --          15.9         --
                                          -------      --------      -----
Other invested assets:
   Derivative assets:
      Equity index options.............        --          79.5       36.3
      Limited guarantee................        --           4.3        3.8
                                          -------      --------      -----
      Total derivative assets..........        --          83.8       40.1
                                          -------      --------      -----
   Total other invested assets.........        --          83.8       40.1
                                          -------      --------      -----
Reinsurance recoverable/(2)/...........        --          11.1       (3.9)
                                          -------      --------      -----
Total Level 3 assets...................   $(177.9)     $1,179.6      $36.1
                                          =======      ========      =====

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads, as well as changes in the industry sectors assigned to specific securities.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


                                                      Total
                                                  realized and
                                                unrealized gains
                                                    (losses)
                                     Beginning  ----------------
                                      balance   Included
                                       as of     in net                                                     Transfer
                                     January 1,  income  Included                                             into
(Amounts in millions)                   2016     (loss)   in OCI  Purchases  Sales   Issuances Settlements Level 3/(1)/
---------------------                ---------- -------- -------- --------- -------  --------- ----------- -----------
Fixed maturity securities:
   U.S. corporate:
      Utilities.....................  $  203.3   $  --    $(1.7)   $ 57.5   $  (5.5)   $ --      $  (7.7)    $ 25.5
      Energy........................      72.2      --     (1.8)     10.0        --      --         (7.3)        --
      Finance and insurance.........     175.2     0.7     (2.1)     21.0      (5.0)     --         (8.1)      14.2
      Consumer--non-cyclical........      24.8      --      0.8       8.0      (4.9)     --           --         --
      Industrial....................       8.9     1.9      0.1        --        --      --        (10.9)        --
      Capital goods.................      35.8     0.4      0.7       8.7      (4.2)     --         (4.5)       0.7
      Consumer--cyclical............      86.5     1.8     (0.8)       --      (4.7)     --        (28.0)      14.3
      Transportation................      39.0      --     (2.4)     24.9        --      --         (3.2)        --
      Other.........................      68.8      --     (2.7)       --        --      --         (3.7)      14.0
                                      --------   -----    -----    ------   -------    ----      -------     ------
      Total U.S. corporate..........     714.5     4.8     (9.9)    130.1     (24.3)     --        (73.4)      68.7
                                      --------   -----    -----    ------   -------    ----      -------     ------
   Non-U.S. corporate:
      Utilities.....................      65.9      --     (0.6)     21.5      (5.1)     --           --         --
      Energy........................      70.1      --      9.6        --     (16.0)     --        (10.8)        --
      Finance and insurance.........      55.9      --       --      10.0      (1.0)     --        (20.0)        --
      Consumer--non-cyclical........      35.4      --      1.5        --      (3.0)     --         (0.7)      12.1
      Technology and
       communications...............       7.5      --       --       7.0      (2.0)     --           --         --
      Industrial....................      30.0      --      2.1        --     (20.9)     --           --        5.1
      Capital goods.................      65.4      --      1.1        --        --      --         (1.9)        --
      Consumer--cyclical............       5.2      --      0.1        --        --      --         (0.6)        --
      Transportation................      23.6      --     (1.7)      6.0        --      --           --        9.5
      Other.........................      27.6    (2.4)     1.5        --     (13.2)     --         (0.4)        --
                                      --------   -----    -----    ------   -------    ----      -------     ------
      Total non-U.S. corporate......     386.6    (2.4)    13.6      44.5     (61.2)     --        (34.4)      26.7
                                      --------   -----    -----    ------   -------    ----      -------     ------
   Residential mortgage-backed......      30.1    (0.1)     0.3        --      (9.1)     --         (3.7)        --
   Commercial mortgage-backed.......       5.6      --     (1.6)      0.1        --      --         (2.5)      11.1
   Other asset-backed...............     388.6    (1.3)    (0.4)       --      (1.3)     --         (3.1)      14.6
                                      --------   -----    -----    ------   -------    ----      -------     ------
   Total fixed maturity securities..   1,525.4     1.0      2.0     174.7     (95.9)     --       (117.1)     121.1
                                      --------   -----    -----    ------   -------    ----      -------     ------
Equity securities...................      15.8      --       --        --        --      --           --         --
                                      --------   -----    -----    ------   -------    ----      -------     ------
Other invested assets:
   Derivative assets:
    Equity index options............      28.3    11.5       --      64.5     (32.3)     --           --         --
    Limited guarantee...............       3.8    (3.3)      --        --        --      --           --         --
                                      --------   -----    -----    ------   -------    ----      -------     ------
    Total derivative assets.........      32.1     8.2       --      64.5     (32.3)     --           --         --
                                      --------   -----    -----    ------   -------    ----      -------     ------
   Total other invested assets......      32.1     8.2       --      64.5     (32.3)     --           --         --
                                      --------   -----    -----    ------   -------    ----      -------     ------
Reinsurance recoverable/(2)/........      14.1    (2.6)      --        --        --     1.8           --         --
                                      --------   -----    -----    ------   -------    ----      -------     ------
Total Level 3 assets................  $1,587.4   $ 6.6    $ 2.0    $239.2   $(128.2)   $1.8      $(117.1)    $121.1
                                      ========   =====    =====    ======   =======    ====      =======     ======

                                                               Total gains
                                                                 (losses)
                                                               included in
                                                     Ending     net income
                                                    balance       (loss)
                                      Transfer       as of     attributable
                                       out of     December 31,  to assets
(Amounts in millions)                Level 3/(1)/     2016      still held
---------------------                -----------  ------------ ------------
Fixed maturity securities:
   U.S. corporate:
      Utilities.....................   $ (26.2)     $  245.2      $  --
      Energy........................     (21.0)         52.1         --
      Finance and insurance.........     (14.3)        181.6        0.2
      Consumer--non-cyclical........        --          28.7         --
      Industrial....................        --            --         --
      Capital goods.................      (6.1)         31.5        0.1
      Consumer--cyclical............        --          69.1         --
      Transportation................        --          58.3         --
      Other.........................      (3.6)         72.8         --
                                       -------      --------      -----
      Total U.S. corporate..........     (71.2)        739.3        0.3
                                       -------      --------      -----
   Non-U.S. corporate:
      Utilities.....................        --          81.7         --
      Energy........................        --          52.9         --
      Finance and insurance.........        --          44.9         --
      Consumer--non-cyclical........        --          45.3         --
      Technology and
       communications...............        --          12.5         --
      Industrial....................        --          16.3         --
      Capital goods.................     (15.6)         49.0         --
      Consumer--cyclical............        --           4.7         --
      Transportation................        --          37.4         --
      Other.........................      (9.5)          3.6       (0.3)
                                       -------      --------      -----
      Total non-U.S. corporate......     (25.1)        348.3       (0.3)
                                       -------      --------      -----
   Residential mortgage-backed......     (13.4)          4.1         --
   Commercial mortgage-backed.......      (3.1)          9.6         --
   Other asset-backed...............    (344.2)         52.9         --
                                       -------      --------      -----
   Total fixed maturity securities..    (457.0)      1,154.2         --
                                       -------      --------      -----
Equity securities...................        --          15.8         --
                                       -------      --------      -----
Other invested assets:
   Derivative assets:
    Equity index options............        --          72.0       12.5
    Limited guarantee...............        --           0.5       (3.3)
                                       -------      --------      -----
    Total derivative assets.........        --          72.5        9.2
                                       -------      --------      -----
   Total other invested assets......        --          72.5        9.2
                                       -------      --------      -----
Reinsurance recoverable/(2)/........        --          13.3       (2.6)
                                       -------      --------      -----
Total Level 3 assets................   $(457.0)     $1,255.8      $ 6.6
                                       =======      ========      =====

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads, as well as changes in the industry sectors assigned to specific securities. Most significantly, the majority of the transfers out of Level 3 related to a reclassification of collateralized loan obligation securities previously valued using a broker priced source to now being valued using third-party pricing services.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


                                                      Total
                                                  realized and
                                                unrealized gains
                                                    (losses)
                                     Beginning  ----------------
                                      balance   Included
                                       as of     in net                                                     Transfer
                                     January 1,  income  Included                                             into
(Amounts in millions)                   2015     (loss)   in OCI  Purchases  Sales   Issuances Settlements Level 3/(1)/
---------------------                ---------- -------- -------- --------- -------  --------- ----------- -----------
Fixed maturity securities:
   State and politiical
    subdivisions....................  $    5.1   $   --   $   --   $   --   $    --    $ --      $    --     $   --
   U.S. corporate:
      Utilities.....................     199.3       --     (3.2)     9.0        --      --         (1.8)        --
      Energy........................      83.8       --     (3.4)      --      (4.1)     --         (4.1)        --
      Finance and insurance.........     117.5      0.5     (1.9)    35.0        --      --         (4.5)      36.6
      Consumer--non-cyclical........      46.8       --      0.1       --        --      --        (12.0)        --
      Industrial....................        --       --     (0.1)     9.0        --      --           --         --
      Capital goods.................      32.3      0.1     (1.6)     7.8      (2.8)     --           --         --
      Consumer--cyclical............     124.2       --     (4.8)    20.0        --      --         (4.9)       0.5
      Transportation................      68.4       --     (0.4)      --        --      --        (17.5)        --
      Other.........................      72.8       --     (0.7)      --        --      --         (3.3)        --
                                      --------   ------   ------   ------   -------    ----      -------     ------
      Total U.S. corporate..........     745.1      0.6    (16.0)    80.8      (6.9)     --        (48.1)      37.1
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Non-U.S. corporate:
      Utilities.....................      76.4       --     (0.5)    10.0        --      --        (20.0)        --
      Energy........................     101.6     (0.3)    (6.1)      --      (4.7)     --        (20.4)        --
      Finance and insurance.........      78.1      2.4     (1.7)      --        --      --        (21.4)        --
      Consumer--non-cyclical........      39.1       --     (2.0)     9.0        --      --        (10.7)        --
      Technology and
       communications...............        --       --     (0.5)     8.0        --      --           --         --
      Industrial....................      50.3       --     (1.0)     1.0        --      --         (4.0)        --
      Capital goods.................      72.6       --     (2.2)      --        --      --         (5.0)        --
      Consumer--cyclical............      15.8       --     (0.4)      --        --      --           --       15.0
      Transportation................      31.9       --     (0.3)      --        --      --         (8.0)        --
      Other.........................      27.6       --      0.7       --        --      --         (0.7)        --
                                      --------   ------   ------   ------   -------    ----      -------     ------
      Total non-U.S. corporate......     493.4      2.1    (14.0)    28.0      (4.7)     --        (90.2)      15.0
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Residential mortgage-backed......      12.9     (0.2)    (0.4)    13.8        --      --         (4.0)      18.0
   Commercial mortgage-backed.......       1.0       --     (0.4)     9.3        --      --         (0.8)      10.0
   Other asset-backed...............     553.4     (1.1)     1.8     54.0    (172.4)     --        (75.9)      74.9
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Total fixed maturity securities..   1,810.9      1.4    (29.0)   185.9    (184.0)     --       (219.0)     155.0
                                      --------   ------   ------   ------   -------    ----      -------     ------
Equity securities...................      15.9       --     (0.1)      --        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Other invested assets:
   Derivative assets:
    Equity index options............      14.3    (23.1)      --     37.1        --      --           --         --
    Limited guarantee...............       5.2     (1.4)      --       --        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
      Total derivative assets.......      19.5    (24.5)      --     37.1        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Total other invested assets......      19.5    (24.5)      --     37.1        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Reinsurance recoverable/(2)/........      10.9      1.2       --       --        --     2.0           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Total Level 3 assets................  $1,857.2   $(21.9)  $(29.1)  $223.0   $(184.0)   $2.0      $(219.0)    $155.0
                                      ========   ======   ======   ======   =======    ====      =======     ======

                                                               Total gains
                                                                 (losses)
                                                               included in
                                                     Ending     net income
                                                    balance       (loss)
                                      Transfer       as of     attributable
                                       out of     December 31,  to assets
(Amounts in millions)                Level 3/(1)/     2015      still held
---------------------                -----------  ------------ ------------
Fixed maturity securities:
   State and politiical
    subdivisions....................   $  (5.1)     $     --      $  --
   U.S. corporate:
      Utilities.....................        --         203.3         --
      Energy........................        --          72.2         --
      Finance and insurance.........      (8.0)        175.2        0.5
      Consumer--non-cyclical........     (10.1)         24.8         --
      Industrial....................        --           8.9         --
      Capital goods.................        --          35.8        0.1
      Consumer--cyclical............     (48.5)         86.5         --
      Transportation................     (11.5)         39.0         --
      Other.........................        --          68.8         --
                                       -------      --------      -----
      Total U.S. corporate..........     (78.1)        714.5        0.6
                                       -------      --------      -----
   Non-U.S. corporate:
      Utilities.....................        --          65.9         --
      Energy........................        --          70.1       (0.3)
      Finance and insurance.........      (1.5)         55.9         --
      Consumer--non-cyclical........        --          35.4         --
      Technology and
       communications...............        --           7.5         --
      Industrial....................     (16.3)         30.0         --
      Capital goods.................        --          65.4         --
      Consumer--cyclical............     (25.2)          5.2         --
      Transportation................        --          23.6         --
      Other.........................        --          27.6         --
                                       -------      --------      -----
      Total non-U.S. corporate......     (43.0)        386.6       (0.3)
                                       -------      --------      -----
   Residential mortgage-backed......     (10.0)         30.1       (0.2)
   Commercial mortgage-backed.......     (13.5)          5.6         --
   Other asset-backed...............     (46.1)        388.6       (1.6)
                                       -------      --------      -----
   Total fixed maturity securities..    (195.8)      1,525.4       (1.5)
                                       -------      --------      -----
Equity securities...................        --          15.8         --
                                       -------      --------      -----
Other invested assets:
   Derivative assets:
    Equity index options............        --          28.3       (2.6)
    Limited guarantee...............        --           3.8       (1.4)
                                       -------      --------      -----
      Total derivative assets.......        --          32.1       (4.0)
                                       -------      --------      -----
   Total other invested assets......        --          32.1       (4.0)
                                       -------      --------      -----
Reinsurance recoverable/(2)/........        --          14.1        1.2
                                       -------      --------      -----
Total Level 3 assets................   $(195.8)     $1,587.4      $(4.3)
                                       =======      ========      =====

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads, as well as changes in the industry sectors assigned to specific securities.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following table presents the gains and losses included in net income
(loss) from assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)                                                                   2017  2016  2015
---------------------                                                                  -----  ---- ------
Total realized and unrealized gains (losses) included in net income (loss):
   Net investment income.............................................................. $(0.5) $4.7 $  4.1
   Net investment gains (losses)......................................................  47.2   1.9  (26.0)
                                                                                       -----  ---- ------
       Total.......................................................................... $46.7  $6.6 $(21.9)
                                                                                       =====  ==== ======
Total gains (losses) included in net income (loss) attributable to assets still held:
   Net investment income.............................................................. $(0.1) $0.3 $  1.2
   Net investment gains (losses)......................................................  36.2   6.3   (5.5)
                                                                                       -----  ---- ------
       Total.......................................................................... $36.1  $6.6 $ (4.3)
                                                                                       =====  ==== ======

   The amount presented for unrealized gains (losses) included in net income
(loss) for available-for-sale securities represents impairments and accretion on certain fixed maturity securities.

   The following table presents a summary of the significant unobservable inputs used for certain asset fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2017:

                                         Valuation
(Amounts in millions)                    technique    Fair value Unobservable input      Range      Weighted-average
---------------------                 --------------- ---------- ------------------ --------------- ----------------
Assets
    Fixed maturity securities:
     U.S. corporate:
       Utilities..................... Internal models   $231.5     Credit spreads   63bps - 179bps       110bps
       Energy........................ Internal models      7.0     Credit spreads   75bps - 116bps       107bps
       Finance and insurance......... Internal models    177.0     Credit spreads   63bps - 196bps       135bps
       Consumer--non-cyclical........ Internal models     13.7     Credit spreads   97bps - 133bps       117bps
       Capital goods................. Internal models     27.7     Credit spreads   122bps - 183bps      146bps
       Consumer--cyclical............ Internal models     47.0     Credit spreads   75bps - 178bps       127bps
       Transportation................ Internal models     33.7     Credit spreads   57bps - 112bps        89bps
       Other......................... Internal models     61.7     Credit spreads    56bps - 89bps        64bps
                                                        ------
       Total U.S. corporate.......... Internal models   $599.3     Credit spreads   56bps - 196bps       114bps
--------------------------------------------------------------------------------------------------------------------
    Non-U.S. corporate:
       Utilities..................... Internal models   $ 83.3     Credit spreads    75bps - 138bps      104bps
       Energy........................ Internal models     44.3     Credit spreads    83bps - 130bps       95bps
       Finance and insurance......... Internal models     31.0     Credit spreads   91bps - 175bps       101bps
       Consumer--non-cyclical........ Internal models     34.1     Credit spreads   112bps - 135bps      128bps
       Technology and
        communications............... Internal models     13.1     Credit spreads   112bps - 213bps      157bps
       Industrial.................... Internal models     27.5     Credit spreads   94bps - 160bps       142bps
       Capital goods................. Internal models     38.2     Credit spreads   83bps - 172bps       110bps
       Consumer--cyclical............ Internal models      3.9     Credit spreads        83bps       Not applicable
       Transportation................ Internal models     18.8     Credit spreads   69bps - 178bps       103bps
       Other......................... Internal models      0.9     Credit spreads       217bps       Not applicable
                                                        ------
       Total non-U.S. corporate...... Internal models   $295.1     Credit spreads   69bps - 217bps       112bps
--------------------------------------------------------------------------------------------------------------------
    Derivative assets:
       Equity index options..........   Discounted                  Equity index
                                        cash flows      $ 79.5       volatility        6% - 30%            15%
--------------------------------------------------------------------------------------------------------------------

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   Certain classes of instruments classified as Level 3 are excluded above as a result of not being material or due to limitations in being able to obtain the underlying inputs used by certain third-party sources, such as broker quotes, used as an input in determining fair value.

   The following tables set forth our liabilities by class of instrument that are measured at fair value on a recurring basis as of December 31:

                                                                     2017
                                                        ------------------------------
(Amounts in millions)                                   Total  Level 1 Level 2 Level 3
---------------------                                   ------ ------- ------- -------
Liabilities
   Policyholder account balances:
       GMWB embedded derivatives/(1)/.................. $215.6   $--    $ --   $215.6
       Fixed index annuity embedded derivatives........  416.4    --      --    416.4
       Indexed universal life embedded derivatives.....   14.1    --      --     14.1
                                                        ------   ---    ----   ------
       Total policyholder account balances.............  646.1    --      --    646.1
                                                        ------   ---    ----   ------
   Derivative liabilities:
       Equity return swaps.............................    2.0    --     2.0       --
                                                        ------   ---    ----   ------
       Total derivative liabilities....................    2.0    --     2.0       --
                                                        ------   ---    ----   ------
          Total liabilities............................ $648.1   $--    $2.0   $646.1
                                                        ======   ===    ====   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

                                                                     2016
                                                        ------------------------------
(Amounts in millions)                                   Total  Level 1 Level 2 Level 3
---------------------                                   ------ ------- ------- -------
Liabilities
   Policyholder account balances:
       GMWB embedded derivatives/(1)/.................. $261.0   $--    $ --   $261.0
       Fixed index annuity embedded derivatives........  341.0    --      --    341.0
       Indexed universal life embedded derivatives.....   11.5    --      --     11.5
                                                        ------   ---    ----   ------
       Total policyholder account balances.............  613.5    --      --    613.5
                                                        ------   ---    ----   ------
   Derivative liabilities:
       Equity index options............................    1.1    --     1.1       --
                                                        ------   ---    ----   ------
       Total derivative liabilities....................    1.1    --     1.1       --
                                                        ------   ---    ----   ------
          Total liabilities............................ $614.6   $--    $1.1   $613.5
                                                        ======   ===    ====   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

                                           Total realized
                                           and unrealized
                                           (gains) losses
                               Beginning  -----------------                                                            Ending
                                balance   Included                                                                    balance
                                 as of     in net                                                 Transfer Transfer    as of
                               January 1, (income) Included                                         into    out of  December 31,
(Amounts in millions)             2017      loss    in OCI  Purchases Sales Issuances Settlements Level 3  Level 3      2017
---------------------          ---------- -------- -------- --------- ----- --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........   $261.0    $(71.5)   $--       $--     $--    $26.1      $  --      $--      $--       $215.6
    Fixed index annuity
     embedded
     derivatives..............    341.0      83.7     --        --      --       --       (8.3)      --       --        416.4
    Indexed universal life
     embedded
     derivatives..............     11.5      (7.5)    --        --      --     10.1         --       --       --         14.1
                                 ------    ------    ---       ---     ---    -----      -----      ---      ---       ------
    Total policyholder
     account balances.........    613.5       4.7     --        --      --     36.2       (8.3)      --       --        646.1
                                 ------    ------    ---       ---     ---    -----      -----      ---      ---       ------
Total Level 3 liabilities.....   $613.5    $  4.7    $--       $--     $--    $36.2      $(8.3)     $--      $--       $646.1
                                 ======    ======    ===       ===     ===    =====      =====      ===      ===       ======

                               Total (gains)
                                   losses
                                included in
                                net (income)
                                    loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          --------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........     $(69.3)
    Fixed index annuity
     embedded
     derivatives..............       83.7
    Indexed universal life
     embedded
     derivatives..............       (7.5)
                                   ------
    Total policyholder
     account balances.........        6.9
                                   ------
Total Level 3 liabilities.....     $  6.9
                                   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

                                           Total realized
                                           and unrealized
                                           (gains) losses
                               Beginning  -----------------                                                             Ending
                                balance   Included                                                                     balance
                                 as of     in net                                                  Transfer Transfer    as of
                               January 1, (income) Included                                          into    out of  December 31,
(Amounts in millions)             2016      loss    in OCI  Purchases Sales  Issuances Settlements Level 3  Level 3      2016
---------------------          ---------- -------- -------- --------- -----  --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........   $305.1    $(71.1)   $--      $ --    $  --    $27.0     $   --      $--      $--       $261.0
    Fixed index annuity
     embedded
     derivatives..............    338.6      22.0     --        --       --     10.3      (29.9)      --       --        341.0
    Indexed universal life
     embedded
     derivatives..............     10.0      (9.7)    --        --       --     11.2         --       --       --         11.5
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
    Total policyholder
     account balances.........    653.7     (58.8)    --        --       --     48.5      (29.9)      --       --        613.5
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
Derivative liabilities:
    Equity index options......      0.3      (0.3)    --       0.1     (0.1)      --         --       --       --           --
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
    Total derivative
     liabilities..............      0.3      (0.3)    --       0.1     (0.1)      --         --       --       --           --
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
Total Level 3 liabilities.....   $654.0    $(59.1)   $--      $0.1    $(0.1)   $48.5     $(29.9)     $--      $--       $613.5
                                 ======    ======    ===      ====    =====    =====     ======      ===      ===       ======

                               Total (gains)
                                   losses
                                included in
                                net (income)
                                    loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          --------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........     $(65.8)
    Fixed index annuity
     embedded
     derivatives..............       22.0
    Indexed universal life
     embedded
     derivatives..............       (9.7)
                                   ------
    Total policyholder
     account balances.........      (53.5)
                                   ------
Derivative liabilities:
    Equity index options......         --
                                   ------
    Total derivative
     liabilities..............         --
                                   ------
Total Level 3 liabilities.....     $(53.5)
                                   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


                                           Total realized
                                           and unrealized
                                           (gains) losses
                               Beginning  -----------------                                                            Ending
                               balance as Included                                                                    balance
                                   of      in net                                                 Transfer Transfer    as of
                               January 1, (income) Included                                         into    out of  December 31,
(Amounts in millions)             2015      loss    in OCI  Purchases Sales Issuances Settlements Level 3  Level 3      2015
---------------------          ---------- -------- -------- --------- ----- --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........   $251.7    $22.8     $--       $--     $--   $ 30.6      $  --      $--      $--       $305.1
    Fixed index annuity
     embedded
     derivatives..............    270.2      7.1      --        --      --     65.8       (4.5)      --       --        338.6
    Indexed universal life
     embedded
     derivatives..............      6.7     (6.5)     --        --      --      9.8         --       --       --         10.0
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
    Total policyholder
     account balances.........    528.6     23.4      --        --      --    106.2       (4.5)      --       --        653.7
Derivative liabilities:
    Equity index options......       --      0.5      --        --      --       --       (0.2)      --       --          0.3
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
    Total derivative
     liabilities..............       --      0.5      --        --      --       --       (0.2)      --       --          0.3
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
Total Level 3 liabilities.....   $528.6    $23.9     $--       $--     $--   $106.2      $(4.7)     $--      $--       $654.0
                                 ======    =====     ===       ===     ===   ======      =====      ===      ===       ======

                               Total (gains)
                                   losses
                                included in
                                net (income)
                                    loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          --------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........     $26.3
    Fixed index annuity
     embedded
     derivatives..............       7.1
    Indexed universal life
     embedded
     derivatives..............      (6.5)
                                   -----
    Total policyholder
     account balances.........      26.9
Derivative liabilities:
    Equity index options......       0.5
                                   -----
    Total derivative
     liabilities..............       0.5
                                   -----
Total Level 3 liabilities.....     $27.4
                                   =====

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

   The following table presents the gains and losses included in net (income) loss from liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)                                                                       2017  2016   2015
---------------------                                                                       ---- ------  -----
Total realized and unrealized (gains) losses included in net (income) loss:
   Net investment income................................................................... $ -- $   --  $  --
   Net investment (gains) losses...........................................................  4.7  (59.1)  23.9
                                                                                            ---- ------  -----
       Total............................................................................... $4.7 $(59.1) $23.9
                                                                                            ==== ======  =====
Total (gains) losses included in net (income) loss attributable to liabilities still held:
   Net investment income................................................................... $ -- $   --  $  --
   Net investment (gains) losses...........................................................  6.9  (53.5)  27.4
                                                                                            ---- ------  -----
       Total............................................................................... $6.9 $(53.5) $27.4
                                                                                            ==== ======  =====

   Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases, sales and settlements of fixed maturity, equity and trading securities and purchases, issuances and settlements of derivative instruments.

   Issuances presented for GMWB embedded derivative liabilities are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance. Issuances for fixed index annuity and indexed universal life embedded

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

derivative liabilities represent the amount of the premium received that is attributed to the value of the embedded derivative. Settlements of embedded derivatives are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled "included in net (income) loss" in the tables presented above.

   The following table presents a summary of the significant unobservable inputs used for certain liability fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2017:

                                                 Valuation
(Amounts in millions)                            technique    Fair value  Unobservable input       Range     Weighted-average
---------------------                         --------------- ---------- --------------------- ------------- ----------------
Liabilities
    Policyholder account balances:
                                                                              Withdrawal
                                                                              utilization
                                                                                 rate            40% - 84%          65%
                                                                              Lapse rate         --% - 8%           4%
                                                                            Non-performance
                                                                         risk (credit spreads) 19bps - 83bps       65bps
       GMWB embedded                          Stochastic cash                Equity index
        derivatives/(1)/.....................   flow model      $215.6        volatility         13% - 24%          20%
-----------------------------------------------------------------------------------------------------------------------------
       Fixed index annuity embedded            Option budget                Expected future
        derivatives..........................     method        $416.4     interest credited     --% - 2%           1%
-----------------------------------------------------------------------------------------------------------------------------
       Indexed universal life embedded         Option budget                Expected future
        derivatives..........................     method        $ 14.1     interest credited      3% - 8%           5%
-----------------------------------------------------------------------------------------------------------------------------

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

(15) Variable Interest and Securitization Entities

   VIEs are generally entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the characteristics of a controlling financial interest. We evaluate VIEs to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and who directs the activities of the entity that most significantly impact the economic results of the VIE.

   We have used former affiliates and third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with term securitization entities, as well as transactions with conduits that are sponsored by third parties.

   As a result of a clean-up call exercised on the securitization entities during 2016, we no longer have any exposure or guarantees associated with securitization entities as of December 31, 2017 and 2016.

   There has been no new asset securitization activity in 2017 or 2016.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


(16) Dividends and Capital Contributions

   Insurance companies are restricted by state regulations as to the aggregate amount of dividends they may pay to their parent in any consecutive 12-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with 30 days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia. Any dividends in excess of limits are deemed "extraordinary" and require approval. Based on statutory results as of December 31, 2017, we are not able to distribute dividends in 2018 without obtaining regulatory approval. Based on statutory results as of December 31, 2017, we estimate our insurance subsidiaries could pay dividends of $6.0 million to us in 2018 without obtaining regulatory approval. However, our insurance subsidiaries may not pay dividends to us in 2018 at this level as they expect to retain capital for growth and to meet capital requirements.

   Our life insurance subsidiaries paid dividends of $36.2 million (none of which were deemed "extraordinary") and $80.4 million (none of which were deemed "extraordinary") during 2017 and 2016, respectively. Our life insurance subsidiaries did not pay any dividends during 2015.

   In 2015, we declared and paid cash dividends of $40.5 million to GLIC.

   In 2015, we made cash capital contributions of $34.5 million to GLICNY.

(17) Supplemental Statutory Financial Data

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis either prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income (loss) and stockholder's equity.

   Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by individual state insurance authorities. Our U.S. domiciled insurance subsidiaries have no material permitted accounting practices, except for River Lake VI, River Lake VII, River Lake VIII, River Lake IX and River Lake X (the "SPFCs"). The permitted practices of the SPFCs were an essential element of their design and were expressly included in their plans of operation and in the licensing orders issued by their domiciliary state regulators. Accordingly, we believe that the permitted practices will remain in effect for so long as we maintain the SPFCs. The permitted practices were as follows:

  . River Lake IX and River Lake X were granted a permitted accounting practice from the State of Vermont to carry their excess of loss reinsurance agreements with The Canada Life Assurance Company and Hannover Life Reassurance Company Of America, respectively, as an admitted asset.

  . River Lake VII and River Lake VIII were granted a permitted accounting practice from the State of Vermont to carry their reserves on a basis similar to U.S. GAAP.

  . River Lake VI was granted a permitted accounting practice from the State of Delaware to carry its excess of loss reinsurance agreement with The Canada Life Assurance Company as an admitted asset.

   There was no impact from these permitted practices on our combined U.S. domiciled life insurance subsidiaries' statutory capital and surplus as of December 31, 2017 and 2016. If permitted practices had not been used, no regulatory event would have been triggered.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   On March 23, 2018, River Lake IX and River Lake X were granted a new permitted accounting practice from the State of Vermont to carry their reserves on a basis similar to U.S. GAAP effective January 1, 2018.

   The tables below include the combined statutory net income (loss) and statutory capital and surplus for GLAIC and our U.S. domiciled insurance subsidiaries for the periods indicated:

                                                                   Years ended December 31,
                                                                   ------------------------
(Amounts in millions)                                               2017     2016     2015
---------------------                                              ------  -------  -------
GLAIC and our life insurance subsidiaries, excluding captive life reinsurance subsidiaries........................................ $(32.7) $(276.2) $(284.5)
Captive life insurance subsidiaries...............................  (35.9)  (403.2)  (276.2)
                                                                   ------  -------  -------
   Combined statutory net loss.................................... $(68.6) $(679.4) $(560.7)
                                                                   ======  =======  =======

                                                                          As of December 31,
                                                                          -----------------
(Amounts in millions)                                                       2017      2016
---------------------                                                     --------  --------
Combined statutory capital and surplus, excluding captive life insurance subsidiaries........................................................... $1,348.6  $1,547.9

   The statutory net loss from our captive life reinsurance subsidiaries relates to the reinsurance of term and universal life insurance statutory reserves assumed by us. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties or secured by a third-party letter of credit. Accordingly, the combined statutory net loss and distributable income (loss) of GLAIC and our life insurance subsidiaries are not affected by the statutory net loss of the captives, except to the extent dividends are received from the captives. The combined statutory capital and surplus of GLAIC and our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $244.7 million and $274.1 million as of December 31, 2017 and 2016, respectively. Capital and surplus of our captive life reinsurance subsidiaries included surplus notes (non-recourse funding obligations) of Rivermont I as of December 31, 2017 and 2016, as further described in note 10.

   The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk;
(ii) insurance risk; (iii) interest rate and equity market risk; and
(iv) business risk. The RBC formula is designated as an early warning tool for the states to identify possible undercapitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor the RBC level of GLAIC and our subsidiaries. As of December 31, 2017 and 2016, GLAIC and each of our life insurance subsidiaries exceeded the minimum required RBC levels. The consolidated RBC ratio of our U.S. domiciled life insurance subsidiaries was approximately 427% and 564% of the company action level as of December 31, 2017 and 2016, respectively.

   As of December 31, 2017 and 2016, we established $294.8 million and $65.2 million, respectively, of additional statutory reserves resulting from updates to our universal and term universal life insurance products with secondary guarantees. In addition, we currently expect to record approximately $94.8 million of additional statutory reserves in 2018.

   As a result of its year end 2017 assets adequacy analysis, GLICNY, our New York insurance affiliate for which we have an investment in accounted for under the equity method of accounting, recorded an additional $188.0 million of statutory reserves in 2017. While current actuarial assumptions may change in response to future experience, GLICNY currently expects to record approximately $302.0 million of additional statutory

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015

reserves over the next two years. Among the current actuarial assumptions that may change is the amount of additional cash flow that may be recognized for asset adequacy analysis purposes attributable to certain pending rate increase requests filed with the New York State Department of Financial Services for its long-term care insurance business. Any future increases to reserves would impact our investment in GLICNY.

   Prior to its dissolution in 2016, River Lake IV also prepared financial statements in accordance with local regulatory requirements in Bermuda. Local statutory net income (loss) was $55.4 million and $(0.8) million for the years ended December 31, 2016 and 2015, respectively.

(18) Segment Information

   We operate through two business segments: U.S. Life Insurance and Runoff. Our U.S. Life Insurance segment includes our life insurance and fixed deferred and immediate annuities. Our Runoff segment primarily includes variable annuities, variable life insurance, group variable annuities and institutional products. Corporate and Other activities include other corporate income and expenses not allocated to the segments.

   We use the same accounting policies and procedures to measure segment income
(loss) and assets as we use to measure our consolidated net income (loss) and assets. Segment income (loss) represents the basis on which the performance of our business is assessed by management.

   See note 1 for further discussion of our principal product lines within the aforementioned segments.

   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2017:

                                                               U.S. Life           Corporate
(Amounts in millions)                                          Insurance   Runoff  and Other Consolidated
---------------------                                          ---------  -------- --------- ------------
Premiums...................................................... $   309.9  $    0.1  $    --   $   310.0
Net investment income.........................................     647.0      26.2      6.9       680.1
Net investment gains (losses).................................      10.1       8.1    (25.9)       (7.7)
Policy fees and other income..................................     583.3     125.2      4.5       713.0
                                                               ---------  --------  -------   ---------
   Total revenues.............................................   1,550.3     159.6    (14.5)    1,695.4
                                                               ---------  --------  -------   ---------
Benefits and other changes in policy reserves.................   1,087.7      20.1       --     1,107.8
Interest credited.............................................     275.1       5.2       --       280.3
Acquisition and operating expenses, net of deferrals..........     118.4      40.2      4.7       163.3
Amortization of deferred acquisition costs and intangibles....     195.9      26.7       --       222.6
Interest expense..............................................      12.8        --       --        12.8
                                                               ---------  --------  -------   ---------
   Total benefits and expenses................................   1,689.9      92.2      4.7     1,786.8
                                                               ---------  --------  -------   ---------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................    (139.6)     67.4    (19.2)      (91.4)
Provision (benefit) for income taxes..........................     (66.4)     18.9   (334.8)     (382.3)
                                                               ---------  --------  -------   ---------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................     (73.2)     48.5    315.6       290.9
Equity in net income of unconsolidated subsidiary.............        --        --     70.3        70.3
                                                               ---------  --------  -------   ---------
Net income (loss)............................................. $   (73.2) $   48.5  $ 385.9   $   361.2
                                                               =========  ========  =======   =========
Total assets.................................................. $23,990.8  $8,280.1  $ 871.7   $33,142.6
                                                               =========  ========  =======   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2016:

                                                               U.S. Life            Corporate
(Amounts in millions)                                          Insurance   Runoff   and Other Consolidated
---------------------                                          ---------  --------  --------- ------------
Premiums...................................................... $    13.2  $    0.4  $     --   $    13.6
Net investment income.........................................     655.8      21.7       9.0       686.5
Net investment gains (losses).................................      52.0     (10.6)    (14.5)       26.9
Policy fees and other income..................................   1,310.2     129.4       4.6     1,444.2
                                                               ---------  --------  --------   ---------
   Total revenues.............................................   2,031.2     140.9      (0.9)    2,171.2
                                                               ---------  --------  --------   ---------
Benefits and other changes in policy reserves.................   1,062.4      36.0        --     1,098.4
Interest credited.............................................     299.9       5.5        --       305.4
Acquisition and operating expenses, net of deferrals..........     493.9      43.6       5.1       542.6
Amortization of deferred acquisition costs and intangibles....     264.9      33.9        --       298.8
Interest expense..............................................      39.4        --      (0.2)       39.2
                                                               ---------  --------  --------   ---------
   Total benefits and expenses................................   2,160.5     119.0       4.9     2,284.4
                                                               ---------  --------  --------   ---------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................    (129.3)     21.9      (5.8)     (113.2)
Provision (benefit) for income taxes..........................     (41.2)      2.8       3.8       (34.6)
                                                               ---------  --------  --------   ---------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................     (88.1)     19.1      (9.6)      (78.6)
Equity in net income of unconsolidated subsidiary.............        --        --      37.5        37.5
                                                               ---------  --------  --------   ---------
Net income (loss)............................................. $   (88.1) $   19.1  $   27.9   $   (41.1)
                                                               =========  ========  ========   =========
Total assets.................................................. $23,549.9  $8,459.5  $1,229.2   $33,238.6
                                                               =========  ========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following is a summary of our segments and Corporate and Other activities for the year ended December 31, 2015:

                                                               U.S. Life         Corporate
(Amounts in millions)                                          Insurance Runoff  and Other Consolidated
---------------------                                          --------- ------  --------- ------------
Premiums...................................................... $  539.4  $  1.5    $  --     $  540.9
Net investment income.........................................    685.8    18.7      1.9        706.4
Net investment gains (losses).................................     (7.5)  (69.8)     2.5        (74.8)
Policy fess and other income..................................    653.4   146.3      4.4        804.1
                                                               --------  ------    -----     --------
   Total revenues.............................................  1,871.1    96.7      8.8      1,976.6
                                                               --------  ------    -----     --------
Benefits and other changes in policy reserves.................  1,159.8    36.0       --      1,195.8
Interest credited.............................................    313.3     5.6       --        318.9
Acquisition and operating expenses, net of deferrals..........    219.4    49.3      6.1        274.8
Amortization of deferred acquisition costs and intangibles....    633.5    36.6       --        670.1
Interest expense..............................................     94.4      --       --         94.4
                                                               --------  ------    -----     --------
   Total benefits and expenses................................  2,420.4   127.5      6.1      2,554.0
                                                               --------  ------    -----     --------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................   (549.3)  (30.8)     2.7       (577.4)
Benefit for income taxes......................................   (193.9)  (15.8)    (1.5)      (211.2)
                                                               --------  ------    -----     --------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................   (355.4)  (15.0)     4.2       (366.2)
Equity in net income of unconsolidated subsidiary.............       --      --     18.4         18.4
                                                               --------  ------    -----     --------
Net income (loss)............................................. $ (355.4) $(15.0)   $22.6     $ (347.8)
                                                               ========  ======    =====     ========

(19) Commitments and Contingencies

   (a) Litigation and Regulatory Matters

   We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships and securities lawsuits. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et al, in U.S. Bankruptcy Court, Southern District of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from GLAIC, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that GLAIC and other unrelated noteholders (the "Defendant Group") were not entitled to the amounts received. On June 28, 2016, the court granted GLAIC's motion to dismiss. The court's order became final and appealable on January 24, 2017. LBSF filed a notice of appeal on February 6, 2017. We intend to vigorously defend the dismissal of the action.

   The West Virginia treasurer's office sued GLIC, GLAIC as well as other life insurers licensed in West Virginia regarding alleged violations of unclaimed property requirements for West Virginia policies. GLIC and GLAIC elected to participate in the early alternative dispute resolution procedure outlined in the trial court's post remand case management order and a first meeting to mediate the matter was held on February 1, 2017. Additionally, other state regulators have made inquiries on this topic. In particular, GLIC, GLAIC and GLICNY are currently being examined by Delaware's Department of Finance, which has retained a third-party firm, Kelmar, to examine GLAIC, GLIC and GLICNY and Genworth. There have been other inquiries on this topic from state regulators. We continue to cooperate with respect to these reviews, exams and investigations as appropriate.

   In April 2017, GLAIC was named as a defendant in a putative class action lawsuit captioned Avazian, et al v. Genworth Life and Annuity Insurance Company, et al, in the United States District Court for the Central District of California. Plaintiff alleges breach of contract and breach of the covenant of good faith and fair dealing based upon GLAIC's termination of plaintiff's life insurance policy for nonpayment of premium. Plaintiff alleges that the termination for nonpayment of premium failed to comply with certain notice requirements of the California Insurance Code and seeks certification as a California class action on behalf of all insureds and beneficiaries of life insurance policies issued or delivered by GLAIC in California before January 1, 2013 who lost either their coverage or their ability to make a claim because of the termination of their policies by GLAIC for nonpayment of premium, and further seeks unspecified damages, pre-judgment and post-judgment interest, punitive damages, fees, costs and such other relief as the court deems just and proper. On June 23, 2017, we filed a motion to dismiss the complaint. On
July 10, 2017, the plaintiff filed a notice of voluntary dismissal without prejudice. On July 12, 2017, the court ordered that this action and all claims therein, are dismissed in their entirety without prejudice. In August 2017, plaintiff re-filed a similar putative class action lawsuit, along with another plaintiff, Michael Torres, captioned Avazian, et al v. Genworth Life and Annuity Insurance Company, et al, in the Superior Court for the State of California, County of Los Angeles, naming GLAIC as a defendant. Plaintiffs allege similar causes of action as the previously dismissed lawsuit, and have added a claim for alleged violation of California Business and Professions Code. On August 31, 2017, we filed notice of the removal of this matter to the United States District Court for the Central District of California and on October 6, 2017, filed a motion to dismiss the complaint. On December 4, 2017, the court granted our motion to dismiss the complaint. In January 2018, the parties agreed in principle to resolve the case for a de minimis amount.

   At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   (b) Commitments

   As of December 31, 2017, we were committed to fund $6.0 million in limited partnership investments and $29.5 million in private placement investments.

   (c) Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which was funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $244.8 million as of December 31, 2017.

(20) Investment in Unconsolidated Subsidiary

   Our investment in GLICNY is recorded under the equity method of accounting. As of December 31, 2017 and 2016, the carrying value of our investment in GLICNY was $722.0 million and $672.4 million, respectively, and was included in other invested assets.

   The tables below provide summarized financial information for GLICNY:

                                            As of December 31,
                                            -------------------
                (Amounts in millions)         2017      2016
                ---------------------       --------- ---------
                Total assets............... $11,133.3 $11,762.3
                Total liabilities.......... $ 9,040.7 $ 9,813.3
                Total stockholders' equity. $ 2,092.6 $ 1,949.0

                                         Years ended December 31,
                                         ------------------------
                  (Amounts in millions)   2017     2016    2015
                  ---------------------   ------  ------  ------
                  Net investment income. $325.8   $326.8  $321.1
                  Total revenues........ $629.8   $635.2  $564.0
                  Net income............ $203.8   $108.7  $ 53.3

(21) Changes in Accumulated Other Comprehensive Income (Loss)

   The following tables show the changes in accumulated other comprehensive income (loss), net of taxes, by component as of and for the periods indicated:

                                              Net
                                           unrealized
                                           investment    Derivatives
                                             gains      qualifying as
   (Amounts in millions)                  (losses)/(1)/  hedges/(2)/   Total
   ---------------------                  ------------  ------------- ------
   Balances as of January 1, 2017........    $242.1         $72.5     $314.6
      OCI before reclassifications.......      32.2           6.8       39.0
      Amounts reclassified from (to) OCI.      (4.2)         (1.4)      (5.6)
                                             ------         -----     ------
      Current period OCI.................      28.0           5.4       33.4
                                             ------         -----     ------
   Balances as of December 31, 2017......    $270.1         $77.9     $348.0
                                             ======         =====     ======

--------
/(1)/Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2)/See note 4 for additional information.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


                                              Net
                                           unrealized
                                           investment    Derivatives
                                             gains      qualifying as
   (Amounts in millions)                  (losses)/(1)/  hedges/(2)/   Total
   ---------------------                  ------------  ------------- ------
   Balances as of January 1, 2016........    $177.7         $68.3     $246.0
      OCI before reclassifications.......      64.2           6.0       70.2
      Amounts reclassified from (to) OCI.       0.2          (1.8)      (1.6)
                                             ------         -----     ------
      Current period OCI.................      64.4           4.2       68.6
                                             ------         -----     ------
   Balances as of December 31, 2016......    $242.1         $72.5     $314.6
                                             ======         =====     ======

--------
/(1)/Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2)/See note 4 for additional information.

                                             Net
                                          unrealized
                                          investment    Derivatives
                                            gains      qualifying as
  (Amounts in millions)                  (losses)/(1)/  hedges/(2)/   Total
  ---------------------                  ------------  ------------- -------
  Balances as of January 1, 2015........   $ 400.6         $63.6     $ 464.2
     OCI before reclassifications.......    (216.2)          5.3      (210.9)
     Amounts reclassified from (to) OCI.      (6.7)         (0.6)       (7.3)
                                           -------         -----     -------
     Current period OCI.................    (222.9)          4.7      (218.2)
                                           -------         -----     -------
  Balances as of December 31, 2015......   $ 177.7         $68.3     $ 246.0
                                           =======         =====     =======

--------
/(1)/Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2)/See note 4 for additional information.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2017, 2016 and 2015


   The following table shows reclassifications out of accumulated other comprehensive income (loss), net of taxes, for the periods presented:

                                           Amount reclassified from accumulated
                                           other comprehensive income (loss)
                                           ------------------------------------
                                           Years ended December 31,                  Affected line item in the
                                           ------------------------------------       consolidated statements
(Amounts in millions)                       2017        2016        2015                   of operations
---------------------                        -----       -----       ------     -------------------------------------
Net unrealized investment (gains) losses:
   Unrealized (gains) losses on
     investments/(1)/..................... $(6.5)      $ 0.3       $(10.3)         Net investment (gains) losses
   (Provision) benefit for income taxes...   2.3        (0.1)         3.6       (Provision) benefit for income taxes
                                             -----       -----       ------
   Total.................................. $(4.2)      $ 0.2       $ (6.7)
                                             =====       =====       ======
Derivatives qualifying as hedges:
   Investment in unconsolidated                                                       Equity in net income of
     subsidiary........................... $(2.3)      $(2.7)      $ (0.9)           unconsolidated subsidiary
   (Provision) benefit for income taxes...   0.9         0.9          0.3       (Provision) benefit for income taxes
                                             -----       -----       ------
   Total.................................. $(1.4)      $(1.8)      $ (0.6)
                                             =====       =====       ======

--------
/(1)/Amounts exclude adjustments to DAC, PVFP, sales inducements and benefit reserves.

(22) Sale of Business

   In 2016, Genworth completed the sale of its term life insurance new business platform to Pacific Life Insurance Company. The sale primarily included a building we owned in Lynchburg, Virginia and software. We received cash proceeds of $18.0 million and recorded a pre-tax gain of approximately
$1.0 million related to this sale.

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a) Financial Statements

   All required financial statements are included in Part B of this Registration Statement.

   (b) Exhibits

(1)(a)     Resolution of Board of Directors of The Life Insurance Company of
           Virginia authorizing the establishment of the Variable Account.
           Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration
           No. 033-76334.

(1)(a)(i)  Resolution of Board of Directors of GE Life and Annuity Assurance
           Company authorizing the change in name of Life of Virginia Separate
           Account 4 to GE Life and Annuity Separate Account 4. Previously filed on July 17, 1998 with Post-Effective Amendment No. 11 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(1)(a)(ii) Resolution of the Board of Directors of Genworth Life and Annuity
           Insurance Company authorizing the change in name GE Life & Annuity
           Separate Account 4 to Genworth Life & Annuity VA Separate Account 1.
           Previously filed on January 3, 2006 with Post-Effective Amendment
           No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
           Registration No. 333-67904.

(1)(b)     Resolution of Board of Directors of GE Life and Annuity Assurance
           Company authorizing the establishment of an additional investment subaccount of the Variable Account, investing in shares of GE Total
           Return Fund of GE Investments Funds, Inc. Previously filed on October
           31, 2001 with initial filing to Form S-6 for GE Life & Annuity
           Separate Account II, Registration No. 333-72572.

(1)(b)(i)  Resolution of the Board of Directors of GE Life and Annuity Assurance
           Company authorizing the change in name of GE Life and Annuity
           Assurance Company to Genworth Life and Annuity Insurance Company.
           Previously filed on January 3, 2006 with Post-Effective Amendment
           No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
           Registration No. 333-67904.

(2)        Not applicable.

(3)(a)     Underwriting Agreement dated December 1, 2001 between GE Life and
           Annuity Assurance Company and Capital Brokerage Corporation.
           Previously filed on December 13, 2001 with Pre-Effective No. 1 to
           Form S-1 for GE Life and Annuity Assurance Company, Registration
           No. 333-69620.

(3)(b)     Dealer Sales Agreement. Previously filed on December 13, 2001 with
           Pre-Effective No. 1 to Form S-1 for GE Life and Annuity Assurance
           Company, Registration No. 333-69620.

(4)(a)(i)  Contract Form P1161 3/01. Previously filed on January 15, 2002 with
           Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity
           Separate Account 4, Registration No. 333-67904.

(4)(b)(i)  Waiver of Scheduled Purchase Payments Upon Disability Rider P5163
           3/01. Previously filed on January 15, 2002 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
           Registration No. 333-67904.

(4)(a)(ii) Waiver of Scheduled Purchase Payments Upon Unemployment Rider P5164
           3/01. Previously filed on January 15, 2002 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
           Registration No. 333-67904.

(4)(b)(iii) Waiver of Scheduled Purchase Payments Joint Annuity Life Rider P5165
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(4)(b)(iv) Guaranteed Minimum Income Payment Endorsement P5168 3/01. Previously filed on January 15, 2002 with Pre-Effective Amendment No. 1 to Form
            N-4 for GE Life & Annuity Separate Account 4, Registration No.
            333-67904.

(4)(b)(v)   Joint Annuitant Endorsement P5219 1/03. Previously filed on February
            18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
            & Annuity Separate Account 4, Registration No. 333-67904.

(4)(b)(vi)  Funding Annuity Endorsement P5230 1/03. Previously filed on February
            18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
            & Annuity Separate Account 4, Registration No. 333-67904.

(5)         Variable Annuity Application Form 18087 8/2001. Previously filed on
            January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
            GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(a)      Form of Additional Payment Allocation Request. Previously filed on
            January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
            GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(b)      Variable Annuity Application -- Additional Riders Form 18087RDR
            8/2001. Previously filed on January 16, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(6)(a)      Amended and Restated Articles of Incorporation of Genworth Life and
            Annuity Insurance Company. Previously filed on January 3, 2006 with
            Post-Effective Amendment No. 11 to Form N-4 for Genworth Life &
            Annuity VA Separate Account 1, Registration No. 333-67904.

(6)(b) By-Laws of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 11 to Form
            N-4 for Genworth Life & Annuity VA Separate Account 1, Registration
            No. 333-67904.

(7)         Reinsurance Agreement. Previously filed on April 17, 2003 with
            Post-Effective Amendment No. 3 to Form N-4 for GE Life & Annuity
            Separate Account 4, Registration No. 333-67904.

(8)         Participation Agreement between GE Investments Funds, Inc. and
            Genworth Life and Annuity Insurance Company. Previously filed on
            April 13, 2007 with Post-Effective Amendment No. 13 to Form N-4 for
            Genworth Life & Annuity VA Separate Account 1, Registration No.
            333-67904.

(8)(a)      Amendment to Fund Participation Agreement between GE Investments
            Funds, Inc. and Genworth Life and Annuity Insurance Company.
            Previously filed on April 27, 2011 with Post-Effective Amendment No.
            17 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
            Registration No. 333-67904.

(9) Opinion and Consent of Michael D. Pappas, Counsel for Genworth Life and Annuity Insurance Company. Filed herewith.

(10) Consents of Independent Registered Public Accounting Firm. Filed herewith.

(11)        Not applicable.

(12)        Not applicable.

(13) Schedule Showing Computation for Performance Data. Previously filed on April 22, 2002 with Post-Effective Amendment No. 1 to Form N-4 for
     GE Life & Annuity Separate Account 4, Registration No. 333-67902.

(14) Power of Attorney. Filed herewith.


Item 25.  Directors and Officers of the Depositor



David W. O'Leary          Director, President and Chief Executive Officer
Thomas J. McInerney(1)    Director, Chairperson of the Board and Senior Vice President
Daniel J. Sheehan, IV(2)  Director, Senior Vice President and Chief Investment Officer
Gregory S. Karawan        Director
Thomas E. Duffy           Senior Vice President, General Counsel and Secretary
Jeffrey S. Wright         Senior Vice President and Chief Financial Officer
Matthew P. Keppler        Senior Vice President and Chief Actuary
Michael T. McGarry        Senior Vice President and Chief Information Officer
Elena K. Edwards          Senior Vice President
Kelly L. Groh(1)          Senior Vice President
Vincent L. Bodnar         Senior Vice President
Lawrence M. Nisenson      Senior Vice President
Angela R. Simmons         Vice President and Controller
John G. Apostle, II(1)    Vice President and Chief Compliance Officer
Lisa J. Baldyga(1)        Treasurer



   The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.

   (1) The principal business address is Genworth Financial, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

   (2) The principal business address is Genworth Financial, Inc., 3001 Summer St., 2nd Floor, Stamford, Connecticut 06905.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

                                  [FLOW CHART]



Item 27.  Number of Contractowners


   As of March 22, 2018, there were 1,691 owners of Qualified Contracts and 1,152 owners of Non-Qualified Contracts.


Item 28.  Indemnification

   Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Genworth Life and Annuity Insurance Company's Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, Genworth Life and Annuity Insurance Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                                    *  *  *

Item 29.  Principal Underwriter

   (a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2, Genworth Life & Annuity VA Separate Account 3, and Genworth Life & Annuity VA Separate Account 4.

   (b) Management


       Name                Address           Positions and Offices with Underwriter
       ----                 -------          --------------------------------------
Scott R. Reeks...... 6610 W. Broad St.     Director, Chairperson of the Board,
                     Richmond, VA 23230    President and Chief Executive Officer
Thomas E. Duffy..... 6610 W. Broad St.     Director and Vice President
                     Richmond, VA 23230
John G. Apostle, II. 6620 W. Broad St.     Director
                     Richmond, VA 23230
James J. Namorato... 6620 W. Broad Street  Senior Vice President and Chief Compliance
                     Richmond, VA 23230    Officer
Vidal J. Torres, Jr. 6620 W. Broad St.     Vice President and Secretary
                     Richmond, VA 23230
Lisa J. Baldyga..... 6620 W. Broad St.     Vice President and Treasurer
                     Richmond, VA 23230
Bonnie C. Turner.... 6610 W. Broad St.     Financial & Operations Principal
                     Richmond, VA 23230

   (c)


                                     (2)
            (1)                Net Underwriting       (3)            (4)
          Name of               Discounts and     Compensation    Brokerage      (5)
    Principal Underwriter        Commissions     on Redemption   Commissions Compensation
    ---------------------      ----------------   -------------  ----------- ------------
Capital Brokerage Corporation  Not Applicable    Not Applicable     12.0%    $37.6 million


Item 30.  Location of Accounts and Records

   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life and Annuity Insurance Company at 6610 West Broad Street, Richmond, Virginia 23230.

Item 31.  Management Services

   Not Applicable.

Item 32.  Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Genworth Life and Annuity Insurance Company at the address or phone number listed in the prospectus.

  STATEMENT PURSUANT TO RULE 26(f) OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

  STATEMENT PURSUANT TO RULE 6c-7 OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company offers and will offer contracts to participants in the Texas Optional Retirement Program. In connection therewith, Genworth Life and Annuity Insurance Company and the Genworth Life & Annuity VA Separate Account 1 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

  SECTION 403(b) OF THE INTERNAL REVENUE REPRESENTATIONS

   Genworth Life and Annuity Insurance Company represents that in connection with its offering of contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 26th day of April 2018.



                                             GENWORTH LIFE & ANNUITY VA
                                             SEPARATE ACCOUNT 1   (REGISTRANT)

                                             By:    /S/  LANCE R. BERTHIAUME
                                                  ------------------------------
                                                       Lance R. Berthiaume
                                                         Vice President

                                             GENWORTH LIFE AND ANNUITY
                                               INSURANCE COMPANY (DEPOSITOR)

                                             By:    /S/  LANCE R. BERTHIAUME
                                                  ------------------------------
                                                       Lance R. Berthiaume
                                                         Vice President



   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



           Name                          Title                   Date
            ----                         -----                   ----

  /S/  DAVID W. O'LEARY*     Director, President and Chief  April 26, 2018
     David W. O'Leary          Executive Officer

 /S/  THOMAS J. MCINERNEY*   Director, Chairperson of the   April 26, 2018
    Thomas J. McInerney        Board and Senior Vice
                               President

/S/  DANIEL J. SHEEHAN, IV*  Director, Senior Vice          April 26, 2018
   Daniel J. Sheehan, IV       President and Chief
                               Investment Officer

 /S/  GREGORY S. KARAWAN*    Director                       April 26, 2018
    Gregory S. Karawan

  /S/  JEFFREY S. WRIGHT*    Senior Vice President and      April 26, 2018
     Jeffrey S. Wright         Chief Financial Officer

  /S/  ANGELA R. SIMMONS*    Vice President and Controller  April 26, 2018
     Angela R. Simmons



*By:  /S/  LANCE R. BERTHIAUME  , pursuant to Power of                 April 26, 2018
        Lance R. Berthiaume       Attorney executed on March 29, 2018.